                                RESTATED AND AMENDED

                                   LOAN AGREEMENT

                                      BETWEEN

                            MINERAL RIDGE RESOURCES INC.

                                        AND

                                 DRESDNER BANK AG,

                                    NEW YORK AND
                               GRAND CAYMAN BRANCHES

                            DATED AS OF OCTOBER 21, 1998


                                  TABLE OF CONTENTS

ARTICLE 1 DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
     1.1   Definitions.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
     1.2   Accounting Principles.. . . . . . . . . . . . . . . . . . . . . . . . . 13
     1.3   Rules of Construction.. . . . . . . . . . . . . . . . . . . . . . . . . 13
ARTICLE 2 LOANS UNDER THE FACILITY . . . . . . . . . . . . . . . . . . . . . . . . 14
     2.1   The Loans.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
           (a) THE EXISTING TERM LOAN. . . . . . . . . . . . . . . . . . . . . . . 14
           (b) THE ADDITIONAL LOANS. . . . . . . . . . . . . . . . . . . . . . . . 14
           (c) PAYMENT OF LOANS. . . . . . . . . . . . . . . . . . . . . . . . . . 14
     2.2   INTEREST. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
           (a) ACCRUED INTEREST UNDER THE ORIGINAL LOAN AGREEMENT. . . . . . . . . 15
           (b) INTEREST UNDER THIS AGREEMENT.. . . . . . . . . . . . . . . . . . . 15
           (c) BORROWING PERIODS.. . . . . . . . . . . . . . . . . . . . . . . . . 15
           (d) PAYMENT OF INTEREST.. . . . . . . . . . . . . . . . . . . . . . . . 15
     2.3   NOTES.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
           (a) THE EXISTING TERM LOAN. . . . . . . . . . . . . . . . . . . . . . . 16
           (b) THE ADDITIONAL TERM LOAN. . . . . . . . . . . . . . . . . . . . . . 16
           (c) THE LETTER OF CREDIT LOANS. . . . . . . . . . . . . . . . . . . . . 16
     2.4   MODIFICATION OF GOLD FORWARD CONTRACTS THROUGH REPRICING AND RELEASE
           OF PROCEEDS FOR USE ON PROJECT. . . . . . . . . . . . . . . . . . . . . 16
     2.5   MANDATORY REPAYMENT OF LOANS AND OTHER OBLIGATIONS. . . . . . . . . . . 17
           (a) MANDATORY SCHEDULED REPAYMENT OF ADDITIONAL TERM LOAN.. . . . . . . 17
           (b) MANDATORY REPAYMENT OF LOANS OR OTHER OBLIGATIONS BASED ON NET
               CASH FLOW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
     2.6   INTENTIONALLY OMITTED . . . . . . . . . . . . . . . . . . . . . . . . . 18
     2.7   VOLUNTARY PREPAYMENTS . . . . . . . . . . . . . . . . . . . . . . . . . 18
     2.8   FEES AND OTHER COMPENSATION.. . . . . . . . . . . . . . . . . . . . . . 18
           (a) ACCRUED FEES. . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
           (b) ACCRUED EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . 18
           (c) CURRENT ADMINISTRATION FEE. . . . . . . . . . . . . . . . . . . . . 19
           (d) THE LENDER'S PARTICIPATING INTEREST IN NET CASH FLOW. . . . . . . . 19
     2.9.  MISCELLANEOUS.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
           (a) PAYMENTS AND COMPUTATIONS.. . . . . . . . . . . . . . . . . . . . . 19
           (b) DEFAULT INTEREST. . . . . . . . . . . . . . . . . . . . . . . . . . 20
           (c) BREAKAGE COSTS. . . . . . . . . . . . . . . . . . . . . . . . . . . 20
     2.10  TAXES.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
           (a) OTHER TAXES.. . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
           (b) SURVIVAL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
ARTICLE 3 EXISTING LETTER OF CREDIT. . . . . . . . . . . . . . . . . . . . . . . . 21
     3.1.  ISSUANCE UNDER ORIGINAL LOAN AGREEMENT. . . . . . . . . . . . . . . . . 21
     3.2.  LETTER OF CREDIT AVAILABILITY.. . . . . . . . . . . . . . . . . . . . . 21
     3.3   REIMBURSEMENT FOR AMOUNTS DRAWN; FEES RELATING TO THE EXISTING LETTER
           OF CREDIT.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
ARTICLE 4 COLLATERAL ARRANGEMENTS. . . . . . . . . . . . . . . . . . . . . . . . . 22
     4.1.  DEED OF TRUST; FINANCING STATEMENTS; SUPPLEMENTAL DEEDS OF TRUST.     . 22
     4.2.  VGH GUARANTEE.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
     4.3.  VGH PLEDGE AGREEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . 23
     4.4.  COLLATERAL ASSIGNMENTS OF MATERIAL PROJECT AGREEMENTS.. . . . . . . . . 23
     4.5.  ACCOUNTS AND COLLATERAL ASSIGNMENT THEREOF. . . . . . . . . . . . . . . 23
     4.6.  RELEASE OF COLLATERAL UPON PAYMENT OF LOAN OBLIGATIONS. . . . . . . . . 24
ARTICLE 5 CONDITIONS PRECEDENT . . . . . . . . . . . . . . . . . . . . . . . . . . 24
     5.1   CONDITIONS PRECEDENT TO THE DISBURSEMENT OF THE ADDITIONAL TERM LOAN
           AND RELEASE OF PROCEEDS.. . . . . . . . . . . . . . . . . . . . . . . . 24
           (a) IRREVOCABLE REQUESTS. . . . . . . . . . . . . . . . . . . . . . . . 24
           (b) THIS AGREEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . 24
           (c) NOTES.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
           (d) OPINIONS OF COUNSEL FOR THE BORROWER AND VGH. . . . . . . . . . . . 24
           (e) TITLE OPINIONS AND STATUS REPORTS.. . . . . . . . . . . . . . . . . 24
           (f) BORROWER'S AND VGH'S INCORPORATION PAPERS.. . . . . . . . . . . . . 25
           (g) BORROWER'S AND VGH'S CORPORATE RESOLUTIONS. . . . . . . . . . . . . 25
           (h) GOOD STANDING CERTIFICATES. . . . . . . . . . . . . . . . . . . . . 25
           (i) COLLATERAL AGREEMENTS; VGH GUARANTEE; VGH PLEDGE AGREEMENT. . . . . 25
           (j) EVIDENCE OF DUE FILING OF COLLATERAL AGREEMENTS.. . . . . . . . . . 25
           (k) INSURANCE.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
           (l) APPROVALS, PERMITS, CONSENTS AND BONDS. . . . . . . . . . . . . . . 26
           (m) PROCESS AGENT.. . . . . . . . . . . . . . . . . . . . . . . . . . . 26
           (n) PROJECT DEVELOPMENT ARRANGEMENTS; SETTLEMENTS WITH FORMER
               CONTRACTORS.. . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
           (o) ACCOUNTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
           (p) AMENDMENT TO ROYALTY UNDER MMC PROPERTY DEED. . . . . . . . . . . . 26
           (q) OFFICER'S CERTIFICATE.. . . . . . . . . . . . . . . . . . . . . . . 26
           (r) HEDGING AGREEMENT.. . . . . . . . . . . . . . . . . . . . . . . . . 27
           (s) SHARE PURCHASE AGREEMENT. . . . . . . . . . . . . . . . . . . . . . 27
           (t) ADDITIONAL PROJECT EQUIPMENT. . . . . . . . . . . . . . . . . . . . 27
           (u) ADDITIONAL MATTERS. . . . . . . . . . . . . . . . . . . . . . . . . 28
ARTICLE 6 REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . . . 28
     6.1.  DUE ORGANIZATION. GOOD STANDING AND AUTHORITY.. . . . . . . . . . . . . 28
     6.2.  DUE AUTHORIZATION; NON-CONTRAVENTION. . . . . . . . . . . . . . . . . . 28
     6.3.  NO APPROVALS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
     6.4.  VALIDITY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
     6.5.  FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . 29
     6.6.  LITIGATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
     6.7.  DESCRIPTION OF THE BUSINESS.. . . . . . . . . . . . . . . . . . . . . . 29
     6.8.  DISCLOSURE; CONSTRUCTION AND PROJECT BUDGETS; SUFFICIENT FUNDING. . . . 29
     6.9.  TITLE TO PROPERTIES.. . . . . . . . . . . . . . . . . . . . . . . . . . 30
     6.10. LEASES AND ROYALTIES. . . . . . . . . . . . . . . . . . . . . . . . . . 31
     6.11. TRANSPORTATION, UTILITIES AND WATER SUPPLY. . . . . . . . . . . . . . . 32
     6.12. PAYMENT OF TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
     6.13. AGREEMENTS.   32
     6.14. COMPLIANCE WITH LAWS. . . . . . . . . . . . . . . . . . . . . . . . . . 32
     6.15. PERMITS AFFECTING PROPERTIES. . . . . . . . . . . . . . . . . . . . . . 33
     6.16. PRIOR SECURITY INTEREST.. . . . . . . . . . . . . . . . . . . . . . . . 33
     6.17. ERISA.   33
     6.18. INVESTMENT COMPANY ACT OF 1940. . . . . . . . . . . . . . . . . . . . . 33
     6.19. NO MATERIAL ADVERSE EFFECT. . . . . . . . . . . . . . . . . . . . . . . 33
     6.20. NO EVENT OF DEFAULT.. . . . . . . . . . . . . . . . . . . . . . . . . . 34
ARTICLE 7 AFFIRMATIVE COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . . 34
     7.1.  NOTICE TO THE LENDER. . . . . . . . . . . . . . . . . . . . . . . . . . 34
     7.2.  FINANCIAL STATEMENTS, MONTHLY REPORTS AND INFORMATION.. . . . . . . . . 35
     7.3.  DELIVERY OF UPDATED PROJECT BUDGET AND HEDGING CERTIFICATE. . . . . . . 35
     7.4.  MAINTENANCE OF EXISTENCE. . . . . . . . . . . . . . . . . . . . . . . . 36
     7.5.  COMPLIANCE WITH LAWS. . . . . . . . . . . . . . . . . . . . . . . . . . 36
     7.6.  PAYMENT OF INDEBTEDNESS.. . . . . . . . . . . . . . . . . . . . . . . . 36
     7.7.  USE OF LOAN PROCEEDS. . . . . . . . . . . . . . . . . . . . . . . . . . 36
     7.8.  TAXES.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
     7.9.  BOOKS AND RECORDS.. . . . . . . . . . . . . . . . . . . . . . . . . . . 36
     7.10. INSURANCE.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
     7.11. PROJECT DEVELOPMENT.. . . . . . . . . . . . . . . . . . . . . . . . . . 38
           (a) PROJECT CONSTRUCTION, DEVELOPMENT AND OPERATION.. . . . . . . . . . 38
           (a) ACQUISITION OF LANDS AND EQUIPMENT PURCHASES. . . . . . . . . . . . 38
     ADDITIONAL CAPITAL CONTRIBUTIONS OR LOANS FOR CAPITAL COST OVERRUNS.  38
     7.1.  INTENTIONALLY OMITTED.. . . . . . . . . . . . . . . . . . . . . . . . . 38
     7.2   MAINTENANCE OF LIENS. . . . . . . . . . . . . . . . . . . . . . . . . . 38
     7.3   DEFEND TITLE AND ACCESS; CHANGE IN GENERAL MINING LAWS. . . . . . . . . 38
     7.4   HEDGING REQUIREMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . 39
     7.5   INTENTIONALLY OMITTED.. . . . . . . . . . . . . . . . . . . . . . . . . 39
     7.6   ACCOUNTS; PERMITTED DIVIDENDS AND DISTRIBUTIONS.. . . . . . . . . . . . 39
           (a) ACCOUNTS; PERMITTED DISTRIBUTIONS.. . . . . . . . . . . . . . . . . 39
           (b) PERMITTED DIVIDENDS AND DISTRIBUTIONS.. . . . . . . . . . . . . . . 39
     7.7   INTENTIONALLY OMITTED . . . . . . . . . . . . . . . . . . . . . . . . . 40
     7.8   LIFETIME CASH FLOW. . . . . . . . . . . . . . . . . . . . . . . . . . . 40
     7.9   FURTHER ASSURANCES. . . . . . . . . . . . . . . . . . . . . . . . . . . 40
ARTICLE 8 NEGATIVE COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
     8.1   INDEBTEDNESS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
     8.2   LIENS.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
     8.3   ALTERATIONS. DISPOSAL OF ASSETS, ETC. . . . . . . . . . . . . . . . . . 41
     8.4   LEASES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
     8.5   LIQUIDATION; MERGER.. . . . . . . . . . . . . . . . . . . . . . . . . . 41
     8.6   CHANGE IN BUSINESS. . . . . . . . . . . . . . . . . . . . . . . . . . . 41
     8.7   FORWARD SALES; HEDGING LIMITATIONS. . . . . . . . . . . . . . . . . . . 41
     8.8   CAPITAL EXPENDITURES. . . . . . . . . . . . . . . . . . . . . . . . . . 42
     8.9   DIVIDENDS, DISTRIBUTIONS, ETC.. . . . . . . . . . . . . . . . . . . . . 42
     8.10  LOANS; INTERCOMPANY ACCOUNTS. . . . . . . . . . . . . . . . . . . . . . 42
     8.11  POLLUTION CONTROL.. . . . . . . . . . . . . . . . . . . . . . . . . . . 42
     8.12  ERISA COMPLIANCE. . . . . . . . . . . . . . . . . . . . . . . . . . . . 42
     8.13  CHANGE OF OWNERSHIP.. . . . . . . . . . . . . . . . . . . . . . . . . . 42
ARTICLE 9 EVENTS OF DEFAULT. . . . . . . . . . . . . . . . . . . . . . . . . . . . 43
     9.1   EVENTS OF DEFAULT.. . . . . . . . . . . . . . . . . . . . . . . . . . . 43
           (a) NONPAYMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43
           (b) SPECIFIC DEFAULTS.. . . . . . . . . . . . . . . . . . . . . . . . . 43
           (c) OTHER DEFAULTS. . . . . . . . . . . . . . . . . . . . . . . . . . . 43
           (d) REPRESENTATION OR WARRANTY. . . . . . . . . . . . . . . . . . . . . 43
           (e) CROSS-DEFAULT.. . . . . . . . . . . . . . . . . . . . . . . . . . . 43
           (f) INSOLVENCY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44
           (g) COLLATERAL AGREEMENTS, HEDGING AGREEMENT AND VGH GUARANTEE. . . . . 44
           (h) SECURITY INTEREST.. . . . . . . . . . . . . . . . . . . . . . . . . 44
           (i) INVOLUNTARY LIENS.. . . . . . . . . . . . . . . . . . . . . . . . . 44
           (j) JUDGMENTS.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44
           (k) CONDEMNATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . 44
           (l) REGULATORY ACTION.. . . . . . . . . . . . . . . . . . . . . . . . . 44
           (m) MATERIAL PROJECT PERMIT AND OTHER GOVERNMENT APPROVALS. . . . . . . 45
           (n) MATERIAL PROJECT AGREEMENTS.. . . . . . . . . . . . . . . . . . . . 45
           (o) SUSPENSION OF PROJECT.. . . . . . . . . . . . . . . . . . . . . . . 45
           (p) ABANDONMENT AND TERMINATION.. . . . . . . . . . . . . . . . . . . . 45
           (q) MATERIAL ADVERSE EFFECT.. . . . . . . . . . . . . . . . . . . . . . 45
     9.2   REMEDIES UPON EVENT OF DEFAULT. . . . . . . . . . . . . . . . . . . . . 45
     9.3   TERMINATION OF PROJECT IN ACCORDANCE WITH PROJECT BUDGET. . . . . . . . 46
ARTICLE 10 MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 46
     10.1  NOTICES.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 46
     10.2  AMENDMENTS, ETC.. . . . . . . . . . . . . . . . . . . . . . . . . . . . 47
     10.3  NO WAIVER; CUMULATIVE REMEDIES. . . . . . . . . . . . . . . . . . . . . 47
     10.4  COSTS AND EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . . 47
     10.5  INDEMNITY FOR TELEPHONE INSTRUCTIONS. . . . . . . . . . . . . . . . . . 48
     10.6  RIGHT OF SET-OFF. . . . . . . . . . . . . . . . . . . . . . . . . . . . 48
     10.7  INDEMNIFICATION.. . . . . . . . . . . . . . . . . . . . . . . . . . . . 48
     10.8  USURY SAVINGS; LIMITATION ON INTEREST.. . . . . . . . . . . . . . . . . 49
     10.9  BINDING EFFECT; ASSIGNMENT OF RIGHTS. . . . . . . . . . . . . . . . . . 50
     10.10 CONSENT TO JURISDICTION.. . . . . . . . . . . . . . . . . . . . . . . . 50
     10.11 GOVERNING LAW.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 51
     10.12 COUNTERPARTS; FACSIMILE TRANSMISSION. . . . . . . . . . . . . . . . . . 51
     10.13 CONFIDENTIALITY; PUBLIC ANNOUNCEMENTS.. . . . . . . . . . . . . . . . . 51
     10.14 NO THIRD PARTY BENEFICIARIES. . . . . . . . . . . . . . . . . . . . . . 52
     13.15 RESTATEMENT AND AMENDMENT OF ORIGINAL LOAN AGREEMENT; ENTIRE
           AGREEMENT.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 52



                        RESTATED AND AMENDED LOAN AGREEMENT

            This RESTATED AND AMENDED LOAN AGREEMENT (this "AGREEMENT") is entered into as of October 21, 1998, by and between MINERAL RIDGE RESOURCES INC., a Nevada corporation (the "BORROWER"), and DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES (the "LENDER").

                                      RECITALS

            A. Concurrently with and subject to the effectiveness of this Agreement, VISTA GOLD HOLDINGS INC., a Nevada corporation ("VGH"), which is a wholly-owned subsidiary of VISTA GOLD CORP., a corporation continued under the laws of the Yukon Territory of Canada ("VISTA"), is buying from CORNUCOPIA RESOURCES INC., a Nevada corporation ("CRT"), which is a wholly-owned subsidiary of CORNUCOPIA RESOURCES LTD., a company organized by way of amalgamation under the Company Act of British Columbia ("CRL"), all of the issued and outstanding capital stock of the Borrower, pursuant to that certain Share Purchase and Sale Agreement dated as of October 21, 1998 among CRL, CRI, Vista and VGH (the "SHARE PURCHASE AGREEMENT").

            B. The Borrower is the owner and operator of an open pit, heap leach gold project known as the Mineral Ridge Gold Project located in Esmeralda County, Nevada (the "PROJECT").

            C. The Borrower and the Lender previously entered into that certain Loan Agreement dated as of January 17, 1997 (the "ORIGINAL LOAN AGREEMENT"), pursuant to which the Lender provided financing to the Borrower for Project construction and development costs and the Borrower's initial working capital requirements, which financing included a term loan and a letter of credit issued by the Lender in favor of Sierra Pacific Power Company ("Sierra Pacific") in connection with Sierra Pacific's construction of electric power lines and provision of other ancillary electrical equipment necessary to service the Project.

            D. In addition, the Borrower and the Lender previously entered into that certain Master Agreement dated as of October 4, 1996 (the "HEDGING AGREEMENT"), pursuant to which the Lender has provided the Borrower with gold hedging arrangements in support of the Project and the loans and letter of credit provided under the Original Loan Agreement.

            E. The Borrower's obligations relating to the indebtedness created under the Original Loan Agreement and its gold delivery and other obligations under the Hedging Agreement are secured by (i) all of its right, title and interest in the Project, including a first priority lien (subject to liens permitted under the Original Loan Agreement) upon all of its interests in the mining claims and other real property interests comprising the Project and a first priority perfected security interest in the machinery, equipment and other personal property and fixtures located thereon or related thereto, (ii) all of its right, title and interest under the Hedging Agreement, and (iii) certain other collateral as described in the Original Loan Agreement.

            F. In consideration for the Lender's financing of the Borrower and the Project as provided in the Original Loan Agreement, CRL and CRI guaranteed the indebtedness and other obligations of the Borrower under the Original Loan Agreement and the Hedging Agreement and secured their respective obligations under such guarantees by pledges in favor of the Lender, all pursuant to the terms of the Original Loan Agreement and the guarantees and pledge agreements executed by CRL and CRI in connection herewith.

            G. Various "Events of Default" under and as defined in the Original Loan Agreement, including with respect to the payment of money, have occurred and are continuing.

            H. VGH is willing to contribute to the Borrower for use on the Project additional mining equipment having an independently appraised value of not less than $5,000,000.00, which will be subject to Lender's first priority security interest.

            I. The Borrower, CRI, CRL, VGH and Vista have requested the Lender (i) to consent to CRI's sale of the Borrower's capital stock to VGH pursuant to the Share Purchase Agreement, (ii) to restate and amend the Borrower's existing obligations under the Original Loan Agreement and to provide certain additional financing for the Project through the making of additional loans and the release of certain collateral proceeds, (iii) to continue providing the Borrower with gold hedging arrangements pursuant to the Hedging Agreement, and (iv) to release the guarantees and pledge agreements of CRI and CRL, and the Lender is willing to do so subject to and on the terms and conditions set forth in this Agreement.

                                     AGREEMENT

            NOW, THEREFORE, the parties agree as follows:

                                     ARTICLE I

                                    DEFINITIONS

            1.1 DEFINITIONS. When used in this Agreement the following terms have the following meanings:

            "ACCEPTABLE DELIVERY LOCATION" means the Lender's gold account in London, England, or any other location for the delivery of Gold hereunder as may be mutually agreed by the Borrower and the Lender-

            "ACCOMMODATION AGREEMENT" means the agreement, substantially in the form of EXHIBIT P attached hereto, between Mary Mining Company, Inc. (the party to the MMC Property Deed), the Borrower and the lender.

            "ACCRUED EXPENSES" means the aggregate amount of accrued and unpaid reimbursable expenses payable by the Borrower to the Lender pursuant to the Original Loan Agreement or this Agreement to the extent not required by this Agreement to be paid on a current basis.

            "ACCRUED FEES" means the aggregate amount of accrued and unpaid fees payable by the Borrower to the Lender pursuant to the Original Loan Agreement and this Agreement, including all "Letter of Credit Fees" accruing prior to the Restatement Closing Date and the past due "Administration Fee" under and as defined in the Original Loan Agreement.

            "ACCRUED INTEREST" means, at any time, the aggregate amount of accrued and unpaid interest then payable on the Loans under the Original Loan Agreement and this Agreement.

            "ADDITIONAL LOANS" means the Additional Term Loan and the Letter of Credit Loans, if any.

            "ADDITIONAL TERM LOAN" means the term loan in the original aggregate principal amount of $1,615,000.00 to be made by the Lender on the Restatement Closing Date pursuant to Section 2.1(b)(i).

            "ADMINISTRATION FEE" has the meaning set forth in SECTION 2.8(F).

            "AFFILIATE" means as to any Person, each other Person that directly or indirectly (through one or more intermediaries or otherwise) controls, is controlled by, or is under common control with, such Person. A Person shall be deemed to be "controlled by " any other Person if such other Person possesses, directly or indirectly, power (a) to vote 20% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

            "AGREEMENT" means this Loan Agreement, as it may be amended, supplemented or otherwise modified and in effect from time to time.

            "AMOUNT OUTSTANDING" means, with respect to the Loans or any specified portion thereof, the total principal amount of all Loans or such specified portion, as the case may be, outstanding on the date of determination (which shall be a Business Day).

            "AREA OF INTEREST," with respect to the Project, means the area within a 2-mile radius of the outside boundaries of the Lands of the Project on the date of this Agreement as described in SCHEDULE I attached hereto.

            "AUTHORIZED OFFICER" means in respect of any company, any officer of such company who has been duly authorized to act on behalf of such company with respect to the applicable matters by appropriate resolution of the board of directors of such company, and any other person duly authorized in writing by any such officer by notice to the Lender.

          "BORROWER" means Mineral Ridge Resources Inc., a Nevada corporation.

            "BORROWING PERIOD" means the interest or borrowing period from time to time in effect as set forth in SECTION 2.2(C).

            "BORROWING RATE" means, for any Borrowing Period, the interest rate per annum equal to 2.0% plus LIBOR for such Borrowing Period, as determined two Business Days prior to the commencement of such Borrowing Period; PROVIDED, that if, pursuant to SECTION 2.2(C). the Borrower is deemed to have selected a Borrowing Period of 30 days and the Lender determines that dollar deposits are not being offered in the London interbank dollar market for a Borrowing Period of 30 days in accordance with customary practice, then the "Borrowing Rate" for such Borrowing Period shall be equal to the "prime rate" of interest (or equivalent) of The Chase Manhattan Bank, N.A., in New York, New York, as in effect on the first day of such Borrowing Period.

            "BUSA AGREEMENT AND PROPERTY DEED" means the deed and conveyance into the Borrower executed and delivered prior to the date of the Original Loan Agreement pursuant to that certain Option to Purchase Agreement dated August 31, 1995, as amended by Letter Agreement dated March 25, 1996, between CRL and Benguetcorp USA, Inc. ("BUSA"), assigned to Borrower pursuant to that certain Assignment of Option Agreement between CRL and Borrower dated as of July 31, 1996, and covering the Borrower's interest in the mining claims and other real property known as the Oromonte area of the Project. For purposes of this Agreement, the term "BUSA Agreement and Property Deed" shall include the deeds into BUSA from prior property owners (e.g., Dudley and Stewart).

            "BUSINESS DAY" means any day on which the London Bullion Market, Comex, and banks in New York City are open for business.

            "CAPITAL EXPENDITURES" means all improvements and additions to fixed assets, including land, property improvements, development drilling, buildings, facilities and equipment, which, in accordance with GAAP, would be capitalized.

            "CASH COSTS" means (a) all direct and out-of-pocket cash costs relating to the construction, operation and maintenance of the Project; (b) Capital Expenditures on the Project provided that such items were included within the most recent Project Budget; (c) the Borrower's general and administrative costs, including the Vista Management Fee; (d) taxes (including taxes paid by the Borrower on the overall net income and net proceeds of the Borrower); (e) Royalties; and (f) repayments of the Additional Term Loan made pursuant to SECTION 2.5(A) and payments made with respect to interest, fees and expenses of the Lender under this Agreement. Notwithstanding anything in the foregoing definition, "Cash Costs" shall not include any payments with respect to the seller's note described in SECTION 5.1(T) nor, unless otherwise specifically agreed to in writing by the Lender, any other payments made with respect to intercompany loans made to the Borrower by VGH, Vista or any Subsidiary.

            "CODE" shall mean the United States Internal Revenue Code of 1986, as amended, as now or hereafter in effect, together with all regulations, rulings and interpretations thereof or thereunder by the United States Internal Revenue Service.

            "COLLATERAL" means all property, assets, rights and interests intended to be subject from time to time to any lien or security interest pursuant to any of the Collateral Agreements.

            "COLLATERAL AGREEMENTS" means the Deed of Trust, any Supplemental Deeds of Trust, and any financing statements required thereunder or related thereto, any Collateral Assignment of Material Project Agreements, the VGH Pledge Agreement, any collateral assignment of the Project Account and each other agreement delivered from time to time to secure the Borrower's obligations under the Original Loan Agreement, this Agreement, the Notes and the Hedging Agreement or to secure VGH's obligations under the VGH Guarantee, together with any amendments, supplements or modifications thereto executed in connection with this Agreement.

            "COLLATERAL ASSIGNMENT OF MATERIAL PROJECT AGREEMENTS" means any collateral assignment of any Material Project Agreements (e.g., the Mining Leases) by the Borrower in favor of the Lender, securing the Borrower's obligations under this Agreement, the Notes and the Hedging Agreement, in substantially the form of EXHIBIT K.

            "COMEX" means the Commodity Exchange, Inc. in New York City.

            "CRI" means Cornucopia Resources Inc., a Nevada corporation, and a wholly-owned subsidiary of CRL.

            "CRL" means Cornucopia Resources Ltd., a company incorporated by amalgamation under the Company Act of British Columbia, and the parent company of CRI.

            "DATE OF DEFAULT" has the meaning set forth in SECTION 9.2(B).

            "DEBT" means as to any Person: (a) indebtedness, present or future, actual or contingent, of such Person for borrowed money or gold or other assets or for such Person's obligations to deliver gold under arrangements where gold is sold on a pre-paid forward sale basis or for the deferred purchase price of other property or services (other than obligations under agreements for the purchase of goods and services in the normal course of business which are not more than 60 days past due); (b) obligations of such Person under capital leases or any other financing transaction; and (c) obligations of such Person under any direct or indirect guaranty in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of any other Person of the kinds referred to in CLAUSE (A) OR (B) above.

            "DEED OF TRUST" means the Deed of Trust, Security Agreement, Financing Statement and Assignment of Production and Proceeds dated as of January 17, 1997 granted by the Borrower in favor of the Lender in the form of Exhibit H-l attached hereto, covering all of the Borrower's right, title and interest in and to the Lands, and to the Equipment, Machinery, Property and Fixtures and certain other property designated therein, as amended by the Modification to Deed of Trust, Security Agreement, Financing Statement And Assignment Of Production And Proceeds to be executed by the Borrower and the Lender on the Restatement Closing Date in substantially the form attached hereto as EXHIBIT H-2.

            "DOLLARS" or "$" means, unless otherwise expressly provided. United States dollars.

            "ENVIRONMENTAL ASSESSMENT" means the Environmental Assessment No. NV65-EA96-024 with respect to the Project which the Borrower prepared and submitted to the U.S. Bureau of Land Management, Department of the Interior, Battle Mountain District Office, Nevada ("BLM") in draft form in connection with its submission of its Plan of Operations. The BLM issued its Record of Decision approving the Environmental Assessment and Finding of No Significant Impact on July 26, 1996.

            "ENVIRONMENTAL LAWS" shall mean any and all federal, state and local statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the protection of human health, safety or the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes, which statutes and regulations shall include the Comprehensive Environmental Response Compensation and Liability Act, as amended, 42 U.S.C. Section 9601 et seq.: the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901 ETSEQ.: the Federal Water and Pollution Control Act, as amended, 33 U.S.C. Section 1251 ET SEQ.: the Federal Clean Air Act, as amended, 42 U.S.C. Section 7401 ET SEQ.: the Emergency Planning and Community Right to Know Act, as amended, 42 U.S.C. Section 11001 ET SEQ.: the Toxic Substances Control Act, 154 U.S.C. Sections 2601-2629; the Safe Drinking Water Act, 42 U.S.C. Sections 300f-300j; Nevada Revised Statues, Chapters 445, 445A, 445B, 459 and 519A; and the regulations issued under each of such federal or state statutes.

            "EPCM CONTRACT" means the principal engineering, purchasing and construction management contract dated as of August 20, 1996, with Roberts & Schaefer Company, as the same may have been amended from time to time, and pursuant to which the Borrower contracted for the construction of the leach pad and processing aspects of the Project.

//ex-xxx_1043_ab.cecc

            "EQUIPMENT, MACHINERY, PROPERTY AND FIXTURES" means the equipment, machinery, personal property and fixtures described in SCHEDULE 2 attached hereto and all machinery, equipment and property, whether moveable or immoveable, and all buildings, plants, structures, installations and fixtures of any type whatsoever, now owned or hereafter acquired by the Borrower, VGH, Vista, or any Subsidiary of any of such parties and used in connection with the Project or with properties located within the Project's Area of Interest.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

      "EVENT OF DEFAULT" means any of those events specified in SECTION 9.1.

            "EXISTING LETTER OF CREDIT" means the $1,089,242.00 letter of credit dated January 31, 1997 issued by the Lender for the account of the Borrower and in favor of Sierra Pacific pursuant to the Original Loan Agreement in the form of EXHIBIT B attached hereto, together with any renewals thereof, and any amendments thereto or replacements therefor issued at the request of the Borrower and accepted by the beneficiary.

            "EXISTING TERM LOAN" means the term loan made by the Lender to the Borrower under the Original Loan Agreement.

            "FACILITY" means the financing accommodations provided or continued by the Lender under the provisions of this Agreement with respect to the Loans and the Existing Letter of Credit.

            "GAAP" means generally accepted accounting principles in Canada as in effect on the Restatement Closing Date, applied on a consistent basis (reconciled to generally accepted accounting principles in the United States of America as in effect on such date).

            "GOLD" means gold of minimum 0.995 fineness in gold bars conforming in all respects with the requirements for good delivery based on the standards of the London Bullion Market Association, and the word "ounce" or "oz." when used herein shall always mean a troy ounce.

            "HEDGING AGREEMENT" means the Master Agreement entered into between the Borrower and the Lender dated as of October 4, 1996, in the form of the International Swap Dealers Association Master Agreement attached hereto as EXHIBIT M. as it may be amended, supplemented or otherwise modified and in effect from time to time.

            "INDEPENDENT CONSULTANT" means Pincock Alien & Holt, mining engineers, or such other independent consultant, reasonably acceptable to the Borrower, as shall be appointed from time to time by the Lender to provide ongoing consulting services hereunder in accordance with SECTIONS 7.3. 7.9. 7.17 arid other provisions of this Agreement.

            "IRREVOCABLE REQUEST FOR ADDITIONAL TERM LOAN" means an irrevocable written request from the Borrower to the Lender to make the Additional Term Loan, in substantially the form of EXHIBIT C-L attached hereto.

            "IRREVOCABLE REQUEST FOR HEDGING AGREEMENT PROCEEDS" means an irrevocable written request from the Borrower to the Lender to modify and reprice certain gold-forward hedging contracts and make the proceeds available to the Borrower in accordance with SECTION 2.4. in substantially the form of EXHIBIT C-3 attached hereto.

            "LANDS" means the patented and unpatented mining claims, mining leases and other property described in SCHEDULE I attached hereto and any other mining rights or real property interests now owned or hereafter acquired by the Borrower, VGH, Vista, or any Subsidiary of any of such parties which are related to the Project or located within the Project's Area of Interest.

            "LENDER" means Dresdner Bank AG, New York and Grand Cayman Branches. "Letter of Credit Fees" shall have the meaning set forth in SECTION 3.3(B).

            "LETTER OF CREDIT LOAN" means any Loan resulting from the non-payment by the Borrower of amounts payable to Lender with respect to the Existing Letter of Credit pursuant to SECTION 3.3(A).

            "LIBOR" means the rate per annum (rounded upwards if necessary to the nearest whole one-sixteenth of one percent (1/16%)) equal to (a) the average of the offered rates as of 11:00 a.m., London time, appearing on the display designated as page "LIBO" on the Renter Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks) for dollar deposits for the relevant period of time, or (b) if fewer than two offered rates appear on the display referred to in CLAUSE (A) above, the rate determined by the Lender (which determination shall be conclusive in the absence of manifest error) to be the average of the rates at which banks are offered dollar deposits for the relevant period of time in the interbank Eurodollar market at about 11:00 a.m., London time.

            "LIEN" means a mortgage, security interest, pledge, charge, deposit arrangement, assignment, deed of trust, encumbrance, lien (statutory or other), tax lien, mechanics' lien, materialmen's lien or charge or encumbrance or conditional sale or other title retention agreement, any financing (i.e., capital as opposed to operating) lease having substantially the same economic effect as any of the foregoing, and the filing of or agreement to give any financing statement under the Uniform Commercial Code or similar law in the applicable jurisdiction.

            "LIFETIME CASH FLOW" means, at any date of determination, the sum of
(a) the Borrower's actual revenues from the Project, minus the Borrower's actual Cash Costs, for the period from the Restatement Closing Date through such date of determination, and (b) the Project's remaining projected revenues (as shown in the most recent Project Budget and approved by the Independent Consultant) over the useful life of the Project, minus the Borrower's projected Cash Costs over such period, using the Projected Gold Price on an undiscounted basis.

            "LOANS" means the Existing Term Loan and the Additional Loans.

            "MATERIAL ADVERSE EFFECT" means a material adverse effect on the Collateral or the Project or the properties, business, prospects, operation or financial condition of the Borrower, or on the Borrower's ability to (i) pay for the costs of construction, operation or maintenance of the Project in accordance with the most recent Project Budget, or (ii) perform any of its material obligations under this Agreement, the Notes, the Collateral Agreements, the Material Project Agreements, the Material Project Permits or the Hedging Agreement. In determining whether any individual event would result in a Material Adverse Effect, notwithstanding that such event does not itself have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then-existing events would result in a Material Adverse Effect.

            "MATERIAL PROJECT AGREEMENTS" means: (a) the MMC Property Deed and the BUSA Agreement and Property Deed (together with the purchase options described therein); (b) the contracts or agreements described in SCHEDULE 3 attached hereto, including any or all sales contracts, mining joint venture agreements, construction contracts, power and water supply contracts, processing, refining and smelting contracts, and all other contracts or agreements relating to the Project or the Borrower's mine or related surface facilities under which any party has a payment obligation, contingent or otherwise, in excess of $50,000, excluding the EPCM Contract and the Mining Contract; and (c) all other contracts and agreements relating to such assets or properties, the breach or default of which would have a Material Adverse Effect on the Project.

            "MATERIAL PROJECT PERMITS" means those governmental licenses, operating bonds, permits and approvals listed in SCHEDULE 4 attached hereto and which are material to the construction or operation of the Project.

            "MINING CONTRACT" means the principal mining contract dated on or about October 1, 1996, with D.H. Blattner & Sons, Inc., as the same may have been amended from time to time, pursuant to which the Borrower previously contracted for the mining of the Project.

            "MMC PROPERTY DEED" means the deed and conveyance into the Borrower executed and delivered prior, to the date of this Agreement pursuant to that certain Mining Lease and Option to Purchase dated July 21, 1993 between the Borrower and Mary Mining Company, Inc. ("MMC") and covering the Borrower's interest in the mining claims and other real property known as the Mary/Drinkwater area of the Project. Pursuant to the MMC Property Deed, MMC reserved a royalty (as indicated on SCHEDULE 5) and secured same with a Deed of Trust covering the subject Lands.

            "NET CASH FLOW" means, with respect to each calendar month, the amount, if any, by which (a) the Borrower's actual revenues from the Project for such period (including proceeds from the sale of any Project assets), exceeds
(b) the Cash Costs for such period.

            "NOTES" means the promissory notes of the Borrower issued in favor of the Lender, each dated the Restatement Closing Date, evidencing the respective Loans, as described in Section 2.3.

            "ORIGINAL LOAN AGREEMENT" means the Loan Agreement between the Borrower and the Lender dated as of January 17, 1997, as it may be amended, supplemented or otherwise modified and in effect from time to time prior to its restatement and amendment by this Agreement.

            "OTHER ACCOUNTS" has the meaning set forth in SECTION 4.5.

            "PERMITTED LIENS" means any one or more of the following:

                  (a) Liens for taxes, assessments, governmental charges or levies either not yet delinquent or being contested in good faith in an appropriate manner diligently pursued and as to which adequate reserves shall have been set aside in conformity with GAAP;

                  (b) Deposits or pledges to secure the payment of workers' compensation, unemployment insurance or other social security or retirement benefits or obligations, or to secure the performance of bids, trade contracts, leases, public or statutory obligations, surety or appeal bonds and other obligations of a like nature incurred in the ordinary course of business;

                  (c) Materialmen's, mechanics', workmen's, repairmen's, employees' or other like liens arising in the ordinary course of business to secure obligations not yet delinquent or being contested in good faith in an appropriate manner diligently pursued and as to which adequate reserves shall have been set aside in conformity with GAAP or as to which adequate bonds shall have been obtained;

                  (d) Purchase money liens, purchase money security interests or title retention arrangements on or in any property acquired or held by the Borrower in the ordinary course of business to secure purchase money Debt incurred solely for the purpose of financing the acquisition of such property, or renewals, extensions or refinancing thereof, so long as none of such Permitted Liens described in this SUBSECTION (D) exceed at any time the amount of $50,000 individually or $200,000 in the aggregate in excess of the amount budgeted for such items as contained in the Project Budget and the most recent Project Budget, and any renewal, extension or refinancing thereof does not consist of any capitalization of interest on the original Debt and does not extend to any property of the Borrower other than the property acquired pursuant to this subsection;

                  (e)   Liens listed on SCHEDULE 8 attached hereto; (f)    Liens
granted to the Lender under the Collateral Agreements;

                  (f) Other non-monetary Liens that do not materially adversely effect the value of the property subject to such Liens; and

                  (g) Liens granted (i) to Vista or any Subsidiary in the mining equipment described in SECTION 5.1(T) to secure the seller's note described in such SECTION 5.1(T). or (ii) to VGH or Vista to secure intercompany loans required or permitted to be made under this Agreement to the Borrower to fund Project-related expenditures, in either case only so long as any such loans are disclosed in writing to the Lender and all such Liens are subordinated to the Liens of the Lender pursuant to a written subordination agreement in form and substance satisfactory to the Lender in its sole discretion, which subordination shall include, among other things, an absolute standstill on any action by VGH or Vista, as the case may be, to enforce such subordinate Liens or any rights in connection therewith without the prior written consent of the Lender.

            "PERSON" means an individual, partnership, corporation, trust, unincorporated association, joint venture, governmental agency or other entity of whatever nature.

            "PLAN" means any employee pension benefit plan maintained or contributed to by VGH, Vista, the Borrower or by any trade or business (whether or not incorporated) under common control of VGH, Vista, the Borrower or any Subsidiaries of any such parties as defined in Section 4001(c) of ERISA and insured by the Pension Benefit Guaranty Corporation under Title IV of ERISA.

            "PLAN OF OPERATIONS" means that certain Plan of Operations and Reclamation Plan dated (and submitted) January 12, 1996 prepared by Gwilyn Environmental Services, WESTEC and the Borrower, and approved by the Bureau of Land Management, U.S. Department of the Interior, Battle Mountain District Office, Nevada ("BLM") July 26, 1996 in connection with the BLM's Record of Decision approving the Environmental Assessment.

            "P.M. FIXING PRICE" means the price of Gold on any date of determination, determined by the five participating firms of the London Gold market which set the p.m. fixing price per ounce of Gold on any given Business Day (or, if there is no p.m. fixing price on such Business Day, then the fixing price per ounce of Gold announced at the morning fixing set by such firms for such Business Day), and (ii) for any day which is not a Business Day, the "P.M. Fixing Price" means the P.M. Fixing Price for Gold for the most recent and prior Business Day; PROVIDED, HOWEVER, if the foregoing alternatives are not available, the P.M. Fixing Price for such day shall be the publicly quoted price per fine ounce of Gold (in Dollars) on such other accessible international market (allowing for physical delivery of Gold at an Acceptable Delivery Location) as may be reasonably selected by the Lender.

            "POTENTIAL EVENT OF DEFAULT" means any event which with the giving of notice or lapse of time or both would become an Event of Default.

            "PROCESS AGENT" has the meaning set forth in SECTION 10.10(A).

            "PRODUCTS" means all ore, minerals, concentrate, dor6 bar and refined Gold, or other metals produced by or on behalf of the Borrower from the Project.

            "PROJECT" means: (a) the Mineral Ridge Gold Mine located in Esmeralda County, Nevada, the open pit gold mine and related surface processing and other facilities constructed or being constructed in connection therewith, and all associated plant and equipment necessary for the production or processing of ore therefrom, as may be more particularly described in the most recent Project Budget and the Plan of Operations; (b) the Lands and the Equipment, Machinery, Property and Fixtures and all other properties, assets and undertakings mortgaged, pledged and charged under or secured by the Deed of Trust or any Supplemental Deeds of Trust; (c) any and all ancillary facilities, buildings, structures, equipment, machinery and inventory or other property acquired or used in connection with the Project, including any property which may from time to time be located within the limits of the Lands and used in connection with the Project; (d) the construction and installation of such facilities, structures and equipment as have not heretofore been constructed and installed; (e) the mining and milling operations; (f) the Products, including the mining, haulage and crushing of ore from the Project (including the ore deposits known as the Gold Wedge, Gordon-Brodie, Drinkwater and Mary ore deposits) and the processing, sale and transportation of dor6 or concentrates containing commercial quantities of Gold and other precious metals at or from the Project or elsewhere; and (g) the Material Project Permits, the Material Project Agreements and all other documents or agreements relating to the Project.

            "PROJECT ACCOUNT" means the account or accounts established by and for the Borrower at the Lender or such other Bank approved by Lender, pursuant to SECTIONS 4.5 and 7.17. for the deposit of the proceeds of the Loans and the proceeds from the sale of Products.

            "PROJECT BUDGET" means the definitive mine plan and budget and any related information and data provided to and approved by the Lender and the Independent Consultant in accordance with SECTIONS 5.1(N)(I) (as to the initial mine plan and budget delivered as of the Restatement Closing Date and attached as SCHEDULE 7 hereto) and 7.3(A) (as to the subsequent, updated Project Budgets); updated in accordance with SECTION 7.3(A) and setting forth, on a semiannual basis over the life of the Recoverable Reserves of the Project, (i) the Borrower's estimates of ore reserves for the Project, including Recoverable Reserves; (ii) projections of production therefrom; (iii) budgets for all direct and out-of-pocket cash expenditures and Royalties relating to the construction, operation and maintenance of the Project; (iv) the Borrower's estimates of corporate overhead items; (v) taxes projected to be paid by the Borrower; (vi) Capital Expenditure budgets for the Project; (viii) exploration expenditures of the Project; (vii) the Borrower's current and projected hedging programs; and
(ix) projections of the Borrower's estimated cash flows, Net Cash Flow, Lifetime Cash Flow, and the financial covenants set forth in SECTION 7.19 over the periods covered by the Project Budget. Updates of such information and data shall be made available by the Borrower to and subject to the approval of the Lender and the Independent Consultant in accordance with SECTION 7.3 (A) not less frequently than semi-annually.

            "PROJECTED GOLD PRICE" for any future period measured hereunder shall be the average P.M. Fixing Price over the 180 days prior to the date of determination.

            "RECOVERABLE RESERVES" means the aggregate of economically minable and recoverable Gold contained in ore reserves of the Project which are classified as "proven" or "probable" in accordance with guidelines promulgated by the Securities and Exchange Commission.

            "REQUIREMENTS OF LAW" means, as to any Person, any law, treaty, ordinance, rule or regulation, or determination of an arbitrator or a court or other governmental agency, in each case applicable to or binding upon such Person or any of its properties or to which such Person or any of its properties is subject, and specifically including Environmental Laws.

            "RESTATEMENT CLOSING DATE" means the first date on which all conditions precedent to the effectiveness of this Agreement set forth in SECTION
5.1 have been satisfied or waived by the appropriate party.

            "ROYALTIES" has the meaning set forth in SECTION 6.10.

            "SHARE PURCHASE AGREEMENT" means that certain Share Purchase and Sale Agreement dated as of October 21, 1998 among CRL, CRI, Vista and VGH, substantially in the form attached hereto as EXHIBIT F.

            "SIERRA PACIFIC" means Sierra Pacific Power Company, a utility based in Reno, Nevada, which is the provider of electricity to the Project and the beneficiary of the Existing Letter of Credit.

            "SUBSIDIARY" means any corporation, association or other business entity of (i) which either VGH, Vista or the Borrower or any subsidiary of any of such parties owns, directly or indirectly, more than fifty percent (50%) of the voting securities thereof or (ii) which VGH, Vista or the Borrower controls through equity ownership, common Board of Directors, management or otherwise.

            "SUPPLEMENTAL DEED OF TRUST" means the "__________" Supplemental Deed of Trust, Security Agreement, Financing Statement and Assignment of Production and Proceeds covering any Lands (in addition to those listed in SCHEDULE I attached hereto) not covered by the Deeds of Trust, which may be granted by the Borrower or any of their Subsidiaries in favor of the Lender pursuant to SECTION 4.1 or otherwise as provided herein, in substantially the form of EXHIBIT I attached hereto. The "_______________" in the title to any Supplemental Deed of Trust shall be filled in sequentially, i.e.. "First," "Second," "Third," etc., as appropriate.

            "THIRD PARTY FINANCING ARRANGEMENT" means any agreement or arrangement pursuant to which credit, financial or other accommodation (including drawdowns on margin calls under gold or other commodity loan facilities, gold or other commodity forward sale arrangements, floor price programs, deferred forward arrangements, call or option transactions or commodity leasing facilities) has been or is made available to the Borrower; PROVIDED. HOWEVER, that for purposes hereof, the Original Loan Agreement, this Agreement, the Hedging Agreement and any other hedging or trading facilities established with the Lender shall NOT be included within the definition of "Third Party Financing Arrangement."

            "VGH" means Vista Gold Holdings Inc., a Nevada corporation.

            "VGH GUARANTEE" means the Guarantee to be dated as of the Restatement Closing Date, issued in favor of the Lender by VGH in substantially the form attached hereto as EXHIBIT D. whereby VGH guarantees the Borrower's obligations under this Agreement and the Hedging Agreement; provided, that recourse against VGH under such guarantee shall be limited to the stock of the Borrower pledged to the Lender under the VGH Pledge Agreement.

            "VGH PLEDGE AGREEMENT" means the VGH Pledge Agreement to be dated as of the Restatement Closing Date, issued by VGH in favor of the Lender in substantially the form of EXHIBIT E attached hereto, as security for its obligations under the VGH Guarantee.

            "VISTA" means Vista Gold Corp., a corporation continued under the laws of the Yukon Territory of Canada.

            "VISTA MANAGEMENT FEE" means a management fee payable by the Borrower to Vista that (a) accrues at the rate of $50,000 per calendar month during the months of November 1998 through February 2000, and is payable at the rate of $100,000 per calendar month during the months of September 1999 through April 2000, and (b) accrues and is payable at the rate of $50,000 per each calendar month after February 2000 during which Lifetime Cash Flow is at all times greater than $25,000,000; PROVIDED, that in either case, such management fee shall only be payable so long as either (i) no Potential Event of Default or Event of Default has occurred and is continuing as of the time of payment or
(ii) no Potential Event of Default or Event of Default had occurred and was continuing at the time such monthly management fee was accrued.

            1.2 ACCOUNTING PRINCIPLES. All accounting terms not otherwise defined herein shall be construed, all financial computations required under this Agreement shall be made, and all financial information required under this Agreement shall be prepared, in accordance with GAAP.

            1.3 RULES OF CONSTRUCTION. Unless otherwise specified, references in this Agreement to an article, section, subsection or clause refer to the corresponding article, section, subsection or clause of this Agreement. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole, including all Exhibits and Schedules, as the same may from time to time be amended, restated, modified or supplemented, and not to any particular article, section, subsection or clause contained in this Agreement or any such Exhibit or Schedule. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter genders. The words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation"; the word "or" is not exclusive; references to Persons include their respective successors and assigns (to the extent and only to the extent permitted by this Agreement and any other relevant documents) or, in the case of governmental Person, Persons succeeding to the relevant functions of such governmental Persons; and all references to statutes and related regulations shall include any amendments of the same and any successor statutes and regulations.

            1.4 INDEPENDENT CONSULTANT. Each reference in this Agreement to any review or approval by the Independent Consultant of any mine plan, budget, related information and data, or Project Budget shall be construed as a reference to reasonable approval based on normal industry standards.

                                     ARTICLE II

                              LOANS UNDER THE FACILITY

          2.1     THE LOANS.

                  (a) THE EXISTING TERM LOAN. The Borrower acknowledges and agrees that, as of the Restatement Closing Date, the Amount Outstanding of the Existing Term Loan is $13,000,000.00, which Amount Outstanding is owed to the Lender without offset, defense or counterclaim of any kind whatsoever.

                  (b) THE ADDITIONAL LOANS. The Borrower has requested the Lender to make the Additional Loans to pay or otherwise satisfy certain expenses incurred or expected to be incurred in connection with the Project, and the Lender agrees to provide the Additional Loans on the terms and conditions hereinafter set forth.

                        (i) DISBURSEMENT OF ADDITIONAL TERM LOAN. Provided that the Lender has received the Borrower's Irrevocable Request for Additional Term Loan no later than three Business Days prior to the Restatement Closing Date, the Lender will disburse an aggregate amount of $1,615,000.00 on the Restatement Closing Date as the Additional Term Loan by (A) payment directly to D.H. Blattner & Sons, Inc. of $1,075,000 in accordance with its written instructions to the Lender, in full satisfaction of the Borrower's indebtedness under the Mining Contract and to obtain the release of the Lien claimed by D.H. Blattner & Sons, Inc. on the Project, and (B) payment directly to Roberts & Schaefer Company of $540,000 in accordance with its written instructions to the Lender, in full satisfaction of the Borrower's indebtedness under the EPCM Contract and to obtain the release of the Lien claimed by Roberts & Schaefer Company on the Project.

                        (ii) LETTER OF CREDIT LOANS. To the extent that any amount payable by the Borrower to the Lender with respect to the Existing Letter of Credit pursuant to SECTION 3.3 is not paid as and when due, such amount shall constitute a Letter of Credit Loan.

                  (c) PAYMENT OF LOANS. All Loans, whether arising under the Original Loan Agreement or this Agreement, shall be payable by the Borrower to the Lender at the times and in the amounts specified in SECTION 2.5.

          2.2     INTEREST.

                  (a) ACCRUED INTEREST UNDER THE ORIGINAL LOAN AGREEMENT. The Borrower acknowledges and agrees that, through September 30, 1998, the aggregate amount of the Accrued Interest under the Original Loan Agreement is $500,116.32, which amount is owed to the Lender without offset, defense or counterclaim of any kind whatsoever. From October I, 1998, through the Restatement Closing Date, interest shall continue to accrue as provided in the Original Loan Agreement.

                  (b) INTEREST UNDER THIS AGREEMENT. From and after the Restatement Closing Date, interest shall accrue at the Borrowing Rate from time to time in effect on (i) the Amount Outstanding of the Loans, and (ii) the aggregate amount of the Accrued Interest, the Accrued Fees and the Accrued Expenses as of the end of the preceding calendar month. Interest shall be payable as provided in SECTION 2.2(D).

                  (c) BORROWING PERIODS. The Borrower may select interest or borrowing periods (a "Borrowing Period") with respect to all, but not less than all, of the Loans and other obligations of Borrower bearing interest hereunder, of 30, 60, 90 or 180 days; PROVIDED, HOWEVER, that the Borrower may not select a Borrowing Period if the Lender determines that dollar deposits are not being offered in the London interbank dollar market for such Borrowing Period in accordance with customary practice. The Borrower must select the initial Borrowing Period by giving the Lender notice pursuant to an Irrevocable Request for Borrowing Period at least three Business Days prior to the Restatement Closing Date; thereafter, the Borrower may select a Borrowing Period by giving notice to the Lender at least three Business Days prior to the expiration of the Borrowing Period then in effect in substantially the form of Exhibit C-2 attached hereto. If at any time the Borrower fails to give timely notice of any such selection, then the Borrower shall be deemed to have selected a Borrowing Period of 30 days.

                  (d)   PAYMENT OF INTEREST.

                        (i) CURRENT PAYMENT OF INTEREST ON ADDITIONAL TERM LOAN AND LETTER OF CREDIT LOANS. Interest accruing on the Additional Term Loan and on any Letter of Credit Loans shall be due and payable on the last day of each Borrowing Period; PROVIDED, however, that when the Borrower has selected a Borrowing Period for of more than 90 days, interest shall be payable at 90-day intervals within such Borrowing Period and on the last day of such Borrowing Period.

                        (ii) DEFERRED PAYMENT OF OTHER ACCRUED INTEREST. Except as otherwise provided in SECTION 2.2(D)(I). all interest accrued or accruing under the Original Loan Agreement or this Agreement shall, solely for purposes of determining the amount of Accrued Interest, be deemed payable at the end of each Borrowing Period, and shall otherwise be payable by the Borrower to the Lender at the times and in the amounts specified in SECTION 2.5.

          2.3 NOTES. The RESPECTIVE Loans shall be evidenced by the following Notes:

                  (a) THE EXISTING TERM LOAN. The Existing Term Loan shall be evidenced by a Note in the original principal amount of $13,000,000.00, in substantially the form of EXHIBIT A-1 attached hereto (the "Existing Term Loan Note"). The Existing Term Loan Note will restate and amend, and will supersede and replace, the two promissory notes executed by the Borrower and delivered to the Lender under the Original Loan Agreement, each of which will be marked by the Lender as "Restated and Superseded. "

                  (b) THE ADDITIONAL TERM LOAN. The Additional Term Loan shall be evidenced by a Note in the original principal amount of $1,615,000.00, in substantially the form OF EXHIBIT A-2 attached hereto.

                  (c) THE LETTER OF CREDIT LOANS. The Letter of Credit Loans shall be evidenced by a Note in the original principal amount of $1,089,242.00, in substantially the form of EXHIBIT A-3 attached hereto.

Each of the Notes represents the obligation of the Borrower to repay the amount of the respective Loan evidenced thereby that has not been repaid by the Borrower, together with interest as set forth herein. The Borrower authorizes the Lender to endorse the date and amount of each Loan and each repayment thereof on the schedule annexed to and constituting a part of the applicable Note, which endorsement shall constitute PRIMA FACIE evidence of the accuracy of the information endorsed, in the absence of manifest error. The failure so to record any such amount or any error in so recording any such amount shall not, however, limit or otherwise affect the obligations of the Borrower hereunder or under any Note to repay the principal amount of the Loans together with all interest accruing thereon and fees accruing with respect thereto.

//ex-xxx_1043_ac.cecc

            2.4 MODIFICATION OF GOLD FORWARD CONTRACTS THROUGH REPRICING AND RELEASE OF PROCEEDS FOR USE ON PROJECT. Provided that the Lender has received the Borrower's Irrevocable Request for Hedging Agreement Proceeds no later than three Business Days prior to the Restatement Closing Date, the Lender will take such steps as the Lender deems necessary or advisable in order to have available on the Restatement Closing Date $3,500,000 of net proceeds from the modification and repricing of existing gold forward hedging contracts under the Hedging Agreement, which $3,500,000 shall be released or disbursed by the Lender on the Restatement Closing Date for the Borrower's account in the following manner:

                  (a) $3,400,000 shall be deposited into the Project Account for use by the Borrower in accordance with the Project Budget and this Agreement; and

                  (b) $100,000 shall be applied by the Lender directly to payment to the Lender or its counsel or consultants on account of Accrued Expenses of Lender in connection with the Original Loan Agreement and the preparation of this Agreement and the other documents required or contemplated hereby, or the consummation of the transactions contemplated hereby or thereby, which in either case are to be executed or consummated on or prior to the Restatement Closing Date.

2.5   MANDATORY REPAYMENT OF LOANS AND OTHER OBLIGATIONS.

                  (a) MANDATORY SCHEDULED REPAYMENT OF ADDITIONAL TERM LOAN. So long as there is any Amount Outstanding with respect to the Additional Term Loan, the Borrower shall repay to the Lender on the respective dates set forth below the corresponding amounts of principal of such Loan (or such lesser amount that represents the full Amount Outstanding of such Loan as of such date):

          REPAYMENT DATE                REPAYMENT AMOUNT

          October 30,1998               $80,750

          November 30,1998              $80,750
          December 31,1998              $80,750
          January 29,1999               $80,750
          February 26,1999              $80,750
          March 31,1999                 $80,750
          April 30,1999                 $80,750
          May 31,1999                   $80,750
          June 30,1999                  $80,750
          July 30,1999                  $80,750
          August 31,1999                $80,750
          September 30,1999             $80,750
          October 29,1999               $80,750
          November 30,1999              $80,750
          December 31,1999              $80,750
          January 31,2000               $80,750
          February 29,2000              $80,750
          March 31,2000                 $80,750
          April 28,2000                 $80,750
          May 31,2000                   $80,750

                  (b) MANDATORY REPAYMENT OF LOANS OR OTHER OBLIGATIONS BASED ON NET CASH FLOW. So long as there is any Amount Outstanding with respect to any of the Loans, the Existing Letter of Credit is outstanding, there is any Accrued Interest, there are any Accrued Fees, or there are any Accrued Expenses, the Borrower shall pay to the Lender on account of such obligations, within 15 days after the end of each month, an amount equal to seventy percent (70%) of the Borrower's Net Cash Flow for such monthly period; PROVIDED, that the Borrower may retain and use all or some portion of such amount to fund anticipated Cash Costs of the Project if:

                  (i)   either:

                        (A) such retention is contemplated under the cash flow projections forming part of the Project Budget from time to time; or

                        (B) such retention is approved by the Lender, in its sole discretion; and

                  (ii) the Borrower also retains and uses for such purpose at least a pro rata portion of the remaining thirty percent (30%) of the Borrower's Net Cash Flow for such monthly period.

Any such payments received by the Lender shall be applied to payment of the Loans and the Borrower's other obligations to the Lender in the following order:

                  (1) first, to payment of any Amount Outstanding with respect to the Existing Term Loan or any Letter of Credit Loan, in such order as Lender may determine in its sole discretion;

                  (2)   second, to payment of any Accrued Interest;

                  (3)   third, to payment of any Accrued Fees;

                  (4)   fourth, to payment of any Accrued Expenses; and

                  (5) fifth, to payment of any other then due and payable obligations of the Borrower to the Lender.

          2.6     INTENTIONALLY OMITTED.

            2.7 VOLUNTARY PREPAYMENTS. The Borrower may prepay any amount of any outstanding Loan in integral multiples of $250,000 at the end of any Borrowing Period, without penalty or premium, by providing the Lender not less than five Business Days' notice. Such notice shall identify the Loan to which such voluntary prepayment is to be applied and shall be irrevocable. The Loan and the amount thereof to be prepaid, as set forth in said notice, shall be due and payable on the date set forth therein. Any such prepayments shall be applied by the Lender to payment of the Amount Outstanding with respect to the Loan being prepaid and other obligations of the Borrower with respect to such Loan in the order set forth in SECTION 2.5(B).

          2.8     FEES AND OTHER COMPENSATION.

                  (a) ACCRUED FEES. The Borrower acknowledges and agrees that, through September 30, 1998, the amount of the Accrued Fees under the Original Loan Agreement is $25,000.00, consisting of the accrued "Administration Fees" under and as defined in the Original Loan Agreement, which amount is owed to the Lender without offset, defense or counterclaim of any kind whatsoever. From October 1, 1998, through the Restatement Closing Date, "Letter of Credit Fees" under and as defined in the Original Loan Agreement shall accrue as provided in the Original Loan Agreement. Such "Administration Fees" and "Letter of Credit Fees" accrued or accruing under the Original Loan Agreement prior to the Restatement Closing Date shall be payable by the Borrower to the Lender at the times and in the amounts specified in SECTION 2.5(B).

                  (b) ACCRUED EXPENSES. On the Restatement Closing Date, the Borrower shall pay to the Lender such amount as is invoiced to the Lender and the Borrower by the Lender's counsel. Murphy Sheneman Julian & Rogers, any local counsel employed by them, if any, and the Lender's consultants, in connection with the Original Loan Agreement and this Agreement for such counsels' and consultants' reasonable fees and charges incurred through such date. Such payment shall be made by the Lender applying for the Borrower's account part of the net proceeds under the Hedging Agreement being made available to the Borrower, as provided in SECTION 2.4(B). Any Accrued Expenses accrued or accruing under the Original Loan Agreement or in connection with this Agreement prior to the Restatement Closing Date and not paid pursuant to SECTION 2.4(B) shall be payable by the Borrower to the Lender at the times and in the amounts specified in SECTION 2.5.

                  (c) CURRENT ADMINISTRATION FEE. Borrower shall pay the Lender an annual administration fee of $25,000 (the "Administration Fee"), which Administration Fee shall be due and payable in advance on the Restatement Closing Date and on each anniversary of the date of this Agreement. Each annual Administration Fee shall be fully-earned on the date when due and shall not be subject to rebate or proration for any reason.

                  (d) THE LENDER'S PARTICIPATING INTEREST IN NET CASH FLOW. In consideration of the Lender's entering into this Agreement and restructuring or making available the Loans, the Existing Letter of Credit, and the other financial accommodations provided for herein, the Borrower grants to the Lender an ongoing, perpetual participating interest in the Project equal to eight percent (8%) of Net Cash Flow from and after the time that the Loans and other payment obligations of the Borrower under the Original Loan Agreement and this Agreement (other than the payment obligations based on Net Cash Flow provided for in this SECTION 2.8(D)) have been paid in full or released pursuant to
SECTION 9.3(B). After payment of the Loans and such other obligations, the Borrower shall continue to deliver to the Lender each of the financial statements specified in SECTION 7.2. and within 30 days after the end of each fiscal quarter the Borrower shall deliver to the Lender eight percent (8%) of the Borrower's Net Cash Flow for such quarterly period. The provisions of this
SECTION 2.8(D), SECTION 7.2 and SECTION 7.9 shall survive any such repayment of the Loans or termination of this Agreement, and if requested by the Lender, the Borrower shall execute a separate agreement to evidence the Lender's continuing rights with respect to such participating interest in the Project. The Borrower shall make appropriate entries in its books and records to reflect Lender's participating interest in the Project.

          2.9.    MISCELLANEOUS.

(a)   PAYMENTS AND COMPUTATIONS.

                 (i) The Borrower shall make each payment due hereunder or under the Notes not later than 1:00 p.m. (New York City time) on the day due in same day funds in Dollars by payment of such funds to such account as the Lender shall specify.

                 (ii) All computations of interest and Letter of Credit Fees shall be made on the basis of a year of three hundred and sixty (360) days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or Letter of Credit Fees are payable.
                 (iii) Each determination by the Lender of an interest rate hereunder shall be conclusive and binding for all purposes in the absence of manifest error and absent prompt notice from the Borrower of such error.
                 (iv) Whenever any payment to be made hereunder or under the Notes shall be stated to be due, or whenever the last day of any Borrowing Period would otherwise occur, on a day other than a Business Day, such payment shall be made, and the last day of such Borrowing Period shall occur, on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or any fee, as the case may be; PROVIDED, HOWEVER, if such extension would cause such payment to be made, or the last day of such Borrowing Period to occur, in the next following calendar month, such payment shall be made, or the last day of such Borrowing Period shall occur, on the immediately preceding Business Day.
                 (v) To the fullest extent permitted by law, the Borrower shall make all payments hereunder and under the Notes without setoff and free and clear of all taxes, duties, imposts or other charges, and regardless of any defense or counterclaim that may adversely affect the Borrower's obligation to make or the right of the holder of any Note to receive such payments.

                  (b) DEFAULT INTEREST. The Borrower shall pay to the Lender on demand interest on any amount that is not paid by the Borrower when due at a rate per annum equal to 3 % plus the Borrowing Rate from time to time in effect.

      (c)   BREAKAGE COSTS.

                        (i) Without prejudice to the rights of the Lender under the provisions of Section 2.9(b). the Borrower shall indemnify the Lender against any loss or expense that the Lender may sustain or incur as a result of the failure by the Borrower to pay when due any principal of any Loan, to the extent that any such loss or expense is not recovered pursuant to the provisions of
            Section 2.9(b). A certificate or other notice of the Lender setting forth the basis for the determination of the interest due on overdue principal and of the amounts necessary to indemnify the Lender in respect of such loss or expense, submitted to the Borrower by the Lender, shall constitute prima facie evidence of the accuracy of the information contained therein in the absence of manifest error.

                  (ii)  If, due to a voluntary prepayment pursuant to ARTICLE
II. due to an acceleration of the maturity of the Notes pursuant to ARTICLE IX or due to any other reason, the Lender receives payments of principal of any Loan other than on the last day of a Borrowing Period, the Borrower shall, upon demand by the Lender, pay to the Lender any amounts required to compensate the Lender for any additional losses, costs or expenses that the Lender may reasonably incur as a result of such payment, including any loss (including loss of anticipated profits that the Lender would have received through the end of the subject Borrowing Period), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the Lender to fund or maintain such Loan.

          2.10.   TAXES.

                  (a) OTHER TAXES. The Borrower agrees to pay any present or future stamp or documentary taxes or any other excise, mortgage, or property taxes, charges or similar levies (but not income or franchise taxes) that arise from any payment made hereunder or under the Notes or the Hedging Agreement or from the execution, delivery, recordation or registration of, or otherwise with respect to, this Agreement, the Notes, the Collateral Agreements or the Hedging Agreement (hereinafter referred to as "Other Taxes"). The Borrower will indemnify the Lender for and hold it harmless from the full amount of Other Taxes (including any Other Taxes imposed by any jurisdiction on amounts payable under this SECTION 2.10) paid by the Lender or any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Other Taxes were correctly or legally asserted; PROVIDED, HOWEVER, that the Borrower shall have the right to contest in good faith any such tax levied upon the Lender. This indemnification shall be made within thirty days from the date the Lender makes written demand therefor, unless the Borrower is contesting the tax in good faith, in which event the foregoing indemnification shall not be triggered until the final determination of such contest or proceeding.

                  (b) SURVIVAL. Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this SECTION 2.10 shall survive the payment in full of principal and interest of all Loans made hereunder and under the Notes and the delivery in full of all Gold covered by the Hedging Agreement.

                                     ARTICLE III

                             EXISTING LETTER OF CREDIT

            3.1. ISSUANCE UNDER ORIGINAL LOAN AGREEMENT. Under the Original Loan Agreement, the Lender previously issued the Existing Letter of Credit.

            3.2. LETTER OF CREDIT AVAILABILITY. The Existing Letter of Credit shall be for a term of not more than one year and shall thereafter be automatically renewed for one-year periods unless the Lender notifies the Borrower and the beneficiary of the Existing Letter of Credit, in writing no later than 30 days prior to any such one-year anniversary date, that the Lender will not renew the Existing Letter of Credit based on reasonable grounds, such as an Event of Default has occurred and is continuing. The Existing Letter of Credit will expire on the earliest to occur of:

                  (a) the expiration of the initial or any one-year renewal term of the Existing Letter of Credit following notice of non-renewal by the Lender as provided above;

                  (b) the day the Existing Letter of Credit is surrendered by the beneficiary for cancellation; and

                  (c) payment by the Lender (or by the issuer of the Existing Letter of Credit if different from the Lender) to the beneficiary pursuant to a draw under the Existing Letter of Credit accompanied by the beneficiary's certification that the amount of such draw is sufficient to satisfy all of the Borrower's obligations to the beneficiary supported by the Existing Letter of Credit.

            3.3. REIMBURSEMENT FOR AMOUNTS DRAWN; FEES RELATING TO THE EXISTING LETTER OF CREDIT.

                  (a) All amounts that the Lender pays under the Existing Letter of Credit shall constitute Letter of Credit Loans, shall accrue interest as provided in SECTION 2.2. and shall be payable as provided in SECTION 2.5.

                  (b) The Borrower agrees to pay to the Lender fees (collectively, the "Letter of Credit Fees") with respect to the Existing Letter of Credit, equal to 2.0% per annum on the maximum aggregate amount available to be drawn thereunder, which Letter of Credit Fees shall be calculated quarterly in arrears based upon the average daily undrawn amount during such quarter and shall be due and payable on the first day of the following quarter. Any Letter of Credit Fees accrued or paid shall be non-refundable notwithstanding the subsequent reduction or termination of the Existing Letter of Credit.

                  (c) The Borrower hereby waives prior notice from the Lender of any payment or disbursement made under the Existing Letter of Credit.

                  (d) The Borrower's obligation to pay the Lender under this Agreement shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment the Borrower may have or have had against the Lender, including any defense based on the failure of any demand for payment made under the Existing Letter of Credit to conform to the terms of the Existing Letter of Credit.

                  (e) The Lender (or another issuer as the Lender has arranged) shall not be in any way responsible for the form, sufficiency, correctness, genuineness, authority of any Person signing, falsification or legal effect of any document called for under the Existing Letter of Credit if such document on its face appears to be in order.

                  (f) All directions and correspondence relating to the Existing Letter of Credit are to be sent at the Borrower's risk, and the Lender does not assume any responsibility for any inaccuracy, interruption, error or delay in transmission or delivery by post, telegraph or cable.

                  (g) The Existing Letter of Credit shall be subject to, and performance thereunder by the Lender, its correspondents, and any beneficiary shall be governed by, the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500 (the "UCP") or such other or successor convention as may be in force in the United States of America hereafter, or, as to any matter not covered by the UCP, the Uniform Commercial Code ("UCC") as adopted in the State of New York.

                                     ARTICLE IV

                              COLLATERAL ARRANGEMENTS

            4.1. DEED OF TRUST; FINANCING STATEMENTS; SUPPLEMENTAL DEEDS OF TRUST. All of the Borrower's indebtedness and obligations under and in connection with this Agreement, the Notes, the Existing Letter of Credit and the Hedging Agreement shall continue to be secured by the Deed of Trust, together with appropriate Uniform Commercial Code ("UCC") financing statements, executed by the Borrower in favor of the Lender, covering and encumbering the Borrower's interests in the Lands and granting the Lender a security interest in all Equipment, Machinery, Property and Fixtures and in certain other personal property of the Borrower as designated in the Deed of Trust or such financing statements. Any additional Lands or real property interests acquired by the Borrower, VGH, Vista or any Subsidiary of any of them within the Project's Area of Interest or any additional Equipment, Machinery, Property and Fixtures or personal property interests acquired, used or associated with the Project or any such Area of Interest properties or Lands shall also be pledged as security for such indebtedness and obligations and shall be promptly covered and encumbered by, and shall be the subject of a security interest granted pursuant to, a Supplemental Deed of Trust executed by such of the Borrower, VGH, Vista or such Subsidiary, as the case may be, in favor of the Lender in substantially the form of EXHIBIT I attached hereto, together with appropriate UCC financing statements.

            4.2. VGH GUARANTEE. The Borrower's indebtedness and obligations under and in connection with this Agreement, the Notes, the Existing Letter of Credit and the Hedging Agreement shall be guaranteed by VGH to the extent provided in the VGH Guarantee.

            4.3. VGH PLEDGE AGREEMENT. All of VGH's obligations under and in connection with the VGH Guarantee shall be secured by the VGH Pledge Agreement.

            4.4. COLLATERAL ASSIGNMENTS OF MATERIAL PROJECT AGREEMENTS. The Collateral Assignment of Material Project Agreements, covering the Borrower's rights in and under the certain designated Material Project Agreements (and any other subsequent Material Project Agreement reasonably required by the Lender), shall continue to secure the Borrower's obligations and indebtedness under this Agreement, the Notes, the Existing Letter of Credit and the Hedging Agreement.

            4.5.  ACCOUNTS AND COLLATERAL ASSIGNMENT THEREOF. In accordance with
SECTION 7.17(A), the Borrower shall maintain (i) with the Lender or such financial institution as the Lender shall agree the account or accounts previously established for the receipt of a portion of the Hedging Agreement proceeds in accordance with SECTION 2.4(A). the proceeds of all sales of the Products, any insurance proceeds, proceeds from the sale of any Project asset and payments to the Borrower that are otherwise related to the Project (the "Project Account"); and (ii) the operating account of the Borrower to be established at Bank of America (the "Other Account"). The Project Account and the Other Account shall be maintained by the Borrower with the Lender or such other financial institution and on terms and conditions reasonably satisfactory to the Lender, and the Borrower shall on a prompt basis provide the Lender and the Independent Consultant by facsimile transmission copies of all account statements or activity reports received by the Borrower from such financial institution in respect of such accounts. The Borrower has collaterally assigned its interest in the Project Account and the Other Account in favor of the Lender, pursuant to a form of collateral assignment in substantially the form of EXHIBIT L attached hereto. The Project Account balance may be invested by the Borrower in short-term cash equivalents approved in advance with the Lender. Withdrawals from the Project Account shall be monitored by the Independent Consultant, and on a quarterly basis the Independent Consultant shall review the Project's actual costs for the most-recently ended fiscal quarter. If the Independent Consultant determines that such actual costs are consistent with the Project's projected costs as shown in the most recent Project Budget covering such quarterly period, then withdrawals from the Project Account during the subsequent fiscal quarter shall be permitted to pay actual costs incurred on the Project during such subsequent fiscal quarter so long as any withdrawal pertaining to any capital expenditure not covered by the most recent Project Budget that is over $25,000 must be approved in writing by the Lender prior to any such withdrawal. Lender shall respond to any such request within three Business Days, and silence by Lender following such period shall be deemed to constitute the Lender's approval.

            4.6. RELEASE OF COLLATERAL UPON PAYMENT OF LOAN OBLIGATIONS. Once the Borrower has fully paid and performed all of its indebtedness and obligations under and in connection with this Agreement (other than the payment obligations based on Net Cash Flow provided for in SECTION 2.8(D)). the Notes, the Existing Letter of Credit, the Hedging Agreement, and all other documents executed by the Borrower in connection herewith, the Lender will execute and deliver to the Borrower such documents as are necessary to release the Lender's liens and security interests in the Collateral under the Collateral Agreements.

                                     ARTICLE V

                                CONDITIONS PRECEDENT

            5.1.  CONSENT TO JURISDICTION.      THE BORROWER HEREBY IRREVOCABLY
SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY OVER ANY SUIT, ACTION OR PROCEEDING (A "PROCEEDING") ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE NOTES. AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM OR
IMPROPER VENUE TO THE MAINTENANCE OF ANY SUCH PROCEEDING.   THE BORROWER HEREBY
IRREVOCABLY APPOINTS CT CORPORATION SYSTEM (THE "PROCESS AGENT"), WITH AN OFFICE AS OF THE DATE HEREOF AT 1633 BROADWAY, NEW YORK, NEW YORK 10019, AS THEIR AGENT TO RECEIVE ON BEHALF OF THE BORROWER AND ITS PROPERTY SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH PROCEEDING. SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO THE BORROWER IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT'S ABOVE ADDRESS, AND THE BORROWER HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF AND AGREES THAT SUCH SERVICE SHALL BE AS SUFFICIENT AND EFFECTIVE AS IF THE BORROWER WERE PERSONALLY SERVED. SHOULD THE PROCESS AGENT CEASE TO BE PRESENT IN NEW YORK CITY, THE BORROWER SHALL PROMPTLY APPOINT ANOTHER PERSON ACCEPTABLE FOR THIS PURPOSE TO THE LENDER TO ACCEPT SERVICE OF PROCESS ON BEHALF OF THE BORROWER FOR ANY SUCH PROCEEDINGS IN NEW YORK CITY. AS AN ALTERNATIVE METHOD OF SERVICE, THE BORROWER ALSO IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO THE BORROWER AT ITS ADDRESS REFERRED TO IN SECTION 10.1. THE BORROWER AGREES THAT A FINAL JUDGMENT IN ANY SUCH PROCEEDING SHALL BE CONCLUSIVE AND MAY BE EXECUTED UPON AND ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

                  (a) IRREVOCABLE REQUESTS. An Irrevocable Request for Additional Term Loan and an Irrevocable Request for Hedging Agreement Proceeds, each duly executed by an Authorized Officer of the Borrower and delivered to the Lender no later than the respective deadlines specified in SECTION 2. KB) and
SECTION 2.4. Each of such Irrevocable Requests shall constitute a representation and warranty by the Borrower that, as of the Restatement Closing Date and after giving effect to the Share Purchase Agreement and this Agreement, the representations and warranties set forth in ARTICLE VI are true and correct and no Potential Event of Default or Event of Default has occurred and is continuing or will be caused by the Lender's compliance with such Irrevocable Requests.

                  (b) THIS AGREEMENT. This Agreement, duly executed by Authorized Officers of the Borrower and the Lender.

                  (c) NOTES. The Notes, each duly executed by an Authorized Officer of the Borrower.

                  (d) OPINIONS OF COUNSEL FOR THE BORROWER AND VGH. A favorable written opinion by El-win Thompson & Hascheff, counsel to the Borrower and VGH, in substantially the form of Exhibit J attached hereto and as to such other matters as the Lender or its counsel may reasonably request.

                  (e) TITLE OPINIONS AND STATUS REPORTS. Evidence in the following form, and satisfactory to the Lender and its counsel, of the Borrower's title to the Lands:

                        (i) As to those properties comprising the patented and unpatented mining claims comprising the Project, as such properties are listed in SCHEDULE I attached hereto and SCHEDULE I to the Deed of Trust as "Core Claims, " the status report of Erwin Thompson & Hascheff, dated within five days prior to the Restatement Closing Date, updating the original and updated status reports of Jeppson & Lee delivered in connection with the Original Loan Agreement, and upon which the Lender is authorized by such law firm to rely (which report or update thereof will show that the Borrower has placed of record in Esmeralda County, Nevada conveyancing documents pertaining to the real property covered by the BUSA Agreement and Property Deed and the MMC Property Deed).

                        (ii) As to those properties comprising the patented and unpatented mining claims and fee lands constituting the other claims comprising the Project, as such properties are listed in SCHEDULE I attached hereto and SCHEDULE I to the Deed of Trust as "Non-Core Claims," the limited status report of Erwin Thompson & Hascheff, dated within five days prior to the Restatement Closing Date, updating the original limited status report of Jeppson & Lee delivered in connection with the Original Loan Agreement, and upon which the Lender is authorized by such firm to rely.

                  (f) BORROWER'S AND VGH'S INCORPORATION PAPERS. Copies of the Borrower's and VGH's Certificates of Incorporation (or equivalent) and all amendments thereto, as in effect on the Restatement Closing Date and certified by the relevant Secretary of State, and copies of the Borrower's and VGH's by-laws, certified by the Secretary or Assistant Secretary of Borrower or VGH as appropriate, as being complete and in full force and effect on the Restatement Closing Date.

                  (g) BORROWER'S AND VGH'S CORPORATE RESOLUTIONS. Copies of resolutions approved by the Boards of Directors of the Borrower and VGH, certified by the Secretary or an Assistant Secretary of the Borrower or VGH (as appropriate) as being in full force and effect on the Restatement Closing Date, authorizing the borrowing provided herein and the execution, delivery and performance of this Agreement, the Notes, the Collateral Agreements, the VGH Guarantee, the VGH Pledge Agreement and any other instrument or agreement required hereunder to which any such Person is a party.

                  (h) GOOD STANDING CERTIFICATES. Good Standing Certificates from the Secretary of State of Nevada for the Borrower and VGH.

                  (i) COLLATERAL AGREEMENTS; VGH GUARANTEE; VGH PLEDGE AGREEMENT. Those Collateral Agreements to which Borrower is a party, each duly executed by an Authorized Officer of the Borrower (together with any Collateral as to which possession is the only method of perfecting a security interest or lien), and the VGH Guarantee and the VGH Pledge Agreement (with executed stock powers and stock certificates), duly executed by an Authorized Officer of VGH.

                  (j) EVIDENCE OF DUE FILING OF COLLATERAL AGREEMENTS. Evidence in form satisfactory to the Lender's counsel that the Collateral Agreements (including any amendments, supplements or modifications thereto executed in connection with this Agreement) have been or will be duly filed or recorded on or before the Restatement Closing Date as required or permitted by law in all places deemed advisable by the Lender or its counsel to perfect and preserve the security interest or lien created thereby and that the Lender has a valid and enforceable, perfected first priority security interest and first lien on the Collateral, subject only to Permitted Liens and the Royalties described in SCHEDULE 5.

                  (k) INSURANCE. Evidence (i) in the form of current insurance certificates, together with all endorsements required hereunder in favor of the Lender, that indicate that the Borrower has the insurance required by SECTION 7.10 to the satisfaction of the Lender's independent insurance consultant, if any, and (ii) of the payment by the Borrower of any fees and expenses owed to the Lender's independent insurance consultant.

                  (l) APPROVALS, PERMITS, CONSENTS AND BONDS. Evidence of (i) the approval of any governmental authority with jurisdiction over any environmental law set forth in SECTION 6.14. any party to a Material Project Agreement covered by any of the Collateral Agreements, and any trustee or holder of any indebtedness or obligation of the Borrower, which is required in connection with the Project or any transaction contemplated hereby, and (ii) the continued maintenance of the $1,640,086 bond required by the BLM pursuant to that certain Bond determination dated July 26, 1996 (of which the Borrower has cash collateralized $901,112.44 prior to the date of this Agreement).

                  (m) PROCESS AGENT. Evidence of acceptance by the Process Agent of its appointment under SECTION 10.10(A).

                  (n) PROJECT DEVELOPMENT ARRANGEMENTS; SETTLEMENTS WITH FORMER CONTRACTORS.

                        (i) The Project Budget as of the Restatement Closing Date, in form and substance satisfactory to the Lender and approved by the Independent Consultant.

(ii) Evidence in form and substance satisfactory to the Lender and the Independent Consultant that the Borrower has entered into (x) a written settlement agreement with D.H. Blattner & Sons, Inc. with respect to any claims that the Borrower or such Person may have or allege against the other in connection with the Mining Contract, and (y) a written settlement agreement with Roberts & Schaefer Company with respect to any claims that the Borrower or such Person may have or allege against the other in connection with the EPCM Contract, in each case providing for the release of any Lien that such party other than the Borrower may claim with respect to the Project.

                  (o) ACCOUNTS. Evidence of maintenance of the Project Account and the Other Account.

                  (p) AMENDMENT TO ROYALTY UNDER MMC PROPERTY DEED. Evidence satisfactory to the Lender that MMC and the Borrower have amended the MMC Property Deed to modify the Royalty payable by the Borrower thereunder in a manner satisfactory to the Lender.

                  (q) OFFICER'S CERTIFICATE. A certificate from an Authorized Officer of the Borrower to the effect that (i) the representations and warranties of the Borrower set out in ARTICLE VI are true and correct on the Restatement Closing Date; (ii) no Event of Default or Potential Event of Default shall have occurred and be continuing on the Restatement Closing Date; and (iii) all of the conditions contained in this SECTION 5.1 have been satisfied as of the Restatement Closing Date.

                  (r) HEDGING AGREEMENT. Evidence that the hedging program established under the Hedging Agreement and required by SECTION 7.15 has been implemented.

                  (s) SHARE PURCHASE AGREEMENT. Copies of the Share Purchase Agreement and all other documentation executed in connection therewith, and evidence that all conditions precedent to the closing thereof, other than the effectiveness of this Agreement, have been satisfied or waived by the parties thereto.

                  (t) ADDITIONAL PROJECT EQUIPMENT. Evidence that Vista or any Subsidiary has sold to the Borrower for the Borrower's use on the Project additional mining equipment listed on SCHEDULE 9 attached hereto having an independently appraised value of not less than $5,000,000, which equipment is subject to the Lender's first priority security interests to secure payment of the Borrower's obligations under this Agreement, the Notes, the Collateral Documents, and the Hedging Agreement. The purchase price for such equipment shall be evidenced by a seller's note and secured by a Lien on such additional mining equipment; PROVIDED, that (i) such Lien shall be subordinated to the Liens of the Lender pursuant to a written subordination agreement sufficient to satisfy the requirements of CLAUSE (H) of the definition of Permitted Liens, which subordination agreement must be executed by the seller and acknowledged by the Borrower promptly upon the request of the Lender, (ii) the Lien securing the seller's note shall not be perfected until such subordination agreement has been executed and

//ex-xxx_1043_ad.cecc
delivered to the Lender, and (iii) the seller's note and any interest or other payments with respect thereto shall only be payable out of the 30% of Net Cash Flow for each month not required to be paid to the Lender under
SECTION 2.5(B).

                  (u) ADDITIONAL MATTERS. All other documents in connection with the transactions contemplated hereby reasonably requested by the Lender and satisfactory in form and substance to the Lender and its counsel.

                                     ARTICLE VI

                           REPRESENTATIONS AND WARRANTIES

            In order to induce the Lender to enter into this Agreement, the Borrower represents and warrants to the Lender that:

            6.1. DUE ORGANIZATION. GOOD STANDING AND AUTHORITY. The Borrower is duly organized, validly existing and in good standing under the laws of Nevada and is qualified to do business in Nevada and every other jurisdiction where necessary in light of its business and properties. The Borrower has full power, authority and legal right (a) to own or lease its assets and properties (including the Lands) and to conduct its business as now being conducted, and
(b) to incur its obligations under this Agreement and each other agreement, document and instrument executed or to be executed by it pursuant hereto or in connection herewith and to perform the terms hereof and thereof applicable to it.

            6.2. DUE AUTHORIZATION; NON-CONTRAVENTION. The execution and delivery by the Borrower of this Agreement, the Notes and those Collateral Agreements to which it is a party, and the performance of all transactions contemplated hereby and thereby, and the fulfillment of and compliance with the respective terms of this Agreement, the Notes, and such Collateral Agreements by the Borrower are within the Borrower's powers, have been duly authorized by all necessary action corporate or otherwise and do not and will not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default under, (c) result in the creation of any lien, security interest, charge or encumbrance upon capital stock or assets pursuant to, (d) give any third party any right to accelerate any obligation under, (e) result in a violation of, or (f) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to (i) the Articles of Incorporation or by-laws of the Borrower, (ii) any law, statute or rule, or (iii) any agreement, instrument, order, judgment or decree to which the Borrower is subject or by which any of its properties are bound.

            6.3. NO APPROVALS. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Agreement, the Notes, those Collateral Agreements to which it is a party, or any other agreements or instruments required of the Borrower by this Agreement.

            6.4. VALIDITY. This Agreement, the Notes and those Collateral Agreements to which it is a party, are and when delivered hereunder will be, legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, subject to applicable bankruptcy, reorganization, insolvency or similar laws affecting the enforcement of creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in equity or at law).

            6.5. FINANCIAL STATEMENTS. The audited consolidated financial statements of Vista for the 12-month period ended December 31, 1997, together with the unaudited consolidated financial statements of Vista for the six-month period ended June 30, 1998, which have been furnished to the Lender, have been prepared in accordance with GAAP and present fairly the consolidated financial position and results of operations of Vista as of the latest date and for the periods specified therein. The unaudited financial statements of VGH for the six-month period ended June 30, 1998, previously furnished to the Lender, have been prepared in accordance with GAAP and present fairly the financial position and results of operations of VGH for such period. Subsequent to the respective dates as of which information is given in such financial statements there has been no material adverse change in VGH's or Vista's condition (financial or otherwise), earnings, general affairs, executive management, business, properties, prospects or results of operations.

            6.6. LITIGATION. Except as described in SCHEDULE 6 attached hereto, there is no action, suit or proceeding at law or in equity, by or before any governmental or regulatory authority, court, arbitral tribunal or other body now pending (or, to the best knowledge of the Borrower, threatened) against or affecting the Borrower, VGH, Vista or any of the properties, rights, or assets of any of them or the Project or the Collateral or which may materially adversely affect the legality, validity or enforceability of this Agreement, the Notes or any Collateral Agreement.

            6.7. DESCRIPTION OF THE BUSINESS. Vista's annual report to the Securities and Exchange Commission on Form 20-F for its fiscal year ended December 31, 1997 was complete and accurate in all material respects at the date of preparation thereof and there has been no material adverse change in the business of Vista and its subsidiaries since such date, except as may be reflected therein or in a subsequent report to shareholders or to any securities commission or regulator or in written documents or information which has been delivered to the Lender.

            6.8.  DISCLOSURE; CONSTRUCTION AND PROJECT BUDGETS; SUFFICIENT
FUNDING.

                  (a) Neither this Agreement nor any of the schedules, attachments, written statements, documents, certificates or other items supplied by the Borrower to the Lender with respect to the transactions contemplated hereby, including the Project Budget and all information and data concerning the Project (including all information and data concerning the Project and its ore reserves, geology and mineralization, capital costs, operating costs and production), contain any untrue statements of a material fact or omit a material fact necessary to make the statements contained herein or therein not misleading. The Borrower represents and warrants that there is no fact which it has not disclosed to the Lender in writing and of which any of their officers or directors or representatives are aware which could reasonably be anticipated to have a Material Adverse Effect upon the existing or expected financial condition, operating results, assets or business prospects of the Borrower.

                  (b) All cost estimates and elements of the Project Budget, and all projections contained in the most recent Project Budget have, to the best knowledge of the Borrower, been prepared with due care and skill on the basis of all relevant available material; and each estimate, projection and forecast contained in the Project Budget or the most recent Project Budget and the schedules thereto are based upon all the information the Borrower reasonably believes to be materially relevant and no facts are known to it, except as disclosed in writing and approved by the Lender in writing, which would result in any material change to any such estimate, projection or forecast.

                  (c) After taking into account borrowings and other financial accommodation available under this Agreement, the Borrower will have sufficient funds to achieve the Project Budget.

            6.9.  TITLE TO PROPERTIES.

                  (a) The Borrower has good and marketable leasehold or, as the case may be, fee, title to an undivided one hundred percent (100%) of all of the patented and unpatented lode or placer mining claims that are material to the Project and which are described in SCHEDULE I attached hereto and SCHEDULE I to the Deed of Trust, which title is, subject to Permitted Liens, Royalties allowed by SECTION 6.10 and the exceptions set forth in the updated status report of title counsel to be delivered to the Lender pursuant to SECTION 5.1(E)(I) with respect to the "Core Claims" described in SCHEDULE I and, (ii) the limited status report to be delivered to the Lender pursuant to SECTION 5.1(E)(II) with respect to the "Non-Core Claims" described in SCHEDULE 1. superior and paramount to any adverse claim or right of title which may be asserted subject only to the paramount title of the United States as to any federal unpatented mining claims and the rights of third parties to such unpatented mining claims pursuant to the Multiple Mineral Development Act of 1954 and the Surface Resources and Multiple Use Act of 1955.

                  (b) With respect to the unpatented lode mining claims listed on SCHEDULE I attached hereto and SCHEDULE I to the Deed of Trust; (1) the Borrower is in exclusive possession thereof, free and clear of all liens, claims, encumbrances or other burdens on production (except as set forth in or pursuant to the MMC Property Deed or the BUSA Agreement and Property Deed); (2) the claims were located, staked, filed and recorded on available public domain land in compliance with all applicable state and federal laws and regulations;
(3) assessment work, intended in good faith to satisfy the requirements of state and federal laws and regulations and generally regarded in the mining industry as sufficient, for all assessment years up to and including the assessment year ending September 1, 1992, was timely performed on or for the benefit of the claims and affidavits evidencing such work were timely recorded; (4) claim rental and maintenance fees required to be paid under federal law in lieu of the performance of assessment work, in order to maintain the claims commencing with the assessment year ending on September 1, 1993 and through the assessment year ending on September 1, 1999, have been timely and properly paid, and affidavits or other notices evidencing such payments and required under federal or state laws or regulations have been timely and properly filed or recorded; (5) all filings with the BLM with respect to the claims which are required under the Federal Land Policy and Management Act of 1976 ("FLPMA") have been timely and properly made, and (6) there are no actions or administrative or other proceedings pending or to the best of the Borrower's knowledge threatened against or affecting the claims. Nothing herein shall be deemed a representation that any unpatented claim contains a discovery of valuable minerals. In addition, with respect to each of the unpatented mining claims listed on
SCHEDULE I attached hereto and SCHEDULE 1 to the Deed of Trust, the Borrower represents that they have been remonumented as necessary, and that evidence of such remonumentation has been timely and properly recorded, all in compliance with the provisions of N.R.S. Section 517.030.

                  (c) As to the patented mining claims listed on SCHEDULE I attached hereto and SCHEDULE I to the Deed of Trust, the Borrower owns the undivided one hundred percent (100%) interest in and to those claims free and clear of all liens, claims, encumbrances or other burdens on production (except as set forth in or pursuant to the MMC Property Deed or the BUSA Agreement and Property Deed); (2) the Borrower is in exclusive possession of those claims; and
(3) there are no actions or administrative or other proceedings pending or to the best of the Borrower's knowledge threatened against those claims.

                  (d) The Borrower has good and marketable title to the Equipment, Machinery, Property and Fixtures, except for such assets which have been disposed of since such date as no longer used or useful in the conduct of operations on the Project or in the conduct of the Borrower's business or as have been disposed of in the ordinary course of business. The Lands that are described in SCHEDULE I attached hereto and SCHEDULE I to the Deed of Trust and the Equipment, Machinery, Property and Fixtures described in SCHEDULE 2 attached hereto and SCHEDULE 2 of the Deed of Trust constitute all of the properties and assets, tangible or intangible, real or personal, which are used in the conduct of the business of the Borrower, as such business is presently being conducted and as pertains to the Project. No other material properties or assets, whether or not owned by the Borrower, are required for the operation of such business or the Project as presently being operated or developed. All such properties and assets are owned free and clear of all clouds to title and of all Liens, except Permitted Liens or Liens permitted under the provisions of the Collateral Agreements or set forth in the updated status report delivered to and accepted by the Lender pursuant to SECTIONS 5.1(E). All machinery and equipment owned by the Borrower and described in SCHEDULE 2 attached hereto and SCHEDULE 2 of the Deed of Trust is in a state of repair adequate for normal operations and is in all material respects in good working order.

            6.10. LEASES AND ROYALTIES. The Lands described in Schedule I attached hereto and SCHEDULE I to the Deed of Trust are not subject to any leases or other agreements other than the MMC Property Deed and the BUSA Agreement and Property Deed. Each of the MMC Property Deed and the BUSA Agreement and Property Deed are in full force and effect, the Borrower (or CRL) has complied with all of its obligations thereunder, and to the best of the Borrower's knowledge no defaults exist thereunder. The Lands described in
SCHEDULE 1 attached hereto and SCHEDULE 1 of the Deed of Trust are not subject to any Royalties burdening such Lands except as indicated on SCHEDULE 5. For purposes hereof, "Royalties" shall mean all amounts payable as a share of the product or profit from the Lands or any Products produced therefrom and includes production payments, net profits interests, net smelter return royalties, landowner's royalties, minimum royalties, overriding royalties and royalty bonuses.

            6.11. TRANSPORTATION, UTILITIES AND WATER SUPPLY. All utility services, means of transportation, ingress and egress roadways, easements, servitudes, rights of passage, facilities, water rights and other materials necessary for the operation of and access to the Project (including gas, electrical, water supply and sewage services and facilities) at the performance levels set forth in the most recent Project Budget, in compliance with all applicable Requirements of Law, are available to the Project on commercially reasonable terms and the Borrower is not aware of any information that would lead it to believe that any of the foregoing will not be available to the Project in the future.

            6.12. PAYMENT OF TAXES. The Borrower has filed or caused to be filed all federal, state and local tax returns which to the knowledge of the Borrower are required to be filed and has paid or caused to be paid all taxes as shown on such returns or any assessment received by the Borrower to the extent that such taxes or assessments have become due, except such as may be diligently contested in good faith and by appropriate proceedings or as to which a bona tide dispute may exist and for which adequate reserves are being maintained. The Borrower has established reserves which are reasonably believed by the officers and representatives of the Borrower to be adequate for the payment of such taxes.

            6.13. AGREEMENTS. The Borrower is not a party to any agreement or instrument or subject to any charter or other corporate restriction adversely affecting its business, the Project, or its properties or other assets, operations or conditions (financial or otherwise). All Material Project Agreements are in full force and effect and the Borrower is not (nor, to the Borrower's best knowledge, is any other party to such agreements) in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Material Project Agreement or any other agreement or instrument to which it is a party, the effect of which would have a material adverse effect on the financial condition, properties or operations of the Borrower or on the Collateral. The Borrower has listed on SCHEDULE 3 attached hereto all Material Project Agreements, and all such agreements are in full force and effect. Copies of all such Material Project Agreements have been delivered to the Lender and its counsel and are full, complete and current copies of such agreements.

            6.14. COMPLIANCE WITH LAWS. With respect to the Lands and operations thereon, the Borrower has complied in all material respects with all applicable local, state and federal laws, including Environmental Laws, and regulations relating to the operation of the Project, and the Borrower is not aware of any investigation (other than a routine inspection) of the Borrower or the Project underway by any local, state or federal agency with respect to enforcement of such laws and regulations. The existing and planned use of the Project complies with all legal requirements, including applicable zoning ordinances, regulations and restrictive covenants affecting the Lands, as well as all environmental, ecological, landmark and other applicable laws and regulations; and all requirements for such use have been satisfied. No release, emission or discharge into the environment of hazardous substances, as defined under any Environmental Law, has occurred or is
***************d the Borrower's use and proposed use thereof are not and will not be in violation of any environmental, occupational safety and health or other applicable law now in effect, the effect of which violation, in any case or in the aggregate, would materially adversely affect the Lands or the Borrower's use thereof, or which, in any case or in the aggregate, would impose a material liability on the Lender or jeopardize the interest of the Lender in the Lands or the Collateral Agreements. The Borrower has no knowledge of any past or existing violations of any such laws, ordinances or regulations issued by any governmental authority.

            6.15. PERMITS AFFECTING PROPERTIES. The Borrower has obtained, or as set forth on SCHEDULE 4 is in the process of obtaining all licenses, operating bonds, permits and approvals from all governments, governmental commissions, boards and other agencies required in respect to their present operation on the Project and Borrower has no reason to believe that timely approval as set forth in SCHEDULE 4 will not be forthcoming. The Borrower has listed on SCHEDULE 4 attached hereto all Material Project Permits. Copies of all such Material Project Permits have been delivered to the Lender's counsel and are full, complete and current copies of same.

6.16. PRIOR SECURITY INTEREST. Except for the due and timely filing or recording of any Collateral Agreement (and except for the delivery to the Lender of any Collateral as to which possession is the only method of perfecting a security interest in or Lien on such Collateral), no further action is necessary to establish and perfect the Lender's prior security interest in or first Lien on all Collateral other than Collateral subject to Permitted Liens.

            6.17. ERISA. No Reportable Event (as defined in Section 4043(b) of ERISA) has occurred with respect to any Plan. Each Plan complies with all applicable provisions of ERISA, and the Borrower has filed all reports required by ERISA and the Code to be filed with respect to each Plan. The Borrower has no knowledge of any event which could result in a liability of the Borrower to the Pension Benefit Guaranty Corporation. The Borrower has met all requirements with respect to funding the Plans imposed by ERISA or the Code. Since the effective date of Title IV of ERISA there have not been any nor are there now existing any events or conditions that would permit any Plan to be terminated under circumstances which would cause the lien provided under Section 4068 of ERISA to attach to any property of the Borrower. The value of the Plans' benefits guaranteed under Title IV of ERISA on the date hereof does not exceed the value of such Plans' assets allocable to such benefits as of the date of this Agreement and shall not be permitted to do so hereafter.

            6.18. INVESTMENT COMPANY ACT OF 1940. Neither the Borrower, VGH nor Vista, nor any Subsidiary of any of them, is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

            6.19. NO MATERIAL ADVERSE EFFECT. As of the date of execution of this Agreement and as of the Restatement Closing Date, no Material Adverse Effect has occurred since September 1, 1998 that has not been previously disclosed in writing to the Lender, and after the Restatement Closing Date, no Material Adverse Effect has subsequently occurred.

            6.20. NO EVENT OF DEFAULT. No event has occurred and is continuing, or would result from the incurring of obligations by the Borrower under this Agreement, which constitutes an Event of Default or a Potential Event of Default.

                                     ARTICLE VII

                               AFFIRMATIVE COVENANTS

The Borrower covenants and agrees from the date hereof and for so long as any of the Loans, any Accrued Interest, any Accrued Fees, or any Accrued Expenses remains outstanding and unpaid, in whole or in part, or any other amount is owing to the Lender under this Agreement (except for the payments pursuant to SECTION 2.8(D) with respect to the Lender's participating interest in the Project), that, unless the Lender shall otherwise consent in writing:

            7.1. NOTICE TO THE LENDER. The Borrower will promptly give notice to the Lender as soon as it becomes aware of:

                  (a)   Any Event of Default or Potential Event of Default;

                  (b) Any Default Event under the Hedging Agreement or any default under, breach of or event which, with notice or lapse of time or both, would become a material default under or breach of, this Agreement, the Notes or any Collateral Agreement by any party thereto or any other material obligation of the Borrower;

                  (c)   All material changes or deviations from the Project
Budget;

                  (d) Any loss or damage to the Collateral in excess of $50,000;

                  (e) Any additional Collateral acquired by the Borrower if said Collateral is (i) real property or an interest therein, including any mining property relating to the Project or within its Area of Interest, or (ii) equipment or machinery purchased for or to be used in connection with the Project having a value (per individual item) of more than $50,000, together with an adequate legal description thereof;

(f) Every material default or other materially adverse claim or demand made by any Person in respect of any of the Collateral;

                  (g) Every notice, and the contents thereof, received by the Borrower in relation to any renewal of any rights with respect to, or having a Material Adverse Effect upon, the Lands, and any circumstances which might result in a loss of or a failure to obtain or a failure to be able to renew the Borrower's interest in a material part of the Lands;

                  (h) Each new Material Project Agreement, each new issuance or approval of a Material Project Permit and each new change in operations that necessitates any amendment or modification of any Material Project Agreement or Material Project Permit;

                  (i) Any other matter or thing (other than changes in the price of Gold) which has resulted or would result in a Material Adverse Effect in the Borrower's financial condition or operations, the Project or the Borrower's ability to perform its obligations under this Agreement, the Notes, any Collateral Agreement or the Hedging Agreement;

                  (j)   The cessation of any Event of Default; and

                  (k) Any material changes in the Borrower's position with respect to the hedging or selling forward of Products.

            7.2.  FINANCIAL STATEMENTS, MONTHLY REPORTS AND INFORMATION.

                  (a) As soon as practicable (and in any event not later than 140 days after each fiscal year and 60 days after each fiscal quarter), the Borrower shall cause VGH and Vista to furnish to the Lender annual (audited with respect to Vista only) and quarterly (unaudited) consolidated financial statements, which shall include all of the information contained in the statements heretofore furnished to the Lender and referred to in SECTION 6.5. together with a certificate of an Authorized Officer of Vista to the effect that such financial statements have been prepared in accordance with GAAP and present fairly the consolidated financial position and results of the operations of Vista as of the respective dates and for the respective periods specified therein.

                  (b) Within 30 days of the end of each calendar month, the Borrower shall deliver to the Lender and the Independent Consultant (i) monthly profit and loss, balance sheet and statements of changes in cash flow, and calculation of Net Cash Flow, (ii) construction reports summarizing the Borrower's construction activities as compared against the Project Budget and,
(iii) operating reports summarizing the production and mining activities, operating costs, corporate overhead items and hedging activities of the Project (actual and compared to budget) for the preceding month and on a cumulative year-to-date basis.

                  (c) The Borrower will furnish, or cause Vista to furnish, all reports or filings made with the American Stock Exchange or the Securities and Exchange Commission and such other information respecting the financial condition of Vista, VGH and the Borrower and the condition and operations of the Project as the Lender may reasonably request from time to time.

            7.3.  DELIVERY OF UPDATED PROJECT BUDGET AND HEDGING CERTIFICATE.

                  (a) UPDATED PROJECT BUDGET. Thirty (30) days prior to the end of each semi-annual period following the Restatement Closing Date, the Borrower shall deliver to the Lender and the Independent Consultant an updated Project Budget in form and substance satisfactory to the Lender and the Independent Consultant. The Borrower may, at its option, deliver to the Lender and the Independent Consultant an updated Project Budget in form and substance satisfactory to the Lender and the Independent Consultant on a more frequent basis.

                  (b) HEDGING CERTIFICATE. At the time of delivery of each updated Project Budget, the Borrower shall also deliver a certificate from an Authorized Officer of the Borrower setting forth the amount of Gold to be produced by the Project currently dedicated to hedging programs (including the Hedging Agreement and any Third Party Financing Arrangements) consistent with the hedging requirements of Section 7.15.

            7.4. MAINTENANCE OF EXISTENCE. The Borrower will preserve and maintain its legal existence and all of its rights, privileges and franchises necessary for the proper conduct of its business (including the operation and development of the Project) and will remain qualified to do business in Nevada and in each jurisdiction where necessary in light of its businesses and properties.

            7.5. COMPLIANCE WITH LAWS. The Borrower (a) shall comply with all Requirements of Law, including any Environmental Law, and shall from time to time obtain and shall comply with all Material Project Permits as shall now or hereafter be necessary under applicable Requirements of Law, and (b) shall not commit, suffer or permit any act to be done in, on or under the Lands in violation of such Requirements of Law (including any Environmental Law) or Material Project Permits, in connection with the construction, operation, maintenance or ownership of the Project or the Lands (except, in the case of either CLAUSE (A) OR (B) above, any noncompliance or violation which, in the judgment of the Lender, could not reasonably be expected to have a Material Adverse Effect).

            7.6. PAYMENT OF INDEBTEDNESS. The Borrower will pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all of its Debts and other material obligations of whatever nature, except for any Debts or other material obligations which are being contested in good faith and by appropriate proceedings if (a) reserves in conformity with GAAP with respect thereto are maintained on its books, and (b) such contest does not involve any material risk of the sale, forfeiture or loss of any part of the Collateral.

            7.7. USE OF LOAN PROCEEDS. The Borrower will draw down and use the proceeds of the Facility and the Existing Letter of Credit in accordance with the terms of SECTION 2.1. 2.4 and 3.1.

            7.8. TAXES. The Borrower shall pay and discharge all federal, state and local taxes imposed on it or on any of its property prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien upon the Collateral. The Borrower shall have the right, however, to contest in good faith the validity or amount of any such taxes by proper proceedings timely instituted, and may permit the taxes so contested to remain unpaid during the period of such contest if: (a) it diligently prosecutes such contest, (b) it sets aside on its books adequate reserves in conformity with GAAP with respect to the contested items, (c) during the period of such contest, the enforcement of any contested item is effectively stayed, (d) such contest does not involve any material risk of the sale, forfeiture or loss of any part of the Collateral and provided such non-payment is permitted by the appropriate taxing legislation. The Borrower will promptly pay or cause to be paid any valid final judgment enforcing any such taxes and cause the same to be satisfied of record.

            7.9. BOOKS AND RECORDS. The Borrower shall keep proper books of record in accordance with GAAP and permit representatives of the Lender and the Independent Consultant to visit and inspect the properties, to examine the books of record and accounts and to discuss the affairs, finances and accounts of the Borrower with the Borrower's principal officers, engineers and independent accountants, all at such reasonable times during business hours and at such intervals as the Lender may desire; PROVIDED, HOWEVER, that the Lender and the Independent Consultant shall provide the Borrower with at least five Business Days' notice of any visit and shall use their best efforts not to unreasonably disrupt the Borrower's business during such visits.

            7.10. INSURANCE. Without cost to the Lender, the Borrower shall maintain or cause to be maintained and in effect, with insurers licensed to do business in the jurisdiction of the Project, the following insurance:

                  (a) Insurance covering "Property" of every description for "Broad Form" coverage meaning all real and personal property consisting of, but not limited to, buildings, structures, machinery, equipment, etc.; against "all risks" of direct physical loss or damage (including earthquake and flood subject to a loss limit of $3,000,000 any one occurrence and annual aggregate), subject to the full insurable replacement value (including customs duty, taxes, as applicable). Further, such insurance shall extend to include "Business Interruption" (resulting from physical loss or damage insured above) for loss of revenue covering fixed costs and continuing expenses (including obligations to the Lender in respect of this Agreement) for a period of indemnity of not less than six (6) months. This policy will be endorsed to provide that any loss payable thereunder shall be paid jointly to the Borrower and the Lender as loss payees.

                  (b) "Third Party Liability" insurance to insure legal liability arising out of the Project to third parties including bodily injury and personal injury and property damage, contractual indemnification liability coverage. Such insurance shall be for $10,000,000 limit of liability per occurrence insuring the Borrower and the Lender each as an Additional Insured, with a cross liability or severability of interest clause.

                  (c) "Worker's Compensation" insurance in accordance with the regulations of each State where required and any Federal endorsements if applicable.

                  (d) "Automobile Liability" insurance including all owned, non-owned and hired vehicles with a limit of liability of not less than $1,000,000 combined single limit bodily injury and property damage liability.

                  (e) "Boiler and Machinery" comprehensive form insurance, covering breakdown of all boiler and pressure vessels, mechanical and electrical machinery and apparatus, production machinery, and computers controlling equipment subject to repair or replacement. Such coverage shall include "Business Interruption" following the form for "Property" in SECTION 7.10(A) above.

                  (f) "Cargo Open Cover" insurance covering all risk of physical loss or physical damage to property insured consisting of gold and dor6 valued at the P.M. Fixing Price on the day of shipment or loss, including accumulation at the mine site and during transit by any means worldwide.

                  (g) All policies shall provide cancellation notice provisions slating that written notice shall be given to the Borrower and the Lender at least ninety (90) days prior to cancellation or material change of any protection that said policies provide (except for nonpayment of premiums, which shall be at least ten (10) days prior notice). Further, all policies shall contain a provision that underwriters waive their rights of subrogation against the Lender or add Lender to the policies as an additional insured where appropriate.

          7.11.   PROJECT DEVELOPMENT.

                  (a) PROJECT CONSTRUCTION, DEVELOPMENT AND OPERATION. The Borrower shall diligently complete the work on the Project contemplated in the Project Budget in accordance with standard engineering practices and construction procedures in the mining industry. Further, the Borrower shall diligently maintain and operate the Project in conformity with the most recent Project Budget, all applicable Requirements of Law and good mining practices to ensure the production and delivery of Products on a continuous basis and in sufficient quantities to provide the Borrower with a sufficient net amount of funds (after providing for all costs, expenses, and taxes of the Borrower in connection with the Project) to enable the Borrower to duly and punctually observe, perform or satisfy all of its covenants, obligations and agreements under this Agreement and the other documents and agreements executed in connection with this Agreement, the Material Project Permits, the Material Project Agreements and the Project, including any permitted trading or hedging facilities the Borrower may establish with the Lender or under any Third Party Financing Arrangement.

(d) ACQUISITION OF LANDS AND EQUIPMENT PURCHASES. Any additional Lands acquired and Equipment, Machinery, Property and Fixtures purchased in connection with the Project shall be acquired or purchased by the Borrower rather than by VGH or Vista.

                  (e) ADDITIONAL CAPITAL CONTRIBUTIONS OR LOANS FOR CAPITAL COST OVERRUNS. If any capital expenditure contemplated by the Project Budget costs more than the amount allocated therefor in the original Project Budget and any update thereto approved by the Independent Consultant and the Lender, then the Borrower shall cause VGH to make additional capital contributions or, to the extent permitted by this Agreement, loans, to the Borrower to the extent necessary to fund such excess costs.

            7.12. INTENTIONALLY OMITTED.

            7.13 MAINTENANCE OF LIENS. The Borrower will take or cause to be taken all action required or desirable to maintain and preserve the Lender's Liens on the Collateral and the priority thereof. The Borrower, at no cost to the Lender, shall from time to time execute, deliver, file and record any and all further instruments (including financing statements, continuation statements and similar statements with respect to any of the Collateral Agreements) reasonably requested by the Lender for such purposes, including such as may be necessary to include within the Collateral (a) any additional mining claims or real property interests or personal property pertaining to the Project which are acquired by the Borrower, and (b) any increase in the Borrower's percentage interests in any jointly held property.

            7.14 DEFEND TITLE AND ACCESS; CHANGE IN GENERAL MINING LAWS. The Borrower shall at all times, at its own cost and expense, warrant and defend the title to the Project, the Lands and the other Collateral against the claims and demands of all Persons whomsoever, except with respect to Permitted Liens or as otherwise permitted in writing by the Lender. As applicable to any of the Lands as may remain federal public lands, the Borrower shall amend, relocate, locate new mining claims and apply for patents with respect to unpatented mining claims as they deem prudent to protect their respective land and property positions with respect to the Project. In the event of the repeal or substantial modification of the current General Mining Law of 1872, such that the interest of the Borrower in those Lands which are material to the exploration, development or operation of the Project, is modified or transformed, the Borrower will consult with the Lender to determine how best to preserve the interest of the Borrower therein and the Lender's interest in the affected Collateral, and the Borrower shall take no action, which in the reasonable opinion of the Lender's special mining counsel, if any, could adversely affect the Lender's interest in the Collateral, without the consent of the Lender, which shall not be unreasonably withheld.

            7.15 HEDGING REQUIREMENTS. The Borrower shall keep in place and not close out the hedging program implemented under the Hedging Agreement, covering no less than the lesser of(i) seventy percent (70%) of the number of projected salable ounces of Gold according to the most recent Project Budget, and (ii) 100,000 ounces, and shall perform its obligations under the Hedging Agreement and, subject to SECTION 8.7. any other Gold hedging arrangements

//ex-xxx_1043_ae.cecc
made by the Borrower with respect to Products produced by the Project shall be acceptable to the Lender and with counterparties approved by the Lender.

            7.16  INTENTIONALLY OMITTED.

            7.17  ACCOUNTS; PERMITTED DIVIDENDS AND DISTRIBUTIONS.

                  (a) ACCOUNTS; PERMITTED DISTRIBUTIONS. The Borrower shall maintain the Project Account and the Other Account in accordance with SECTION
4.5. Withdrawals and distributions from the Project Account shall be made only for Project-related costs, including the Vista Management Fee, in accordance with the most recent Project Budget and shall be approved in advance by the Independent Consultant or the Lender, as the case may be, as provided in SECTION
4.5. If VGH or Vista proposes to make additional loans to the Borrower to fund the costs of items not contemplated by the Project Budget, the Lender will discuss with the Borrower and VGH or Vista, as the case may be, whether and on what terms such loans may be repaid out of the Project Account and what effect such repayments would have on the calculations of Net Cash Flow.

                  (b) PERMITTED DIVIDENDS AND DISTRIBUTIONS. In addition to approved Project-related payments from the Project Account permitted under PARAGRAPH (A), further distributions, dividends, intercompany loan repayments (whether principal or interest) and payments to VGH or Vista of fees under any services arrangements between Borrower and VGH or Vista may be paid from the Project Account if the following conditions have been met:

                        (i) The amount of such payments does not exceed the 30% of Net Cash Flow for each month not required to be paid to the Lender under SECTION 2.5(B):

                        (ii) The Independent Consultant has certified to the Lender that the expansion of the Project's leach pad has been completed in accordance with the Operating Plan and the Project Budget; and

                        (iii) No Event of Default, Potential Event of Default or
            Material Adverse Effect has occurred and is continuing or will occur by reason of the payment of such dividend or distribution.

            7.18  INTENTIONALLY OMITTED

            7.19 LIFETIME CASH FLOW. As measured on a quarterly basis. Lifetime Cash Flow shall remain at a level of not less than 85% of the amount shown in the Project Budget delivered as the Restatement Closing Date and approved by the Independent Consultant.

            7.20 FURTHER ASSURANCES. The Borrower shall execute, acknowledge and deliver to the Lender such other and further documents and instruments and do such other acts as in the opinion of the Lender are reasonably necessary or desirable to effect the intent of the parties to this Agreement or otherwise to protect and preserve the interests of the Lender hereunder, promptly upon request of the Lender.

                                     ARTICLE VIII

                                 NEGATIVE COVENANTS

            From the date hereof and for so long as any of the Loans, any Accrued Interest, any Accrued Fees, or any Accrued Expenses remains outstanding and unpaid, in whole or in part, or any other amount is owing to the Lender under this Agreement (except for the payments pursuant to SECTION 2.8(D) with respect to the Lender's participating interest in the Project), without the prior written consent of the Lender, the Borrower unconditionally covenants and agrees that it will not:

            8.1 INDEBTEDNESS. Incur any Debt except for (a) the Loans and Debt with respect to the Existing Letter of Credit, (b) accounts payable to contractors, (c) items of accrued taxes prior to the date on which such items are due and payable, (d) lease or rental arrangements reflected in the most recent Project Budget, (e) payments or deliveries due on pre-paid forward sales of Gold where the value of such Gold on the date of determination does not exceed $350,000, (f) Debt in respect of equipment purchases up to but not exceeding $350,000 in the aggregate at any one time outstanding, (g) indebtedness under any environmental, reclamation or similar performance bond issued in respect of the Project in favor of any governmental agency with jurisdiction over it, (h) indebtedness (including equipment leases) provided for in the most recent Project Budget, and (i) indebtedness under intercompany loans or advances made by VGH or Vista to the Borrower; PROVIDED, HOWEVER, that such intercompany loans may not be repaid except as permitted by SECTION 7.17 or as otherwise agreed to in writing by the Lender.

            8.2 LIENS. Directly or indirectly, create, incur, assume or suffer to exist any Lien upon any of its property, assets, income or profits, whether now owned or hereafter acquired, except for Permitted Liens.

            8.3 ALTERATIONS. DISPOSAL OF ASSETS, ETC. Cause any building, structure or fixture or other improvement which is part of the Collateral to be erected, removed, demolished, or materially changed or altered, except in the ordinary course of business. Except in the ordinary and normal course of business, the Borrower shall not remove or permit the removal of any of the personal property constituting part of the Collateral or any part thereof (including renewal, replacement and other after-acquired property) from the Lands or the Project; PROVIDED. HOWEVER, that obsolete or worn out property may be removed concurrently with the replacement or renewal thereof with property of at least equal quality, usefulness, value and class to the original property, if such replacement is in accordance with prudent industry practices; PROVIDED. FURTHER, HOWEVER, that the Borrower shall have the right, but not the obligation, to amend or relocate any or all of the unpatented lode mining claims included in the Lands (under any applicable federal or state statute) and to locate any fractions resulting from the amendment or relocation of such claims. Any mining claims amended or relocated by the Borrower shall be included in the Lands, and the Borrower agrees that the amendment or relocation of such claims shall not result in any diminution of the total acreage presently included within the Lands. The Borrower shall not commit or permit any waste in, on or about the Lands or the Project that would have a Material Adverse Effect on the Collateral.

            8.4 LEASES. Except for leases provided for in the most recent Project Budget, enter into, assume or otherwise become liable as lessee with respect to any non-cancellable, nonmineral operating leases having terms in excess of or renewable for more than one (1) year from the date of any calculation with respect thereof if the aggregate minimum required payments over the then current fiscal year of any such leases exceeds $50,000 for all such leases of the Borrower and their Subsidiaries.

            8.5 LIQUIDATION; MERGER. Liquidate or dissolve, or, without the prior written consent of the Lender, which shall not be unreasonably withheld, enter into any consolidation or merger (other than a merger in which the Borrower is the surviving entity), or enter into any partnership, joint venture or other combination where such combination involves a contribution by the Borrower of all or a substantial portion of its assets, or sell, lease or dispose of its business or assets as a whole or in an amount which constitutes a substantial portion thereof.

            8.6 CHANGE IN BUSINESS. Engage in any business activities or operations substantially different from the business of exploration, mining and production of Gold and other precious metals or base metals associated with any Gold mine.

            8.7 FORWARD SALES; HEDGING LIMITATIONS. Enter into any Third Party Financing Arrangement or any other agreement for any forward sale of gold production from the Project without the prior written approval of the Lender; PROVIDED, HOWEVER, that no such forward sale shall be allowed if it would cause the Borrower to incur any liabilities other than forward delivery of the Products; PROVIDED, FURTHER, HOWEVER, that for any quarterly calendar period the Gold scheduled to be repaid and Gold hedged that under the terms of the hedging arrangement is committed to be delivered during or deferred to such quarter under any such gold hedging facilities (including gold hedging arrangements between the Borrower and Lender) shall not exceed 80% of the Gold scheduled to be produced during such period under the most recent Project Budget.

            8.8 CAPITAL EXPENDITURES. Make capital expenditures in any fiscal year in excess of the aggregate amount of $200,000 above the amounts indicated for capital items in the Project Budget or the most recently approved Project Budget.

            8.9   DIVIDENDS, DISTRIBUTIONS, ETC. Except as expressly provided in
SECTION 7.17(B). pay any dividends, make any distribution of cash or property with respect to its outstanding shares, purchase any of its outstanding shares or agree to do any of the foregoing.

            8.10 LOANS; INTERCOMPANY ACCOUNTS. Other than as contemplated in this Agreement, lend or advance money, gold, or other assets to any Person, including any Subsidiary or affiliated entity.

            8.11 POLLUTION CONTROL. Emit or discharge into the environment hazardous substances (as defined under the Comprehensive Environmental Response Compensation and Liability Act of 1980) or hazardous waste (as defined under the Resource Conservation and Recovery Act of 1976) or air pollutants (as defined under the Clean Air Act Amendments of 1977, as amended) or toxic pollutants (as defined under the Waste Pollution Control Act, as amended) in excess of federally or state permitted releases or reportable quantities, or other concentrations, standards, or limitations under the foregoing laws or under any other Environmental Law or local laws, regulations or governmental approvals in connection with the construction, ore treatment, fuel supply, power generation and transmission, waste disposal or any other operations or processes relating to the Project.

            8.12 ERISA COMPLIANCE. At any time permit any Plan to engage in any "prohibited transaction" as defined in ERISA; incur any "accumulated funding deficiency" as defined in ERISA; or be terminated in a manner which could result in the imposition of a Lien on any property of the Borrower or any of their Subsidiaries pursuant to ERISA.

            8.13 CHANGE OF OWNERSHIP. Allow less than 100% of the capital stock of the Borrower to be owned by any Person other than VGH, or less than 100% of the capital stock of VGH to be owned by any Person other than Vista.

                                     ARTICLE IX

                                 EVENTS OF DEFAULT

            9.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events (whether or not in the control of the Borrower) shall constitute an Event of Default:

                  (a) NONPAYMENT. The Borrower shall fail to make, on or before the due date, in the manner required, any payment of principal, interest, costs, fees or any other sums, or reimbursement of any amount drawn under the Existing Letter of Credit, due under this Agreement, and such failure shall not have been cured within three days.

                  (b) SPECIFIC DEFAULTS. The Borrower shall fail to observe or perform any of its covenants contained in SECTIONS 7.14. 7.17. 7.19. or 7.20. or
ARTICLE VIII.

                  (c) OTHER DEFAULTS. The Borrower shall fail to observe or perform any of its covenants contained in this Agreement, other than the covenants referred to in PARAGRAPHS (A) and (B) above, and the Borrower shall have not remedied such default within 10 days after notice of default has been given by the Lender to the Borrower, except if such default is not capable of being remedied within 10 days after such notice has been given and the Borrower has taken or is taking any and all reasonable steps necessary to remedy or cure such default and continues (for a period not to exceed in any event 180 days) to diligently pursue such remedy as expeditiously as possible.

                  (d)   REPRESENTATION OR WARRANTY.   Any material
representation, warranty or statement made or deemed to be made by the Borrower herein or in any document given hereunder shall prove to have been untrue in any material respect as of the time made or deemed made.

                  (e) CROSS-DEFAULT. The Borrower shall fail to pay any Debt (including, for the purposes of this SECTION 9.1 (E). any Gold delivery obligation under the Hedging Agreement or under any Third Party Financing Arrangement) with a value in excess of $350,000 (excluding Debt evidenced by the Notes) of the Borrower, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt (or Gold delivery obligation); or any other default under any agreement or instrument relating to any such Debt (or Gold delivery obligation), or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Debt (or Gold delivery obligation); or any such Debt (or Gold delivery obligation) shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof.

                  (f) INSOLVENCY. The Borrower shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or (i) the Borrower shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, wind-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or (ii) there shall be commenced against the Borrower any such case, proceeding or other action referred to in CLAUSE (I) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or the Borrower shall take any other action to authorize any of the actions set forth in this PARAGRAPH (F).

                  (g) COLLATERAL AGREEMENTS, HEDGING AGREEMENT AND VGH GUARANTEE. Any "Default Event" under and as defined in the Hedging Agreement or any material event of default under the terms of the Collateral Agreements, the VGH Guarantee, the VGH Pledge Agreement or any other agreement between any of the Borrower, VGH, or Vista, and the Lender, subject to the applicable cure period in such agreements or documents, if any.

                  (h) SECURITY INTEREST. The Lender shall fail to have a valid and enforceable first perfected security interest in or Lien on any Collateral under the Deed of Trust or applicable UCC financing statement for any reason, subject to Permitted Liens allowed by SECTION 6.9(D) and Royalties allowed by
SECTION 6.10.

                  (i) INVOLUNTARY LIENS. Any involuntary Lien or liens for amounts then due in the aggregate sum of $350,000 or more, of any kind or character, except for Permitted Liens, shall attach to any assets or property of either of the Borrower, if such Lien is not discharged or bonded pending proceedings to release such Lien within sixty (60) days after the date of attachment or unless such Lien is being contested in good faith.

                  (j) JUDGMENTS. Any judgment or order for the payment of money in excess of $350,000 shall be rendered against the Borrower and there shall be a period of 30 consecutive days during which such judgment or order shall not have been discharged or a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

                  (k) CONDEMNATION. Any of the property or assets of the Borrower or any of them necessary for the operation of the Project is taken by power of expropriation or eminent domain or sold under threat of such taking, or possession of any material portion of the Lands necessary for the operation of the Project is taken through exercise of such power.

                  (l) REGULATORY ACTION. Any governmental regulatory authority shall take any action with respect to any of the Borrower or the Project or the Material Project Permits or the Collateral which would materially and adversely affect the Borrower's condition, operations on the Project or ability to repay the Loans unless such action is set aside, dismissed or withdrawn within ninety
(90) days of its institution or such action is being contested in good faith and its effect is stayed during such contest.

                  (m) MATERIAL PROJECT PERMIT AND OTHER GOVERNMENT APPROVALS. Any Material Project Permit or other approval, consent, exemption or other action of any governmental authority required under this Agreement or necessary for the construction and operation of the Project is not obtained, is withdrawn or becomes ineffective for a period of thirty (30) or more days and the absence thereof in the reasonable opinion of the Lender and the Independent Consultant could lead to a Material Adverse Effect.

                  (n) MATERIAL PROJECT AGREEMENTS. Any material provision of this Agreement or of any Material Project Agreement ceases to be in full force and effect or is declared null and void or invalid, or any breach or default shall occur under any Material Project Agreement that in the reasonable opinion of the Lender and the Independent Consultant could lead to a Material Adverse Effect.

                  (o) SUSPENSION OF PROJECT. The Project shall, following commencement of commercial production of Products (whether or not prior to the date of Commercial Completion), cease production for a period of more than forty-five (45) consecutive days and, in the reasonable opinion of the Lender and the Independent Consultant, such suspension of production could have a Material Adverse Effect.

                  (p) ABANDONMENT AND TERMINATION. The Project shall be abandoned or terminated.

                  (q) MATERIAL ADVERSE EFFECT. There occurs some event which in the reasonable opinion of the Borrower or the Lender is likely to have a Material Adverse Effect.

          9.2     REMEDIES UPON EVENT OF DEFAULT.

                  (a)   Upon the occurrence of an Event of Default specified in
SECTION 9. L(F) or, in the case of any other Event of Default, upon notice by the Lender to the Borrower of the Lender's election to declare the Borrower in default, the obligations of the Lender hereunder, including the Lender's obligation to provide any further financial accommodations hereunder, shall terminate. The date on which such notice is sent or, in the case of an Event of Default specified in SECTION 9. L(F). the date of such Event of Default, shall be the "Date of Default."

                  (b) On the Date of Default, there shall immediately be due and payable to the Lender an amount in Dollars equal to the Amount Outstanding of all Loans, plus all Accrued Interest, all Accrued Fees, and all Accrued Expenses, and all other amounts owed by the Borrower pursuant to this Agreement shall immediately become due and payable.

                  (c) Upon the occurrence of an Event of Default, all of the remedies provided to the Lender in all of the Collateral Agreements shall immediately become available to the Lender.

                  (d) Except as expressly provided above in this SECTION 9.2. presentment, demand, protest and all other notices of any kind are hereby expressly waived. From and after the Date of Default, interest shall accrue at the rate provided in SECTION 2.9(B) and shall be payable on demand.

            9.3 TERMINATION OF PROJECT IN ACCORDANCE WITH PROJECT BUDGET. Notwithstanding SECTIONS 9.1(0) and (p). it shall not constitute an Event of Default hereunder if the Borrower, provided that it is in compliance with the covenant set out in SECTION 7.19(A) and there is no remaining economic value in the Lands, terminates the Project in accordance with, and as contemplated under, the Project Budget. In the event of such termination:

                  (a) the Equipment, Machinery, Property and Fixtures, all Products and all other Collateral other than the Lands, including, without limitation, all rights under the Hedging Agreement, will be liquidated and the net proceeds, together with any balance in the Project Account or the Other Account, shall after payment of or provision for all required reclamation and site restoration costs, be applied as set out in SECTION 2.5(B) and, if applicable, SECTION 2.8(D):

                  (b) any remaining payment obligations of the Borrower under the Original Loan Agreement and this Agreement (other than the payment obligations based on Net Cash Flow provided for in SECTION 2.8(D)) shall be released;

                  (c) the Collateral Agreements and any other Liens on any part of the Project shall be discharged and released by the Lender; and

                  (d) the Borrower shall retain ownership of the Lands, free and clear of any Lien in favor of the Lender, but subject to the continuing obligation to make the payment based on Net Cash Flow provided for in SECTION 2.8(D).

                                     ARTICLE X

                                   MISCELLANEOUS

            10.1 NOTICES. All notices, requests, demands, consents or other communications in connection with or pursuant to this Agreement shall be in writing and shall be delivered by hand or sent by registered or certified mail or by facsimile (such facsimile followed by a registered or certified letter) addressed to the parties as set forth below (or to such other address as the parties may designate by notice):

          If to the Lender:

                  Dresdner Bank AG, New York
                  and Grand Cayman Branches 75 Wall Street
                  New York, New York 10005-2889
                  Attention:        Wayde I. Colquhoun
                                    Vice President
                  Telecopy No.:     (212) 429-2192
                  Telephone No.:    (212) 429-4318

          If to the Borrower:

                  Mineral Ridge Resources Inc.
                  370 17th Street, Suite 3000
                  Denver, Colorado 80202
                  Attention:        Ronald J. ("Jock") McGregor
                                    Vice President
                  Telephone No.:    (303)629-2450
                  Telecopy No.:     (303) 629-2499

                  and

                  Mineral Ridge Resources Inc.
                  200 Mica Way
                  Silver Peak, Nevada 89047
                  Attention:        Hank Lesinski
                                    Vice President - Operations
                  Telephone No.:    (702) 937-2266
                  Telecopy No.:     (702) 937-2202

A notice delivered by hand to a party shall be deemed received when delivered. A notice sent by mail shall be deemed received on the fifth Business Day after mailing. A notice sent by facsimile shall be deemed received upon receipt of the relevant confirmation or answerback. Notices received after 4:00 p.m. local time shall be deemed received on the following Business Day.

            10.2 AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement or the Notes, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            10.3 NO WAIVER; CUMULATIVE REMEDIES. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

            10.4 COSTS AND EXPENSES. In addition to SECTION 2.9(C) and other specific provisions of this Agreement requiring the Borrower to pay the Lender's costs in connection with the transactions contemplated by this Agreement, the Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Lender after the Restatement Closing Date in connection with the preparation, negotiation, execution, delivery and administration of this Agreement, the Notes, the Hedging Agreement and the other documents to be delivered hereunder, any amendments to any. thereof including the reasonable fees and out-of-pocket

//ex-xxx_1043_af.cecc
expenses of counsel and of
technical advisors and consultants (including the Lender's independent insurance consultant and the Independent Consultant for its pre-closing and ongoing oversight responsibilities) for the Lender with respect thereto and with respect to advising the Lender as to its rights and responsibilities under this Agreement. The Borrower further agrees to pay on demand all reasonable losses, costs and expenses, if any (including reasonable counsel fees and expenses), suffered or incurred by the Lender after the Restatement Closing Date in connection with the preservation of any rights of the Lender under, or the enforcement of, or legal advice in respect of the rights or responsibilities of the Lender under, this Agreement, the Notes, the Hedging Agreement and the other documents delivered hereunder, including losses, costs and expenses sustained by the Lender as a result of any failure by the Borrower to perform or observe its obligations contained herein or in the Notes or the Hedging Agreement or in connection with any refinancing or restructuring of the Loans or the delivery, payment or close-out Obligations under the Hedging Agreement in the nature of a "workout. "

            10.5 INDEMNITY FOR TELEPHONE INSTRUCTIONS. The Borrower shall protect and indemnify the Lender and hold it harmless from and against any and all loss, cost, damage, claim or expense (including reasonable attorneys' fees) incurred by the Lender in connection with or in relation to any act or any failure to act upon telephone instructions received by the Lender from the Borrower or any Person who has identified himself as an Authorized Officer of the Borrower and who the Lender reasonably believed after reasonable inquiry to be an Authorized Officer of the Borrower, whether or not the instructions are actually given by an Authorized Officer of the Borrower.

            10.6 RIGHT OF SET-OFF. Upon the occurrence and during the continuance of any Event of Default, the Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits or other obligations (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement, the Notes and the Hedging Agreement, irrespective of whether or not the Lender shall have made any demand under this Agreement or such Notes and although such obligations may be unmatured. The Lender agrees promptly to notify the Borrower after any such set-off and application made by the Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this
SECTION 10.6 are in addition to other rights and remedies (including other rights to set-off) which the Lender may have.

            10.7 INDEMNIFICATION. The Borrower will indemnify and hold harmless the Lender and its officers, directors, agents, representatives and employees against any and all costs, claims, damages, charges, assessments, impositions, liabilities, losses and expenses (including reasonable attorneys' fees) sustained or incurred as a consequence of, arising from or related to the negotiation, execution, delivery and performance of this Agreement, the Notes, the Collateral Agreements and the Hedging Agreement or the ownership, development, construction, operation or maintenance of the Project during any period in which the Borrower has an ownership interest in the Project or in any other manner controls the development, construction, operation or maintenance of the Project, including violations of any Requirements of Law, Environmental Law, or Material Project Permits, breach of any Material Project Agreement or other contract, liability in tort (strict or otherwise) or liability resulting from the storage, release or transportation of hazardous wastes; PROVIDED, HOWEVER, that the Borrower does not have to indemnify and hold harmless the parties referred to above for costs, claims, damages, charges, assessments, impositions, liabilities, losses and expenses (including reasonable attorneys' fees) arising from or relating to acts of gross negligence or willful misconduct of such parties.

            10.8 USURY SAVINGS; LIMITATION ON INTEREST. It is the intention of the parties hereto to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof the parties stipulate and agree that none of the terms and provisions contained herein and in the Collateral Agreements and other documents executed in connection herewith shall ever be construed to create a contract for the use, forbearance or detention of money, or a contract to pay interest, in excess of the maximum amount of interest permitted to be charged by applicable law from time to time in effect. Neither the Borrower, VGH, nor any other present or future guarantors or other parties hereafter becoming liable for payment of the Borrower's indebtedness to the Lender shall ever be required to pay interest thereon in excess of the maximum interest that may be lawfully charged or contracted for under applicable law from time to time in effect, and the provisions of this SECTION 10.8 shall control over all other provisions hereof or of the Notes which may be in conflict or apparent conflict herewith. If the maturity of the Borrower's indebtedness to the Lender or any part thereof shall be accelerated for any reason, any amounts held to constitute interest, which are then unearned and have theretofore been collected by the Lender or any other holder of such indebtedness, shall be applied to reduce the principal balance thereof then outstanding. In the event that the Lender or any other holder of the Borrower's indebtedness to the Lender shall collect monies that are deemed to constitute interest which would otherwise increase the effective interest on the Borrower's indebtedness to the Lender or any part thereof to an amount in excess of that permitted to be charged by applicable law then in effect, all such sums deemed to constitute interest in excess of such legal limit shall be either immediately returned to the Borrower or other payor thereof upon such determination or applied as a credit against the then unpaid principal of the Borrower's indebtedness, at the option of the Lender or other holder. In determining whether or not the interest paid or payable under any specific contingency exceeds the maximum amount permitted under applicable law, the Borrower (and any other payor thereof) and the Lender shall, to the greatest extent permitted under applicable law (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate or spread the total amount of interest throughout the entire contemplated term of the instruments evidencing the Borrower's indebtedness to the Lender in accordance with the amounts outstanding from time to time thereunder and the maximum legal rate of interest from time to time in effect under applicable law in order to lawfully charge the maximum amount of interest permitted under applicable law. Upon any such determination, to the extent permitted by law, the Lender or other holder shall not be subject to any penalty provided for charging, receiving or contracting for interest in excess of any such maximum legal rate, regardless of when or the circumstances under which such refund or application was made. The Borrower acknowledges that this Agreement constitutes a written agreement by the Lender pursuant to which the Lender has agreed to make loans or forbearances aggregating more than $2,500,000 to the Borrower in one or more installments.

            10.9 BINDING EFFECT; ASSIGNMENT OF RIGHTS. This Agreement shall become effective when it shall have been executed by the parties hereof and thereafter shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors, transferees and assigns, except that the Borrower shall not have the right to transfer or assign any of their rights or obligations hereunder or any interest herein without the prior written consent of the Lender, which shall not be unreasonably withheld. The Lender may at any time, with notice to but without the consent of the Borrower, assign or transfer by way of assignment or novation all or any part of, or any interest in the Lender's rights and benefits and obligations hereunder and under the Notes issued to it hereunder, and to the extent of such assignment such assignee shall have the same rights and benefits vis-a-vis the Borrower as it would have had if it were the Lender hereunder, and all references in this Agreement to the Lender shall thereafter be construed as a reference to the Lender and its transferee or transferees or, in the case of a transfer of all of its rights, benefits and obligations, to its transferee or transferees alone. Nothing contained herein shall be construed to prevent the Lender from granting by way of subparticipation (being a right to share in the financial effects of this Agreement without any rights against the Borrower) or risk participation all or any of its rights and benefits hereunder to any Person without the consent of the Borrower; PROVIDED HOWEVER, that such transfer is done in compliance with applicable laws. For the purposes hereof, the Lender may disclose to a potential transferee or participant such information about the Project, the Borrower, its businesses, assets and financial condition as the Lender shall consider appropriate; PROVIDED. HOWEVER, that the Lender shall take such steps as are necessary to bind such potential transferee or participant to confidentiality restrictions similar to those contained in SECTION 10.13.

            10.10 CONSENT TO JURISDICTION.

                  (a) THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY OVER ANY SUIT, ACTION OR PROCEEDING (A "PROCEEDING") ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE NOTES. AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM OR IMPROPER VENUE TO THE MAINTENANCE
OF ANY SUCH PROCEEDING.   THE BORROWER HEREBY IRREVOCABLY APPOINTS CT
CORPORATION SYSTEM (THE "PROCESS AGENT"), WITH AN OFFICE AS OF THE DATE HEREOF AT 1633 BROADWAY, NEW YORK, NEW YORK 10019, AS THEIR AGENT TO RECEIVE ON BEHALF OF THE BORROWER AND ITS PROPERTY SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH PROCEEDING. SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO THE BORROWER IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT'S ABOVE ADDRESS, AND THE BORROWER HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF AND AGREES THAT SUCH SERVICE SHALL BE AS SUFFICIENT AND EFFECTIVE AS IF THE BORROWER WERE PERSONALLY SERVED. SHOULD THE PROCESS AGENT CEASE TO BE PRESENT IN NEW YORK CITY, THE BORROWER SHALL PROMPTLY APPOINT ANOTHER PERSON ACCEPTABLE FOR THIS PURPOSE TO THE LENDER TO ACCEPT SERVICE OF PROCESS ON BEHALF OF THE BORROWER FOR ANY SUCH PROCEEDINGS IN NEW YORK CITY. AS AN ALTERNATIVE METHOD OF SERVICE, THE BORROWER ALSO IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO THE BORROWER AT ITS ADDRESS REFERRED TO IN SECTION 10.1. THE BORROWER AGREES THAT A FINAL JUDGMENT IN ANY SUCH PROCEEDING SHALL BE CONCLUSIVE AND MAY BE EXECUTED UPON AND ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

                  (b) NOTHING IN THIS SECTION 10.10 SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE LENDER TO BRING ANY SUIT, ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF OTHER JURISDICTIONS. THE TAKING OF ANY PROCEEDINGS IN ANY ONE OR MORE JURISDICTIONS SHALL NOT PRECLUDE THE TAKING OF ANY PROCEEDINGS IN ANY OTHER JURISDICTION.

                  (c) THE BORROWER AND THE LENDER HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES, THE COLLATERAL AGREEMENTS, THE OTHER AGREEMENTS REFERRED TO HEREIN OR THE OBLIGATIONS UNDER ANY THEREOF.

            10.11 GOVERNING LAW. THIS AGREEMENT, AND ANY INSTRUMENT OR AGREEMENT REQUIRED HEREUNDER, UNLESS OTHERWISE SPECIFICALLY PROVIDED HEREIN OR THEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, PROVIDED. HOWEVER. THAT THE DEED OF TRUST SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEVADA.

            10.12 COUNTERPARTS; FACSIMILE TRANSMISSION. This instrument may be executed by the parties hereto in several counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same document. Signatures sent to the other party by facsimile transmission shall be binding as evidence of acceptance of the terms hereof by such signatory party.

      10.13 CONFIDENTIALITY; PUBLIC ANNOUNCEMENTS.

                  (a) The Lender agrees to use reasonable efforts to ensure that any information concerning the Borrower or the Project obtained by the Lender, the Independent Consultant or any other of the Lender's authorized agents or representatives which is not contained in a report or other document filed with a securities commission or regulatory authority, distributed by CRL or Vista to shareholders or otherwise available to the public generally (otherwise than by the Lender's breach of these confidentiality obligations) will, to the extent permitted by law and except as may be required by valid subpoena or other external reporting requirements, be treated confidentially by the Lender's employees, agents or representatives who have a reasonable need to know such information. These confidentiality obligations shall survive the term of this Agreement by two years.

                  (b) Public announcements or reports by the Borrower, VGH or Vista of information relating to this Agreement or the Lender's financing of the Project (whether given to stock exchanges or otherwise) shall be made only on the basis of agreed texts approved in advance of issuance by the Lender; PROVIDED, HOWEVER, that in a case where, notwithstanding that the parties have tried but not been able to so agree, a governmental or regulatory authority (or on the reasonable opinion of the party's legal counsel, any policy of any such authority) requires disclosure, the party who is subject to such disclosure requirement may make such a public announcement unilaterally.

            10.14 NO THIRD PARTY BENEFICIARIES. This Agreement is intended to be for the benefit of only the parties hereto and is not intended to inure to the benefit of, or create or bestow any rights, remedies or privileges in, any third persons except for the permitted successors and assigns of the parties hereto.

            10.15 RESTATEMENT AND AMENDMENT OF ORIGINAL LOAN AGREEMENT; ENTIRE AGREEMENT. This Agreement restates and amends the Original Loan Agreement in its entirety and supersedes any offer letters, term sheets or commitments exchanged between the Lender and the Borrower, CRI, CRL, VGH or Vista with respect to the subject matter hereof, and this Agreement and the Exhibits and Schedules thereto and the other documents referred to herein constitute the entire agreement between the Lender and the Borrower with respect to the various commitments by the Lender to the Borrower and indebtedness of the Borrower to the Lender to be incurred under or evidenced by this Agreement; and no other agreements, promises, representations and warranties (express or implied), except those expressly set forth herein have been relied upon by the Borrower or have been made by the Lender.

                       [THIS SPACE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its respective duly Authorized Officers as of the day and year first above written.

                                    THE BORROWER:

                                    MINERAL RIDGE RESOURCES INC.

                                    By:
                                          Michael B. Richings
                                          President


                                    THE LENDER:

                                    DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN
                                    BRANCHES

                                    By:
                                          Wayde I. Colquhoun
                                          Vice President


                                    By:
                                          Christopher E. Sarisky
                                          Assistant Vice President


            IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its respective duly Authorized Officers as of the day and year first above written.

                                    THE BORROWER:

                                    MINERAL RIDGE RESOURCES INC.

                                    By:
                                          Michael B. Richings
                                          President


                                    THE LENDER:

                                    DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN
                                    BRANCHES

                                    By:
                                          Wayde I. Colquhoun
                                          Vice President


                                    By:
                                          Christopher E. Sarisky
                                          Assistant Vice President

                                                                    EXHIBIT A-1

                                      FORM OF

                             SECURED PROMISSORY NOTE
                               (EXISTING TERM LOAN)

$13,000,000.00                                                  October 21,1998

          FOR VALUE RECEIVED, the undersigned MINERAL RIDGE RESOURCES INC., a Nevada corporation (the "BORROWER"), hereby unconditionally promises to deliver to the account of DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES (the "LENDER"), at such location as the Lender may specify, on the dates provided for in that certain Restated and Amended Loan Agreement dated as of October 21, 1998 between the Borrower and the Lender (as from time to time in effect, the "RESTATED LOAN AGREEMENT"), the principal amount of THIRTEEN MILLION DOLLARS ($13,000,000.00). Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Restated Loan Agreement.

          The Borrower further agrees to pay interest on the Amount Outstanding of the Loans evidenced hereby as set forth in the Restated Loan Agreement. All payments of interest and principal shall be made in lawful money of the United States of America and in immediately available funds.

          Under the Restated Loan Agreement, the Borrower is permitted to make voluntary prepayments and is required to make repayments and mandatory prepayments, all as set forth in the Restated Loan Agreement.

          The Borrower is personally obligated and fully liable for the amount due under this Note. The Lender has the right to sue on this Note and obtain a personal judgment against the Borrower for the satisfaction of the amount due under thus Note either before or after a judicial foreclosure of the Deed of Trust under applicable law.

          This Note shall be governed by the laws of the State of New York and shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of the Lender and its successors and assigns.

          This Note evidences the Existing Term Loan under the Restated Loan Agreement, and restates and amends the "Dollar Note" under and as defined in the Original Loan Agreement.

          IN WITNESS WHEREOF, the Borrower has executed and delivered this Note on the date first above written.

                                             MINERAL RIDGE RESOURCES INC.

                                             By: _____________________________
                                                 Michael B. Richings
                                                 President

                                                                    EXHIBIT A-2

                                      FORM OF
                             SECURED PROMISSORY NOTE
                             (ADDITIONAL TERM LOAN)

$1,615,000.00                                                   October 21,1998

          FOR VALUE RECEIVED, the undersigned MINERAL RIDGE RESOURCES INC., a Nevada corporation (the "BORROWER"), hereby unconditionally promises to deliver to the account of DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES (the "LENDER"), at such location as the Lender may specify, on the dates provided for in that certain Restated and Amended Loan Agreement dated as of October 21, 1998 between the Borrower and the Lender (as from time to time in effect, the "RESTATED LOAN AGREEMENT"), the principal amount of ONE MILLION SIX HUNDRED FIFTEEN THOUSAND DOLLARS ($1,615,000.00). Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Restated Loan Agreement.

          The Borrower further agrees to pay interest on the Amount Outstanding of the Loans evidenced hereby as set forth in the Restated Loan Agreement. All payments of interest and principal shall be made in lawful money of the United States of America and in immediately available funds.

          Under the Restated Loan Agreement, the Borrower is permitted to make voluntary prepayments and is required to make repayments and mandatory prepayments, all as set forth in the Restated Loan Agreement.

          The Borrower is personally obligated and fully liable for the amount due under this Note. The Lender has the right to sue on this Note and obtain a personal judgment against the Borrower for the satisfaction of the amount due under this Note either before or after a judicial foreclosure of the Deed of Trust under applicable law.

          This Note shall be governed by the laws of the State of New York and shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of the Lender and its successors and assigns.

          This Note evidences the Additional Term Loan under the Restated Loan Agreement.

          IN WITNESS WHEREOF, the Borrower has executed and delivered this Note on the date first above written.

                                      MINERAL RIDGE RESOURCES INC.

                                      By: __________________________
                                          Michael B. Richings
                                          President

                                                                    EXHIBIT A-3

                                      FORM OF
                            SECURED PROMISSORY NOTE
                            (LETTER OF CREDIT LOAN)

$1,089,242.00                                                   October 21,1998

          FOR VALUE RECEIVED, the undersigned MINERAL RIDGE RESOURCES INC., a Nevada corporation (the "BORROWER"), hereby unconditionally promises to deliver to the account of DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES (the "LENDER"), at such location as the Lender may specify, on the dates provided for in that certain Restated and Amended Loan Agreement dated as of October 21, 1998 between the Borrower and the Lender (as from time to time in effect, the "RESTATED LOAN AGREEMENT"), the amounts required to be paid under the Restated Loan Agreement in an aggregate principal amount not to exceed ONE MILLION EIGHTY-NINE THOUSAND TWO HUNDRED FORTY-TWO DOLLARS ($1,089,242.00). Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Restated Loan Agreement.

          The Borrower further agrees to pay interest on the Amount Outstanding of the Loans evidenced hereby as set forth in the Restated Loan Agreement. All payments of interest and principal shall be made in lawful money of the United States of America and in immediately available funds.

          All Letter of Credit Loans made by the Lender to the Borrower and all payments of principal with respect thereto shall be recorded by the Lender and endorsed on the schedule attached hereto which is a part of this Note, which endorsement shall constitute PRIMA FACIE evidence of the accuracy of the information endorsed absent manifest error; PROVIDED, HOWEVER, that the failure of the Lender to make any such endorsement or to make such endorsement correctly shall not affect the obligation of the Borrower to repay any Letter of Credit Loan made by the Lender to the Borrower.

          Under the Restated Loan Agreement, the Borrower is permitted to make voluntary prepayments and is required to make repayments and mandatory prepayments, all as set forth in the Restated Loan Agreement.

          The Borrower is personally obligated and fully liable for the amount due under this Note. The Lender has the right to sue on this Note and obtain a personal judgment against the Borrower for the satisfaction of the amount due under this Note either before or after a judicial foreclosure of the Deed of Trust under applicable law.

          This Note shall be governed by the laws of the State of New York and shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of the Lender and its successors and assigns.

          This Note evidences the Letter of Credit Loans, if any, that may become outstanding under the Restated Loan Agreement.

          IN WITNESS WHEREOF, the Borrower has executed and delivered this Note on the date first above written.

                              MINERAL RIDGE RESOURCES INC.

                              By: ________________________________
                                  Michael B. Richings
                                  President


                                                                  NAME OF
                 AMOUNT OF                                        PERSON
                 LETTER OF       AMOUNT          AMOUNT           MAKING
 DATE            CREDIT LOAN     REPAID          OUTSTANDING      NOTATION
-------------------------------------------------------------------------------

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


                                     EXHIBIT B

                         Form of Existing Letter of Credit


[SEE ATTACHED]

TO:  SIERRA PACIFIC POWER COMPANY
     6100 Neil Road
     P. 0. Box 10100 Reno, NV
     8950-0400
     Tel: (702) 689-4011
     Attn: Clyyne M. Cook

               IRREVOCABLE STANDBY LETTER OF CREDIT NO. 1076-97

At the request and for the account of Mineral Ridge Resources, Inc. (the "APPLICANT"), Dresdner Bank AG, Grand Cayman Branch (the "BANK") hereby establishes in favor of Sierra Pacific Power Company (the "BENEFICIARY") this irrevocable, non-transferable Letter of Credit No.: 1076-97 in the amount of up to but not exceeding in the aggregate: One Million, Eighty Nine Thousand, Two Hundred and Forty Two Dollars ($1,089,242). In the event of an extension as provided below, the Initial Amount shall be reduced from time to time as hereinafter provided: Annually, upon receipt by the Bank of a certificate appropriately completed and signed by the Bank of a certificate appropriately completed and signed by persons purporting to be Beneficiary's duly authorized representative, reducing the amount of the Letter of Credit, Bank may require Beneficiary to surrender the Letter of Credit to Bank on the tenth day after prior written notice by Bank to Beneficiary, and to accept on such date, in substitution for this Letter of Credit, an Irrevocable Letter of Credit, dated such date, for an amount equal to the amount of this Letter of Credit reduced by the amount certified, but otherwise in a form and having terms identical to this Letter of Credit.

This Letter of Credit is issued in connection with the Loan Agreement dated January 17, 1997, between the Applicant and the Bank. However, the Bank's undertaking under this Letter of Credit is not subject to nor conditioned upon the existence, validity or enforceability of such or any other agreement, condition or qualification and the Bank assumes no obligations other than those expressly set forth herein.

This Letter of Credit is effective on the date hereof or other date and shall expire and become null and void (the "EXPIRATION DATE") on the earlier of (i) 12:00 p.m. (EST) December 31, 1997, which expiration date shall be automatically extended for additional periods of one year unless the Bank advises the Beneficiary in writing at least 30 days prior to the then applicable expiration date of the Bank's decision not to extend such date,
(ii) payment by the Bank under this Letter of Credit to Beneficiary of an amount not to exceed in the aggregate the above written amount or (iii) surrender of this Letter of Credit to the Bank for cancellation.

If the Bank notifies the Beneficiary of the Bank's election not to extend this Letter of Credit, the Beneficiary may draw the then available amount under this Letter of Credit at any time during the 15 days immediately preceding the then applicable expiration date upon presentation of a single sight draft in accordance with subparagraph (i) below together with the original of this Letter of Credit in accordance with subparagraph (iii) below, but there shall be no requirement on the part of the Beneficiary to present the statement referred to in subparagraph (ii) below.

The Bank hereby agrees to provide the Beneficiary with funds (out of its own general funds) in accordance with this Letter of Credit upon presentation of all of the following documents at regular business hours at the Bank's office at Dresdner Bank AG, New York Branch, 75 Wall

Street, New York, New York 10005, or at such other location as specified by the Bank to the Beneficiary on or prior to the Expiration Date:

      (i) Beneficiary's draft on the Bank at sight bearing upon its face the clause: "Drawn under Irrevocable Standby Letter of Credit No.: 1076-97 of Dresdner Bank AG, Grand Cayman Branch issued on January 31, 1997;

     (ii) receipt by mail or by telecopy of a signed letter from the Beneficiary, addressed to Bank, staling that either (as applicable):
          (i) the Applicant is in default of its payment obligations or security obligations under the Electric Service Agreement, (the "ESA") between Applicant and Beneficiary and that pursuant to the terms of the ESA, the Beneficiary is entitled to realize upon its security and draw upon this Letter of Credit, or (ii) the Applicant has terminated or delayed its Mineral) Ridge Project and, pursuant to the terms of the ESA, Beneficiary seeks to collect its expenses under the ESA by drawing on this Letter of Credit and releasing the remaining Letter of Credit balance provided, however, if the Beneficiary is drawing upon this Letter of Credit as a result of the Bank's election not to extend this Letter of Credit in accordance with the fourth paragraph above, this clause (ii) shall be inapplicable; and

    (iii) presentment of the original of this Letter of Credit, which shall be surrendered to the Bank for cancellation upon utilization of the aggregate above written amount, which utilization shall be documented as conclusive evidence absent manifest error by appropriate entries in the books of the Bank.

Multiple drafts not to exceed in the aggregate the above written amount may be presented under this Letter of Credit. Each payment on a draft shall reduce the aggregate above written amount by the amount drawn.

The term "Beneficiary" includes any successor by operation of law of the named Beneficiary including, without limitation, any liquidator, rehabilitator, receiver or conservator. However, this Letter of Credit is neither assignable nor transferable without the written consent of the Bank.

If a drawing is made by the Beneficiary hereunder, the Bank upon payment to the Beneficiary) shall be subrogated to the rights of the Beneficiary against the Applicant or other respective party in the amount of such drawing.

Except as otherwise expressly stated herein, this Letter of Credit is subject to and governed by the Uniform Customs and Practice for Documentary Credits (1993 revision), International Chamber of Commerce, Publication No. 500 (the "Uniform Customs"). Matters not covered by the Uniform Customs shall be subject to and governed by the laws of the State of New York.

Communications with respect to this Letter of Credit shall be addressed to the Bank at Dresdner Bank AG New York Branch, 75 Wall Street, New York, New York 10005, Attn.: ____________ or such other address as the Bank may notify the Beneficiary from time to time.

Very truly yours,
Dresdner Bank AG, Grand Cayman Branch

By:  _______________________________
     Name: _________________________
     Title: ________________________


By:  _______________________________
     Name: _________________________
     Title: ________________________

                                                                     EXHIBIT C-l

                                      FORM OF
                    IRREVOCABLE REQUEST FOR ADDITIONAL TERM LOAN

                                                                October   , 1998

DRESDNER BANK AG, NEW YORK AND
  GRAND CAYMAN BRANCHES
75 Wall Street
New York, New York 10005-2889
Fax: (212)429-2192

Attention: Mr. Wayde I. Colquhoun

          Re:  IRREVOCABLE REQUEST FOR ADDITIONAL TERM LOAN

Gentlemen:

          MINERAL RIDGE RESOURCES INC. (the "BORROWER"), pursuant to SECTION 2.1(b) of the Restated and Amended Loan Agreement dated as of October 21, 1998 (the "RESTATED LOAN AGREEMENT") by and between the Borrower and DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES (the "LENDER"), hereby irrevocably requests that the Lender make the "Additional Term Loan" (as such term is defined in the Restated Loan Agreement) to or on behalf of the Borrower in the following manner:

           (i) Disburse on:        October ___, 1998

          (ii) In amount of:       $1,615,000.00

         (iii) Apply to:           (a)  $1,075,000.00 to D.H. Blattner & Sons,
                                        Inc. in accordance with its written
                                        instructions to Lender

                                   (b)  $540,000.00 to Roberts & Schaefer
                                        Company in accordance with its written
                                        instructions to Lender

          (iv) Certification of compliance with SECTION 5.1(q) of the Restated Loan Agreement is attached.



                                             Very truly yours,

                                             MINERAL RIDGE RESOURCES INC.


                                             By:  ____________________________
                                                  Michael B. Richings
                                                  President

                                                                     EXHIBIT C-2

                                      FORM OF
                       IRREVOCABLE NOTICE OF BORROWING PERIOD

DRESDNER BANK AG, NEW YORK AND
 GRAND CAYMAN BRANCHES
75 Wall Street
New York, New York 10005-2889
Fax: (212)429-2192

Attention: Mr. Wayde I. Colquhoun

           Re: IRREVOCABLE NOTICE OF BORROWING PERIOD
Gentlemen:

          MINERAL RIDGE RESOURCES INC. (the "Borrower"), pursuant to SECTION 2.2(c) of the Restated Loan Agreement dated as of October 21, 1998 (as from time to time in effect, the "Restated Loan Agreement") between the Borrower and DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES (the "Lender"), hereby irrevocably selects the following "Borrowing Period" for all of the "Loans" (as each of such terms is defined in the Restated Loan Agreement):

          1.   Borrowing Period to commence on:            ____________ , ____

          2.   Borrowing Period duration of:               ______ days

          3.   Borrowing Period to end on:                 ____________ , ____


                              Very truly yours,

                              MINERAL RIDGE RESOURCES INC.


                              By: __________________________
                                  Michael B. Richings
                                  President

                                                                     EXHIBIT C-3

                                      FORM OF
                 IRREVOCABLE REQUEST FOR HEDGING AGREEMENT PROCEEDS

                                                                October 21, 1998

DRESDNER BANK AG, NEW YORK AND
  GRAND CAYMAN BRANCHES
75 Wall Street
New York, New York 10005-2889
Fax: (212) 429-2192

Attention: Mr. Wayde I. Colquhoun

          Re:  IRREVOCABLE REQUEST FOR HEDGING AGREEMENT PROCEEDS

Gentlemen:

          MINERAL RIDGE RESOURCES INC. (the "BORROWER"), pursuant to SECTION
2.4 of the Restated and Amended Loan Agreement dated as of October 21, 1998 (the "RESTATED LOAN AGREEMENT") by and between the Borrower and DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES (the "LENDER"), hereby confirms its prior oral irrevocable request that the Lender modify and reprice certain of its existing gold forward hedging contracts under the "Hedging Agreement" (as such term is defined in the Restated Loan Agreement) in order to make available to or on behalf of the Borrower net proceeds of $3,500,000.00 in the following manner:

            (i) Disburse on:       October 21, 1998

           (ii) In amount of:      $3,500,000.00

          (iii) Apply to:          (a)  $3,400,000.00 deposited into the
                                        Project Account for use by the Borrower
                                        in accordance with the Project Budge
                                        and the Restated Loan Agreement;

                                   (b)  $100,000.00 to payment to the Lender or
                                        its counsel or consultants on account of Accrued Expenses of Lender in connection with the Original Loan Agreement and the preparation of the Restated Loan Agreement

Capitalized terms used without definition herein have the meaning given to them in the Restated Loan Agreement.

                                         Very truly yours,

                                         MINERAL RIDGE RESOURCES INC.

                                         By: ____________________________
                                             Michael B. Richings
                                             President

                            EXHIBIT D

                      Form of VGH Guarantee


                       [See Item No. 4.5]

                            EXHIBIT E

          Form of VGH Pledge Agreement (Borrower Stock)


                       [See Item No. 4.6]

                            EXHIBIT F

                Form of Share Purchase Agreement


                       [See Item No. 3.1]

                            EXHIBIT G

                     [Intentionally Omitted]

                           EXHIBIT H-1

                      Form of Deed of Trust


                          [See Attached]

                                                                  EXHIBIT H

                         DEED OF TRUST, SECURITY AGREEMENT
                              FINANCING STATEMENT AND
                       ASSIGNMENT OF PRODUCTION AND PROCEEDS

                            dated as of January 17, 1997
                                    by and among

                           MINERAL RIDGE RESOURCES, INC.

                                        and

                        COW COUNTRY TITLE INSURANCE COMPANY
                                    (as Trustee)

                                        and

                DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

-------------------------------------------------------------------------------

WHEN RECORDED PLEASE
RETURN TO:

     J. Hovey Kemp, Esq.
     Davis, Graham & Stubbs LLP
     1314 Nineteenth Street, N.W.
     Washington, D.C. 20036
     (202) 822-8660

-------------------------------------------------------------------------------

THIS DEED OF TRUST SHALL BE EFFECTIVE AS A FIXTURE FILING, AND SHALL BE INDEXED NOT ONLY AS A DEED OF TRUST BUT ALSO AS A FIXTURE FILING

                              FORM OF
            DEED OF TRUST, SECURITY AGREEMENT, FINANCING
        STATEMENT AND ASSIGNMENT OF PRODUCTION AND PROCEEDS

          THIS DEED OF TRUST, SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT OF PRODUCTION AND PROCEEDS (this "DEED OF TRUST"), dated as of January 17, 1997 is made by and among MINERAL RIDGE RESOURCES, INC., a Nevada corporation (the "COMPANY"), whose address is 200 Mica Way, Silver Peak, Nevada 89047, and COW COUNTY TITLE INSURANCE COMPANY, a Nevada corporation (the "TRUSTEE"), whose address is P.O. Box 1608, Tonapah, Nevada 89049, for the benefit of DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES (the "LENDER"), whose address is 75 Wall Street, New York, New York 10005.

                                      RECITALS

          A. The Company has entered into a Loan Agreement with the Lender dated January 17, 1997 (the "LOAN AGREEMENT"), whereunder the Lender committed to extend credit and make loans to the Company, subject to the terms and conditions stated in the Loan Agreement, up to an aggregate principal amount of $15,000,000 (the "FACILITY");

          B. Pursuant to the Loan Agreement, the Lender has also agreed, at the request of the Company, to issue or arrange for the issuance of a Letter of Credit in the aggregate face amount of $1,089,262. Any amounts which the Lender has paid or becomes obligated to pay under the Letter of Credit, or any fees associated with the issuance of the Letter of Credit, which are not repaid by the Company in accordance with the terms of the Loan Agreement shall constitute a Loan under the Facility.

          C. Pursuant to the Loan Agreement, the Company has executed one or more notes (the "NOTES"), under which the aggregate principal amount and the interest thereon are due and payable not later than December 31, 2001;

          D. Pursuant to and in connection with the Loan Agreement, the Company and the Lender have entered into an agreement dated January 17, 1997 (the "HEDGING AGREEMENT") whereunder the Lender agreed to provide gold hedging facilities in favor of the Company.

          E. It is a condition precedent to the Lender making loans (the "LOANS") to the Company under the Loan Agreement and to the Lender making available the hedging facilities under the Hedging Agreement that the Company shall have granted the liens and security interests contemplated by this Deed of Trust; and

          F. All capitalized terms not defined herein shall have the same meaning as set forth in the Loan Agreement.

                                     AGREEMENT

          NOW, THEREFORE, in consideration of the premises and in order to induce the Lender to make Loans and disburse funds pursuant to the Loan Agreement, and to provide the hedging facilities pursuant to the Hedging Agreement, the Company hereby agrees with the Trustee and the Lender as follows:

                                     ARTICLE I
                                 GRANT OF SECURITY

          In order to secure the payment of Indebtedness as defined herein, the Company hereby grants, bargains, sells, assigns, transfers, pledges, conveys and mortgages to the Trustee for the benefit of the Lender, and for the same consideration grants a security interest to the Lender in, the following real and personal property, rights, title and interests (collectively, the "COLLATERAL"):

          (a) LANDS. All of the Company's present or hereafter acquired right, title and interest in and to the agreements (and the properties covered thereby) and the patented and unpatented mining claims and millsites, all described in Schedule 1 hereto, located in Esmeralda County, Nevada (collectively, the "LANDS").

          (b) IMPROVEMENTS. All of the Company's present or hereafter acquired right, title and interest in and to all buildings, structures and improvements now or hereafter located or erected on the Lands (the "IMPROVEMENTS") and any and all easements, licenses and rights-of-way used in connection therewith.

          (c) WATER RIGHTS. All of the Company's present or hereafter acquired water and water rights, ditch and ditch rights, reservoir and reservoir rights of whatever nature or kind, used in relation to the Lands, including, but not limited to, the water rights described in SCHEDULE 1 hereto.

          (d) MINERALS. All of the gold or silver, whether in place, produced or severed, and all other minerals in, on or under the Lands to which the Company is presently or hereafter entitled (herein called the "MINERALS").

          (e) PERSONAL PROPERTY. All of the Company's present or hereafter acquired right, title and interest in and to the surface or subsurface machinery, equipment, facilities, supplies and other personal property, structures and fixtures, as defined under applicable law, now or hereafter located in, on, under or affixed to the Lands or the Improvements which are used or acquired for the production, treatment, processing, storage, transportation, manufacture or sale of the Minerals and any replacements thereof, substitutions therefor or accessions thereto (the "OPERATING EQUIPMENT"), including, but not limited to, the personal property listed in
SCHEDULE 2 hereto.

          (f) ACCOUNTS; CONTRACT RIGHTS; GENERAL INTANGIBLES. All of the Company's present or hereafter acquired right, title and interest in and to all accounts, contract rights and general intangibles now or hereafter arising in connection with the production, treatment, storage, transportation, or sale of the Company's interest in and to the Minerals.

          (g) PRODUCTS. All of the Company's present or hereafter acquired right, title and interest in and to the severed and extracted Minerals produced from the Lands or the Project.

          (h) INVENTORY. All of the Company's present or hereafter acquired right, title and interest in and to all inventory including without limitation all raw materials, all work in progress and all finished goods located on the Lands.

           (i) PROCEEDS. All the cash and noncash proceeds and products of the property described in paragraphs (a) through (h) above now existing or hereafter arising, including, without limitation, whatever is received upon the sale, exchange, collection or other disposition of said property and the insurance payable by reason of loss or damage to said property (the "PROCEEDS"), and all additions thereto, substitutions and replacements thereof or accessions thereto.

          TO HAVE AND TO HOLD all of the Collateral, together with all of the rights, privileges, benefits, hereditaments and appurtenances in any wise belonging, incidental or appertaining thereto, to the Trustee IN TRUST, NEVERTHELESS, for the security and benefit of the Lender and its successors and assigns, subject to all of the terms, conditions, covenants, agreements and trusts herein set forth.

                                     ARTICLE II
                                INDEBTEDNESS SECURED

          This instrument is executed and delivered by the Company to secure and enforce the payment and satisfaction of the Company's indebtedness under the Loan Agreement and the Company's obligations under the Hedging Agreement and as described below ("INDEBTEDNESS"):

          (a) All sums advanced to the Company pursuant to the Loan Agreement as evidenced by the Notes and all interest on the sums so advanced;

          (b) All fees charged by and payable to the Lender by the Company pursuant to Sections 2.8 or 3.3 of the Loan Agreement;

          (c) All sums advanced and costs and expenses incurred by the Lender (directly or on its behalf by the Trustee), including, without limitation, all reasonable legal and engineering fees and expenses, made or incurred in connection with the Indebtedness or any part thereof, any renewal, extension or change of or substitution for the Indebtedness or any part thereof, or the acquisition or perfection of the security therefor, whether such advances, costs and expenses were made and incurred at the request of the Company, the Trustee or the Lender;

          (d) All amounts (of Gold or Dollars) owed by the Company to the Lender under the Hedging Agreement; and

          (e) All renewals, extensions, amendments and changes of, or substitutions for, all or any part of the items described under (a) and (b) above.

                                    ARTICLE III
                     COVENANTS. REPRESENTATIONS AND WARRANTIES

          3.1 REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Trustee and the Lender that:

               (a) DUE ORGANIZATION. GOOD STANDING AND AUTHORITY. The Company is duly organized, validly existing and in good standing under the laws of Nevada and is qualified to do business in Nevada and every other jurisdiction where necessary in light of its business and properties. The Company has full power, authority and legal right (i) to own or lease its assets and properties (including the Lands) and to conduct its business as now being conducted, and (ii) to incur its obligations under this Agreement and each other agreement, document and instrument executed or to be executed by it pursuant hereto or in connection herewith and to perform the terms hereof and thereof applicable to it.

               (b) DUE AUTHORIZATION; NON-CONTRAVENTION. The execution and delivery by the Company of this Deed of Trust, and the performance of all transactions contemplated hereby and the fulfillment of and compliance with the terms of this Deed of Trust, have been duly authorized by all necessary action corporate or otherwise and do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) give any third party any right to accelerate any obligation under, (iv) result in a violation of, or (v) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to (A) the Articles of Incorporation or by-laws of the Company, (B) any law, statute or rule, or
(C) any agreement, instrument, order, judgment or decree to which the Company is subject or by which any of its properties are bound.

               (c) NO APPROVALS. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Company under this Deed of Trust.

               (d) VALIDITY. This Deed of Trust is, and when delivered hereunder will be, the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or law).

               (e)  FINANCIAL STATEMENTS.   The audited consolidated
financial statements of CRL and Carlin Resources Corp. ("CARLIN") for the 12-month period ended December 31, 1995, together with the unaudited consolidated financial statements of CRL and Carlin for the nine-month period ended September 30, 1996, previously furnished to the Lender, are correct and complete and have been prepared in accordance with generally accepted accounting principles in Canada consistently applied and present fairly and accurately the financial position and results of operations of CRL and Carlin for the periods covered thereby. The unaudited financial statements of each of CRI and the Company for the nine-month period ended September 30, 1996, previously furnished to the Lender, have been prepared in accordance with generally accepted accounting principles consistently applied and present fairly and accurately the financial position and results of operations of such parties for the periods specified therein. Subsequent to the respective dates as of which information is given in such financial statements there has been no material adverse change in CRL, CRTs or the Company's condition (financial or otherwise), earnings, general affairs, executive management, business, properties, prospects or results of operations.

               (f) LITIGATION. There is no action, suit or proceeding at law or in equity, by or before any governmental or regulatory authority, court, arbitral tribunal or other body now pending (or, to the best knowledge of the Company, threatened) against or affecting the Company or any of the Collateral which may materially adversely affect the legality, validity or enforceability of this Deed of Trust.

               (g)  TITLE TO PROPERTIES.

                    (i) The Company has good and marketable title to an undivided one hundred percent (100%) of all of the patented and unpatented lode mining claims that are material to the Project and which are described in SCHEDULE I to this Deed of Trust, which title is, subject to Permitted Liens, Royalties allowed under SECTION 6.10 of the Loan Agreement and the exceptions set forth in the updated status reports of title counsel to be delivered to and accepted by the Lender pursuant to SECTION 5.1(e) of the Loan Agreement, superior and paramount to any adverse claim or right of title which may be asserted subject only to the paramount title of the United States as to any federal unpatented mining claims and the rights of third parties to such unpatented mining claims pursuant to the Multiple Mineral Development Act of 1954 and the Surface Resources and Multiple Use Act of 1955.

                    (ii) With respect to the unpatented lode mining claims listed on the attached SCHEDULE 1; (A) the Company is in exclusive possession thereof, free and clear of all liens, claims encumbrances or other burdens on production (except pursuant to or as set forth in the BUSA Agreement and Property Deed and the MMC Property Deed); (B) the claims were located, staked, filed and recorded on available public domain land in compliance with all applicable state and federal laws and regulations; (C) assessment work, intended in good faith to satisfy the requirements of state and federal laws and regulations and generally regarded in the mining industry as sufficient, for all assessment years up to and including the assessment year ending

September 1, 1992, was timely and properly performed on or for the benefit of the claims, and affidavits evidencing such work were timely recorded; (D) claim rental and maintenance fees required to be paid under federal law in lieu of the performance of assessment work, in order to maintain the claims commencing with the assessment year ending on September 1, 1993 and through the assessment year ending on September 1, 1997, have been timely and properly paid, and affidavits or other notices evidencing such payments and required under federal or state laws or regulation have been timely and properly filed and recorded; (E) all filings with the BLM with respect to the claims which are required under FLPMA have been timely and properly made; and
(F) there are no actions or administrative or other proceedings pending or to the best of the Company's knowledge threatened against or affecting the claims. Nothing herein shall be deemed a representation that any unpatented claim contains a discovery of valuable minerals. In addition, with respect to each of the unpatented mining claims listed on SCHEDULE 1, the Company represents that they have been remonumented as necessary, and that evidence of such remonumentation has been timely and properly recorded, all in compliance with the provisions ofN.R.S. Section 517.230.

                    (iii)     As to the patented mining claims listed on
SCHEDULE 1, (A) the Company owns an undivided one hundred percent (100%) interest in those claims free and clear of all liens, claims, encumbrances or other burdens on production (except pursuant to or as set forth in the BUSA Agreement and Property Deed and the MMC Property Deed); (B) the Company is in exclusive possession of those claims; and (C) there are no actions or administrative or other proceedings pending or to the best of the Company's knowledge threatened against those claims.

                    (iv) The Company has good and marketable title to the Improvements and the Operating Equipment, except for such assets which have been disposed of since such date as no longer used or useful in the conduct of operations on the Lands or in the conduct of the Company's business or as have been disposed of in the ordinary course of business. The Lands, the Improvements located thereon and the Operating Equipment constitute all of the properties and assets, tangible or intangible, real or personal, which are used in the conduct of the business of the Company, as such business is presently being conducted and as pertains to the Project. No other material properties or assets, whether or not owned by the Company, are required for the operation of such business or the Project as presently being operated or developed. All such properties and assets are owned free and clear of all clouds to title and of all Liens, except Permitted Liens or Liens permitted under the provisions of this Deed of Trust or set forth in the updated status reports of title counsel delivered to and accepted by the Lender pursuant to SECTIONS 5.1(e) of the Loan Agreement. All Operating Equipment owned by the Company and described in SCHEDULE 2 hereto is in a state of repair adequate for normal operations and is in all material respects in good working order.

               (h) LEASES AND ROYALTIES. The Lands described in SCHEDULE 1 attached hereto are not subject to any leases or other agreements and there are no Royalties burdening such Lands except as described in SECTION 6.10 of the Loan Agreement and permitted thereunder. For purposes hereof, "Royalties" shall mean all amounts payable as a share of the product or profit from the Lands or any Products produced therefrom and includes without limitation, production payments, net profits interests, net smelter return royalties, landowner's royalties, minimum royalties, overriding royalties and royalty bonuses.

               (i) TRANSPORTATION. UTILITIES AND WATER SUPPLY. All utility services, means of transportation, ingress and egress roadways, easements, servitudes, rights of passage, facilities, water rights and other materials necessary for the operation of and access to the Project (including, without limitation, gas, electrical, water supply and sewage services and facilities) at the performance levels set forth in the Feasibility Study or the most recent Project Budget, in compliance with all applicable Requirements of Law, are available to the Project on commercially reasonable terms and the Company is not aware of any information that would lead it to believe that any of the foregoing will not be available to the Project in the future.

               (j) PAYMENT OF TAXES. The Company has filed or caused to be filed all federal, state and local tax returns which to the knowledge of the Company are required to be filed and has paid or caused to be paid all taxes as shown on such returns or any assessment received by the Company to the extent that such taxes or assessments have become due, except such as may be diligently contested in good faith and by appropriate proceedings or as to which a bona tide dispute may exist and for which adequate reserves are being maintained. The Company has established reserves which are reasonably believed by the officers and representatives of the Company to be adequate for the payment of such taxes.

               (k) AGREEMENTS. The Company is not a party to any agreement or instrument or subject to any charter or other corporate restriction adversely affecting its business, the Project, or its properties or other assets, operations or conditions (financial or otherwise). All such Material Project Agreements are in full force and effect and the Company is not (nor, to the best of the Company's knowledge, is any other party to such agreements) in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Material Project Agreement or any other agreement or instrument to which it is a party, the effect of which would have a material adverse effect on the financial condition, properties or operations of the Company or on the Collateral. The Company has listed on SCHEDULE 3 of the Loan Agreement all Material Project Agreements. Copies of all such Material Project Agreements have been delivered to the Lender and its counsel and are full, complete and current copies of such agreements.

               (l) COMPLIANCE WITH LAWS. With respect to the Lands and operations thereon, the Company has complied in all material respects with all applicable local, state and federal laws, including Environmental Laws, and regulations relating to the operation of the Project, and the Company is not aware of any investigation (other than a routine inspection) of the Company or the Project underway by any local, state or federal agency with respect to enforcement of such laws and regulations. The existing and planned use of the Project complies with all legal requirements, including but not limited to applicable zoning ordinances, regulations and restrictive covenants affecting the Lands, as well as all environmental, ecological, landmark and other applicable laws and regulations; and all requirements for such use have been satisfied. No release, emission or discharge into the environment of hazardous substances, as defined under any Environmental Law, has occurred or is presently occurring or will occur in operating the Project in its intended form in excess of federally or state permitted releases or reportable quantities, or other concentrations, standards or limitations under the foregoing laws or under any other federal, state or local laws, regulations or governmental approvals in connection with the construction, ore treatment fuel supply, power generation and transmission or waste disposal, or any other operations or processes relating to the Project. The Lands and the Company's use and proposed use thereof are not and will not be in violation of any environmental, occupational safety and health or other applicable law now in effect, the effect of which violation, in any case or in the aggregate, would materially adversely affect the Lands or the Company's use thereof, or which, in any case or in the aggregate, would impose a material liability on the Lender or jeopardize the interest of the Lender in the Collateral. The Company has no knowledge of any past or existing violations of any such laws, ordinances or regulations issued by any governmental authority.

               (m) PERMITS AFFECTING PROPERTIES. The Company has obtained all licenses, operating bonds, permits and approvals from all governments, governmental commissions, boards and other agencies required in respect to its present operations at the Project. The Company has listed on SCHEDULE 4 to the Loan Agreement all Material Project Permits. Copies of all such Material Project Permits have been delivered to the Lender's counsel and are full, complete and current copies of same.

               (n) PRIOR SECURITY INTEREST. Except for the due and timely filing or recording of this Deed of Trust (and except for the delivery to the Lender of any Collateral as to which possession is the only method of perfecting a security interest in or Lien on such Collateral), no further action is necessary to establish and perfect the Lender's prior security interest in or first lien on all Collateral other than Collateral subject to Permitted Liens.

          3.2 AFFIRMATIVE COVENANTS. The Company covenants and agrees with the Lender that so long as any of the Indebtedness secured hereby remains unpaid (unless the Lender shall have otherwise consented in writing):

               (a) DUE PAYMENT. The Company will pay when due, or within any applicable grace periods with respect thereto, any and all amounts for which it is obligated under the terms of the Loan Agreement, the Notes and this Deed of Trust and will comply with all of the terms and provisions thereof and hereof;

               (b) PERFECTION; MAINTENANCE OF LIENS. The Company shall promptly, at the Company's own expense and insofar as not contrary to applicable law, file and refile in such offices, at such times and as often as may be necessary, any instrument as may be necessary to create, perfect, maintain and preserve the lien and security interest intended to be created hereby and the rights and remedies hereunder; shall promptly furnish to the Lender evidence satisfactory to the Lender of all such filings and refilings; and otherwise shall do all things necessary or expedient to be done to effectively create, perfect, maintain and preserve the liens and security interests intended to be created hereby as a valid lien of first priority on real property and fixtures and a perfected security interest in personal property and fixtures, subject to Permitted Liens, and hereby authorizes the Trustee and the Lender to file one or more Financing or continuation statements, and amendments thereto, relative to any or all of the Collateral without the signature of the Company, where permitted by law;

               (c) MAINTENANCE OF LANDS. The Company will (i) cause each of the water rights described in SCHEDULE 1 and any rights of way, easements or privileges owned or hereafter acquired by or for the Project and necessary or appropriate to the operation of a mine or mines upon the Lands to be kept in full force and effect by the payment of whatever sums may become payable and by the fulfillment of whatever other obligations, and the performance of whatever other acts may be required to the end that forfeiture or termination of each such interest shall be prevented unless the termination, forfeiture or other relinquishment of the interest is authorized by any operating plan or plan of operations then in effect thereunder, (ii) conduct all mining and related operations in accordance with good and minerlike practice, (iii) timely perform adequate amounts of annual assessment work sufficient to maintain the unpatented mining claims listed on SCHEDULE 1 so long as this Deed of Trust remains in effect, or timely pay all required federal claim maintenance fees required in lieu thereof, and timely record and file in the appropriate county and federal offices adequate affidavits and notices of the timely performance of such work or timely payment of such fees, and amend, relocate, locate new mining claims and apply for patents with respect to those unpatented mining claims as reasonably necessary to protect the Company's and the Lender's interest in the Collateral, (iv) permit the Lender, through its employees and agents, to enter upon the Lands for the purpose of investigating and inspecting the condition and operation of the Collateral, and do all other things necessary or proper to enable the Lender to exercise this right upon reasonable notice at such times as the Lender may reasonably request, and (v) do all other things necessary to preserve the Lender's interest in the Collateral;

               (d) MAINTENANCE OF COLLATERAL. The Company will keep all Improvements, Operating Equipment, inventory and fixtures of every kind now or hereafter included in the Collateral in good working order, and all repairs, renewals, replacements, additions, substitutions and improvements needful to such end shall be promptly made;

               (e) COMPLIANCE WITH LAWS. The Company will comply with all lawful rulings and regulations of each regulatory authority having jurisdiction over the Lands and the Project;

               (f) PAYMENT OF OBLIGATIONS. The Company will pay when due all liabilities of any nature, including all liabilities for labor and material and equipment, incurred in or arising from the administration or operation of the Lands and the Project;

               (g) PROTECTION OF COLLATERAL. The Company will protect every part of the Collateral from removal, destruction and damage, and will protect same from the doing or suffering to be done of any act, other than the use of the Collateral as hereby contemplated, whereby the value of the Collateral may be lessened;

               (h) INSURANCE. The Company will carry (i) workmen's compensation insurance covering persons who are employed by or for the benefit of the Project in compliance with applicable laws, and (ii) other insurance as required by SECTION 7.10 of the Loan Agreement;

               (i) FURTHER ASSURANCES. The Company shall execute, acknowledge and deliver to the Lender such other and further instruments and do such other acts as in the opinion of the Lender may be necessary or desirable to effect the intent of this Deed of Trust, upon the reasonable request of the Lender and at the Company's expense;

               (j) DEFEND TITLE. If the title or the right of the Company or the Lender to the Lands or any other Collateral or any part thereof shall be attacked, either directly or indirectly, or if any legal proceedings are commenced against the Company, the Company shall promptly give written notice thereof to the Lender and, at the Company's own expense, shall proceed diligently to defend against any such attack or proceedings, and the Lender may take such independent action in connection therewith as it may, in its reasonable discretion, deem advisable to protect its interest in the Collateral, and all costs, expenses and reasonable attorneys' fees incurred by the Lender in connection therewith shall be a demand obligation owing by the Company to the Lender, and shall bear interest at the rate specified in the Loan Agreement from the date such expenses are incurred until paid, and shall be part of the Obligations;

               (k) CHANGE IN GENERAL MINING LAW. In the event of the repeal or substantial modification of the current General Mining Law of 1872 during the term of the Loan Agreement and this Deed of Trust, such that the interest of the Company in those lands which are material to the exploration, development or operation of the Lands and the Project is modified or transformed, the Company will use its best efforts to retain its interest in those lands and will consult with the Lender to determine how best to preserve the interest of the Company and the Lender's interest in the affected Collateral, and the Company shall take no action, which in the reasonable opinion of the Lender or its counsel could adversely affect or impair the Lender's interest in the Collateral or under this Deed of Trust;

               (l) INFORMATION. The Company shall promptly furnish to the Lender such information concerning the Company, the Company's business affairs and financial condition, the Collateral and the operations and financial condition of the Company and the Project as the Lender may reasonably request in accordance with the Loan Agreement; and

               (m) ACCESS. The Company shall keep proper books, records and accounts in which complete and correct entries shall be made of the Company's transactions in accordance with Canadian generally accepted accounting principles, and shall keep the records concerning the accounts and contract rights included in the Collateral at the Company's place of business, and the Lender shall have the right to inspect such records, and the Company shall furnish copies upon reasonable request and upon reasonable notice in accordance with the Loan Agreement.

          3.3 NEGATIVE COVENANTS. The Company covenants and agrees with the Lender that, so long as any of the Indebtedness secured hereby remains unpaid, the Company shall not, either directly or indirectly, without the prior written consent of the Lender;

               (a) NO DISPOSITION OF ASSETS. Except as permitted under the Loan Agreement, dispose of any fixed or capital assets of the Company other than for ftill, fair and reasonable consideration or enter into any sale and leaseback agreement covering any of its fixed or capital assets;

               (b) NO DEBT. Except as permitted under the Loan Agreement, incur, create, assume or permit any Debt to exist or incur, create or enter into any guaranty of any obligation of any other person or entity;

               (c) NO LIENS. Except as permitted under the Loan Agreement, create, assume or suffer to exist any Lien on any of the Project property, real or personal or mixed, whether now owned or hereinafter acquired, except Permitted Liens;

               (d) CHANGES IN BUSINESS. Liquidate or dissolve, or enter into any consolidation, merger, or enter into any partnership, joint venture or other combination where such combination involves a contribution by the Company of all or a substantial portion of its assets, or sell, lease or dispose of its business or assets of the Company; or

               (e) CHANGES IN ACTIVITIES. Engage in any business activities or operations substantially different from or unrelated to the gold exploration, development, mining or production business.

          3.4 PERFORMANCE BY THE LENDER. The Company covenants and agrees with the Lender that if the Company fails to perform any act which it is required to perform hereunder, or if the Company fails to pay any money which it is required to pay hereunder, the Lender may, but shall not be obligated to, perform or cause to be performed such act and may pay such money, and any expenses so incurred by the Lender, and any money so paid by the Lender shall be a demand obligation owing by the Company to the Lender, and shall bear interest at the rate specified in the Loan Agreement from the date of making such payment until paid and shall be a part of the Obligations hereby secured. No such advancement or expenditure thereof shall relieve the Company of any default under the terms of this Deed of Trust.

                                     ARTICLE IV
                         COLLECTION OF PRODUCTION PROCEEDS

          4.1 THE LENDER'S RECEIPT OF PRODUCTION PROCEEDS. Pursuant to the assignment and security interest granted hereby, and except as provided in the BUSA Agreement and Property Deed and the MMC Property Deed (and the Royalties created thereunder) with respect to certain of the properties described on SCHEDULE 1 attached hereto, the Company has transferred and assigned to the Lender as collateral security all Minerals (and the Proceeds therefrom) which are extracted from or attainable to the Lands beginning on the date hereof. After an Event of Default, as defined in Article VI below, shall have occurred and is continuing and upon notice from the Lender, all parties producing, purchasing and receiving Minerals or the Proceeds therefrom are authorized and directed to treat the Lender as the person entitled in the Company's place and stead to receive the same, and the Company hereby irrevocably appoints the Lender to serve as the Company's attorney-in-fact while this instrument is in force and effect for such purpose; and, further, those parties will be fully protected in so treating the Lender and will be under no obligation to see to the application by the Lender of any Proceeds received by it. In this connection, the Company agrees to furnish to the Lender promptly the name and address of each new or additional party who hereafter becomes a purchaser of such Minerals; and the Company farther agrees that, if any Proceeds from such Minerals are hereafter paid to the Company, they shall constitute trust funds in the hands of the Company and after any Event of Default shall have occurred and be continuing shall be forthwith paid over by the Company to the Lender. The Company shall, if and when requested by the Lender, execute and file with any production purchaser a payment instruction or other instrument declaring the Lender to be entitled to the Proceeds and severed Minerals and instructing such purchaser to pay such Proceeds to the Lender.

          4.2 APPLICATION OF PROCEEDS. All payments of Proceeds received by the Lender pursuant to SECTION 4.1 above shall be placed in the Project Account established and maintained under the Loan Agreement and at least monthly on the tenth day of each month applied as follows:

               (a) first, to the payment of all accrued interest and fees then due and owing to the Lender on the Notes or otherwise as of the date such application is made;

               (b) next, to the payment of all costs and expenses incurred in connection with the collection and receipt of all such Proceeds and all other unreimbursed expenses incurred pursuant to SECTION 6.4 below;

               (c) next, to the outstanding principal amount then due and owing to the Lender hereunder on the Loans as of the date that such application is made;

               (d) next, at the Lender's election, to the payment of any other Indebtedness then due and owing; and

               (e)  next, the excess to the Company.

          After any Event of Default shall have occurred and been continuing, the Lender may at its option hold any surplus balances in the cash collateral account for application to the indebtedness under the Notes as it becomes due or on the next monthly application date, as the case maybe.

          If such an Event of Default shall exist but the Lender shall not have elected to hold surplus balances as provided in the preceding paragraph, then any balance remaining in the cash collateral account after the monthly or other application of funds by the Lender pursuant to the foregoing provisions of this SECTION 4.2 shall be transferred to any deposit account of the Company at any bank, as may be designated by the Company from time to time by instructions to the Lender.

          If any date of application specified above (herein called a "REGULAR APPLICATION DATE") shall be on a Saturday, Sunday or legal banking holiday under the laws of the jurisdiction in which such proceeds shall be applied, the proceeds to be applied by the Lender pursuant to this SECTION
4.2 shall be applied on the last business day next preceding such regular application date that is not a Saturday, Sunday or legal banking holiday, but the amount to be applied pursuant to paragraph (a) of this SECTION 4.2 shall nevertheless be the amount accrued up to, but not including, such regular application date.

          4.3 THE COMPANY'S PAYMENT DUTIES. Nothing contained herein will limit the Company's duty to make payment on the Indebtedness when the Proceeds received by the Lender pursuant to this ARTICLE IV are insufficient to pay the costs, interest and principal thereof then owing, and the receipt of Proceeds by the Lender will be in addition to all other security now or hereafter existing to secure payment of the Indebtedness.

          4.4 INCONSISTENCIES WITH RELATED DOCUMENTS. To the extent, if any, the foregoing provisions of this Deed of Trust are inconsistent with the provisions of the Loan Agreement or the Hedging Agreement, such inconsistencies shall be resolved by giving controlling effect to the Loan Agreement or the Hedging Agreement (as appropriate).

          4.5 LIABILITY OF THE LENDER. The Lender has no obligation to enforce collection of any Proceeds and is hereby released from all responsibility in connection therewith except the responsibility to account for Proceeds actually received.

          4.6 INDEMNIFICATION. The Company agrees to indemnify the Lender against all claims, actions, liabilities, losses, judgments, attorneys' and consultants' fees, costs and expenses and other charges of any description whatsoever (all of which are hereafter referred to in this SECTION 4.6 as "CLAIMS") made against or sustained or incurred by the Lender as a consequence of the assertion, either before or after the payment in full of the Indebtedness, that the Lender received Minerals or Proceeds pursuant to this instrument. The Lender will have the right to employ attorneys and to defend against any Claims, and, unless furnished with satisfactory indemnity, the Lender will have the right to pay or compromise and adjust all Claims in its sole discretion, reasonably exercised. The Company shall indemnify and pay to the Lender all amounts as may be paid by the Lender in compromise or adjustment of any of the Claims or as may be adjusted against the Lender in respect of any of the Claims. The liabilities of the Company as set forth in this
SECTION 4.6 will constitute Indebtedness and will survive the termination of this Instrument.

                                     ARTICLE V
                                    TERMINATION

          Upon the payment in full of the Indebtedness pursuant to the terms and conditions of this Deed of Trust and the instruments evidencing the Indebtedness, this Deed of Trust shall become null and void. In such event, the within conveyance of the Collateral shall become of no further force and effect, all of the Collateral shall revert to the Company, and the entire right, title and interest of the Lender shall terminate. The Lender shall, promptly after the request of the Company, and at the Company's cost and expense, execute, acknowledge and deliver to the Company proper instruments evidencing the termination of this Deed of Trust and any Uniform Commercial Code financing statements filed in connection herewith, and the relinquishment of any right, interest, claim or demand in or to all or any portion of the Collateral. Otherwise, this Deed of Trust shall remain and continue in full force and effect.

                                     ARTICLE VI
                                      DEFAULT

          6.1 EVENTS OF DEFAULT. Any of the following events which shall occur and be continuing shall be called an "EVENT OF DEFAULT:"

               (a) Failure by the Company duly to observe or perform any term, covenant, condition or agreement of this Deed of Trust which failure is not remedied to the Lender's satisfaction within five (5) days after written notice from the Lender to the Company; or

               (b) The occurrence of an Event of Default under ARTICLE IX of the Loan Agreement or an Event of Default or Termination Event under SECTION 5 of the Hedging Agreement.

          6.2 ACCELERATION. (a) In the case of an Event of Default, other than one referred to in SECTION 9.1(f) of the Loan Agreement, any obligation on the part of the Lender to make or continue the Loans shall terminate and the Lender may declare all sums of principal and interest outstanding on the Loans, and all other sums outstanding under or in respect of the Loan Agreement and this Deed of Trust, immediately due and payable, without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character (other than as stated in any of the foregoing sections of this Article VI), all of which are hereby expressly waived by the Company; and (b) in the case of an Event of Default referred to in SECTION 9.1(f) of the Loan Agreement, the Lender's obligation to make or continue the

Loans shall be cancelled and the full amount of all outstanding Obligations and all other sums outstanding under or in respect of the Loan Agreement and this Deed of Trust shall automatically become immediately due and payable without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, all of which are hereby expressly waived by the Company.

          6.3 REMEDIES UPON EVENT OF DEFAULT. Upon the occurrence of any Event of Default, or at any time thereafter during which such Event of Default is continuing, the Lender may elect to treat the Fixtures included in the Collateral either as real property or as personal property, but not as both, and proceed to exercise such rights as apply to the type of property selected. The Lender may resort to any security given by this Deed of Trust, or to any other security now existing or hereafter given to secure the payment of any of the Indebtedness secured hereby, in whole or in part, and in such portions and in such order as may seem best to the Lender, in its sole discretion, and any such action shall not in any way be considered as a waiver of any of the rights, benefits or liens created by this Deed of Trust or granted by applicable law. In any foreclosure proceeding or private sale, the Collateral may be sold in its entirety, and shall not be required hereunder to be sold parcel by parcel.

          6.4 REIMBURSEMENT OF EXPENSES. All reasonable costs, expenses and reasonable attorneys' fees incurred by the Lender in protecting and enforcing its rights hereunder shall constitute a demand obligation owing by the Company to the Lender and shall draw interest at the rate specified in the Loan Agreement from the date such expenses are incurred until paid, all of which shall constitute a portion of the Indebtedness secured by this instrument pursuant to ARTICLE II hereof.

          6.5 RIGHTS UPON DEFAULT. Upon the occurrence of any Event of Default, and at all times thereafter during which such Event of Default is continuing, in addition to all other rights and remedies herein conferred, the Lender shall have all of the rights and remedies of a beneficiary under a deed of trust granted by applicable law, and the Lender shall have all the rights and remedies of an assignee and secured party granted by applicable law, including the Uniform Commercial Code, and shall, to the extent permitted by applicable law, have the right and power, but not the obligation, to enter upon and take immediate possession of the Collateral or any part thereof, to exclude the Company therefrom, to the extent of the Company's interest therein at such time to take possession of the mining and milling operation thereon and the production from such operation, to remove any personal property included in the Collateral, to hold, use, operate, manage and control the Collateral, to make all such repairs, replacements, alterations, additions and improvements to the same as it may deem proper, to sell all of the severed and extracted Minerals included in the same, to demand, collect and retain all earnings, proceeds and other sums due or to become due with respect to the Obligations after charging against the receipts therefrom all costs, expenses, charges, damages and losses incurred by reason thereof plus interest thereon at the rate specified in the Loan Agreement as fully and effectually as if the Lender was the absolute owner of the Collateral and without any liability to the Company in connection therewith.

          6.6 FORECLOSURE OR SALE OF COLLATERAL. Upon the occurrence of any Event of Default, or at any time thereafter during which such Event of Default is continuing, the Lender, in lieu of or in addition to exercising any other power hereby granted, may, without notice, demand, or declaration of default, which are hereby waived by the Company except as expressly provided herein, proceed by an action or actions in equity or at law for the seizure and sale of the Collateral or any part thereof, for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, for the foreclosure or sale of the Collateral or any part thereof under the judgment or decree of any court of competent jurisdiction, for the appointment or decree of a receiver pending any foreclosure hereunder or the sale of the Collateral or any part thereof, or for the enforcement of any other appropriate equitable or legal remedy.

          6.7 DISPOSAL OF COLLATERAL. Upon the occurrence of any Event of Default, or at any time thereafter during which such Event of Default is continuing, the Lender may require the Company to assemble the personal property included in the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to all parties. If notice is required by applicable law, thirty (30) days prior written notice of the time and place of any public sale or of the time after which any private sale or any other intended disposition thereof is to be made shall be reasonable notice to the Company. No such notice is necessary if such property is perishable, threatens to decline speedily in value or is of a type customarily sold on a recognized market. If the Lender reasonably believes that the Securities Act of 1933, or any other state or federal law, prohibits or restricts the customary manner of sale or distribution of any of such property, the Lender may sell such property privately, or in any other manner reasonably deemed advisable by the Lender, at such price or prices as the Lender determines in its reasonable discretion provided that such sale or distribution of any such property is done in a commercially reasonable manner. The Company recognizes that such prohibition or restriction may cause such property to have less value than it otherwise would have and that, consequently, such sale or disposition by the Lender may result in a lower sales price than if the sale were otherwise held.

          6.8 RIGHT OF SALE. Upon the occurrence of any Event of Default, or at any time thereafter during which such Event of Default is continuing, the Lender, with or without entry, by itself or by its agents or attorneys, insofar as applicable, shall have the power and authority to invoke the power of sale, which is hereby granted to the Trustee. The Lender shall give written notice to the Trustee of its election to invoke the power of sale, and the Trustee shall give to the Company such notice of the Company's rights as is provided by law. The Trustee shall advertise the time and place of the sale of the real property included in the Collateral in such manner as is required by law and shall mail copies of such notice of sale to the Company and other persons as prescribed by law. After the lapse of such time as may be required by law, the Trustee, without demand on the Company, shall sell the real property included in the Collateral at public auction to the highest bidder for cash at the time and place and in one or more parcels as the Trustee may think best and in such order as the Trustee may determine. The Lender may become a purchaser at any such sale and shall have the right to credit the amount of its bid to the amount due to it. It shall not be obligatory upon any purchaser at any such sale to see to the proper application of the purchase money. The Lender shall be entitled to a receiver for the real property included in the Collateral upon or at any time after the election to invoke the power of sale, and shall be entitled to such receiver without notice, without regard to the solvency of the Company at the time of the application for the appointment of such receiver, and without regard to the then value of the real property included in the Collateral.

          6.9 COMPANY'S OBLIGATIONS UPON SALE. Any sale of the Collateral, or any part thereof, pursuant to the provisions of this ARTICLE VI will operate to divest all right, title, interest, claim and demand of the Company in and to the property sold and will be a perpetual bar against the Company. Nevertheless, if requested by the Trustee or the Lender to do so, the Company shall join in the execution, acknowledgement and delivery of all proper conveyances, assignments and transfers of the property so sold. Any purchaser at a foreclosure sale will receive immediate possession of the property purchased, and the Company agrees that if the Company retains possession of the property or any part thereof subsequent to such sale, the Company will be considered a tenant at sufferance of the purchaser, and will, if the Company remains in possession after demand to remove, be guilty of unlawful detainer and will be subject to eviction and removal, forcible or otherwise, with or without process of law, and all damages by reason thereof are hereby expressly waived.

          6.10 LIENS AND RIGHTS UNAFFECTED. The liens and rights created and granted hereby shall not affect or be affected by any other security taken by the Lender for the same debts or any part thereof. The Company shall have and assert no rights, under any statute or rule of law pertaining to the marshalling of assets, the exemption of homestead, the administration of estates of decedents, or other matters whatever, to defeat, reduce or affect the rights of the Lender under the terms of this Deed of Trust, to a sale of the Collateral for the collection of the Obligations secured hereby or the right of the Lender, under the terms of this Deed of Trust, to the payment of the Obligations secured hereby out of the proceeds of the sale of the Collateral in preference to every other person and claimant whatever.

          6.11 APPLICATION OF PROCEEDS. The proceeds of any sale of the Collateral or any part thereof made pursuant to this ARTICLE VI shall be applied as follows:

               (a) First, to the payment of all out-of-pocket costs and expenses incident to the enforcement of this instrument, including, but not limited to, a reasonable compensation to the attorneys for the Lender;

               (b)  Second, to the payment of the Indebtedness; and

               (c) Third, the remainder, if any, to be distributed as required by law or paid to the Company.

          6.12 POWER OF ATTORNEY. If an Event of Default shall occur hereunder, the Company will, upon the request of the Lender, execute and deliver to such person or persons as may be designated by the Lender appropriate powers of attorney to act for and on behalf of the Company in all transactions with any person owning an interest in the Lands or the Project and any governmental agency or entity having authority relating to any of the Collateral.

          6.13 CONFLICT OF LAWS. Should a conflict arise between the provisions of this Agreement and applicable state law, the law of the state of Nevada shall prevail.

                                    ARTICLE VII
                              MISCELLANEOUS PROVISIONS

          7.1 NO WAIVER; CUMULATIVE REMEDIES. All options, powers, remedies and rights herein granted to the Lender are continuing, cumulative and not exclusive, and the failure to exercise any such option, power, remedy or right upon a particular default or breach, or upon any subsequent default or breach, shall not be construed as waiving the right to exercise such option, power, remedy or right with respect to the Obligations secured hereby after its due date. No exercise of the rights and powers herein granted, and no delay or omission in the exercise of such rights and powers shall be held to exhaust the same or be construed as a waiver thereof, and every such right and power may be exercised at any time. Any and all covenants in this Deed of Trust may, from time to time, by instrument in writing signed by the Lender, be waived to such extent and in such manner as the Lender may desire, but no such waiver shall ever affect or impair the Lender's rights hereunder, except to the extent specifically stated in such written instrument. All changes to and modifications of this Deed of Trust must be in writing and signed by the Lender.

          7.2 NO RELEASE. No release from the lien of this Deed of Trust on any part of the Collateral shall in any way alter, vary or diminish the force, effect or lien of this Deed of Trust on the balance of the Collateral.

          7.3 SEVERABILITY; REFERENCES. If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction, the remaining provisions hereof shall be liberally construed in favor of the Lender in order to effectuate the provisions hereof, and the invalidity or unenforceability of any provisions hereof in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction. Any reference herein contained to the statutes or laws of a state in which no part of the Collateral is situated shall be deemed to be inapplicable to, and not used in, the interpretation hereof.

          7.4 SUBROGATION. This Deed of Trust is made with full substitution and subrogation of the Lender in and to all covenants and warranties by others heretofore given or made in respect of the Collateral or any part thereof.

          7.5 NO DUTIES. No provision of this Deed of Trust shall be construed to impose upon the Lender a duty to perform any of the covenants and Obligations of the Company.

          7.6 ASSIGNMENT OF RIGHTS. This Deed of Trust will be deemed to be, and may be enforced from time to time as, an assignment, chattel mortgage, contract or security agreement, and from time to time as any one or more thereof as is appropriate under applicable state law.

          7.7 RECORDING REFERENCES. All recording references in Schedule I are to the real property records of the county in which the Lands are located.

          7.8 COUNTERPARTS. This Deed of Trust may be executed in several original counterparts and each counterpart shall be deemed to be an original for all purposes, and all counterparts shall together constitute but one and the same instrument.

          7.9 NOTICES. All deliveries hereunder shall be deemed to have been duly made if actually delivered, of if mailed by registered or certified mail, postage prepaid, to the addresses first set forth hereinabove. Each party may, by written notice so delivered to the other, change the address to which delivery shall thereafter be made.

          7.10 SUCCESSOR TRUSTEE. The Lender may appoint a successor trustee at any time to operate the trust created by this Deed of Trust by recording, in the office of the Esmeralda County Clerk and Recorder, a substitution of trustee in conformance with Nevada law. From the time the substitution is recorded, the new trustee shall succeed to all the powers, duties, authority and title of the Trustee named herein or of any successor trustee. Each such substitution shall be executed and acknowledged, and notice thereof shall be given and proof thereof made, in the manner provided by law.

          7.11 BINDING EFFECT. The terms, provisions, covenants and conditions hereof shall bind and inure to the benefit of the respective successors and assigns of the Company and of the Lender.

IN WITNESS WHEREOF, the Company and the Lender have caused this Deed of Trust to be duly executed by their duly authorized officers, all as of the day and year first above written.

                              MINERAL RIDGE RESOURCES INC., a Nevada corporation

                              By:
                                 ---------------------------------------------
                                 James M. Carter
                                 Vice President - Finance

                              DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN
                              BRANCHES

                              By:
                                 ---------------------------------------------
                                 P. Douglas Sherrod
                                 Vice President

                              By:
                                 ---------------------------------------------
                                 Wayde I. Colquhoun
                                 Vice President

                                ACKNOWLEDGMENTS

STATE OF ______________  )
                         ) ss.
COUNTY OF ___________    )

          The foregoing instrument was acknowledged before me on January _, 1997, by James M. Carter, as Vice President - Finance of MINERAL RIDGE RESOURCES, INC., a Nevada corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this Deed of Trust first above written.


                                          ------------------------------
                                          Notary Public

                               ACKNOWLEDGMENTS

STATE OF ______________  )
                         ) ss.
COUNTY OF ___________    )

          The foregoing instrument was acknowledged before me on January __, 1997, by P. Douglas Sherrod and Wayde 1. Colquhoun, each as Vice President of DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this Deed of Trust first above written.


                                           ------------------------------------
                                           Notary Public

                            SCHEDULE I TO DEED OF TRUST

                                      (LANDS)

                            SCHEDULE 2 TO DEED OF TRUST

                               (OPERATING EQUIPMENT)

                                   EXHIBIT H-2

                      FORM OF MODIFICATION OF DEED OF TRUST

                             [See Item No. 5.4]

                                  EXHIBIT I

                     FORM OF SUPPLEMENTAL DEED OF TRUST:

                           [See Attached]

                        SUPPLEMENTAL DEED OF TRUST, SECURITY
               AGREEMENT, FINANCING STATEMENT, FIXTURE FILING AND
                           ASSIGNMENT OF PROCEEDS

THIS __________ SUPPLEMENTAL DEED OF TRUST, SECURITY AGREEMENT, FINANCING STATEMENT, FIXTURE FILING AND ASSIGNMENT OF PROCEEDS (the "_______ SUPPLEMENTAL DEED OF TRUST"), dated as of _________, 199_, is made by and among MINERAL RIDGE RESOURCES, INC., a Nevada corporation (the "COMPANY"), whose address is 200 Mica Way, Silver Peak, Nevada 89047, and __________________________ TITLE CO., a Nevada corporation (the "TRUSTEE") whose address is _____________________________, for the benefit of DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES ("DRESDNER") whose address for the purposes hereof is 75 Wall Street, New York, New York 10005-2889, Attn:
Metals Group.

                                    WITNESSETH:

                                      RECITALS

          WHEREAS, the Company, other affiliated borrowers and Dresdner entered into a Loan Agreement and related Collateral Agreements dated as of January 17, 1997, whereunder Dresdner committed to extend credit and make loans to the Company;

          WHEREAS, pursuant to the terms of the Loan Agreement, the Company has executed Notes which are still unpaid, for which the aggregate principal amount and the interest thereon are due and payable pursuant to the terms of the Loan Agreement;

          WHEREAS, as a condition precedent to the making of loans to the Company under the Loan Agreement, the Company granted certain liens and security interests to the Trustee for the benefit of Dresdner pursuant to the Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Production and Proceeds dated as of January __, 1997 (the "DEED OF TRUST"). The Deed of Trust was recorded in the real property records of Esmeralda County, Nevada, on January __, 1997, reception number ________, Book ____, Page ___.

          WHEREAS, by this _________ Supplemental Deed of Trust, the Company and Dresdner desire to add certain additional items of property, both real and personal, to the Collateral described in and covered by the Deed of Trust;

          WHEREAS, the indebtedness and obligations (defined as "Obligations" in the Deed of Trust) of the Company to Dresdner are secured and are to be secured by the Deed of Trust and by this ______________ Supplemental Deed of Trust; and

          [PAGE MISSING]

               (h) PROCEEDS. All of the cash and non-cash proceeds and products of the property described in paragraphs (a) through (g) above, now existing or hereafter arising, including, without limitation, whatever is received upon the sale, exchange, collection or disposition of said property and the insurance payable by reason of loss or damage to said property (the "Proceeds"), and all additions thereto, substitutions and replacements thereof or accessions thereto.

          TO HAVE AND TO HOLD all of the Collateral, together with all of the rights, privileges, benefits, hereditaments and appurtenances related or anywise belonging, incidental or appertaining thereto, to the Trustee IN TRUST, NEVERTHELESS, for the security and benefit of Dresdner and its successors and assigns, subject to all of the terms, conditions, covenants, agreements and trusts set forth herein, in the Loan Agreement, the Collateral Agreements and in the Deed of Trust.

          2. RECITALS. The parties agree to each and every recital set forth above.

          3. INCORPORATION BY REFERENCE. This ____________ Supplemental Deed of Trust is hereby incorporated into and made part of the Deed of Trust, and the modifications and additions set forth herein shall be effective, applicable and operative in all respects with regard to the Deed of Trust, and unless the context indicates a contrary intent, the terms "Deed of Trust," "Lands," "herein," "hereinafter," "hereof," "hereunder" and similar terms, as used throughout the Deed of Trust, shall mean and include the Deed of Trust as modified by this ____________ Supplemental Deed of Trust.

          4. INCORPORATION OF SCHEDULES; AMENDMENT OF DEED OF TRUST. SCHEDULES A and B to the Deed of Trust are hereby amended by supplementing them to include all and every item of real and personal property included and described in SCHEDULE A (Additional Lands) and SCHEDULE B (Additional Operating Equipment) attached hereto. In addition, the term "COLLATERAL" in the Deed of Trust is hereby amended and supplemented to include all and every item of Collateral described herein.

          5. OTHER TERMS NOT AFFECTED. Except to the extent modified hereby, all of the terms and conditions of the Deed of Trust and the Loan Agreement shall remain in full force and effect.

          6. EFFECT OF RELEASE. A release of the Deed of Trust shall also release this _ Supplemental Deed of Trust.

          IN WITNESS WHEREOF, the Company and Dresdner have caused this ____________________ Supplemental Deed of Trust to be duly executed by their duly authorized officers, all as of the day and year first above-written.

                              THE COMPANY:

                              MINERAL RIDGE RESOURCES, INC.

                              By:
                                 --------------------------------------------
                                 Name:
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------

                              DRESDNER:



                              DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN
                              BRANCHES

                              By:
                                 --------------------------------------------
                                 Name:
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------

STATE OF ______________  )
                         ) ss.
COUNTY OF ___________    )

          On this ____ day of _________________, 199__, ___________________
personally appeared before me, a notary public, who acknowledged that he/she executed the above instrument as ______________________ for Mineral Ridge Resources, Inc., a Nevada corporation.

          Witness my hand and official seal.

                              -----------------------------------------------
                              Notary Public

My commission expires:
                       -------------------------------------

STATE OF ______________  )
                         ) ss.
COUNTY OF ___________    )

          On this ____ day of __________, 199__, _________________________,
personally appeared before me, a notary public, who acknowledged that he/she executed the above instrument as _______________________________________ for
Dresdner Bank AG, New York and Grand Cayman Branches.

          Witness my hand and official seal.


                              ------------------------------------------------
                              Notary Public
My commission expires:
                       -------------------------------

                      SCHEDULE A TO SUPPLEMENTAL DEED OF TRUST

                                  ADDITIONAL LANDS

                      SCHEDULE B TO SUPPLEMENTAL DEED OF TRUST

                           ADDITIONAL OPERATING AGREEMENT

                                     EXHIBIT J

                 FORM OF OPINION OF COUNSEL TO THE BORROWER AND VGH

                                [SEE ITEM NO. 4.14]

                                     EXHIBIT K

                                      FORM OF
                         COLLATERAL ASSIGNMENT OF MATERIAL
                                 PROJECT AGREEMENTS

          This COLLATERAL ASSIGNMENT OF MATERIAL PROJECT AGREEMENTS (this "Assignment") dated as of January 17, 1997 is made by MINERAL RIDGE RESOURCES, INC. a Nevada corporation ("Assignor"), and DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES ("LENDER").

                                      RECITALS

          A. Assignor and the Lender have entered into (i) a Loan Agreement (the "LOAN AGREEMENT") dated as of January 17, 1997, pursuant to which the Lender is providing gold and dollar financing (in principal amount up to $15,000,000 or the equivalent amount in Gold) for the development of Assignor's Mineral Ridge gold mine project in Esmeralda County, Nevada (the "PROJECT"), and
(ii) a Hedging Agreement dated that same date (the "HEDGING AGREEMENT"), pursuant to which the Lender is providing a gold hedging facility to the Borrower in support of the Project and the financing provided under the Loan Agreement. The Loan Agreement and all other documents executed or delivered in connection therewith, as any or all such documents may be amended, substituted for, or replaced from time to time, are referred to collectively as the "LOAN DOCUMENTS." Capitalized terms used in this Assignment that are not otherwise defined herein shall have the same meaning given them in the Loan Agreement.

B. Assignor is a wholly owned subsidiary of Cornucopia Resources Inc., a corporation organized under the laws of Nevada ("CRI"); in turn, CRI is the wholly owned subsidiary of Cornucopia Resources Ltd., a company organized by way of amalgamation under the Company Act of British Columbia ("CRL").

C. Assignor is a party to certain Material Project Agreements described on SCHEDULE I attached hereto, which contracts are material to the development and operation of the Project (such agreements, as they may be amended, modified and supplemented to time to time, are referred to herein collectively as the "ASSIGNED AGREEMENTS").

D. It is a condition precedent to the Lender's providing the financing for the Project under the Loan Agreement and the hedging facility under the Hedging Agreement that Assignor shall have collaterally assigned to Lender all of Assignor's right, title and interest in and to the Assigned Agreements.

          NOW, THEREFORE, to induce Lender to make the Loans and to enter into and perform under the Hedging Agreement and as additional security for the payment and performance of all obligations of Assignor to Lender evidenced by or referred to in the Loan Documents and the Hedging Agreement, whether now existing or subsequently incurred, Assignor hereby undertakes and agrees as follows:

          1. ASSIGNMENT. Assignor hereby pledges, assigns and transfers to Lender, and grants Lender a security interest in, all of Assignor's right, title and interest in and to the Assigned Agreements.

          2. REPRESENTATIONS, WARRANTIES AND COVENANTS. Assignor represents, warrants and covenants that:

          (a) Each Assigned Agreement, as of the date hereof, is valid and in good and current standing, not having been altered, amended, changed, terminated or cancelled in any way, and no breach or default exists therein or thereunder.

          (b) Assignor had or will have full power, right and authority to execute and deliver the Assigned Agreements and has full power, right and authority to execute and deliver this Assignment.

          (c) Assignor has not conveyed, transferred, or assigned any of the Assigned Agreements or any right or interest therein and has not executed any other document or instrument that might prevent or limit Lender from operating under the terms and provisions of this Assignment.

          (d) Assignor shall make no other assignment of the Assigned Agreements or of any right or interest therein.

          (e) Assignor shall perform and observe, in timely fashion, each and all of the covenants, conditions, obligations and agreements of Assignor under the Assigned Agreements in strict accordance with the terms and conditions thereof.

          (f) Assignor shall not waive, execute any agreement that could be interpreted as waiving, or in any manner release or discharge any of the parties to the Assigned Agreements from, any covenants, conditions, obligations or agreements under or related to the Assigned Agreements to be performed or observed by any of the parties to the Assigned Agreements, or condone any nonperformance thereof, but shall, at its sole cost and expense, enforce and secure the performance of all such covenants, conditions, obligations and agreements under or related to the Assigned Agreements to be performed or observed by any of the parties to the Assigned Agreements.

          3. AUTHORIZATIONS. Assignor hereby authorizes Lender, upon default by Assignor hereunder or under any of the Assigned Agreements, or upon default by Assignor under the Loan Agreement or the Hedging Agreement or by any of Assignor, CRI or CRL under any other Loan Document, that remains uncured after the expiration of any grace period provided therein, and upon the election by Lender to exercise its rights under this Assignment, to enforce Assignor's rights under the Assigned Agreements and to receive any performance of the other parties thereunder.

          4. POWER OF ATTORNEY. Assignor irrevocably appoints Lender, its successors and assigns, acting through any officer of Lender or of such successor or assign, Assignor's true and lawful attorney in fact, in Assignor's name, place and stead, or otherwise, upon default as described above:

          (a) To do all acts and to execute, acknowledge, obtain and deliver any and all instruments, documents, items or things necessary, proper or required as a term, condition or provision of the Assigned Agreements or in order to exercise any rights of Assignor under the Assigned Agreements or to receive and enforce any performance due Assignor under the Assigned Agreements;

          (b) To give any notices, instructions, or other communications to any party to the Assigned Agreements or to any other person or entity in connection with the Assigned Agreements;

          (c) To demand and receive all performances due under or with respect to the Assigned Agreements and to take all lawful ways and means for the enforcement thereof and to compromise and settle any claim or cause of action in Assignor arising from or related to the Assigned Agreements and give acquittances and other sufficient discharges relating thereto; and

          (d) To file any claim or proceeding or to take any other action, either in its own name, in that of its nominee, in the name of Assignor, or otherwise, to enforce performance due under or related to the Assigned Agreements or protect and preserve the right, title and interest of Lender hereunder.

The power of attorney given herein is a power coupled with an interest and shall be irrevocable so long as any obligation referred to in the Loan Documents remain unpaid or unperformed. Lender shall have no obligation to exercise any of the foregoing rights and powers in any event.

          5. AMENDMENTS TO ASSIGNED AGREEMENTS. No material change, amendment or modification shall be made to any of the Assigned Agreements without the prior written approval of Lender.

          6. DEFAULTS UNDER ASSIGNED AGREEMENTS. Assignor shall promptly notify Lender of any default or breach of or under any of the Assigned Agreements or of any failure of performance or other condition that, with the giving of notice or the passage of time, or both, could become a default or breach by any party to or under any of the Assigned Agreements. Assignor shall immediately upon receipt deliver directly to Lender in accordance with and at the address set forth in SECTION 19, a true, exact and full copy of any and all notices of default or breach and any and all other communications respecting a default or breach, alleged default or breach, failure of performance or other condition that with the passage of time or the giving of additional notice, or both, could become a default or breach by Assignor of or under the Assigned Agreements, or otherwise relating to Assignor's good standing with respect to the Assigned Agreements.

          7. LENDER'S OBLIGATIONS UNDER ASSIGNED AGREEMENTS. This Assignment is made as a collateral assignment and as security for Assignor's obligations as Borrower under the Loan Agreement, and it is not intended to create any third party beneficiary rights insofar as any other parties to the Assigned Agreements are concerned. Lender, by accepting this Assignment, shall not be subject to any obligation or liability under the Assigned Agreements, including, without limitation, any duty to perform any of the terms, conditions, provisions or agreements made by Assignor, but any and all such obligations and liabilities shall continue to rest upon Assignor as though this Assignment had not been made.

          8. DEFENSE OF ACTIONS. Lender shall have the right at any time to appear in and defend and be represented by counsel of its own choice in any action or proceeding purporting to affect Assignor's rights under the Assigned Agreements. Any sum advanced or paid by Lender for any such purpose shall be immediately due and payable to lender by Assignor.

          9. INDEMNIFICATION. Assignor shall indemnify and hold Lender harmless from any and all damages and losses arising as a result of or related to the Assigned Agreements, this Assignment or the exercise by Lender of any of its rights under this Assignment, including, without limitation, any judgment, amounts paid in settlement, and all costs and expenses, including reasonable attorney fees, incurred in defending or settling any action, suit or proceeding in connection with the foregoing.

          10. MONIES ADVANCED. All sums advanced or paid by Lender under the terms hereof, all amounts paid, suffered or incurred by Lender in exercising any authority granted herein, including reasonable attorney fees, and all other amounts due Lender from Assignor in connection with this Assignment shall be due and payable by Assignor to Lender immediately upon demand.

          11.  LIABILITY OBLIGATIONS.   Neither the execution and delivery of
this Assignment nor any failure on the part of any party to the Assigned Agreements to comply with, honor and perform in accordance with any Assigned Agreements shall affect the liability of any party to pay and perform the obligations referred to in the Loan Documents.

          12. NO RELEASE. The taking of this Assignment by Lender shall not effect the release of any other collateral now or hereafter held by Lender as security for the Loans, nor shall the taking of additional security for the Loans hereafter effect a release or termination of this Assignment or any terms or provisions hereof.

          13. ADDITIONAL ACTS. Assignor, upon request of Lender, shall execute and deliver such further documents, including but not limited to financing statements, and do such further acts as may be reasonably necessary to carry out the intent of this

Assignment and to perfect and preserve the rights and interests of Lender hereunder and the priority thereof.

          14. BINDING EFFECT. Time is of the essence hereof. This Assignment shall be binding upon Assignor and its successors and assigns and shall inure to the benefit of Lender and its successors and assigns; this Assignment, however, is not intended to confer any right or remedies upon any person other than the parties hereto and their successors and assigns.

          15. EXPENSES. Assignor shall pay all costs and expenses, including without limitation costs of Uniform Commercial Code searches, court costs and reasonable attorney fees, incurred by Lender in exercising the rights and remedies of Lender hereunder. All such costs and expenses shall be secured by this Assignment.

          16. NO WAIVERS. No failure or delay on the part of Lender in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies hereunder are cumulative and may be exercised by Lender either independently of or concurrently with any right, power or remedy contained herein or in any other Loan Document.

          17. FINANCING STATEMENTS; GOVERNING LAW. A photographic or other reproduced copy of this Assignment and/or any financing statement relating hereto shall be sufficient for filing and/or recording as a financing statement. This Assignment shall be governed by and construed according to the laws of the State of New York.

          18. REASSIGNMENT BY LENDER. Lender may assign all of Assignor's right, title and interest in and to the Assigned Agreements (to the extent of the interests therein conferred upon Lender by the terms hereof) to any assignee of the Lender pursuant to any transfer made in accordance with SECTION 3.4 of the Loan Agreement.

          19. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing and shall be delivered by hand or sent by registered or certified mail or by facsimile (such facsimile followed by a registered or certified letter). If to Assignor, such notices shall be addressed to it at 355 Burrard Street, Suite 540, Vancouver British Columbia V6C 2GB, Attention: James M. Carter, Executive Vice President. If to Lender, such notices shall be addressed to it at the address of Lender specified in SECTION
9.1 of the Loan Agreement. Each party may direct that notices shall be delivered to it as such other address as shall be designated by such party in a written notice to the other party. A notice delivered by hand shall be deemed received when delivered. A notice sent by mail shall be deemed received on the fifth Business Day after mailing. A notice sent by facsimile shall be deemed received upon receipt by the relevant confirmation or answerback. Notices received after 4:00 p.m. local time shall be deemed received on the following Business Day.

     20. COUNTERPARTS; FACSIMILE TRANSMISSION. This instrument may be executed by the parties hereto in several counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same document. Signatures sent to the other party by facsimile transmission shall be binding as evidence of acceptance of the terms hereof by such signatory party.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment as of the date first above written.


                              THE ASSIGNOR:

                              MINERAL RIDGE RESOURCES, INC.

                              By:
                                   -------------------------------------------
                                   James M. Carter
                                   Vice President - Finance

                              THE LENDER;

                              DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN
                              BRANCHES

                              By:
                                   -------------------------------------------
                                   P. Douglas Sherrod
                                   Vice President

                              By:
                                   -------------------------------------------
                                   Wayde I. Colquhoun
                                   Vice President

STATE OF
         -----------------------  )
COUNTY OF                         )ss
          ----------------------  )

          THE FOREGOING INSTRUMENT WAS ACKNOWLEDGED BEFORE ME THIS _ DAY OF JANUARY OF 1997 BY JAMES M. CARTER, AS VICE PRESIDENT - FINANCE OF MINERAL RIDGE RESOURCES, INC., A NEVADA CORPORATION.

          WITNESS MY HAND AND OFFICIAL SEAL.

          MY COMMISSION EXPIRES:
                                 ---------------------------------------------
                                 NOTARY PUBLIC


STATE OF
         -----------------------------  )
COUNTY OF                               )ss
         -----------------------------  )

          THE FOREGOING INSTRUMENT WAS ACKNOWLEDGED BEFORE ME THIS __ DAY OF JANUARY, OF 1997 BY P. DOUGLAS SHERROD, AS VICE PRESIDENT OF DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES.

          WITNESS MY HAND AND OFFICIAL SEAL.

          MY COMMISSION EXPIRES:
                                 ---------------------------------------------
                                 NOTARY PUBLIC


STATE OF
         -----------------------------  )
COUNTY OF                               )ss
         -----------------------------  )


          THE FOREGOING INSTRUMENT WAS ACKNOWLEDGED BEFORE ME THIS __ DAY OF JANUARY, OF 1997 BY WAYDE 1. COLQUHOUN, AS VICE PRESIDENT OF DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES.

          WITNESS MY HAND AND OFFICIAL SEAL.

          MY COMMISSION EXPIRES:
                                 ---------------------------------------------
                                 NOTARY PUBLIC

                                     SCHEDULE I

                        LIST OF MATERIAL PROJECT AGREEMENTS

1. Engineering, Purchasing and Construction Management Contract dated August 20, 1996 between Mineral Ridge Resources Inc. and Robertson & Schaefer Company.

2. Mining Lease and Option to Purchase dated July 21, 1993 between Mineral Ridge Resources, Inc. and Mary Mining Company, Inc.

3. Mining Contract effective October 1, 1996 between Mineral Ridge Resources, Inc. and D.H. Blattner & Sons, Inc.

4. Option to Purchase Agreement, as amended, originally dated August 31, 1995, between Cornucopia Resources, Ltd. (and assigned to Mineral Ridge Resources, Inc.) and Benguetcop USA, Inc.,

                                                                    EXHIBIT L

                                      FORM OF
                         COLLATERAL ASSIGNMENT OF ACCOUNTS

          THIS COLLATERAL ASSIGNMENT OF ACCOUNTS (this "ASSIGNMENT") is dated January 17, 1997 by and among MINERAL RIDGE RESOURCES, INC., a Nevada corporation (the "BORROWER") and DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES (the "Lender").

                                      RECITALS

          A. The Borrower and the Lender entered into a Loan Agreement dated as of January 17, 1997, (the "LOAN AGREEMENT") whereunder Lender committed to extend credit and make gold and dollar loans to the Borrower.

          B. Pursuant to the terms of the Loan Agreement, Borrower has executed one or more Notes which are still, unpaid, for which the aggregate principal amount and the interest thereon are due and payable pursuant to the terms of the Loan Agreement.

          C. The Borrower and the Lender are also parties to a Hedging Agreement dated as of January 17, 1997 (the "HEDGING AGREEMENT"), whereby the Borrower has agreed to a hedging program in respect of its gold production.

          D. As a condition precedent to the making of loans to the Borrower under the Loan Agreement, and to the Lender's performance under the Hedging Agreement, the Borrower agreed in SECTIONS 3.5 and 6.17 of the Loan Agreement to: (i) establish and maintain a project account for the receipt of the proceeds of all payments for the Products, any insurance proceeds, proceeds from the sale of any Project asset or payments to the Borrower and otherwise related to the Project (as described in more detail on SCHEDULE 1 attached hereto, the "PROJECT ACCOUNT"); (ii) abide by certain covenants set forth in the Loan Agreement regarding the use and maintenance of the Project Account (including without limitation, the covenants contained in SECTION 6.17 of the Loan Agreement; and
(iii) collaterally assign its interest in the Project Account and certain other accounts described on SCHEDULE 1 attached hereto (as so described, the "OTHER ACCOUNTS") in favor of the Lender upon the Lender's request.

          E. By this Assignment, the Borrower desires to collaterally assign its interest in the Project Account and the Other Accounts to the Lender as security for its obligations under the Loan Agreement and the Hedging Agreement.

                                   AGREEMENT

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. PLEDGE AND ASSIGNMENT. The Borrower hereby pledges, assigns, transfers and grants to the Lender, a first priority lien on, and security interest in, all of the Borrower's right, title and interest in and to the Borrower's Project Account and the Other Accounts, as the details of such Project Account and the Other Accounts are set forth on SCHEDULE 1 hereto, together with all checks, drafts and other orders of payments, all shares, participations, interests, obligations or other securities, whether certificated or uncertificated, all other investments, deposited or maintained in such accounts, all funds on deposit or maintained in such accounts from time to time and all proceeds of any thereof, all payments for the Products, any insurance proceeds, proceeds from the sale of any Project asset or payments to the Borrower and otherwise related to the Project (collectively, the "DEPOSITS"). Such security interest is given by the Borrower as collateral security for the prompt and complete payment when due whether upon demand, at the stated maturity, by acceleration or otherwise of the Borrower's obligations under the Loan Agreement and the Hedging Agreement (the "OBLIGATIONS").

          The Lender agrees that upon the Obligations being indefeasibly paid in full, and upon the written request of the Borrower, it will deliver thereto a statement in writing that the Obligations have been satisfied and that this Assignment is terminated.

          2. REPRESENTATIONS AND COVENANTS. The Borrower hereby represents to the Lender that:

               (a) The Project Account and the Other Accounts have not heretofore been, and will not be, pledged, assigned, transferred, encumbered or otherwise disposed of by Borrower, except in favor of the Lender.

               (b) In respect of any of the Other Accounts established or maintained with any bank or financial institution (a "FINANCIAL INSTITUTION") other than the Lender, the Borrower shall immediately upon execution of this Assignment on even date herewith execute and deliver to the Lender the appropriate Financial Institution account agreement and immediately upon the Lender's request, execute and deliver such further instruments and documents, and take all such actions, as the Lender deems necessary to further evidence and perform the pledge and assignment evidenced hereby.

               (c) All withdrawals and distributions from the Project Account and/or the Other Accounts shall be made only for Project-related costs in accordance with the Construction Budget or the most recent Operating Budget; PROVIDED, HOWEVER, that withdrawals and disbursements from any account with the Lender may be made under the conditions set forth in Sections 7.17 and 7.18 of the Loan Agreement.

          3. SET-OFF. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon and after the occurrence of any Event of Default and during the continuance thereof, the Lender is hereby authorized by the Borrower at any time or from time to time, without notice to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all Deposits in the Project Account and the Other Accounts against and on account of the Obligations irrespective of whether or not (a) the Lender shall have made any demand under this Assignment or any of the other documents executed in connection with the Loan Agreement or the Hedging Agreement, or (b) the Lender shall have declared any or all of the Obligations to be due and payable and although such Obligations shall be contingent or unmatured.

          4. SEVERABILITY. Any provision of this Assignment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          5. NO WAIVER, CUMULATIVE REMEDIES. The Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Lender, and then only to the extent therein set forth. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Lender would otherwise have on any future occasion. No failure to exercise nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

          6. WAIVER, AMENDMENTS. None of the terms or provisions of this Assignment may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Lender. This Assignment and all obligations of the Borrower hereunder shall be binding upon the successors and assigns of the Borrower and inure to the benefit of the Lender and its successors and assigns.

          7. WAIVERS BY THE BORROWER. The Borrower hereby waives all requirements as to diligence, protest, presentment, demand and notice (except as set forth in the Loan Agreement) with respect to this Assignment. The rights granted to the Lender hereunder are in addition to all rights of set-off, at law or pursuant to the Loan Agreement.

          8. GOVERNING LAW. THIS AGREEMENT, AND ANY INSTRUMENT OR AGREEMENT REQUIRED HEREUNDER, UNLESS OTHERWISE SPECIFICALLY PROVIDED HEREIN OR THEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

          9. WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE LENDER AND THE BORROWER HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS ASSIGNMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

          10. DEFINITIONS; PRIORITY OF AGREEMENTS. Capitalized terms used and not defined herein shall have the meanings given thereto in the Loan Agreement and, in the event of any inconsistency between the terms hereof and the provisions of the Loan Agreement, the provisions of the Loan Agreement shall control.

          11. COUNTERPARTS; FACSIMILE TRANSMISSION. This instrument may be executed by the parties hereto in several counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same document. Signatures sent to the other party by facsimile transmission shall be binding as evidence of acceptance of the terms hereof by such signatory party.

          IN WITNESS WHEREOF, the Borrower and the Lender have caused this Assignment to be duly executed and delivered by their duly authorized officers as of the date first written above.

                              THE BORROWER:

                              MINERAL RIDGE RESOURCES, INC.
                              a Nevada corporation

                              By:
                                 -------------------------------
                                 James M. Carter
                                 Vice President - Finance

                              THE LENDER:

                              DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN
                              BRANCHES

                              By:
                                 --------------------------------
                                 P. Douglas Sherrod
                                 Vice President

                              By:
                                 --------------------------------
                                 Wayde I. Colquhoun
                                 Vice President

                                     SCHEDULE I

                                         TO
                         COLLATERAL ASSIGNMENT OF ACCOUNTS


ACCOUNT INFORMATION                       Financial Institution
-------------------                       ---------------------
Project Account                           Dresdner Bank AG
No. 116708 01                             New York Branch
                                          (ABA# 026 008 303)

Debt Service Reserve Account              Dresdner Bank AG
No. 116708 02                             New York Branch


Collateralization of Letter of            Dresdner Bank AG
Credit Account                            New York Branch
No. 116708 03

Bank of America Project Account Name:     Bank of America
Mineral Ridge Resources Inc.
No.: 220200463
Routing No.: 122400724

                                   EXHIBIT M

                           FORM OF HEDGING AGREEMENT


[SEE ATTACHED]

(Multicurrency - Cross Border)

                                     ISDA-Registered Trademark-

                  International Swap Dealer Association, Inc.

                               MASTER AGREEMENT

                         dated as of October 4, 1996


DRESDNER BANK AG
NEW YORK BRANCH                                   MINERAL RIDGE RESOURCES INC.
----------------------------     and     --------------------------------------


have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:-

1.   Interpretation

(a) DEFINITIONS. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) INCONSISTENCY. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) SINGLE AGREEMENT. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.   Obligations

(a)  GENERAL CONDITIONS.

     (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

     (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

     (iii) Each obligation of each party under Section 2(a)(i) is subject to
     (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

(b) CHANGE OF ACCOUNT. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)  NETTING. If on any date amounts would otherwise be payable:

     (i)   in the same currency; and

     (ii)  in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph
(ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph
(ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)  DEDUCTION OR WITHHOLDING FOR TAX.

     (i) GROSS-UP. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect.
     If a party is so required to deduct or withhold, then that party ("X") will:-

           (1)   promptly notify the other party ("Y") of such requirement;

           (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

           (3) promptly forward to Y an official receipt (or a certificate copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

           (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:-

                 (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                 (B)  the failure of a representation made by Y pursuant to
                 Section 3(f) to be accurate and true unless such failure would not have occurred but for (1) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

     (ii)  LIABILITY. If:-

           (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

           (2)   X does not so deduct or withhold; and

           (3) a liability resulting from such Tax is assessed directly against X,

     then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) DEFAULT INTEREST; OTHER AMOUNTS. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest b(before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.   Representations.

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:-

(a)  BASIC REPRESENTATIONS.

     (i) STATUS. It is duly organized and valid existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing;

     (ii) POWER. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorize such execution, delivery and performance;

     (iii) NO VIOLATION OR CONFLICT. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

     (iv) CONSENTS. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

     (v) OBLIGATIONS BINDING. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b) ABSENCE OF CERTAIN EVENTS. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) ABSENCE OF LITIGATION. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) ACCURACY OF SPECIFIED INFORMATION. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) PAYER TAX REPRESENTATION. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) PAYEE TAX REPRESENTATIONS. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.   Agreements.

Each party agrees with the other that, so long as either party has or may have any obligation under this subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:-

(a) FURNISH SPECIFIED INFORMATION. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:-

     (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

     (ii)  any other documents specified in the Schedule or any Confirmation;
     and

     (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) MAINTAIN AUTHORIZATIONS. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) COMPLY WITH LAWS. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) TAX AGREEMENT. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) PAYMENT OF STAMP TAX. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organized, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting of the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.   Events of Default and Termination Events

(a) EVENTS OF DEFAULT. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:-

     (i) FAILURE TO PAY OR DELIVER. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

     (ii) BREACH OF AGREEMENT. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a0(I) or 2(e) or to give notice of a Termination Event or any agreement or obligation under
     Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

     (iii) CREDIT SUPPORT DEFAULT.

           (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

           (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

           (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

     (iv) MISREPRESENTATION. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

     (v) DEFAULT UNDER SPECIFIED TRANSACTION. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

     (vi) CROSS DEFAULT. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

     (vii) BANKRUPTCY. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:-

           (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors;
           (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition
           (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets;
           (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or
           (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

     (viii) MERGER WITHOUT ASSUMPTION. The party or any Credit Support
     Provider of such party consolidates or amalgamates with, or mergers with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:-

           (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

           (2) the benefits of any Credit Support document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) TERMINATION EVENTS. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in
(ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination
Event if the event is specified pursuant to (v) below:-

     (i) ILLEGALITY. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):-

           (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

           (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

     (ii) TAX EVENT. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(r) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(e)(ii) or 6(e) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

     (iii) TAX EVENT UPON MERGER. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under
     Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

     (iv) CREDIT EVENT UPON MERGER. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or mergers with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

     (v) ADDITIONAL TERMINATION EVENT. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) EVENT OF DEFAULT AND ILLEGALITY. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default

6.   Early Termination

(a) RIGHT TO TERMINATE FOLLOWING EVENT OF DEFAULT. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in
Section 5(a)(viii)(1), (3), (5), (6), or, to the extent analogous thereto,
(8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(viii)(4), or to the extent analogous thereto, (8).

(b)  RIGHT TO TERMINATE FOLLOWING TERMINATION EVENT.

     (i) NOTICE. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

     (ii)  TRANSFER TO AVOID TERMINATION EVENT. If either an Illegality under
     Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its offices or Affiliates so that such Termination Event ceases to exist.

     If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

     Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

     (iii) TWO AFFECTED PARTIES. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

     (iv)  RIGHT TO TERMINATE. If:-

           (1)   a transfer under Section 6(b)(ii) or an agreement under
           Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

           (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)  EFFECT OF DESIGNATION.

     (i)   If notice designating an Early Termination Date is given under
     Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

     (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a0(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)  CALCULATIONS.

     (i) STATEMENT. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

     (ii) PAYMENT DATE. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) PAYMENTS ON EARLY TERMINATION. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method, as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

     (i) EVENTS OF DEFAULT. If the Early Termination Date results from an Event of Default:-

           (1) FIRST METHOD AND MARKET QUOTATION. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

           (2) FIRST METHOD AND LOSS. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

           (3) SECOND METHOD AND MARKET QUOTATION. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

           (4) SECOND METHOD AND LOSS. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(ii) TERMINATION EVENTS. If the Early Termination Date results from a Termination Event:-

     (1) ONE AFFECTED PARTY. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(e), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

     (2)   TWO AFFECTED PARTIES. If there are two Affected Parties:-

           (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (1) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

           (B) if Loss applies, each party will determined its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

     If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

(iii)ADJUSTMENT FOR BANKRUPTCY. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

(iv) PRE-ESTIMATE. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.   Transfer.

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under t his Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:-

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.   Contractual Currency

(a) PAYMENT IN THE CONTRACTUAL CURRENCY. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender resulting the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractural Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) JUDGMENTS. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement,
(ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) SEPARATE INDEMNITIES. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owned and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) EVIDENCE OF LOSS. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.   Miscellaneous

(a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) AMENDMENTS. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the panics or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) SURVIVAL OF OBLIGATIONS. Without prejudice to Sections 2(a)(iii) and 6(c)(ii). the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) REMEDIES CUMULATIVE. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)  COUNTERPARTS AND CONFIRMATIONS.

     (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

     (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) NO WAIVER OF RIGHTS. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) HEADINGS. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.  Offices; Multibranch Parties

(a) If Section 10(a) is specified in the Schedule as applying, each party that eaters into a Transaction through an Office other than its bead or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.  Expenses

A Defaulting Party will, on demand, indemnify and bold harmless the other party for and against all reasonable- out-of-pocket expenses, including legal fees and Stamp Tax. Incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document in which the Defaulting Party is a party or by reason of the early termination of any Transaction. Including but not limited to. costs of collection.

12.  Notices

(a) EFFECTIVENESS. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:--

     (i) if in writing and delivered in person or by courier, on the date it is delivered; (ii) if sent by telex, on the date the recipient's answerback is received;

     (ii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine):

     (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted: or

     (v) if sent by electronic messaging system, on the dale that electronic message is received.

unless the dale of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day. in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) CHANGE OF ADDRESS. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.  Governing Law and Jurisdiction

(a) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) JURISDICTION. With respect to any suit. action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:--

     (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

     (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court. waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law. the Contracting Slates, as defined in Section
1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) SERVICE OF PROCESS. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable 10 act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) WAIVER OF IMMUNITIES. Each party irrevocably waives, to the fullest extent permitted by applicable law. with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction. order for specific performance of for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.  Definitions

As used in this Agreement:--

"ADDITIONAL TERMINATION EVENT" has the meaning specified in Section 5(b).

"AFFECTED PARTY" has the meaning specified in Section 5(b).

"AFFECTED TRANSACTIONS" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"AFFILIATE" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"APPLICABLE RATE" means:--

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate: and'

(d)  in all other cases, the Termination Rate.

"BURDENED PARTY" has the meaning specified in Section 5(b).

"CHANGE IN TAX LAW" means the enactment, promulgation, execution or ratification of. or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the dale on which the relevant Transaction is entered into.

"CONTENT" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"CREDIT EVENT UPON MERGER" has (he meaning specified 'in Section 5(b).

"CREDIT SUPPORT DOCUMENT" means any agreement or instrument that is specified as such in this Agreement.

"CREDIT SUPPORT PROVIDER" has the meaning specified in the Schedule.

"DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"DEFAULTING PARTY" has the meaning specified in Section 6(a).

"EARLY TERMINATION DATE" means the dale determined in accordance with
Section 5(A) OR 6(b)(iv).

"EVENT OF DEFAULT" has the meaning specified in Section 5(a) and. if applicable, in the Schedule.

"ILLEGALITY" has the meaning specified in Section 5(b).

"INDEMNIFIABLE TAX" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such Jurisdiction or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having bad a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document.

"LAW" includes any treaty, law. Rule or regulation (as modified, in the case of tax mailers, by the practice of any relevant governmental revenue authority) and "LAWFUL" and "UNLAWFUL" will be construed accordingly.

"LOCAL BUSINESS DAY" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified. as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and. if different, in the principal financial centre, if any. of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"LOSS" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be. including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(l) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"MARKET QUOTATION" means, with respect to one or more Terminated
Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under
Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions arc to be excluded but without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Dale is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group, of Terminated Transactions cannot be determined.

"NON-DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by
it) if it were to fund the relevant amount.

"NON-DEFAULTING PARTY"' has the meaning specified in Section 6(a).

"OFFICE" means a branch or office of a party, which may be such party's head or home office.

"POTENTIAL EVENT OF DEFAULT" means any event which, with the giving of notice or the lapse of time or both. would constitute an Event of Default-

"REFERENCE MARKET-MAKERS" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the lime in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"RELEVANT JURISDICTION" means, with respect to a party. the jurisdictions
(a) in which the party is incorporated, organised, managed and controlled or considered to have its seat. (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"SCHEDULED PAYMENT DATE" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"SET-OFF" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"SETTLEMENT AMOUNT" means, with respect to a party and any Early
Termination Date. the sum of:--

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined: and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result

"SPECIFIED ENTITY" has the meaning specified in the Schedule.

"SPECIFIED INDEBTEDNESS" means, subject to any Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"SPECIFIED TRANSACTION "means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"STAMP TAX" means any stamp, registration, documentation or similar tax.

"TAX" means any present or future lax. levy. impost, duty. charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"TAX EVENT" has the meaning specified in Section 5(b).

"TAX EVENT UPON MERGER" has the meaning specified in Section 5(b).

"TERMINATED TRANSACTIONS" means with respect to any Early Termination Date
(a) if resulting from a Termination Event, all Affected Transactions and
(b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or. if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"TERMINATION CURRENCY" has the meaning specified in the Schedule.

"TERMINATION CURRENCY EQUIVALENT" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or. if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e) be selected in good faith by that party and otherwise will be agreed by the parties.

"TERMINATION EVENT" means an Illegality, a Tax Event or a Tax Event Upon Merger or if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"TERMINATION RATE" means & rate per annum equal, to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"UNPAID AMOUNTS" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on of prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amount of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section
6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.


DRESDNER BANK AG
NEW YORK BRANCH                          MINERAL RIDGE RESOURCES INC.


-------------------------------------    --------------------------------------
        (Name of Party)                             (Name of Party)


By:     (signed)                         By:        (signed)/Vice President
    ---------------------------------        ----------------------------------
    Name: P. Douglas Sherrod                 Name:
    Title: Vice President                    Title:
    Date:                                    Date:


By:     (signed)
    ---------------------------------
    Name: Wayne Colquohour
    Title: Vice President
    Date:

(Multicurrency-Cross Border)

                                     ISDA -Registered Trademark-

                   International Swap Dealers Association, Inc.

                                   SCHEDULE

                                    TO THE

                               MASTER AGREEMENT
(WHICH MAY BE REFERRED TO AS AN INTEREST RATE AND CURRENCY EXCHANGE AGREEMENT)

                         dated as of OCTOBER 4, 1996.

between DRESDNER BANK AG ACTING THROUGH ITS NEW YORK BRANCH and MINERAL RIDGE RESOURCES INC.

                         ("Party A") ("Party B")


Part 1.  TERMINATION PROVISIONS

(a)      "SPECIFIED ENTITY" means in relation to Party A for the purpose of:

         Section 5(a)(vi),           NONE,

         Section 5(a)(vii),          NONE,

         Section 5(a)(vii),          NONE,

         Section 5(a)(iv),           NONE,

                  and in relation to Party B for the purpose of:

         Section 5(a)(v),            NONE,

         Section 5(a)(vi),           NONE,

         Section 5(a)(vii),          NONE,

         Section 5(a)(iv),           NONE,

(b) "SPECIFIED TRANSACTION" will have the meaning specified in Section 14 of this Agreement.

(c)      The "CROSS DEFAULT" provisions of Section 5(a)(vi)

                                        will not apply to Party A
                                        will apply to Party B

         If such provisions apply:

         "SPECIFIED INDEBTEDNESS" will have the meaning specified in Section 14 of this Agreement.

         "THRESHOLD AMOUNT" means ZERO.

(d)      The "CREDIT EVENT UPON MERGER" provisions of Section 5(a)(iv)

                                        will apply to Party A
                                        will not apply to Party B

(e)      The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a)

                                        will not apply to Party A
                                        will not apply to Party B

(f) PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this Agreement:

         (i)      Loss will apply.

         (ii) The Second Method will apply AND, NOTWITHSTANDING THE PROVISIONS OF SECTION 6(e)(i)(3) AND (4), AS APPLICABLE, IF THE AMOUNT REFERRED TO THEREIN IS A POSITIVE NUMBER, THE DEFAULTING PARTY WILL PAY SUCH AMOUNT TO THE NON-DEFAULTING PARTY, AND IF THE AMOUNT REFERRED TO THEREIN IS A NEGATIVE NUMBER, THE NON-DEFAULTING PARTY SHALL (1) HAVE NO OBLIGATION TO PAY ANY AMOUNT UP TO THE ECONOMIC EQUIVALENT OF THE OUTSTANDING OBLIGATIONS (AS DEFINED IN (B) BELOW) THEREUNDER TO THE DEFAULTING PARTY UNLESS AND UNTIL THE CONDITIONS SET FORTH IN (A) AND (B) BELOW HAVE BEEN SATISFIED AT WHICH TIME THERE SHALL ARISE AN OBLIGATION OF THE NON-DEFAULTING PARTY TO PAY TO THE DEFAULTING PARTY AN AMOUNT EQUAL TO THE ABSOLUTE VALUE OF SUCH NEGATIVE NUMBER (WHICH SHALL BE REDUCED BY SUCH AMOUNTS, IF ANY, PAID UNDER (2) BELOW; AND (2) HAVE AN OBLIGATION TO PAY AN AMOUNT EQUAL TO THE EXCESS, IF ANY OF THE ABSOLUTE VALUE OF SUCH NEGATIVE NUMBER OVER THE ECONOMIC EQUIVALENT OF THE OUTSTANDING OBLIGATIONS, WHICH SUCH AMOUNT SHALL IN GOOD FAITH BE DETERMINED BY THE NON-DEFAULTING PARTY, AND ANY SUCH PAYMENTS UNDER (1) AND
                  (2) ABOVE SHALL BE LESS ANY AND ALL AMOUNTS THE DEFAULTING PARTY MAY BE OBLIGATED TO PAY UNDER SECTION 11:

                  (A) THE NON-DEFAULTING PARTY SHALL HAVE RECEIVED CONFIRMATION SATISFACTORY TO ITS SOLE DISCRETION (WHICH MAY INCLUDE AN UNQUALIFIED OPINION OF ITS COUNSEL) THAT (x) ALL TRANSACTIONS ARE TERMINATED IN ACCORDANCE WITH SECTION 6(c) AND (y) EACH SPECIFIED TRANSACTION SHALL HAVE TERMINATED PURSUANT TO ITS SPECIFIED TERMINATION DATE OR THROUGH THE EXERCISE BY A PARTY OF A RIGHT TO TERMINATE AND ALL AMOUNTS DUE UNDER EACH SPECIFIED TRANSACTION SHALL HAVE BEEN FULLY AND FINALLY PAID; AND

                  (B) ALL OBLIGATIONS (CONTINGENT OR ABSOLUTE, MATURED OR UNMATURED) OF THE DEFAULTING PARTY AND ANY AFFILIATE OF THE DEFAULTING PARTY TO MAKE ANY PAYMENT TO THE NON-DEFAULTING PARTY OR ANY AFFILIATE OF THE NON-DEFAULTING PARTY (THE "OUTSTANDING OBLIGATIONS") SHALL HAVE BEEN FULLY AND FINALLY PERFORMED.

(g) "TERMINATION CURRENCY" means EITHER, (i) ANY FREELY AVAILABLE AND CONVERTIBLE CURRENCY OF A TERMINATED TRANSACTION, OR, IF THERE IS A DEFAULTING PARTY, THE CURRENCY OF THE JURISDICTION IN WHICH THE DEFAULTING PARTY IS INCORPORATED, CHOSEN BY THE NON-AFFECTED PARTY OR THE NON-DEFAULTING PARTY, AS THE CASE MAY BE; OR, (ii) IF THERE ARE TWO AFFECTED PARTIES, A CURRENCY CHOSEN BY MUTUAL AGREEMENT, PROVIDED ALWAYS THAT, IF THE CURRENCY CHOSEN PURSUANT TO (i) OR (ii) ABOVE IS NOT FREELY AVAILABLE, THEN U.S. DOLLARS.

(h)      Additional Termination Event will/will not apply.

Part 2.  TAX REPRESENTATIONS

(a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, Party A will make the following representation and Party B will make the following representations:

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representations, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in
         Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in
         Section 4(d) of this Agreement, PROVIDED that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of this Agreement, Party A and Party B make there representations specified below, if any:

(i) The following representation will not apply to Party A and will not apply to Party B:

         It is fully eligible for the benefits of the "Business Profits" or "Industrial and Commercial Profits" provision, as the case may be, the "Interest" provision or the "Other Income" provision (if any) of the Specified Treaty with respect to any payment described in such provisions and received to be received by it in connection with this Agreement and no such payment is attributable to a trade or business carried on by it through a permanent establishment in the Specified Jurisdiction.

         If such representation applies, then:

         "Specified Treaty" means with respect to Party A ____________________

         "Specified Jurisdiction" means with respect to Party A ______________

         "Specified Treaty" means with respect to Party B ____________________

         "Specified Jurisdiction" means with respect to Party B ______________

         (ii) The following representation will not apply to Party A and will not apply to Party B:

         Each payment received or be received by it in connection with this Agreement will be effectively connected with its conduct of a trade or business in the Specified Jurisdiction.

         If such representation applies, then:

         "Specified Jurisdiction" means with respect to Party A _______________

         "Specified Jurisdiction" means with respect to Party B _______________

         (iii) The following representation will not apply to Party A and will not apply to Party B:

         (A) It is entering into each Transaction in the ordinary course of its trade as, and is, either (1) a recognized UK bank or (2) a recognized UK swaps dealer (in either case (1) or (2), for purposes of the United Kingdom Inland Revenue extra statutory concession C17 on interest and currency swaps dated March 14, 1989), and (B) it will bring into account payments made and received in respect of each Transaction in computing its income for United Kingdom tax purposes.

         (iv)     Other Payee Representations: NOT APPLICABLE.

Part 3.  AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)      Tax forms, documents or certificates to be delivered are:


           Party required to      Form/Document/Certificate     Date by which to
           deliver document                                      be delivered

         PARTY A               UNITED STATES INTERNAL REVENUE  ON EXECUTION AND
                               SERVICE FROM 4224, IN RESPECT   DELIVERY OF THE
                               OF ANY PAYMENTS RECEIVED OR TO  AGREEMENT AND
                               BE RECEIVED BY PARTY A IN       THEREAFTER UPON
                               CONNECTION WITH THIS AGREEMENT REQUEST OF PARTY THAT ARE EFFECTIVELY CONNECTED B
                               OR OTHERWISE ATTRIBUTABLE TO
                               ITS CONDUCT OF A TRADE OR
                               BUSINESS IN THE UNITED
                               STATES OF AMERICA

(b)      Other documents to be delivered are:


   Party required to    Form/Document         Date by which to    Covered by
   deliver document     /Certificate          be delivered        Section 3(d)
                                                                  Representation
   (i) PARTY A         COPY OF RELEVANT       ON EXECUTION AND    YES/NO
                       PAGES OF SIGNATURE     DELIVERY OF THE
                       LIST.                  AGREEMENT

   (ii) PARTY B        CERTIFIED COPIES OF    ON EXECUTION AND    YES/NO
                       ALL DOCUMENTS          DELIVERY OF THE
                       EVIDENCING NECESSARY   AGREEMENT
                       CORPORATE AND OTHER
                       AUTHORIZATIONS AND
                       APPROVALS WITH
                       RESPECT TO THE
                       EXECUTION, DELIVERY
                       AND PERFORMANCE BY
                       THE PARTY AND ANY
                       SPECIFIED ENTITY OF
                       THIS AGREEMENT AND
                       ANY CREDIT SUPPORT
                       DOCUMENT

   (iii) PARTY B       A CERTIFICATE OF AN    ON EXECUTION AND    YES/NO
                       AUTHORIZED OFFICER OF  DELIVERY OF THE
                       THE PARTY, AND ANY     AGREEMENT
                       SPECIFIED ENTITY
                       CERTIFYING THE NAMES,
                       TRUE SIGNATURES AND
                       AUTHORITY OF THE
                       OFFICERS OF THE PARTY
                       AND ANY SPECIFIED
                       ENTITY SIGNING THIS
                       AGREEMENT AND ANY
                       CREDIT SUPPORT
                       DOCUMENT

   (iv) PARTY B        SUCH OTHER DOCUMENT    PROMPTLY UPON       YES/NO
                       AS THE OTHER PARTY     REQUEST
                       MAY REASONABLY
                       REQUEST IN CONNECTION
                       WITH EACH
                       TRANSACTION.

   (v) PARTY B         A COPY OF THE ANNUAL   WITHIN 90 DAYS      YES/NO
                       REPORT OF PARTY B AND  OF THE END OF
                       ANY SPECIFIED ENTITY   EACH FISCAL YEAR
                       CONTAINING AUDITED
                       CONSOLIDATED
                       FINANCIAL STATEMENTS
                       FOR EACH FISCAL YEAR
                       CERTIFIED BY
                       INDEPENDENT CERTIFIED
                       PUBLIC ACCOUNTANTS
                       AND PREPARED IN
                       ACCORDANCE WITH
                       ACCOUNTING PRINCIPLES
                       THAT ARE GENERALLY
                       ACCEPTED IN THE
                       COUNTRY IN WHICH
                       PARTY B (AND ANY
                       SPECIFIED ENTITY) IS
                       ORGANIZED.


                                      -23-



   (vi) PARTY B        A COPY OF THE          PROMPTLY UPON       YES/NO
                       UNAUDITED              AVAILABILITY
                       CONSOLIDATED
                       FINANCIAL STATEMENTS
                       OF PARTY B AND ANY
                       SPECIFIED ENTITY FOR
                       EACH FISCAL QUARTER
                       PREPARED IN
                       ACCORDANCE WITH
                       ACCOUNTING PRINCIPLES
                       THAT ARE GENERALLY
                       ACCEPTED IN THE
                       COUNTRY IN WHICH THE
                       PARTY (AND ANY
                       SPECIFIED ENTITY) IS
                       ORGANIZED AND ON A
                       BASIS CONSISTENT WITH
                       THAT OF THE ANNUAL
                       FINANCIAL STATEMENTS
                       OF PARTY B (AND ANY
                       SPECIFIED ENTITY).

   (vii) PARTY B       A COPY OF EACH         PROMPTLY UPON       YES/NO
                       REGULAR FINANCIAL OR   AVAILABILITY
                       BUSINESS REPORTING
                       DOCUMENT THAT IS (i)
                       DISTRIBUTED OR MADE
                       GENERALLY AVAILABLE
                       BY PARTY B (AND BY
                       ANY SPECIFIED ENTITY)
                       TO ITS SHAREHOLDERS
                       OR INVESTORS OR (ii)
                       FILED BY PARTY B (AND
                       BY ANY SPECIFIED
                       ENTITY) IN ACCORDANCE
                       WITH THE DISCLOSURE
                       REQUIREMENTS OF ANY
                       SECURITIES
                       REGULATIONS OR AS
                       REQUIRED BY BANK
                       REGULATORY
                       AUTHORITIES AND MADE
                       AVAILABLE FOR PUBLIC
                       INSPECTION

   (viii) PARTY B      CREDIT SUPPORT         ON EXECUTION AND    YES/NO
                       DOCUMENT               DELIVERY OF THE
                                              AGREEMENT UNLESS
                                              OTHERWISE
                                              SPECIFIED IN
                                              SECTION (f) OF
                                              PART 4 OF THIS
                                              SCHEDULE

   (ix) PARTY B        AN OPINION OF COUNSEL  ON EXECUTION AND    YES/NO
                       TO THE PARTY AND ANY   DELIVERY OF THE
                       SPECIFIED ENTITY       AGREEMENT
                       SUBSTANTIALLY IN THE
                       FORM SET FORTH IN
                       EXHIBIT I, AS THE
                       CASE MAY BE, AND
                       COVERING SUCH OTHER
                       MATTERS AS REASONABLY
                       REQUESTED BY THE
                       RECEIVING PARTY

Part 4.  MISCELLANEOUS

(a)      Addresses for Notices. For the purposes of Section 12(a) of this
         Agreement:

         Address for notices or communications to Party A:
         Address: DRESDNER BANK AG, NEW YORK BRANCH, 75 WALL STREET, 31ST FL., NEW YORK, NEW YORK 10005
         Attention: PRECIOUS METALS
         Telex No: __________________ Answerback: ___________________________
         Facsimile No.: (212) 429-4399 Telephone No.: (212) 429-4318
         Electronic Messaging System Details:

         Address for notices or communications to Party B:
         Address: MINERAL RIDGE RESOURCES, INC. 55 BURRARD STREET, SUITE 540, VANCOUVER, BRITISH COLUMBIA V6C 2GB
         Attention: JAMES M. CARTER, EXECUTIVE VICE PRESIDENT
         Telex No: ____________________  Answerback: _________________________
         Facsimile No.: (604) 681-4170 Telephone No.: (604) 687-0619
         Electronic Messaging System Details: ________________________________
         (for all purposes)

(b)      Process Agent. For the purposes of Section 13(c) of this Agreement:

         Party A appoints as its Process Agent:    NOT APPLICABLE
         Party B appoints as its Process Agent:    CT CORPORATION
                                                   1633 BROADWAY
                                                   NEW YORK, NY 10019

(c) Offices. The provisions of Section 10(a) will not apply to this Agreement

(d)      Multibranch Party. Fore the purpose of Section 10(c) of this
         Agreement:

         Party A is not a Multibranch Party and, if so, may act through the following Offices:

         ----------     ---------     ----------
                        ---------     ----------

         Party B is not a Multibranch Party and, if so, may act through the following Offices:

         ----------     ---------     ----------
         ----------     ---------     ----------

(e) Calculation Agent. The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

(f) Credit Support Document. Details of any Credit Support Document THE COLLATERAL AGREEMENTS AS DEFINED IN AND DELIVERED TO PARTY A PURSUANT TO THE CREDIT AGREEMENT.

(g) Credit Support Provider. Credit Support Provider means in relation to Party A, NOT APPLICABLE.
         Credit Support Provider means in relation to Party B, CORNUCOPIA RESOURCES LIMITED, CORNUCOPIA RESOURCES INC. AND ANY OTHER PERSON OR ENTITY WHICH MAY, FROM TIME TO TIME, BY A PARTY TO AN COLLATERAL AGREEMENT DELIVERED PURSUANT TO THE CREDIT AGREEMENT AND THIS AGREEMENT.

(h) Governing Law. This Agreement will be governed by and construed in accordance with English law/ the laws of the State of New York (without reference to choice of law doctrine).

(i) Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will not apply to the following Transactions or groups of transactions (in each case starting from the date of this Agreement/in each case) all Transactions.

(j) "Affiliate" will have the meaning specified in Section 14 of this Agreement.

Part 5.  OTHER PROVISIONS

PAGE 1   ADD IN THE PREAMBLE IN THE FIRST LINE AFTER 'TRANSACTION')":
         "(WHICH WILL INCLUDE ANY REFERENCE TO A "SWAP TRANSACTION")."

SECTION
14 DEFINITIONS "INDEMNIFIABLE TAX" ADD AFTER "OR CREDIT SUPPORT DOCUMENT"): "NOTWITHSTANDING THE FOREGOING, "INDEMNIFIABLE TAX"
         ALSO MEANS ANY TAX IMPOSED IN RESPECT OF A PAYMENT UNDER THIS AGREEMENT BY REASON OF CHANGE IN TAX LAW BY A GOVERNMENT OR TAXING AUTHORITY OF A RELEVANT JURISDICTION OF THE PARTY MAKING SUCH PAYMENT, UNLESS THE OTHER PARTY IS INCORPORATED, ORGANIZED, MANAGED AND CONTROLLED OR CONSIDERED TO HAVE ITS SEAT IN SUCH JURISDICTION, OR IS ACTING FOR PURPOSES OF THIS AGREEMENT THROUGH BRANCH OR OFFICE LOCATED IN SUCH JURISDICTION."

SET-OFF Add new Section 6(f) Set-off: "ANY AMOUNT PAYABLE TO ONE PARTY BY THE OTHER PARTY UNDER SECTION 6(e), IN CIRCUMSTANCES WHERE THERE IS A DEFAULTING PARTY OR ONE AFFECTED PARTY IN THE CASE WHERE A TERMINATION EVENT UNDER SECTION 5(b)(iv) HAS OCCURRED, WILL BE MADE WITHOUT SET-OFF OR COUNTER CLAIM EXCEPT THAT AT THE OPTION OF THE PARTY ("X") OTHER THAN THE DEFAULTING PARTY OR THE AFFECTED PARTY OR THE AFFECTED PARTY (AND WITHOUT PRIOR NOTICE TO THE DEFAULTING PARTY OR THE AFFECTED PARTY), X MAY, WITHOUT PRIOR NOTICE TO ANY PERSON, SET-OFF ANY SUM OR OBLIGATION (WHETHER OR NOT ARISING UNDER THIS AGREEMENT, WHETHER MATURED OR UNMATURED AND IRRESPECTIVE OR THE CURRENCY, PLACE OF PAYMENT OR BOOKING OFFICE OF THE SUM OR OBLIGATION) OWED BY THE DEFAULTING PARTY OR AFFECTED PARTY (IN EITHER CASE, "Y") TO X OR ANY AFFILIATE OF X AGAINST ANY SUM OR OBLIGATION (WHETHER OR NOT ARISING UNDER THIS AGREEMENT, WHETHER MATURE OR UNMATURED AND IRRESPECTIVE OF THE CURRENCY, PLACE OF PAYMENT OR BOOKING OFFICE OF THE SUM OR OBLIGATION) OWED BY X OR ANY AFFILIATE OF X TO Y. X WILL GIVE NOTICE TO THE OTHER PARTY OF ANY SET-OFF EFFECTED UNDER THIS SECTION 6(f).

         FOR THIS PURPOSE ANY RELEVANT SUM OR OBLIGATION MAY BE
         CONVERTED BY X INTO THE CURRENCY IN WHICH ANOTHER IS
         DENOMINATED AT THE RATE OF EXCHANGE AT WHICH SUCH PARTY WOULD BE ABLE, ACTING IN A REASONABLE MANNER AND IN GOOD FAITH, TO PURCHASE THE RELEVANT AMOUNT OF SUCH CURRENCY.

         IF AN OBLIGATION IS UNASCERTAINED, X MAY IN GOOD FAITH ESTIMATE THAT OBLIGATION AND SET-OFF IN RESPECT OF THE ESTIMATE, SUBJECT TO THE RELEVANT PARTY ACCOUNTING TO THE OTHER WHEN THE
         OBLIGATION IS ASCERTAINED.

         NOTHING IN THIS SECTION 6(f) SHALL BE EFFECTIVE TO CREATE A CHARGE OR OTHER SECURITY INTEREST. THIS SECTION 6(f) SHALL BE WITHOUT PREJUDICE AND IN ADDITION TO ANY RIGHT OF SET-OFF, COMBINATION OR ACCOUNTS, LIEN OR OTHER RIGHT TO WHICH ANY PARTY IS AT ANY TIMES OTHERWISE ENTITLED (WHETHER BY OPERATION OF LAW, CONTRACT OR OTHERWISE)."

SEVERA-
BILITY   ANY PROVISION OF THIS AGREEMENT WHICH IS PROHIBITED OR
         UNENFORCEABLE IN ANY JURISDICTION SHALL, AS TO SUCH JURISDICTION BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR UNENFORCEABILITY WITHOUT VALIDATING THE REMAINING PROVISIONS HEREOF OF AFFECTING THE VALIDITY OR ENFORCEABILITY OF SUCH PROVISION IN ANY OTHER JURISDICTION.

CREDIT
AGREE-
MENT     REFERENCE IS MADE TO THE JANUARY 17, 1997 LOAN AGREEMENT AMONG
         MINERAL RIDGE RESOURCES, INC. AND DRESDNER BANK AG NEW YORK YORK BRANCH (THE "CREDIT AGREEMENT"). EACH COVENANT, REPRESENTATION OR WARRANTY,
         AS THE CASE MAY BE, MADE IN THE CREDIT AGREEMENT IS HEREBY INCORPORATED

         INTO THIS AGREEMENT WITHOUT AMENDMENT, WAIVER OR ALTERATION OF ANY KIND, AND SHALL CONTINUE IN FULL FORCE AND EFFECT WITHOUT REGARD TO AMENDMENT OR TERMINATION OF THE CREDIT AGREEMENT, AND IT SHALL CONSTITUTE AN EVENT OF DEFAULT UNDER THIS AGREEMENT IF THERE SHALL OCCUR ANY EVENT OF DEFAULT UNDER THE CREDIT AGREEMENT. THE CREDIT AGREEMENT MAKES REFERENCE TO A SWAP AGREEMENT, AN INTEREST RATE PROTECTION AGREEMENT, AN INTEREST RATE AND CURRENCY EXCHANGE OR SIMILAR HEDGING AGREEMENTS (THE "PROTECTED AGREEMENT"), AND EACH SUCH PROTECTED AGREEMENT SHALL BE ENTITLED TO THE BENEFITS OF THE COLLATERAL AGREEMENTS DELIVERED IN CONNECTION WITH THE CREDIT AGREEMENT.

INDE-
PENDENT
DECISION BY ENTERING INTO A TRANSACTION HEREUNDER, EACH PARTY WILL BE DEEMED
         TO REPRESENT TO THE OTHER THAT IT IS ENTERING INTO THE TRANSACTION AS PRINCIPAL, THAT IT IS DOING SO IN RELIANCE ON ITS OWN INDEPENDENT AND INFORMED ANALYSIS OF THE RISKS INVOLVED IN THE TRANSACTION AND ITS SUITABILITY FOR THAT PARTY IN LIGHT OF THAT PARTY'S OBJECTIVES AND EXPERIENCE WITH TRANSACTIONS OF THE SAME KIND OR INVOLVING THE SAME KINDS OF RISKS, WITHOUT RELIANCE ON ANY ADVICE OF THE OTHER PARTY HERETO, AND THAT IT HAS CONDUCTED ITS OWN, INDEPENDENT REVIEW OF THE TRANSACTION'S CONSISTENCY WITH THAT PARTY'S POLICIES REGARDING TRANSACTIONS OF THE KIND AND ANY LIMITATIONS (REGULATORY OR OTHER) THAT MAY APPLY TO THAT PARTY'S USE OF SUCH TRANSACTIONS.

Part 6.  INTENTIONALLY BLANK

Part 7.  INTENTIONALLY BLANK

Part 8.  COMMODITY TRANSACTIONS

(a)      COMMODITY DEFINITIONS. EACH TRANSACTION (AS "COMMODITY
         TRANSACTION") WHICH IS DESIGNATED ON THE RELEVANT CONFIRMATION AS A COMMODITY SWAP, COMMODITY OPTION, COMMODITY SWAPTION OR COMMODITY CAP, COLLAR OR FLOOR, OR WHICH BY ITS TERMS CONTEMPLATES THE PHYSICAL DELIVERY OF A COMMODITY (OTHER THAN ANY CURRENCY OR CURRENCY UNIT), AND THE AGREEMENT AND EACH CONFIRMATION WITH RESPECT TO A COMMODITY TRANSACTION, ARE SUBJECT TO, IN ADDITION TO THE DEFINITIONS, THE 1993 COMMODITY DERIVATIVES DEFINITIONS, AS PUBLISHED BY THE INTERNATIONAL SWAPS AND DERIVATIVES ASSOCIATION, INC (THE "COMMODITY DEFINITIONS"), AND EACH COMMODITY TRANSACTION AND EACH CONFIRMATION WITH RESPECT THERETO SHALL, IN ADDITION TO THE DEFINITIONS, BE GOVERNED IN ALL RESPECTS BY THE PROVISIONS SET FORTH IN THE COMMODITY DEFINITIONS. IN THE EVENT OF ANY INCONSISTENCY OR CONFLICT BETWEEN THE COMMODITY DEFINITIONS AND THE DEFINITIONS, THE COMMODITY DEFINITIONS SHALL PREVAIL WITH RESPECT TO ALL COMMODITY TRANSACTIONS. THE PROVISIONS OF THE COMMODITY DEFINITIONS ARE INCORPORATED BY REFERENCE IN, AND MADE PART OF, THIS AGREEMENT AND EACH CONFIRMATION WITH RESPECT TO A COMMODITY TRANSACTIONS AS IF SET FORTH IN FULL IN THIS AGREEMENT AND EACH SUCH CONFIRMATION. IN THE EVENT OF ANY INCONSISTENCY BETWEEN THE PROVISIONS OF ANY CONFIRMATION WITH RESPECT TO A COMMODITY TRANSACTION AND THE AGREEMENT OR THE COMMODITY DEFINITIONS, SUCH CONFIRMATION SHALL PREVAIL FOR THE PURPOSE OF THE RELEVANT COMMODITY TRANSACTION.

(b)      PAYMENT AND DELIVERY. SECTION 2 OF THIS AGREEMENT IS AMENDED AS
         FOLLOWS:

         (i) SECTION 2(b) OF THIS AGREEMENT IS AMENDED BY ADDING THE FOLLOWING SENTENCE TO THE END OF SUCH SECTION;

                   "NOTWITHSTANDING THE FOREGOING, NEITHER PARTY MAY CHANGE ITS INSTRUCTIONS FOR DELIVERY OF ANY COMMODITY TRANSACTION WITH THE PRIOR WRITTEN CONSENT OF THE OTHER PARTY."

         (ii)   SECTION 2(c) OF THIS AGREEMENT IS AMENDED BY:

                (1) THE ADDITION OF "OR DELIVERABLE" AFTER "PAYABLE" IN LINES 1, 6, 8, 10 AND 11;

                (2) THE ADDITION OF THE WORDS "OR, IN THE CASE OF DELIVERY OF THE SAME COMMODITY" AFTER "IN THE SAME CURRENCY" IN LINES 2 AND 10; AND

                (3)  THE ADDITION OF "OR DELIVERY" AFTER "PAYMENT" IN LINE
                     4.

         (iii)  SECTION 2(3) OF THIS AGREEMENT IS AMENDED BY:

                (1) THE ADDITION OF "OR DELIVERY" AFTER "PAYMENT" IN LINES 3, 5 AND 6;

                (2) THE ADDITIONAL OF THE WORDS "(SUCH OVERDUE AMOUNT BEING, IN THE CASE OF A DELIVERY OBLIGATION, THE U.S. DOLLAR EQUIVALENT, AS DETERMINED BY THE NON-DEFAULTING PARTY IN ITS SOLE DISCRETION, OR THE RELEVANT AMOUNT OF THE COMMODITY TO WHICH SUCH DELIVERY RELATES)" AFTER "ON THE OVERDUE ACCOUNT" ON LINE 4;

                (3) THE ADDITIONAL OF THE WORDS "OR, IN THE CASE OF A DELIVERY, IN U.S. DOLLARS" AFTER "AS SUCH OVERDUE AMOUNT" IN LINE 5; AND

                (4)  THE DELETION OF THE FINAL SENTENCE.

         (iv) THE FOLLOWING PROVISIONS SHALL BE INCLUDED AT SECTION 2 (f) OF THIS AGREEMENT:

                "(f)  ADDITIONAL TAXES. WITHOUT AFFECTING THE PROVISIONS OF
                      SECTION 2(d), UNLESS OTHERWISE SPECIFIED IN THE RELEVANT CONFIRMATION, NEITHER PARTY SHALL HAVE ANY OBLIGATION TO MAKE ANY PAYMENT OR DELIVERY TO THE OTHER PARTY IN RESPECT OF ANY ADDITIONAL TAX (WHICH FOR THE AVOIDANCE OF DOUBT INCLUDES VALUE ADDED TAX IN THE UNITED KINGDOM) WITH RESPECT TO A COMMODITY TRANSACTION CONTEMPLATING PHYSICAL DELIVERY OF A COMMODITY, WHETHER SUCH ADDITIONAL TAX IS IMPOSED ON THE DELIVERER, THE DELIVEREE, THE PAYOR OR THE PAYEE."

(c)      ADDITIONAL REPRESENTATIONS. IN ADDITIONAL TO THE OTHER
         REPRESENTATIONS MADE PURSUANT TO THIS AGREEMENT:

         (i)    EACH PARTY REPRESENTS TO THE OTHER THAT

                (A) IT IS AN "ELIGIBLE SWAP PARTICIPANT" AS THAT TERM IS DEFINED IN 17 C.F.R. S35.1(b)(2),

                (B) IT HAS ENTERED INTO THIS AGREEMENT AND EACH COMMODITY TRANSACTION IN CONJUNCTION WITH ITS LINE OF BUSINESS (WHICH MAY INCLUDE FINANCIAL INTERMEDIATION SERVICES) OR THE FINANCING OF ITS BUSINESS, AND

                (C) THE MATERIAL TERMS OF THIS AGREEMENT AND EACH COMMODITY TRANSACTION HAVE BEEN AND WILL BE INDIVIDUALLY TAILORED AND NEGOTIATED, AND THE CREDITWORTHINESS OF THE OTHER PARTY WAS OR WILL BE A MATERIAL CONSIDERATION INTO ITS ENTERING INTO THIS AGREEMENT AND ANY SUCH COMMODITY TRANSACTION;

         (ii) EACH PARTY REPRESENTS TO THE OTHER PARTY THAT, AT THE TIME OF THE DELIVERY OF ANY COMMODITY TO THE OTHER PARTY PURSUANT TO A COMMODITY TRANSACTION CONTEMPLATING PHYSICAL DELIVERY OF A COMMODITY, IT POSSESSES FULL LEGAL AND BENEFICIAL TITLE THERETO AND IT IS DELIVERING THE SAME FREE AND CLEAR OF ANY LINE, CLAIM, ENCUMBRANCE OR SECURITY INTEREST OF ANY KIND WHATSOEVER;

         (iii) SOLELY WITH RESPECT TO PARTY B, THAT IT IS A PRODUCER, PROCESSOR, OR COMMERCIAL USER OF, OR A MERCHANT HANDLING, THE COMMODITY WHICH IS THE SUBJECT OF ANY COMMODITY TRANSACTION CONSISTING OF A COMMODITY OPTION, OR THE PRODUCTS OR BY-PRODUCTS THEREOF, AND THAT IT IS ENTERING INTO ANY SUCH COMMODITY TRANSACTION SOLELY FOR PURPOSES RELATED TO ITS BUSINESS AS SUCH; AND

         (iv) SOLELY WITH RESPECT TO PARTY A, THAT IT SHALL ALWAYS BE THE OFFEROR OF SUCH COMMODITY TRANSACTION CONSISTING OF A COMMODITY OPTION, AND THAT PARTY A OFFERED TO ENTER INTO THIS AGREEMENT WITH PARTY B AND INITIATED THEIR TRADING RELATIONSHIP.

 (d) EXPENSES. SECTION 11 OF THIS AGREEMENT IS AMENDED BY ADDITION OF THE FOLLOWING AT THE END OF THAT SECTION:

         "IN ADDITION, IF A PARTY OBLIGED TO MAKE A DELIVERY OF A COMMODITY ("X") IS UNABLE TO MAKE SUCH DELIVERY DUE TOT THE FAILURE OF
         THE OTHER PARTY ("Y") TO TAKE OR PROVIDE FOR THE TAKING OF DELIVERY OF THAT COMMODITY WHEN

         SUCH DELIVERY IS DUE, THAT Y SHALL, ON DEMAND OF X, INDEMNIFY AND HOLD HARMLESS X FOR AND AGAINST ALL REASONABLE OUT-OF-POCKET COSTS AND EXPENSES INCURRED BY X BY REASON OF Y'S FAILURE."

(e)      DEFINITIONS. SECTION 14 OF THIS AGREEMENT IS AMENDED AS FOLLOWS:

         (i) THE DEFINITION OF "LOCAL BUSINESS DAY" SHALL BE AMENDED BY THE ADDITION OF THE FOLLOWING AT THE END THEREOF:

                "NOTWITHSTANDING THE FOREGOING, LOCAL BUSINESS DAY SHALL MEAN, IN RELATION TO ANY DELIVERY, A DAY ON WHICH THE RELEVANT COMMODITY IS CAPABLE OF DELIVERY IN THE RELEVANT PHYSICAL MARKET."

         (ii) THE DEFINITION OF "TAX" IS AMENDED BY THE ADDITION OF "OR DELIVERY" AND "OF ANY PAYMENT."

(f) ADDITIONAL DEFINITIONS. THE FOLLOWING ADDITIONAL DEFINITIONS SHALL APPLY WITH RESPECT TO ANY COMMODITY TRANSACTION CONTEMPLATING PHYSICAL DELIVERY OF A COMMODITY:

         "FORWARD PRICE", "QUANTITY" AND "SETTLEMENT TERMS" SHALL HAVE THE MEANINGS SPECIFIED IN EACH CONFIRMATION.

         "BUYER" SHALL MEAN, IN RESPECT OF A FORWARD, THE PARTY SPECIFIED AS SUCH IN THE RELEVANT CONFIRMATION, BEING THE PARTY WHICH HAS AGREED TO PURCHASE THE QUANTITY OF THE COMMODITY AT THE FORWARD PRICE.

         "FORWARD" MEANS ANY COMMODITY TRANSACTION IDENTIFIED AS A FORWARD IN THE RELEVANT CONFIRMATION.

         "SELLER' SHALL MEAN, IN RESPECT OF A FORWARD, THE PARTY SPECIFIED AS SUCH IN THE RELEVANT CONFIRMATION, BEING THE PARTY WHICH HAS AGREED TO SELL THE QUANTITY OF THE COMMODITY AT THE FORWARD PRICE.

(g) AMENDMENTS TO THE COMMODITY DEFINITIONS. THE COMMODITY DEFINITIONS ARE AMENDED AS FOLLOWS:

         (i) THE DEFINITION OF "DELIVERY DATE" IN SECTION 7.2(c)(iii) OF THE COMMODITY DEFINITIONS IS HEREBY AMENDED BY (1) ADDING "(I)" BETWEEN "MEANS" AND "IN RESPECT OF" IN LINE 1; AND
               (2) ADDING THE FOLLOWING TO THE END OF THAT SECTION 7.2(c)
               (iii): "OR", (II) IN RESPECT OF A TRANSACTION WHICH BY ITS
                TERMS CONTEMPLATES PHYSICAL DELIVERY OF A COMMODITY, EACH DATE SPECIFIED AS SUCH IN THE RELEVANT CONFIRMATION."

         (ii) THE DEFINITIONS OF "CALL" AND "PUT" IN SECTION 8.3 OF THE COMMODITY DEFINITIONS ARE HEREBY AMENDED BY INSERTING THE WORDS "OR THE QUANTITY, AS THE CASE MAY BE," AFTER THE WORDS "CASH SETTLEMENT AMOUNT".

         (iii) THE DEFINITION OF "PREMIUM PER UNIT" IN SECTION 8.6(b) OF THE COMMODITY DEFINITIONS IS HEREBY AMENDED BY INSERTING HE WORDS "OR THE QUANTITY, AS THE CASE MAY BE," AFTER THE WORDS "NATIONAL QUANTITY".

(h)      DISRUPTIONS:

         (i) THE FOLLOWING MARKET DISRUPTION EVENTS SPECIFIED IN THE COMMODITY DEFINITIONS SHALL BE APPLICABLE TO ALL COMMODITY
                TRANSACTIONS:

                (1) PRICE SOURCE DISRUPTION;
                (2) TRADING SUSPENSION;
                (3) DISAPPEARANCE OF COMMODITY REFERENCE PRICE;
                (4) MATERIAL CHANGE IN FORMULA;
                (5) MATERIAL CHANGE IN CONTENT; AND
                (6) TRADING LIMITATION.

         (ii) THE FOLLOWING DISRUPTION FALLBACKS SPECIFIED IN THE COMMODITY DEFINITIONS SHALL BE APPLICABLE TO ALL COMMODITY TRANSACTIONS:

                (1) FALLBACK REFERENCE PRICE;
                (2) NEGOTIATED FALLBACK;
                (3) POSTPONEMENT (FOR THE PURPOSES OF SUCH DISRUPTION
                    FALLBACK; "MAXIMUM DAYS OF DISRUPTION" SHALL MEANS THREE COMMODITY BUSINESS DAYS); AND
                (4) CALCULATION AGENT DETERMINATION;

         (iii)  UNLESS OTHERWISE SPECIFIED IN THE RELEVANT CONFIRMATION,
                WHERE PHYSICAL DELIVERY OF ANY COMMODITY IS CONTEMPLATED BY THE TERMS OF THE RELEVANT COMMODITY TRANSACTION AND A SCHEDULED DELIVERY DATE AND A SCHEDULED PAYMENT DATE WOULD FALL ON THE SAME DATE, BUT FOR THE FACT THAT (1) THE RELEVANT PHYSICAL MARKET IS NOT OPERATING, OR (2) A MARKET DISRUPTION EVENT HAS OCCURRED, THEN SUCH DELIVERY DATE AND PAYMENT DATE SHALL BE ADJUSTED TO FALL ON THE NEXT BUSINESS DAY ON WHICH (X) THE RELEVANT PHYSICAL MARKET IS OPERATING; AND (Y) IF APPLICABLE, AN ADJUSTMENT HAS BEEN MADE TO TAKE ACCOUNT OF THE MARKET DISRUPTION EVENT IN ACCORDANCE WITH THIS AGREEMENT.

         (i) REFERENCES DEEMED INCLUDED. SUBJECT TO THE SPECIFIED AMENDMENTS SET OUT HEREIN AND TO THE EXTENT THAT THE CONTEXT DOES NOT OTHERWISE REQUIRE, ALL OTHER REFERENCES (IF ANY) TO "PAYMENT", "PAYMENTS", "PAY", "PAID" AND "PAYABLE"
                SHALL BE DEEMED TO INCLUDE REFERENCES TO "DELIVERY", "DELIVERIES", "DELIVER", "DELIVERED" AND "DELIVERABLE", RESPECTIVELY.

NO JURY
TRIAL PARTY A AND PARTY B HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY

Confirmed as of the date first written:

DRESDNER BANK AG, NEW YORK BRANCH    MINERAL RIDGE RESOURCES INC.

        (signed)                        (signed) / Vice President
---------------------------------    -----------------------------
Name: P. Douglas Sherrod             Name:
Title: Vice President                Title:


        (signed)
---------------------------------
Name: Wayne Colquhour
Title: Vice President

(BILATERAL FORM)                 (ISDA AGREEMENTS SUBJECT TO NEW YORK LAW ONLY)

                                     ISDA-Registered Trademark-

                  International Swap Dealers Association, Inc.

                              CREDIT SUPPORT ANNEX

                             TO THE SCHEDULE TO THE

                               MASTER AGREEMENT

                          dated as of OCTOBER 4, 1996.

                                   between

DRESDNER BANK AG
NEW YORK BRANCH               and                   MINERAL RIDGE RESOURCES INC.
----------------------------       --------------------------------------------
     ("Party A")                                ("Party B")

This Annex supplements, forms pan of, and is subject to, the above-referenced Agreement, is pan of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Accordingly, the parties agree as follows:--

Paragraph 1. Interpretation

(a) DEFINITIONS AND INCONSISTENCY. Capitalized terms not otherwise defined herein or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 13 and the other provisions of this Annex, Paragraph 13 will prevail.

(b) SECURED PARTY AND PLEDGOR. All references in this Annex to the "Secured Party" will be either party when acting in that capacity and all corresponding references to the "Pledgor" will be to the other party when acting in that capacity; PROVIDED, HOWEVER, that if Other Posted Support is held by a party to this Annex, all references herein to that party as the Secured Party with respect to that Other Posted Support will be to that party as the beneficiary thereof and will not subject that support or that party as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.

PARAGRAPH 2. SECURITY INTEREST

Each party, as the Pledgor, hereby pledges to the other party, as the Secured Party, as security for its Obligations. and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder. Upon the Transfer by the Secured Party to the Pledgor of Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and. to the extent possible, without any further action by either party.

PARAGRAPH 3. CREDIT SUPPORT OBLIGATIONS

(a) DELIVERY Amount. Subject to Paragraphs 4 and 5. upon a DEMAND made by the Secured Party on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Pledgor's Minimum Transfer Amount, then the Pledgor will Transfer to the Secured Party Eligible Credit Support having a Value as of the date of Transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the "DELIVERY AMOUNT" applicable to the Pledgor for any Valuation Date will equal the amount by which:

     (i) the Credit Support Amount

     exceeds

     (ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.

(b) RETURN AMOUNT. Subject to Paragraphs 4 and 5. upon a demand made by the Pledgor on or promptly following a Valuation Date, if the Return Amount for that Valuation Dale equals or exceeds the Secured Party's Minimum Transfer Amount, then the Secured Party will Transfer to the Pledgor Posted Credit Support specified by the Pledgor in that demand having a Value as of the date of Transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the "RETURN AMOUNT" applicable to the Secured Party for any Valuation Date will equal the amount by which:

     (i) the Value as of that Valuation Date of all Posted Credit
         Support held by the Secured Party

     exceeds

     (ii) the Credit Support Amount.

"CREDIT SUPPORT AMOUNT" means, unless otherwise specified in Paragraph 13. for any Valuation Date (i) the Secured Party's Exposure for that Valuation Date plus (ii) the aggregate of all Independent Amounts applicable to the Pledgor, if any, minus (iii) all Independent Amounts applicable to the Secured Party, if any, minus (iv) the Pledgor's Threshold; PROVIDED, HOWEVER, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

PARAGRAPH 4. CONDITIONS PRECEDENT, TRANSFER TIMING, CALCULATIONS AND
SUBSTITUTIONS

(a) CONDITIONS PRECEDENT. Each Transfer obligation of the Pledgor under Paragraphs 3 and 5 and of the Secured Party under Paragraphs 3, 4(d)(ii), 5 and 6(d) is subject to the conditions precedent that:

     (i) no Event of Default. Potential Event of Default or Specified Condition has occurred and is continuing with respect to the other party; and

     (ii) no Early Termination Date for which any unsatisfied payment obligations exist has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the other party.

(b) TRANSFER TIMING. Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the next Local Business Day; if a demand is made after the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local Business Day thereafter.

(c) CALCULATIONS. All calculations of Value and Exposure for purposes of Paragraphs 3 and 6(d) will be made by the Valuation Agent as of the Valuation Time. The Valuation Agent will notify each party (or the other party, if the

Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or in the case of Paragraph 6(d). following the date of calculation).

(d)  SUBSTITUTIONS.

     (i) Unless otherwise specified in Paragraph 13, upon notice to the Secured Party specifying the items of Posted Credit Support to be exchanged, the Pledgor may, on any Local Business Day, Transfer to the Secured Party substitute Eligible Credit Support (the "Substitute Credit Support"); and

     (ii) subject to Paragraph 4(a), the Secured Party will Transfer to the Pledgor the items of Posted Credit Support specified by the Pledgor in its notice not later than the Local Business Day following the date on which the Secured Party receives the Substitute Credit Support, unless otherwise specified in Paragraph 13 (the "Substitution Date"); PROVIDED that the Secured Party will only be obligated to Transfer Posted Credit Support with a Value as of the date of Transfer of that Posted Credit Support equal to the Value as of that date of the Substitute Credit Support.

PARAGRAPH 5. DISPUTE RESOLUTION

If a party (a "Disputing Party") disputes (I) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or (II) the Value of any Transfer of Eligible Credit Support or Posted Credit Support, then (1) the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above, (2) subject to Paragraph 4(a), the appropriate party will Transfer the undisputed amount to the other party not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above, (3) the parties will consult with each other in an attempt to resolve the dispute and (4) if they fail to resolve the dispute by the Resolution Time, then:

     (i) In the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 13, the
          Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

          (A) utilizing any calculations of Exposure for the Transactions (or Swap Transactions) that the parties have agreed are not in dispute;

          (B) calculating the Exposure for the Transactions (or Swap Transactions) in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; PROVIDED that if four quotations are not available for a particular Transaction (or Swap Transaction), then fewer than four quotations may be used for that Transaction (or Swap Transaction); and if no quotations are available for a particular Transaction (or Swap Transaction), then the Valuation Agent's original calculations will be used for that Transaction (or Swap Transaction);and

          (C) utilizing the procedures specified in Paragraph 13 for calculating the Value, if disputed, of Posted Credit Support.

     (ii) In the case of a dispute involving the Value of any Transfer of Eligible Credit Support or Posted Credit Support, the Valuation Agent will recalculate the Value as of the date of Transfer pursuant to Paragraph 13.

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) not later than the Notification Time on the Local Business Day following the Resolution

Time. The appropriate party will. upon demand following that notice by the Valuation Agent or a resolution pursuant to (3) above and subject to Paragraphs 4(a) and 4(b), make the appropriate Transfer.

PARAGRAPH 6. HOLDING AND USING POSTED COLLATERAL

(a) CARE OF POSTED COLLATERAL. Without limiting the Secured Party's rights under Paragraph 6(c), the Secured Party will exercise reasonable care to assure the cafe custody of all Posted Collateral to the extent required by applicable law, and in any event the Secured Party will be deemed to have exercised reasonable care if it exercises at least the same degree of care as it would exercise with respect to its own property. Except as specified in the preceding sentence, the Secured Party will have no duty with respect to Posted Collateral, including, without limitation, any duty to collect any Distributions, or enforce or preserve any rights pertaining hereto.

(b)  ELIGIBILITY to HOLD POSTED COLLATERAL; CUSTODIANS.

     (i) GENERAL. Subject to the satisfaction of any conditions specified in Paragraph 13 for holding Posted Collateral, the Secured Party will be entitled to hold Posted Collateral or to appoint an agent (a "Custodian") to hold Posted Collateral for the Secured Party. Upon notice by the Secured Party to the Pledgor of the appointment of a Custodian, the Pledgor's obligations to make any Transfer will be discharged by making the Transfer to that Custodian. The holding of Posted Collateral by a Custodian will be deemed to be the holding of that Posted Collateral by the Secured Party for which the Custodian is acting.

     (ii) FAILURE TO SATISFY CONDITIONS. If the Secured Party or its Custodian fails to satisfy any conditions for holding Posted Collateral, then upon a demand made by the Pledgor, the Secured Party will, not later than Five Local Business Days after the demand, Transfer or cause its Custodian to Transfer all Posted Collateral held by it to a Custodian that satisfies those conditions or to the Secured Party if it satisfies those conditions.

     (iii)LIABILITY. The Secured Party will be liable for the acts or omissions of its Custodian to the same extent that the Secured Party would be liable hereunder for its own acts or omissions.

(c) USE OF POSTED COLLATERAL Unless OTHERWISE specified in Paragraph 13 and without limiting the rights and obligations of the parties under Paragraphs 3, 4(d)(ii), 5, 6(d) and 8, if the Secured Party is not a Defaulting Party or an Affected Party with respect to a Specified Condition and no Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then the Secured Party will, notwithstanding Section 9-207 of the New York Uniform Commercial Code, have the right to

     (i) sell, pledge, rehypothecate, assign, invest, use, commingle or otherwise dispose of, or otherwise use in its business any Posted Collateral it holds, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor; and

     (ii) register any Posted Collateral in the name of the Secured Party, its Custodian or a nominee for either.

For purposes of the obligation to Transfer Eligible Credit Support or Posted Credit Support pursuant to Paragraphs 3 and 5 and any rights or remedies authorized under this Agreement, the Secured Party will be deemed to continue to hold all Posted Collateral and to receive Distributions made thereon, regardless of whether the Secured Party has exercised any rights with respect to any Posted Collateral pursuant to (i) or (ii) above.

(d)  DISTRIBUTIONS AND INTEREST AMOUNT.

     (i) DISTRIBUTIONS. Subject to Paragraph 4(a), if the Secured Party receives or is deemed to receive Distributions on a Local Business Day, it will Transfer to the Pledgor not later than the following Local Business Day any Distributions it receives or is deemed to receive to the extent that a Delivery

          Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose).

     (ii) INTEREST AMOUNT. Unless otherwise specified in Paragraph 13 and subject to Paragraph 4(a), in lieu of any interest, dividends or other amounts paid or deemed to have been paid with respect to Posted Collateral in the form of Cash (all of which may be retained by the Secured Party), the Secured Party will Transfer to the Pledgor at the times specified in Paragraph 13 the Interest Amount to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose). The Interest Amount or portion thereof not Transferred pursuant to this Paragraph will constitute Posted Collateral in the form of Cash and will be subject to the security interest granted under Paragraph 2.

PARAGRAPH 7. EVENTS OF DEFAULT

For purposes of Section 5(a)(iii)(l) of this Agreement, an Event of Default will exist with respect to a party if:

     (i) that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Eligible Collateral, Posted Collateral or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Days alter notice of that failure is given to that party;

     (ii) that party fails to comply with any restriction or prohibition specified in this Annex with respect to any of the rights specified in Paragraph 6(c) and that failure continues for five Local Business Days after notice of that failure is given to that party; or

     (iii)that party fails to comply with or perform any agreement or obligation other than those specified in Paragraphs 7(i) and 7(ii) and that failure continues for 30 days after notice of that failure is given to that party.

PARAGRAPH 8. CERTAIN RIGHTS AND REMEDIES

(a) SECURED PARTY'S RIGHTS AND REMEDIES. If at any time (1) an Event of Default or Specified Condition with respect to the Pledgor has occurred and is continuing or (2) an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Pledgor, then, unless the Pledgor has paid in full all of its Obligations that are then due, the Secured Party may exercise one or more of the following rights and remedies:

     (i) all rights and remedies available to a secured party under applicable law with respect to Posted Collateral held by the Secured Party;

     (ii) any other rights and remedies available to the Secured Party under the terms of Other Posted Support. if any;

     (iii)the right to Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

     (iv) the right to liquidate any Posted Collateral held by the Secured Party through one or more public or private sales or other dispositions with such notice, if any, as may be required under applicable law, free from any claim or right of any nature what so ever of the Pledgor, including any equity or right of redemption by the Pledgor (with the Secured Party having the right to purchase any or all of the Posted Collateral to be sold) and to apply the proceeds (or the Cash equivalent thereof) from the liquidation of the Posted Collateral to any amounts payable by the-Pledgor with respect to any Obligations in that order as the Secured Party may elect.

Each party acknowledges and agrees that Posted Collateral in the form of securities may decline speedily in value and is of a type customarily sold on a recognized market, and, accordingly, the Pledgor is not entitled to prior notice of any sale of that Posted Collateral by the Secured Party, except any notice that is required under applicable law and cannot be waived.

(b) PLEDGOR'S RIGHTS AND REMEDIES. If at any time an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then (except in the case of an Early Termination Data relating to less than all Transactions (or Swap Transactions) where the Secured Party has paid in full all of its obligations that are then due under Section 6(e) of this Agreement):

     (i) the Pledgor may exercise all rights and remedies available to a pledgor under applicable law with respect to Posted Collateral held by the Secured Party;

     (ii) the Pledgor may exercise any other rights and remedies available to the Pledgor under the terms of Other Posted Support, if any;

     (iii) the Secured Party will be obligated immediately to Transfer all Posted Collateral and the Interest Amount to the Pledgor, and

     (iv) to the extent that Posted Collateral or the Interest Amount is not so Transferred pursuant to (iii) above, the Pledgor may:

           (A) Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

           (B) to the extent that the Pledgor does not Set-off under
               (iv)(A) above, withhold payment of any remaining amounts payable by the Pledgor with respect to any Obligations, up to the Value of any remaining Posted Collateral held by the Secured Party, until that Posted Collateral is Transferred to the Pledgor.

(c) DEFICIENCIES AND EXCESS PROCEEDS. The Secured Party will Transfer to the Pledgor any proceeds and Posted Credit Support remaining after liquidation. Set-off and/or application under Paragraphs 8(a) and 8(b) after satisfaction in full of all amounts payable by the Pledgor with respect to any Obligations; the Pledgor in all events will remain liable for any amounts remaining unpaid after any liquidation. Set-off and/or application under Paragraphs 8(a) and 8(b).

(d) FINAL RETURNS. When no amounts are or thereafter may become payable by the Pledgor with respect to any Obligations (except for any potential liability under Section 2(d) of this Agreement), the Secured Party will Transfer to the Pledgor all Posted Credit Support and the interest Amount, if any.

PARAGRAPH 9. REPRESENTATIONS

Each party represents to the other party (which representations will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers Eligible Collateral) that:

     (i) it has the power to grant a security interest in and lien on any Eligible Collateral it Transfers as the Pledgor and has taken all necessary actions to authorize the granting of that security interest and lien;

     (ii) it is the sole owner of or otherwise has the right to Transfer all Eligible Collateral it Transfers to the Secured Party hereunder, free and clear of any security interest, lien, encumbrance or other restrictions other than the security interest and lien granted under Paragraph 2;

     (iii) upon the Transfer of any Eligible Collateral the Secured
           Party under the terms of this Annex, the Secured Party will have a valid and perfected first priority security interest therein (assuming that any central clearing corporation or any third-party financial intermediary or other entity not within the control of the Pledgor involved in the Transfer of that Eligible Collateral gives the notices and takes the action required of it under applicable law for perfection of that interest); and

     (iv) the performance by it of its obligations under this Annex will not result in the creation of any security interest, lien or other encumbrance on any Posted Collateral other than the security interest and lien granted under Paragraph 2.

PARAGRAPH 10. EXPENSES

(a) GENERAL Except as otherwise provided in Paragraphs 10(b) and 10(c), each party will pay its own costs and expenses in connection with performing its obligations under this Annex and neither party will be liable for any costs and expenses incurred by the other party in connection herewith.

(b) POSTED CREDIT SUPPORT. The Pledgor will promptly pay when due all taxes, assessments or charges of any nature that are imposed with respect to Posted Credit Support held by the Secured Party upon becoming aware of the same, regardless of whether any portion of that Posted Credit Support is subsequently disposed of under Paragraph 6(c), except for those taxes, assessments and charges that result from the exercise of the Secured Party's rights under Paragraph 6(c).

(c) LIQUIDATION/APPLICATION OF POSTED CREDIT SUPPORT. All reasonable costs and expenses incurred by or on behalf of (he Secured Party or the Pledgor in connection with the liquidation and/or application of any Posted Credit Support under Paragraph 8 will be payable, on demand and pursuant to the Expenses Section of this Agreement, by the Defaulting Party or, if there is no Defaulting Party, equally by the parties.

PARAGRAPH 11. MISCELLANEOUS

(a) DEFAULT INTEREST. A Secured Party that fails to make, when due, any Transfer of Posted Collateral or the Interest Amount will be obligated to pay the Pledgor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value of the items of property that were required to be Transferred, from (and including) the date that Posted Collateral or Interest Amount was required to be Transferred to (but excluding) the date of Transfer of that Posted Collateral or Interest Amount. This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b) FURTHER ASSURANCES. Promptly following a demand made by a party, the other party will execute, deliver, file and record any financing statement, specific assignment or other document and lake any other action that may be necessary or desirable and reasonably requested by that party to create, preserve, perfect or validate any security interest or lien granted under Paragraph 2, to enable that party to exercise or enforce its rights under this Annex with respect to Posted Credit Support or an Interest Amount or to effect or document a release of a security interest on Posted Collateral or an Interest Amount.

(c) FURTHER PROTECTION. The Pledgor will promptly give notice to the Secured Party of, and defend against. any suit, action, proceeding or lien that involves Posted Credit Support Transferred by the Pledgor or that could adversely affect the security interest and lien granted by it under Paragraph 2, unless that suit. action, proceeding or lien results from the exercise of the Secured Party's rights under Paragraph 6(c).

(d) GOOD FAITH AND COMMERCIALLY REASONABLE MANNER. Performance of all obligations under this Annex. including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(e) DEMANDS AND NOTICES. All demands and notices made by a party under this Annex will be made as specified in the Notices Section of this Agreement, except as otherwise provided in Paragraph 13.

(f) SPECIFICATIONS OF CERTAIN MATTERS. Anything referred to in this Annex as being specified in Paragraph 13 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.

PARAGRAPH 12. DEFINITIONS

As used in this Annex:

"CASH" means the lawful currency of the United States of America.

"CREDIT SUPPORT AMOUNT" has the meaning specified in Paragraph 3.

"CUSTODIAN" has the meaning-specified in Paragraphs 6(b)(i) and 13.

"DELIVERY AMOUNT" has the meaning specified in Paragraph 3(a).

"DISPUTING PARTY" has the meaning specified in Paragraph 5.

"DISTRIBUTIONS" means with respect to Posted Collateral other than Cash, all principal, interest and other payments and distributions of cash or other property with respect thereto, regardless of whether the Secured Party has disposed of that Posted Collateral under Paragraph 6(c). Distributions will not include any item of property acquired by the Secured Party upon any disposition or liquidation of Posted Collateral or, with respect to any Posted Collateral in the form of Cash, any distributions on that collateral, unless otherwise specified herein.

"ELIGIBLE COLLATERAL" means, with respect to a party, the items, if any; specified as such for that party in Paragraph 13.

"ELIGIBLE CREDIT SUPPORT" means Eligible Collateral and Other Eligible
Support.

"EXPOSURE" means for any Valuation Date or other date for which Exposure is calculated and subject to Paragraph 5 in the case of a dispute, the amount, if any, that would be payable to a party that is the Secured Party by the other party (expressed as a positive number) or by a party that is the Secured Party to the other party (expressed as a negative number) pursuant to
Section 6(e)(ii)(2)(A) of this Agreement as if all Transactions (or Swap Transactions) were being terminated as of the relevant Valuation Time; PROVIDED that Market Quotation will be determined by the Valuation Agent using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of "Market Quotation").

"INDEPENDENT AMOUNT" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"INTEREST AMOUNT" means, with respect to an Interest Period, the aggregate sum of the amounts of interest calculated for each day in that Interest Period on the principal amount of Posted Collateral in the form of Cash held by the Secured Party on that day, determined by the Secured Party for each such day as follows:

         (x) the amount of that Cash on that day; multiplied by

         (y) the Interest Rate in effect for that day; divided by

         (z) 360.

"INTEREST PERIOD" means the period from (and including) the last Local Business Day on which an interest Amount was Transferred (or, if no interest Amount has yet been Transferred, the Local Business Day on which Posted Collateral in the form of Cash was Transferred to or received by the Secured Party) to (but excluding) the Local Business Day on which the current Interest Amount is to be Transferred.

"INTEREST RATE" means the rate specified in Paragraph 13.

"LOCAL BUSINESS DAY" unless otherwise specified in Paragraph 13, has the meaning specified in the Definitions Section of this Agreement, except that references to a payment in clause (b) thereof will be deemed to include a Transfer under this Annex.

"MINIMUM TRANSFER AMOUNT" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"NOTIFICATION TIME" has the meaning specified in Paragraph 13.

"OBLIGATIONS" means; with respect to a party, all present and future obligations of that party under this Agreement and any additional obligations specified for that party in Paragraph 13.

"OTHER POSTED SUPPORT" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

"OTHER POSTED SUPPORT" means all Other Eligible Support Transferred to the Secured Party that remains in effect for the benefit of that Secured Party.

"PLEDGOR" means either party, when that party (1) receives a demand for or is required to Transfer Eligible Credit Support under Paragraph 3(a) or
(ii) has Transferred Eligible Credit Support under Paragraph 3(a).

"POSTED COLLATERAL" means all Eligible Collateral, other property. Distributions, and all proceeds thereof that have been Transferred to or received by the Secured Party under this Annex and not Transferred to the Pledgor pursuant to Paragraph 3(b), 4(d)(ii) or 6(d)(i) or released by the Secured Party under Paragraph 8. Any Interest Amount or portion thereof not Transferred pursuant to Paragraph 6(d)(ii) will constitute Posted Collateral in the form of Cash.

"POSTED CREDIT SUPPORT" means Posted Collateral and Other Posted Support.

"RECALCULATION DATE" means the Valuation Date that gives rise to the dispute under Paragraph 5: PROVIDED, HOWEVER, that if a subsequent Valuation Dale occurs under Paragraph 3 prior to the resolution of the dispute, then the "Recalculation Date" means the most recent Valuation Date under Paragraph 3.

"RESOLUTION TIME" has the meaning specified in Paragraph 13.

"RETURN AMOUNT" has the meaning specified in Paragraph 3(b).

"SECURED PARTY" means either party, when that party (i) makes a demand for or is entitled to receive Eligible Credit Support under Paragraph 3(a) or (ii) holds or is deemed to hold Posted Credit Support.

"SPECIFIED CONDITION" means, with respect to a party, any event specified as such for that party in Paragraph 13.

"SUBSTITUTE CREDIT SUPPORT" has the meaning specified in Paragraph 4(d)(i).

"SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

"THRESHOLD" means, with respect to a party, the amount specified as such for that party .in Paragraph 13; if no amount is specified, zero.

"TRANSFER" means, with respect to any Eligible Credit Support. Posted
Credit Support or Interest Amount, and in accordance with the instructions of the Secured Party, Pledgor or Custodian, as applicable:

        (i) in the case of Cash, payment or delivery by wire transfer into one or more bank accounts specified by the recipient;

        (ii) in the case of certificated-securities that cannot be paid or delivered by book-entry. payment or delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, assignments in blank, transfer tax stamps and any other documents necessary to constitute a legally valid transfer to the recipient:

        (iii) in the case of securities that can be paid or delivered by book-entry, the giving of written instructions to the relevant depository institution or other entity specified by the recipient, together with a written copy thereof to the recipient, sufficient if complied with to result in a legally effective transfer of the relevant interest to the recipient; and

        (iv) in the case 6f Other Eligible Support or Other Posted Support, as specified in Paragraph 13.

"VALUATION AGENT" has the meaning specified in Paragraph 13.

"VALUATION DATE" means each date specified in or otherwise determined pursuant to Paragraph 13.

"VALUATION PERCENTAGE" means, for any item of Eligible Collateral, the percentage specified in Paragraph 13.

"VALUATION TIME" has the meaning specified in Paragraph 13.

"VALUE" means for any Valuation Date or other date for which Value is calculated and subject to Paragraph 5 in the case of a dispute, with respect to:

        (i)   Eligible Collateral or Posted Collateral that is:

              (A) Cash, the amount thereof; and

              (B) a security, the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any.

        (ii) Posted Collateral that consists of items that arc not specified as Eligible Collateral, zero; and

        (iii) Other Eligible Support and Other Posted Support, as specified in Paragraph 13.


DRESDNER BANK AG,                           MINERAL RIDGE
NEW YORK BRANCH                             RESOURCES INC.

By: (s) P. Douglas Sherrod                  By: (s)
    ---------------------------                 ---------------------------

Title: Vice President                       Title: Vice President
    ---------------------------                 ---------------------------

By: (s) Wayde Colquhoun                     By: (s)
    ---------------------------                 ---------------------------
Title: Vice President                       Title: President
    ---------------------------                 ---------------------------

Unilateral

PARAGRAPH 13. ELECTIONS AND VARIABLES

(a) SECURITY INTEREST FOR "OBLIGATIONS". The term "OBLIGATIONS" as used in this Annex includes the following additional obligations:

    With respect to Party A: NONE

    With respect to Party B: NONE

(b) CREDIT SUPPORT OBLIGATIONS

    (i)   DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

          (A) :DELIVERY AMOUNT" has the meaning specified in Paragraph 3(a), unless otherwise specified here:
                                              --------------------------------

          (B) "RETURN AMOUNT" has the meaning specified in Paragraph 3(b), unless otherwise specified here:
                                               -------------------------------

          (C) "CREDIT SUPPORT AMOUNT" has the meaning specified in Paragraph
              3. unless otherwise specified here:
                                               -------------------------------

    (ii) ELIGIBLE COLLATERAL. The following items will qualify as "ELIGIBLE COLLATERAL" for the Party B:

                                                                    Valuation
                                                                   Percentage
(A)    Cash                                                        100%

(B)    negotiable debt obligations issued by the U.S                95%
       Treasury Department having an original
       maturity at issuance of not more than
       one year ("Treasury Bills")

(C)    negotiable debt obligations issued by the U.S.               95%
       Treasury Department having an original
       maturity at issuance of more than one
       year but not more than 10 years ("Treasury
       Notes")

(d)    negotiable debt obligations issued by the U.S.               95%
       Treasury Department having an original
       maturity at issuance of more than 10
       years ("Treasury Bonds")


(iii) OTHER ELIGIBLE SUPPORT. The following items will qualify as "OTHER ELIGIBLE SUPPORT" for the party specified: NONE

(iv)   THRESHOLDS.

       (A) "INDEPENDENT AMOUNT" for the Pledgor means $0.

       (B) "THRESHOLD" for the Pledgor means $7,000,000.00

       (C) "MINIMUM TRANSFER AMOUNT" for the Pledgor means $500,000.

       (D) ROUNDING. The Delivery Amount and the Return Amount will be rounded up and down to the nearest integral multiple of $50,000, respectively.

(c)  VALUATION AND TIMING.

     (i)   "VALUATION AGENT" means, THE SECURED PARTY.

     (ii) "VALUATION DATE" means: ANY LOCAL BUSINESS DAY WHICH, IF TREATED AS A VALUATION DATE, WOULD RESULT IN A DELIVERY AMOUNT OR RETURN AMOUNT.

     (iii) "VALUATION TIME" means:

           [ ] the close of business on the city of the Valuation Agent on the Valuation Date or date of calculation, as applicable;

           [X] the close of business on the Local Business Day before the Valuation Date or date of calculation, as applicable;

          PROVIDED that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

     (iv) "NOTIFICATION TIME" means 1:00 p.m., New York time, on a Local Business Day, unless otherwise specified here:

(d) CONDITIONS PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES. The following Termination Event(s) will be a "SPECIFIED CONDITION" for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party):

     Illegality
     Tax Event
     Tax Event Upon Merger
     Credit Event Upon Merger
     Additional Termination Event(s):               NONE

(e)  SUBSTITUTION.

     (i) "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii). unless otherwise specified here:

           --------------------------------------------------------------

     (ii) CONSENT. If specified here as applicable, then the Pledgor must obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d): Applicable

(f)  DISPUTE RESOLUTION.

     (i) "RESOLUTION TIME" means 1:00 p.m., New York time, on the Local Business Day following the dale on which the notice is given that gives rise to a dispute under Paragraph 5, unless otherwise specified here:

           --------------------------------------------------------------

     (ii) VALUE. For the purpose of Paragraphs 5(i)(C) and 5(ii), the Value of Posted Credit Support will be calculated as follows:

           --------------------------------------------------------------

     (iii) ALTERNATIVE. The provisions of Paragraph 5 will apply, unless an alternative dispute resolution procedure is specified here:

           --------------------------------------------------------------

(g)  HOLDING AND USING POSTED COLLATERAL.

     (i) ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS. Party A and its Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); PROVIDED that the following conditions applicable to it are satisfied:

          (1)  The Secured Party: The Secured Party is not a Defaulting
               Party.

          (2)  Posted Collateral may be held only in the following
               jurisdictions:
                             --------------------------------------------

          (3)  ----------------------------------------------------------

          Initially, the Custodian for the Secured Party is:

     (ii) Use of Posted Collateral. The provisions of Paragraph 6(c) will apply.

(h)  DISTRIBUTIONS AND INTEREST AMOUNT.

     (i)   INTEREST RATE. The "INTEREST RATE" will be:

     (ii) TRANSFER OF INTEREST AMOUNT. The Transfer of the Interest Amount will be made on the last Local Business Day of each calendar month and on any Local Business Day that Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b), unless otherwise specified here:

     (iii) ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph 6(d)(ii) will apply, unless otherwise specified here:

(i)  ADDITIONAL REPRESENTATIONS).

Pledgor represents to the secured party (which representations) will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers Eligible Collateral) that:

     (i)
           -------------------------------------------------------------------


     (ii)
           -------------------------------------------------------------------

(j)  OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT.

     (i) "VALUE" with respect to Other Eligible Support and Other Posted Support means:

           -------------------------------------------------------------------

     (ii) "TRANSFER" with respect to Other Eligible Support and Other Posted Support means:

           -------------------------------------------------------------------

(k) DEMANDS AND NOTICES.

All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, unless otherwise specified here NOTIFICATION MAY BE COMBINED WITH DEMAND FOR A DELIVERY AMOUNT

(1)  ADDRESSES FOR TRANSFERS.

     Party A: DRESDNER BANK AG NEW YORK BRANCH - METALS GROUP
              75 WALL ST. NEW YORK, NY 10005 ATTN: P. DOUGLAS SHERROD TELECOPY NO.: (212) 429-4399
              TELEPHONE NO.:(212) 429-4300

     Party B: MINERAL RIDGE RESOURCES, INC.
              355 BURRARD ST. SUITE 540
              VANCOUVER, BRITISH COLUMBIA V6C 2GB ATTN: JAMES M. CARTER TELECOPY NO.: (604) 681-4170
              TELEPHONE NO.: (604) 687-0619

(m)  OTHER PROVISIONS:

     AGREEMENT AS TO SINGLE SECURED PARTY AND PLEDGOR. Party A and Party B agree that, notwithstanding anything to the contrary in the recital to this Annex, Paragraph l(b) or Paragraph 2 or the definitions in Paragraph 12, (a) the term "SECURED PARTY" as used in this Annex means only Party A, (b) the term "PLEDGOR" as used in this Annex means only Party B, (c) only Party B makes the pledge and grant in Paragraph 2, the acknowledgment in the final sentence of Paragraph 8(a) and the representations in Paragraph 9 and (d) only Party B will be required to make Transfers of Eligible Credit Support hereunder.


DRESDNER BANK AG,                         MINERAL RIDGE
NEW YORK BRANCH                           RESOURCES INC.

By: (s) P. Douglas Sherrod                By: (s)
    ----------------------------              -----------------------------

Title: Vice President                     Title: Vice President
    ----------------------------              -----------------------------


By: (s) Wayde Colquhoun                   By: (s)
    ----------------------------              -----------------------------

Title: Vice President                     Title: President
    ----------------------------              -----------------------------

                                   EXHIBIT N


                            [Intentionally Omitted]

                                   EXHIBIT O


                            [Intentionally Omitted]

                                   EXHIBIT P


                            ACCOMMODATION AGREEMENT

                                [See Attached]

                            ACCOMMODATION AGREEMENT

          THIS ACCOMMODATION AGREEMENT (the "AGREEMENT") is made and entered into effective as of this 17th day of January, 1997, by and among MARY MINING COMPANY, INC., a Florida corporation, as Trustee for the Land Trust Agreement, Trust No. 6050934, dated March 8. 1973 ("MMC"), MINERAL RIDGE RESOURCES INC., a Nevada corporation ("MRRI") and DRESDNER BANK AG, New York and Grand Cayman Branches ("DRESDNER").

                                   RECITALS

        A. MMC and MRRI entered into a Deed with Reservation of Net Smelter Returns Royalty dated January 15, 1997, effective December 1, 1996, (the "DEED") pursuant to which MMC conveyed to MRRI certain real property and real property interests in Esmerelda County, Nevada, as more particularly described in Exhibit A attached hereto and incorporated herein by reference (the "REAL PROPERTY"). Pursuant to the Deed, MMC received a net smelter returns royalty on the production of Ores and Minerals (as defined in the Deed) from the Real Property (the "ROYALTY INTEREST").

        B. To secure the payment by MRRI of the Royalty Interest, MMC, MRRI and First American Title Company (as Trustee) entered into a Deed of Trust with Power of Sale, Assignment of Production, Security Agreement, Financing Statement and Fixtures Filing dated effective December 1, 1996 (the "MMC DEED OF TRUST"). Pursuant to the MMC Deed of Trust (a true and complete copy of which MRRI has provided to Dresdner), MRRI granted to the Trustee, in trust with power of sale, all of MRRI's right, title and interest in and to the Real Property and certain rights ancillary thereto (referred to in the MMC Deed of Trust and hereinafter as the "PROPERTY").

        C. Dresdner has agreed to make certain loans to MRRI pursuant to the terms and conditions of a Loan Agreement (the "LOAN AGREEMENT") of even date herewith, the proceeds of which loans are to be used for construction and development of a mine and mining and processing facilities by MRRI which will be located on or include the Property.

        D. MMC, MRRI and Dresdner wish to enter into this Agreement in order to establish certain rights between the parties insofar as the MMC Deed of Trust may affect or be affected by the Loan Agreement and related Collateral Agreements (including a Deed of Trust, Security Agreement, Financing Statement and Assignment of Production and Proceeds of even date herewith among MRRI, Cow County Title Insurance Company, as Trustee, and Dresdner, referred to hereinafter as the "DRESDNER DEED OF TRUST," a true and complete copy of which MRRI has provided to MMC).

        IN WITNESS WHEREOF, the parties have executed this Accommodation Agreement as of the date first mentioned above.

                                       MARY MINING COMPANY, INC., a
                                       Florida corporation, as Trustee
                                       for the Land Trust Agreement,
                                       Trust No. 6050934, dated March 8, 1973

                                       By:
                                            -----------------------------------
                                            Name:
                                                   ----------------------------
                                            Title:
                                                   ----------------------------

                                       MINERAL RIDGE RESOURCES INC., a
                                       Nevada corporation

                                       By:
                                            -----------------------------------
                                            Name:
                                                   ----------------------------
                                            Title:
                                                   ----------------------------

                                       DRESDNER BANK AG. New York and
                                       Grand Cayman Branches

                                       By:
                                            -----------------------------------
                                            Name:
                                                   ----------------------------
                                            Title:
                                                   ----------------------------

                                   AGREEMENT

        NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements herein set forth, intending legally to be bound hereby, the parties agree as follows:

        1. CONSENT TO DEED OF TRUST. Dresdner hereby acknowledges and agrees that the MMC Deed of Trust shall constitute a Permitted Lien under the Loan Agreement. MMC hereby consents to the grant by MRRI to Dresdner of a security interest in and to the Property as described and set forth in the Dresdner Deed of Trust. Such consent by MMC is conditioned upon Dresdner or any third Party who obtains title to the Property or any interest therein as a result of foreclosure under the Dresdner Deed of Trust taking such title expressly subject to the Deed, the Royalty Interest and the MMC Deed of Trust.

        2.   DEFAULT BY MRRI.

             (a) In the event MRRI defaults in the performance of any obligation under the MMC Deed of Trust, and prior to taking any action to enforce any of its rights arising from such a default, MMC agrees to notify Dresdner of such default. With or without the receipt of notice or the passage of time, Dresdner shall have the right, but not the obligation, to make any payment or perform any obligation required of MRRI under the MMC Deed of Trust; and MMC hereby agrees to accept any such payment or performance by Dresdner as if made or performed by MRRI. The performance of any such obligation by Dresdner in the place of MRRI, if so paid or performed within the time and in the manner required under the MMC Deed of Trust shall cure the default of MRRI as if MRRI had performed such obligation in accordance with the terms of the MMC Deed of Trust. If Dresdner makes any payment required of MRRI under the MMC Deed of Trust, such payment shall be treated as a demand obligation in accordance with the provisions of Section
6.4 of the Dresdner Deed of Trust, bearing interest at the penalty rate set forth in the Loan Agreement.

             (b) Notwithstanding the performance of any obligation under the MMC Deed of Trust by Dresdner on behalf of MRRI, the failure of MRRI to have performed any obligation in the manner required by the MMC Deed of Trust nonetheless shall constitute an event of default for purposes of the Loan Agreement and the Dresdner Deed of Trust and Dresdner shall have all rights and remedies afforded it pursuant to the Loan Agreement or the Dresdner Deed of Trust. Having once performed any obligation on behalf of MRRI under the MMC Deed of Trust, Dresdner shall have no obligation hereunder or otherwise to perform similar obligations in the event of a subsequent failure of MRRI to perform such obligation. Dresdner shall have no responsibility or liability to MRRI whatsoever in the event Dresdner undertakes to perform an obligation otherwise required of MRRI and the performance of the obligation is determined subsequently to have been untimely or in any other manner inadequate.

             (c) In the event MRRI defaults in the performance of any obligation under the Loan Agreement, Dresdner agrees to notify MMC of such default.

        3. TERMINATION. This Agreement shall terminate upon the repayment by MRRI to Dresdner of all the Indebtedness and Dresdner shall promptly advise MMC of such repayment. Upon such termination Dresdner agrees to execute, acknowledge and deliver proper instruments evidencing the termination of this Agreement, the Collateral Agreements, the Loan Agreement and the relinquishment of any right, interest, claim or demand in or to all or any portion of the Property.

        4.   MISCELLANEOUS.
             (a) Notices and payments by and between the parties shall be made in the manner provided in Section 18 of the MMC Deed of Trust, except that Dresdner may make payments to MMC, in the event it elects to do so pursuant to Paragraph 2 above, by wire transfer of funds to an account designated for that purpose by MMC. Any notices to Dresdner shall be addressed as follows:

             Dresdner Bank AG,
             New York and Grand Cayman Branches
             Metals Group
             75 Wall Street
             New York. New York 10005-2889
             Attention:     P. Douglas Sherrod, Vice President
             Telephone:     (212) 429-4300
             Fax:           (212) 429-4399

             (b) All notices or other communications in connection with or pursuant to this Agreement shall be in writing and shall be delivered by hand or sent by registered or certified mail, reputable overnight courier or facsimile (such facsimile followed by a letter sent by registered or certified mail or by reputable overnight courier) addressed to the parties as described above (or to such other address as the parties may designate by notice). A notice delivered by hand to a party shall be deemed received when delivered. A notice sent by mail shall be deemed received on the fifth day after mailing. A notice sent by courier shall be deemed received on the third day after sending. A notice sent by facsimile shall be deemed received upon receipt of the relevant confirmation or answer back.

             (c) Any capitalized terms used, but not otherwise defined herein, shall have the meaning ascribed thereto in the Loan Agreement, as appropriate in the context of the use of such terms.

             (d) This Agreement shall be binding upon the successors and assigns of the parties hereto.

             (e) This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, except to the extent that the application of Nevada rules pertaining to conflicts of laws would result in the application of the laws of another jurisdiction.

             (f) This Agreement may be executed in counterparts, and each of which, when so executed, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

             (g) This Agreement constitutes the entire understanding of the parties hereto concerning the subject matter hereof, and no amendment or waiver of any provision of this Agreement shall be effective unless in writing and signed by all the parties.

        IN WITNESS WHEREOF, the parties have executed this Accommodation Agreement as of the date first mentioned above.

                                       MARY MINING COMPANY, INC., a
                                       Florida corporation, as Trustee
                                       for the Land Trust Agreement,
                                       Trust No. 6050934, dated March 8, 1973

                                       By:
                                            -----------------------------------
                                            Name:
                                                   ----------------------------
                                            Title:
                                                   ----------------------------


                                       MINERAL RIDGE RESOURCES INC., a
                                       Nevada corporation

                                       By:
                                            -----------------------------------
                                            Name:
                                                   ----------------------------
                                            Title:
                                                   ----------------------------

                                       DRESDNER BANK AG, New York and
                                       Grand Cayman Branches

                                       By:
                                            -----------------------------------
                                            Name:
                                                   ----------------------------
                                            Title:
                                                   ----------------------------

                                   SCHEDULE 1

                                      LANDS

1.       Unpatented Claims


    ----------------------------------------------------------------------------------------------------------------
                          MINERAL RIDGE RESOURCES INC.
    ----------------------------------------------------------------------------------------------------------------
        CLAIM NAME       TOWNSHIP        SECTION       RANGE      BOOK         PAGE      LOCATION     BLM SERIAL
                                                                                           DATE         NUMBER
    ----------------------------------------------------------------------------------------------------------------
    New Andrew V            2 S             1          38 E      94(182)     502(335)     9/2/84        324341
    ----------------------------------------------------------------------------------------------------------------
    K2                      2 S            1,2         38 E      94(182)     504(337)     9/1/84        324343
    ----------------------------------------------------------------------------------------------------------------
    Wedge 4                 2 S             1          38 E        111         329        2/4/87        403136
    ----------------------------------------------------------------------------------------------------------------
    Wedge 5                 2 S             1          38 E        111         330        2/4/87        403137
    ----------------------------------------------------------------------------------------------------------------
    Wedge 8                 2 S             2          38 E        111         333        2/5/87        403140
    ----------------------------------------------------------------------------------------------------------------
    Wedge 9                 2 S            1,2         38 E     111(182)     334(341)     2/5/87        403141
    ----------------------------------------------------------------------------------------------------------------
    Wedge 10                2 S             2          38 E        111         335        2/4/87        403142
    ----------------------------------------------------------------------------------------------------------------
    Wedge 11                2 S             2          38 E        111         336        2/4/87        403143
    ----------------------------------------------------------------------------------------------------------------
    Mineral Ridge 1         2 S             1          38 E        113         407        7/1/87        420478
    ----------------------------------------------------------------------------------------------------------------
    Mineral Ridge 2         2 S             1          38 E        113         408        7/1/87        420479
    ----------------------------------------------------------------------------------------------------------------
    Mineral Ridge 3         2 S             1          38 E     113(182)     409(339)     7/1/87        420480
    ----------------------------------------------------------------------------------------------------------------
    Sue 1                   2 S             2          38 E        182         371       11/29/95       725982
    ----------------------------------------------------------------------------------------------------------------
    Sue 2                   2 S             2          38 E        182         372       11/29/95       725983
    ----------------------------------------------------------------------------------------------------------------
    Sue 3                   2 S             2          38 E        182         373       11/29/95       725984
    ----------------------------------------------------------------------------------------------------------------
    Sue 4                   2 S             2          38 E        182         374       11/29/95       725985
    ----------------------------------------------------------------------------------------------------------------
    Sue 5                   2 S             2          38 E        182         375       11/29/95       725986
    ----------------------------------------------------------------------------------------------------------------
    Sue 6                   2 S            1,2         38 E        182         376       11/29/95       725987
    ----------------------------------------------------------------------------------------------------------------
    Sue 7                   2 S            1,2         38 E        182         377       11/29/95       725988
    ----------------------------------------------------------------------------------------------------------------
    Sue 8                   2 S             1          38 E        182         378       11/29/95       725989
    ----------------------------------------------------------------------------------------------------------------
    NCY 1                   2 S          11, 12        38 E        182         350       11/28/95       725990
    ----------------------------------------------------------------------------------------------------------------
    NCY 2                   2 S       1, 2, 11, 12     38 E        182         351       11/28/95       725991
    ----------------------------------------------------------------------------------------------------------------
    NCY 3                   2 S            12          38 E        182         352       11/28/95       725992
    ----------------------------------------------------------------------------------------------------------------
    NCY 4                   2 S           1, 12        38 E        182         353       11/28/95       725993
    ----------------------------------------------------------------------------------------------------------------
    NCY 5                   2 S            12          38 E        182         354       11/28/95       725994
    ----------------------------------------------------------------------------------------------------------------
    NCY 6                   2 S            12          38 E        182         355       11/28/95       725995
    ----------------------------------------------------------------------------------------------------------------
    NCY 7                   2 S           1, 12        38 E        182         356       11/28/95       725996
    ----------------------------------------------------------------------------------------------------------------

                                      -1-

    ----------------------------------------------------------------------------------------------------------------
                          MINERAL RIDGE RESOURCES INC.
    ----------------------------------------------------------------------------------------------------------------
        CLAIM NAME       TOWNSHIP        SECTION       RANGE      BOOK         PAGE      LOCATION     BLM SERIAL
                                                                                           DATE         NUMBER
    ----------------------------------------------------------------------------------------------------------------
    NCY 8                   2 S            12          38 E        182         357       11/28/95       725997
    ----------------------------------------------------------------------------------------------------------------
    NCY 9                   2 S           1, 12        38 E        182         358       11/28/95       725998
    ----------------------------------------------------------------------------------------------------------------
    NCY 10                  2 S            12          38 E        182         359       11/28/95       725999
    ----------------------------------------------------------------------------------------------------------------
    NCY 11                  2 S           1,12         38 E        182         360       11/28/95       726000
    ----------------------------------------------------------------------------------------------------------------
    NCY 12                  2 S           1, 12        38 E        182         361       11/28/95       726001
    ----------------------------------------------------------------------------------------------------------------
    NCY 13                  2 S          11, 12        38 E        182         362       11/28/95       726002
    ----------------------------------------------------------------------------------------------------------------
    NCY 14                  2 S            12          38 E        182         363       11/28/95       726003
    ----------------------------------------------------------------------------------------------------------------
    NCY 15                  2 S            12          38 E        182         364       11/28/95       726004
    ----------------------------------------------------------------------------------------------------------------
    NCY 16                  2 S            12          38 E        182         365       11/28/95       726005
    ----------------------------------------------------------------------------------------------------------------
    NCY 17                  2 S            12          38 E        182         366       11/28/95       726006
    ----------------------------------------------------------------------------------------------------------------
    NCY 18                  2 S            12          38 E        182         367       11/28/95       726007
    ----------------------------------------------------------------------------------------------------------------
    NCY 19                  2 S          11, 12        38 E        182         368       11/29/95       726008
    ----------------------------------------------------------------------------------------------------------------
    NCY 20                  2 S            12          38 E        182         369       11/29/95       726009
    ----------------------------------------------------------------------------------------------------------------
    NCY 21                  2 S            12          38 E        182         370       11/29/95       726010
    ----------------------------------------------------------------------------------------------------------------
    Con 1                   2 S            1,2         38 E        182         347       11/29/95       726011
    ----------------------------------------------------------------------------------------------------------------
    Con 2                   2 S            1,2         38 E        182         348       11/29/95       726012
    ----------------------------------------------------------------------------------------------------------------
    MIK 1                   2 S             1          38 E        182         349       11/29/95       726013
    ----------------------------------------------------------------------------------------------------------------
    Ben 1                   2 S             1          38 E        184       312-313      3/29/96       735112
    ----------------------------------------------------------------------------------------------------------------
    Ben 2                   2 S             1          38 E        184       314-315      3/29/96       735113
    ----------------------------------------------------------------------------------------------------------------
    Ben 3                   2 S             1          38 E        184       316-317      3/29/96       735114
    ----------------------------------------------------------------------------------------------------------------
    Ben 4                   2 S           1, 2         38 E        184       318-319      3/29/96       735115
    ----------------------------------------------------------------------------------------------------------------
    CCC 1                   2 S           7, 8         39 E        194         169        1/13/98       786167
    ----------------------------------------------------------------------------------------------------------------
    CCC 2                   2 S             8          39 E        194         170        1/13/98       786168
    ----------------------------------------------------------------------------------------------------------------
    CCC 3                   2 S             8          39 E        194         171        1/13/98       786169
    ----------------------------------------------------------------------------------------------------------------
    CCC 4                   2 S             8          39 E        194         172        1/13/98       786170
    ----------------------------------------------------------------------------------------------------------------
    CCC 5                   2 S             8          39 E        194         173        1/13/98       786171
    ----------------------------------------------------------------------------------------------------------------
    CCC 6                   2 S             8          39 E        194         174       10/31/97       786172
    ----------------------------------------------------------------------------------------------------------------
    CCC 7                   2 S             8          39 E        194         175       10/31/97       786173
    ----------------------------------------------------------------------------------------------------------------
    CCC 8                   2 S           5, 8         39 E        194         176       10/31/97       786174
    ----------------------------------------------------------------------------------------------------------------
    CCC 9                   2 S           5, 8         39 E        194         177       10/31/97       786175
    ----------------------------------------------------------------------------------------------------------------
    CCC 10                  2 S           7, 8         39 E        194         178        1/13/98       786176
    ----------------------------------------------------------------------------------------------------------------
    CCC 11                  2 S           7, 8         39 E        194         179        1/13/98       786177
    ----------------------------------------------------------------------------------------------------------------
    CCC 12                  2 S           7, 8         39 E        194         180        1/13/98       786178
    ----------------------------------------------------------------------------------------------------------------
    CCC 13                  2 S           5, 8         39 E        194         181       10/31/97       786179
    ----------------------------------------------------------------------------------------------------------------

                                     -2-

    ----------------------------------------------------------------------------------------------------------------
                          MINERAL RIDGE RESOURCES INC.
    ----------------------------------------------------------------------------------------------------------------
        CLAIM NAME       TOWNSHIP        SECTION       RANGE      BOOK         PAGE      LOCATION     BLM SERIAL
                                                                                           DATE         NUMBER
    ----------------------------------------------------------------------------------------------------------------
    CCC 14                  2 S           5, 8         39 E        194         182       10/31/97       786180
    ----------------------------------------------------------------------------------------------------------------
    CCC 15                  2 S             5          39 E        194         183       10/31/97       786181
    ----------------------------------------------------------------------------------------------------------------
    CCC 16                  2 S             5          39 E        194         184       10/31/97       786182
    ----------------------------------------------------------------------------------------------------------------
    CCC 17                  2 S             7          39 E        194         185       10/29/97       786183
    ----------------------------------------------------------------------------------------------------------------
    CCC 18                  2 S             7          39 E        194         186       10/29/97       786184
    ----------------------------------------------------------------------------------------------------------------
    CCC 19                  2 S             6          39 E        194         187       10/29/97       786185
    ----------------------------------------------------------------------------------------------------------------
    CCC 20                  2 S             6          39 E        194         188       10/29/97       786186
    ----------------------------------------------------------------------------------------------------------------
    CCC 21                  2 S           5, 6         39 E        194         189       10/29/97       786187
    ----------------------------------------------------------------------------------------------------------------
    CCC 22                  2 S             5          39 E        194         190       10/29/97       786188
    ----------------------------------------------------------------------------------------------------------------



         --------------------------------------------------------------------------------------------------------------
                                                   MARY MINING COMPANY, INC.
         --------------------------------------------------------------------------------------------------------------
             CLAIM NAME       TOWNSHIP       SECTION       RANGE      BOOK      PAGE      LOCATION   BLM SERIAL NUMBER
                                                                                            DATE
         --------------------------------------------------------------------------------------------------------------
         Mark 1                1, 2 S         36, 1         38 E        9        419       2/9/73          89365
         --------------------------------------------------------------------------------------------------------------
         Mark 2                1, 2 S         36, 1         38 E        9        420       2/9/73          89366
         --------------------------------------------------------------------------------------------------------------
         Mark 3                  2 S            1           38 E        9        421       2/9/73          89367
         --------------------------------------------------------------------------------------------------------------
         Mark 4                1, 2 S         36, 1         38 E        9        422       2/9/73          89368
         --------------------------------------------------------------------------------------------------------------
         Mark 5                1, 2 S         36, 1         38 E        9        423       2/9/73          89369
         --------------------------------------------------------------------------------------------------------------
         Mark 6                  1 S            36          38 E        9        424       2/9/73          89370
         --------------------------------------------------------------------------------------------------------------
         Mark 7                  2 S          36, 1         38 E        9        425       2/9/73          89371
         --------------------------------------------------------------------------------------------------------------
         Mark 8                  1 S            36          38 E        9        426       2/9/73          89372
         --------------------------------------------------------------------------------------------------------------
         Mark 9                1, 2 S      1, 6, 36, 31   38, 39 E      9        427       2/9/73          89373
         --------------------------------------------------------------------------------------------------------------
         Mark 10                 1 S            36          38 E        9        428       2/9/73          89374
         --------------------------------------------------------------------------------------------------------------
         Mark 11                 1 S          36, 31      38, 39 E      9        429       2/9/73          89375
         --------------------------------------------------------------------------------------------------------------
         Mark 12                 1 S            36           38         9        430       2/9/73          89376
         --------------------------------------------------------------------------------------------------------------
         Mark 13                 1 S          36, 31      38, 39 E      9        431       2/9/73          89377
         --------------------------------------------------------------------------------------------------------------
         Mark 14                 1 S          36, 31      38, 39 E      9        432       2/9/73          89378
         --------------------------------------------------------------------------------------------------------------
         Mark 15                 1 S          36, 31      38, 39 E      9        433       2/9/73          89379
         --------------------------------------------------------------------------------------------------------------
         Mark 16                 1 S          36, 31      38, 39 E      9        434       2/9/73          89380
         --------------------------------------------------------------------------------------------------------------
         Mark 17                 1 S            31          39 E        9        435       2/9/73          89381
         --------------------------------------------------------------------------------------------------------------
         Mark 18                 1 S          36, 31      38, 39 E      9        436       2/9/73          89382
         --------------------------------------------------------------------------------------------------------------
         Mark 19                 1 S            31          39 E        9        437       2/9/73          89383
         --------------------------------------------------------------------------------------------------------------
         Mark 21                 2 S           1, 6       38, 39 E      9        439      2/12/73          89385
         --------------------------------------------------------------------------------------------------------------
         Mark 22               1, 2 S        31, 1, 6     38, 39 E      9        440      2/12/73          89386
         --------------------------------------------------------------------------------------------------------------
         Mark 23               1, 2 S         31, 6         39 E        9        441      2/12/73          89387
         --------------------------------------------------------------------------------------------------------------
         Mark 24               1, 2 S         31, 6         39 E        9        442      2/12/73          89388
         --------------------------------------------------------------------------------------------------------------
         Mark 25                 1 S            31          39 E        9        443      2/12/73          89389
         --------------------------------------------------------------------------------------------------------------
         Mark 26               1, 2 S         31, 6         39 E        9        444      2/12/73          89390
         --------------------------------------------------------------------------------------------------------------
         Mark 27                 1 S            31          39 E        9        445      2/12/73          89391
         --------------------------------------------------------------------------------------------------------------
         Mark 28               1, 2 S         31, 6         39 E        9        446      2/12/73          89392
         --------------------------------------------------------------------------------------------------------------
         Mark 29                 1 S            31          39 E        9        447      2/12/73          89393
         --------------------------------------------------------------------------------------------------------------
         Mark 30                 1 S            31          39 E        9        448      2/12/73          89394
         --------------------------------------------------------------------------------------------------------------
         Mark 31                 1 S            31          39 E        9        449      2/12/73          89395
         --------------------------------------------------------------------------------------------------------------
         Mark 32                 1 S            31          39 E        9        450      2/12/73          89396
         --------------------------------------------------------------------------------------------------------------
         Mark 33                 2 S            1           38 E        9        451      2/13/73          89397
         --------------------------------------------------------------------------------------------------------------
         Mark 34                 2 S            1           38 E        9        452      2/13/73          89398
         --------------------------------------------------------------------------------------------------------------

                                     -4-

         --------------------------------------------------------------------------------------------------------------
                                                   MARY MINING COMPANY, INC.
         --------------------------------------------------------------------------------------------------------------
             CLAIM NAME       TOWNSHIP       SECTION       RANGE      BOOK      PAGE      LOCATION   BLM SERIAL NUMBER
                                                                                            DATE
         --------------------------------------------------------------------------------------------------------------
         Mark 35                 2 S          1, 12         38 E        9        453      2/13/73          89399
         --------------------------------------------------------------------------------------------------------------
         Mark 36                 2 S            1           38 E        9        454      2/13/73          89400
         --------------------------------------------------------------------------------------------------------------
         Mark 37                 2 S          1, 12         38 E        9        455      2/13/73          89401
         --------------------------------------------------------------------------------------------------------------
         Mark 38                 2 S          1, 12         38 E        9        456      2/13/73          89402
         --------------------------------------------------------------------------------------------------------------
         Mark 39                 2 S           1, 6       38, 39 E      9        457      2/13/73          89403
         --------------------------------------------------------------------------------------------------------------
         Mark 40                 2 S           1, 6       38, 39 E      9        458      2/13/73          89404
         --------------------------------------------------------------------------------------------------------------
         T.W. No. 1              2 S            6           39 E        7        453      7/14/72          89406
         --------------------------------------------------------------------------------------------------------------
         Bonanza #I              2 S            6           39 E       1-0       314      4/14/60          89408
         --------------------------------------------------------------------------------------------------------------
         Bonanza #II             2 S            6           39 E       1-0       315      4/14/60          89409
         --------------------------------------------------------------------------------------------------------------
         Mark 200                2 S            1           38 E       175       85       1/23/94         694688


2.       Patented Claims


         -------------------------------------------------------
                                 SUMMARY
                                            CLAIMS      ACRES
         -------------------------------------------------------
                          mine area, MMC      34        378.6
                              Blair, MMC       8        165.0
                          Valcalda Spgs,       1        125.0
                                     MMC(1)
                        Silver Peak, MMC       2          9.6
         -------------------------------------------------------
                           Subtotal, MMC      45        678.1
                       MRRI, Silver Peak(2)    0          0.9
                         BUSA, mine area       9        169.9
         -------------------------------------------------------
                             Grand Total      54        848.9
         -------------------------------------------------------

         (1.) includes 120.0 acres FEE land
         (2.) town lot

OWNERS (Claimants):

     "MMC" Mary Mining Company, Inc.. Trustee for the Land Trust Agreement, Tr 6050934, dated March 8, 1993; c/o William McLean, Jr., 707 Florida, Tampa, Florida 33602; tele:
                  813-223-4785

     "MRRI" Mineral Ridge Resources Inc., PO Box 67, Silver Peak, Nevada 89047 tele: 702-837-2280

     "BUSA" Benguetcorps USA, Inc., c/o Robert V. Schnabel, 1110 Vermont Ave, Suite 600, Washington, D.C. 20005; tele:
                  202-638-2241

   "DUD" and "ST" Helen Dudley and Stewarts (own overriding royalty in certain

LOC (Location):

     "MR" = Mineral Ridge; "BL" = Blair townsite; "SP" = Silver Peak; "VS" =
            Valcalda Springs


  REFp     CLAIMp     MIN     PAT NOp   ACRESp   BKp  COUNTY     LOCp    LEASE       SUB-          NOTESp
                     SURVp                              PGp              OWNRp     OWNED
                                                                                  1p   2p
 -------------------------------------------------------------------------------------------------------------------
   P57     Horned     3507    197172   165.003   171     33       BL      MMC                Mary Mining patented
            Toad                                                                             claims in the
                                                                                             Pittsburg group (8
                                                                                             claims) contains
                                                                                             165.003 acres
   P58     Spider     3507    197172             171     33       BL      MMC
   P59    Scorpion    3507    197172             171     33       BL      MMC
   P60     Lizard     3507    197172             171     33       BL      MMC
   P61     Cactus     3507    197172             171     33       BL      MMC
   P62      Gnat      3507    197172             171     33       BL      MMC
   P63   Rattlesnake  3507    197172             171     33       BL      MMC
   P64    Pittsburg   3507    197172             171     33       BL      MMC
   P20      Mary       64      18078    20.660   3-B     207      MR      MMC
   P21    Elizabeth   1927     35160    20.357    2      64       MR      MMC                aka "Homestake", M.
   P23       Last      42      3311     2.520     M      32       MR      MMC
           Chance
            Lode
   P24    Western      43      3312     4.550     M      37       MR      MMC
          Soldier
            Lode
   P26   Glory Lode    44      3313     2.020     M      42       MR      MMC
   P28    Crowning     45      3314     2.720     M      47       MR      MMC
         Glory Lode
   P27     "   ",      46      3315     0.680     M      52       MR      MMC                First Southern
           1st S.                                                                            Extension the
            EXT.                                                                             Crowning Glory Lode
   P28     Drink       47      3318     2.290     M      58       MR      MMC
         Water Lode
   P29    Valiant      48      3160     0.910     M      22       MR      MMC
   P30   New York      49      3319     2.730     M      65       MR      MMC
           Lode
   P31   Chieftan      50      3320     2.020     M      68       MR      MMC
           Lode
   P32   Defiance      59      24006    19.210    V      560      MR      MMC
   P33   Sentinel      60      23857    19.750    W      86       MR      MMC
   P34    Golden       61      23858    20.660    W      88       MR      MMC
           Gate
   P35  Crown Lode    65-A     27739    2.880     W      436      MR      MMC
   P37     Blair       66      19164    14.070    V      407      MR     HllMC
   P38   Antelope     1736     28805    6.310     X      23       MR      MMC
           Mine
   P39    Nevada      1738     28806    10.300    X      21       MR      MMC
   P40    Duplex      1739     29324    16.820    X      25       MR      MMC
   P41    Bangor      1740     29323    17.800    X      27       MR      MMC
   P43   Brooklyn     1742     28807    17.510    X      19       MR      MMC
   P44    Mohawk      3068    216115   171.784   3-B     202      MR      MMC                The entire Mohawk
                                                                                             claim group (13
                                                                                             claims) contains
                                                                                             171.784 acres
   P45   Mohawk #1    3068    216115             3-B     202      MR      MMC
   P46   Mohawk #2    3068    216115             3-B     202      MR      MMC
   P47     Savage     3068    216115             3-B     202      MR      MMC
   P48    Oro Fino    3068    216115             3-B     202      MR      MMC
   P49      Poor      3068    216115             3-B     202      MR      MMC
   P50    Sapphire    3068    216115             3-B     202      MR      MMC
   P51   Snow Drift   3068    216115             3-B     202      MR      MMC
   P52     Ophir      3068    216115             3-B     202      MR      MMC
   P53     Mary       3068    216115             3-B     202      MR      MMC
         Extension
   P54     Summit     3068    216115             3-B     202      MR      MMC
   P55     April      3068    216115             3-B     202      MR      MMC
   P56    Canyon      3068    216115             3-B     202      MR      MMC
           Crest
   P01   Columbus     2665     71074   169.895                    MR      BUSA               Oromonte group (9
           Lode                                                                              claims) contains
                                                                                             169.894 acres
   P02   Frank No.    2665     71074                              MR      BUSA
          2 Lode
   P03   Lincoln      2665     71074                              MR      BUSA

                                     -7-

  REFp     CLAIMp     MIN     PAT NOp   ACRESp   BKp  COUNTY     LOCp    LEASE       SUB-          NOTESp
                     SURVp                              PGp              OWNRp     OWNED
                                                                                  1p   2p
 -------------------------------------------------------------------------------------------------------------------
            Lode
   P04   Washington   2665     71074                              MR      BUSA
            Lode
   P05   Soda Lode    2665     71074                              MR      BUSA    DUD
   P06    Oregon      2665     71074                              MR      BUSA    DUD
           Lode
   P07    Peorto      2665     71074                              MR      BUSA    DUD
           Lode
   P08   Solberry     2665     71074                              MR      BUSA    DUD   ST
           Lode
   P09   Gillespy     2665     71074                              MR      BUSA    DUD   ST
           Lode
   P22   Vanderbilt   37-B     3156     4.970     M       1       SP      MMC
          Millsite
   P42     Manser     1741     31286    4.600     X      34       SP      MMC
            Lode
           Lot 7,                       0.888                     SP      MRRI               3 houses
          Block C
            FEE                        120.000                    VS      MMC
         (ex-State
           land)
   P36    Crown       65-B     27739    4.960     W      436      VS      MMC
         Millsite


3.       Patented Lands

         SE 1/4 Section 8, T. 2 S., R. 38 E., M.D.B.& M.

         N 1/2 NE 1/4, Section 17, T. 2 S., R. 38 E., M.D.B.& M.

                                                    SCHEDULE 2

                                         MACHINERY, PROPERTY AND FIXTURES

Pin #  0238-01-002

--------------------------------------------------------------------------------------------------------------------------------
  Roll       Type    Asset   Year Acq.  New Prop.          Description            Model #    Serial #      Acq.Cost       PC
                       Life
--------------------------------------------------------------------------------------------------------------------------------
U          Fixed      A       1996                 Sea Container                                        $       4,467.00
U          Fixed      A       1996                 Telephone Equipment                                  $       6,972.00
U          Fixed      A       1996                 Telephone Equipment                                  $      10,000.00
U          Fixed      A       1996                 Sea Container                                        $       4,467.00
U          Fixed      A       1996                 Pump Water Well                                      $      71,128.00
U          Fixed      A       1996                 Jayco Industrial Tanks                               $       3,339.00
U          Fixed      A       1996                 Telephone Equipment                                  $       4,953.00
U          Fixed      A       1997       yes       Dust collection ducts                                $     114,719.00  yes
U          Fixed      A       1997       yes       Vibrating screens                                    $     526,642.00
U          Fixed      A       1997       yes       Conveyor covers                                      $      10,421.00
U          Fixed      A       1997       yes       Structural Steel                                     $     894,109.00
                                                   (crusher)
U          Fixed      A       1997       yes       Rail                                                 $       1,101.00
U          Fixed      A       1997       yes       Radial Stacker                                       $     114.480.00
U          Fixed      A       1997       yes       Tramp Iron Detector                                  $       9,603.00
U          Fixed      A       1997       yes       Cement Bin                                           $      60,131.00
U          Fixed      A       1997       yes       Pulleys Shafts and                                   $      50,458.00
                                                   Bearings
U          Fixed      A       1997       yes       Feeders                                              $     271,132.00
U          Fixed      A       1997       yes       Idelers                                              $      39,868.00
U          Fixed      A       1997       yes       Dust Collectors                                      $     196,703.00  yes
U          Fixed      A       1997       yes       Fans                                                 $       3,759.00
U          Fixed      A       1997       yes       Agglomeration Drum                                   $      55,072.00
U          Fixed      A       1997       yes       ADR Plant Equipment                                  $     303,988.00
U          Fixed      A       1997       yes       Belt Scale                                           $      16,177.00
U          Fixed      A       1997       yes       Safety Shower                                        $       5,089.00
U          Fixed      A       1997       yes       Magnet                                               $      19,344.00
U          Fixed      A       1997       yes       Crusher                                              $   1,015.407.00
U          Fixed      A       1997       yes       Air Compressor                                       $      42,543.00
U          Fixed      A       1997       yes       Sewage Treatment                                     $      16,220.00
U          Fixed      A       1997       yes       Crusher (engin. Labor                                $     850,753.00
                                                   Cost)
U          Fixed      A       1997       yes       Equip.(Const                                         $     422,993.00
                                                   Management)
U          Fixed      A       1997       yes       Equip. (General                                      $   2,829,079.00
                                                   Contract)
U          Fixed      A       1997       yes       Misc. Electrical Parts                               $      31,804.00
U          Fixed      A       1997       yes       Emergency Power                                      $      10,326.00
U          Fixed      A       1997       yes       Controls and                                         $     117,667.00
                                                   Instruments
U          Fixed      A       1997       yes       Transformers                                         $     479,370.00
U          Fixed      A       1997       yes       Chutes and Fumes                                     $     323,545.00
U          Fixed      A       1997       yes       MCC Low Voltage                                      $     241,283.00
U          Fixed      A       1997       yes       Mech Fasteners                                       $       6,884.00
U          Fixed      A       1997       yes       Oil/Water Separator                                  $      63,332.00
U          Fixed      A       1997       yes       Piping and Fittings                                  $     382,863.00
U          Fixed      A       1997       yes       Cetrifigal Pump                                      $      92,906.00
U          Fixed      A       1997       yes       Operator's Cab                                       $      27,536.00
U          Fixed      A       1997       yes       Pre-Built Conveyors                                  $     395,499.00
U          Fixed      A       1997       yes       Reducers                                             $      85,684.00
U          Fixed      A       1997       yes       Conveyor Belting                                     $      42,450.00
U          Fixed      A       1997       yes       Belt Wipers                                          $      23,014.00
U          Fixed      A       1997       yes       Motors                                               $      14,719.00
U          Fixed      A       1997       yes       Floor Sumps                                          $       3,485.00
U          Fixed      A       1997       yes       40 Foot Sea Container                                $       3,233.00

--------------------------------------------------------------------------------------------------------------------------------
  Roll       Type    Asset   Year Acq.  New Prop.          Description            Model #    Serial #      Acq.Cost       PC
                       Life
--------------------------------------------------------------------------------------------------------------------------------
U          Fixed      A       1997       yes       Propane Tank                                         $       2,820.00
U          Fixed      A       1997       yes       Ransom RH120                                         $       5,390.00
                                                   Vaporizer
U          Fixed      A       1997       yes       Exhaust Pan                                          $         122.00
U          Fixed      A       1997       yes       American Resources Transformer                       $       1,000.00
U          Fixed      A       1997       yes       Water Well Probe                                     $       1,027.00
U          Fixed      A       1997       yes       Pea Gravel For Water Piping Syst.                    $       1,604.00
U          Fixed      A       1997       yes       Process Equipment                                    $      28,190.00
U          Mobile     A       1987                 Drafting Chair                                       $          40.00
U          Mobile     A       1887                 Drafting Table                                       $          70.00
U          Mobile     A       1987                 Drafting Table                                       $          70.00
U          Mobile     A       1987                 Leroy Lettering Set                                  $         150.00
U          Mobile     A       1987                 Drafting Table                                       $          70.00
U          Mobile     A       1987                 Drafting Table                                       $          70.00
U          Mobile     A       1987                 Drafting Chair                                       $          40.00
U          Mobile     A       1987                 Planix 5000 Planimeter                               $         914.00
U          Mobile     A       1993                 Mine lamp w/charger                       702C792    $         303.00
U          Mobile     A       1993                 Plainimeter                                          $         648.00
U          Mobile     A       1993                 Mine lamp w/charger                       610B592    $         303.00
U          Mobile     A       1993                 2-Way Hand Held                           426866     $         100.00
                                                   Radio
U          Mobile     A       1993                 2-Way Hand Held                           391496     $         100.00
                                                   Radio
U          Mobile     A       1993                 2-Way Hand Held                           426851     $         100.00
                                                   Radio
U          Mobile     A       1993                 Mine lamp w/charger                       309N293    $         303.00
U          Mobile     A       1993                 Mine lamp w/charger                       416T693    $         303.00
U          Mobile     A       1994                 Rolling Plan Holder                                  $         366.00
U          Mobile     A       1995                 Water Level Probe                                    $         855.00
U          Mobile     A       1995                 Hanging map File                                     $          75.00
U          Mobile     A       1995                 Planimeter Battery                                   $          73.00
                                                   Pack
U          Mobile     A       1995                 Drafting Table                                       $         200.00
U          Mobile     A       1995                 Light Table                                          $         200.00
U          Mobile     A       1995                 Flat Map File                                        $         125.00
U          Mobile     A       1996       yes       Lab Equipment                                        $       1,144.00
U          Mobile     A       1996                 Cabinets                                             $      24,300.00
U          Mobile     A       1996                 Lab Equipment                                        $          66.00
U          Mobile     A       1996                 Lab Equipment                                        $       1,024.00
U          Mobile     A       1996                 BSI Resources Recovery Tanks                         $      10,500.00
U          Mobile     A       1996                 Lab Equipment                                        $       5,735.00
U          Mobile     A       1996                 Welder                                               $       2,414.00
U          Mobile     A       1996                 Safe                                                 $       5,809.00
U          Mobile     A       1996                 Lewis $ Lewis Survey                                 $      10,448.00
U          Mobile     A       1996                 Lube Trailer                                         $       8,500.00
U          Mobile     A       1996                 Lewis $ Lewis Survey                                 $       1,628.00
U          Mobile     A       1996                 Legend Inc lab                                       $      25,129.00
                                                   Equipment
U          Mobile     A       1996                 Envirotech Well Probe                                $         872.00
U          Mobile     A       1997       yes       Sample Equip.                                        $     121,708.00
U          Mobile     A       1997       yes       Banding Machine                                      $         153.00
U          Mobile     A       1997       yes       Used Conveyors (6)                                   $      39,000.00
U          Fixed      A       1997       yes       Wet/Dry Vacuum                                       $         182.00
U          Fixed      A       1997       yes       Lab Equipment                                        $         335.00

--------------------------------------------------------------------------------------------------------------------------------
  Roll       Type    Asset   Year Acq.  New Prop.          Description            Model #    Serial #      Acq.Cost       PC
                       Life
--------------------------------------------------------------------------------------------------------------------------------
U          Fixed      A       1997       yes       Lab Equipment                                        $         997.00
U          Fixed      A       1997       yes       Lab Equipment                                        $       2,258.00
U          Fixed      A       1997       yes       Case 1845C Loader                                    $      26,210.00
U          Fixed      A       1997       yes       Tool Box                                             $         279.00
U          Fixed      A       1997       yes       Extication Device                                    $         153.00
U          Fixed      A       1997       yes       Safety Supplies / Emergency                          $         674.00
                                                   ESCA
U          Fixed      A       1997       yes       Trailer Jack                                         $          63.00
U          Fixed      A       1997       yes       A-Frame Coupling                                     $          30.00
U          Fixed      A       1997       yes       Bed Liner                                            $         357.00
U          Fixed      A       1997       yes       Bed Liner                                            $         317.00
U          Fixed      A       1997       yes       Safety Supplies                                      $         487.00
U          Fixed      A       1997       yes       Bed Liner                                            $         320.00
U          Fixed      A       1997       yes       Slide Projector                                      $         388.00
U          Fixed      A       1997       yes       Bed Liner                                            $         320.00
U          Fixed      A       1997       yes       Cross the bed tool box                               $         279.00
U          Fixed      A       1997       yes       Truck-down payment                                   $       5,000.00
U          Fixed      A       1997       yes       Truck-down payment                                   $       5,000.00
U          Fixed      A       1997       yes       4wd Ambulance                                        $       4,250.00
U          Fixed      A       1997       yes       2wd Ambulance                                        $       3,000.00
U          Fixed      A       1997       yes       Tool Box                                             $         262.00
U          Fixed      A       1997       yes       Lug Wrench                                           $          10.00
U          Fixed      A       1997       yes       Lewis $ Lewis Survey Equipment                       $         216.00
U          Fixed      A       1997       yes       Lab Equipment                                        $         229.00
U          Fixed      A       1997       yes       Cross the bed tool box                               $         262.00
U          Fixed      A       1997       yes       Precision Instrument                                 $         230.00
U          Fixed      A       1997       yes       Columbine Welder                                     $       5,764.00
U          Fixed      A       1997       yes       10 Foot Farm Disc                                    $       1,000.00
U          Fixed      A       1995                 Fast Track Upgrade                                   $          98.00
U          Fixed      A       1995                 Data Vac/2 Vacuum                                    $         135.00
U          Fixed      A       1996                 Autocad-R13                                          $       3,197.00
U          Fixed      A       1996                 Computer Communication Snap                          $         222.00
                                                   Kit
U          Fixed      A       1996                 HP 750 C Ink Jet                                     $       7,369.00
                                                   Plotter
U          Fixed      A       1996                 Gateway 2000                                         $       4,487.00
                                                   Computer
U          Fixed      A       1996                 21' Vivitron Monitor                                 $       1,745.00
U          Fixed      A       1997       yes       Computer P/C                                         $     221,398.00
U          Fixed      A       1997                 Gateway 2000                                         $       3,329.00
                                                   Computer
U          Fixed      A       1997       yes       Calculators                                          $          34.00
U          Fixed      A       1997       yes       Douglas Moore Computer Printer                       $         776.00


                                   SCHEDULE 3

                           MATERIAL PROJECT AGREEMENTS



OTHER PARTY                    TYPE OF AGREEMENT                 DATE AND AMOUNT OF CONTRACT
Dresduer                       Mine Debt Financing Facility,     January 17, 1997 in the amount of $13.0 million with a
                               Collateral Assignment of          $2.0 million contingency reserve facility.
                               Material Project Agreement,
                               Collateral Assignment of
                               Accounts

Dresdner                       Letter of Credit                  Modified Letter of Credit in the amount of $1,089,242.

Dresdner                       Hedge Facility                    Contracts for 100,000 ounces of gold at various future
                                                                 dates and prices.

D.H. Blattner & Sons, Inc.     Open Pit Mining Contract.         October 1, 1996 with scheduled unit prices

Roberts & Schaefer Company     Mineral Ridge Project             August 20, 1998 in the original fixed price amount of
                               Construction Contract             $12,399,672.

Van American                   Reclamation Bonding               September 30, 1996 for 50% of the estimated
                                                                 reclamation amount of $1,604,086 and with a
                                                                 $32,801.72 annual premium.

Mary Mining Company, Inc.      Deed with Reservation of Net      December 30, 1996 in the amounts in Schedule 5
                               Smelter Returns Royalty

Benguetcorps USA, Inc.         Royalty Agreement                 August 31, 1995 in the amounts in Schedule 5

Sierra Pacific Power Company   Electric Service Agreement        July 11, 1997 with a present value of $ 1,104,317.81 at
                                                                 the date of signing.

                            Material Project Permits

                                   Schedule 4

PERMIT NUMBER                                               PERMIT
NV65-EA96-024                                               Environmental Assessment United States
Case File: N65-96-00IP                                      Department of Interior Bureau of Land
                                                            Management Finding of No Significant
                                                            Impact (FONSI) and Decision Record issued
                                                            July 26, 1996 for Mineral Ridge Project,
                                                            Mineral Ridge Resources Inc.

N65-96-00IP                                                 Plan of Operations
                                                            United States Department of Interior Bureau
                                                            of Land Management
                                                            Approved July 26, 1996

Permit No. 0103                                             Reclamation Plan

                                                            Nevada Division of Environmental Protection
                                                            Bureau of Mining Regulation and
                                                            Reclamation

Permit No. NEV96106                                         Water Pollution Control Permit
                                                            Nevada Division of Environmental Protection
                                                            Bureau of Mining Regulation and
                                                            Reclamation
                                                            Notice of Decision: November 19, 1996

1041-0694                                                   Air Quality Permit - Surface Disturbance
                                                            Nevada Division of Environmental Protection
                                                            Bureau of Air Quality
                                                            Permit Issued: August 12, 1996

1041-0694                                                   Air Quality Permit - Surface Disturbance
                                                            Nevada Division of Environmental Protection
                                                            Bureau of Air Quality
                                                            Permit Issued: February 24, 1997

60034                                                       Water Appropriation Nevada Division of
60035                                                       Water Resources Permits Issued: April 12,
60036                                                       1996

                                SCHEDULE 5

                           LEASES AND ROYALTIES

A.       ROYALTIES.

1.       Mary Mining Company Inc.

         4% net smelter royalty ("NSR")where gold price less than or equal to $500 per ounce. Applies to all properties acquired from Mary Mining Company Inc.

2.       Dudley

         2% NSR where gold price less than $400 per ounce

         Applies to:

                  Soda Claim
                  Oregon Claim
                  Peoto Claim

3.       Dudley

         0.8% NSR where gold price less than $400 per ounce

         Applies to:

                  Soleberry Claim
                  Gillespy Claim

4.       Stewart

         1.2% NSR where gold price less than $400 per ounce

         Applies to:

                  Soleberry Claim
                  Gillespy Claim

B.       LEASES.

1. 60'X60' modular building. 100940 GE Capital Modular Space, 36 mo, start 11/??/95, end 11/??/98

Down payment $19,584.00, Delivery = $5,198.00, Install = $7,722.00, End of lease buyout = $5.00

2. 1995 Ford F250 XLT PU, FM N364D07L, Ford Motor Credit Company, 24 mo, start 9/15/95, end 09/15/97 (renewed), vin# IFTHF26H7SNB78634, Security dep (refundable) = $525.00, Lease and purchase = $12521.13

3. Telephone System, 4697 Alltel-Nevada, 36 mo, certificate of completion 1-616 Key Service Unit, 15-M7310 Telephone Sets, I - Busy Lamp Field

4. 1996 Ford F250 PU, 15833 Ford Motor Credit, 24 mo, start 8/01/96, end 07/01/98 lease and residual $10,260.32

5. 1996 Ford Bronco, 15951 Ford Motor Credit, 36 mo, start 06/05/96, end 05/05/99 lease and residual $8,690.55

6. 1997 Ford Passenger Van, capital lease. Ford Motor Credit, 60 mo, start 11/16/96, end 10/16/01 lease and residual = nil

7. Office Land, lease, Esmeralda County Schools, 72 mo, start 09/01/95, end 09/01/01

8.       1997 Ford F250 PU, vin# 3FTHF26HXVMA18701, Ford Motor Credit,
Lease 2/22/97

9.       1997 Ford F520 PU, vin# 3FTHF26H3VMA18703, Ford Motor Credit,
Lease 2/22/97

                                   SCHEDULE 6

                              SCHEDULE 6 LITIGATION

LITIGANT\PARTY                  RELATING TO                              NATURE OF LITIGATION\CLAIM
--------------                  -----------                              --------------------------
D.H. Blattner & Sons, Inc.      Open Pit Mining Contract                 Claim against Mineral Ridge in the amount
                                                                         of $1,466,746.90.  To be dismissed
                                                                         post-closing.

Roberts & Schaefer              Mineral Ridge Project Construction       Claim against Mineral Ridge in the amount
                                Contract                                 of $637,054.25.  To be dismissed
                                                                         post-closing.

Michelle Walker                 Dismissal as Employee of Mineral Ridge   Claim against Mineral Ridge for employment
                                                                         discrimination before Nevada Equal Rights
                                                                         Commission and the United States Equal
                                                                         Employment Opportunity Commission demanding
                                                                         back pay of $38,000 and punitive damages of
                                                                         $50,000.

Van American                    Reclamation Bonding                      Failure by Mineral  Ridge  to make  payment
                                                                         which was requested April 24, 1998 in the
                                                                         amount of $719,700 under the General Contract
                                                                         of Indemnity, Section 2(b).

J.D. Welsh & Associates, Inc.   Long outstanding litigation regarding.   In respect of litigation in the Fifth
                                                                         Judicial District Court for the State of
                                                                         Nevada captioned J.D.  WELSH & ASSOCIATES,
                                                                         INC. v. SUNSHINE PRECIOUS METALS, INC.,
                                                                         SUNSHINE MINING COMPANY AND HOMESTEAD
                                                                         MINERALS, INC.

John Torok\Barium, Inc.         lvanhoe Joint Venture - disclosure of    Threatened litigation against CRL.
                                information disclosure                   Considered spurious but CRL is advising its
                                                                         insurer.

                                                    SCHEDULE 7

---------------------------------------------------------------------------------------------------------------------
(USD Millions)

---------------------------------------------------------------------------------------------------------------------
Cash Flow
   Gold Price (To be Updated)                    $293.50     $293.50     $293.50     $293.50    $293.50      $293.50
   Silver Price                                    $5.00       $5.00       $5.00       $5.00      $5.00        $5.00
   Gold Sales                                      1,052      53,538      70,490      56,591      3,708      185,379

   REVENUE
     Gold Sales                                   $0.309     $15.713     $20.689     $16.609     $1.088      $54.409
     Interest Income                              $0.016      $0.030      $0.020      $0.021                  $0.087
     Hedging Income                               $4.201      $2.596      $0.605      $0.913                  $8.315
                                               ----------------------------------------------------------------------
                                TOTAL REVENUE     $4.525     $18.340     $21.314     $17.543     $1.088      $62.811
                                               ----------------------------------------------------------------------
   DIRECT CASH OPERATING COSTS
     Mining                                      ($0.918)    ($5.995)    ($6.120)    ($2.253)               ($15.286)
     Processing                                  ($0.620)    ($6.325)    ($6.410)    ($5.313)   ($0.832)    ($19.599)
     Admin./Prop. Tax/Insur.                     ($0.275)    ($1.380)    ($1.380)    ($1.320)   ($0.728)     ($5.083)
     Silver Credits                               $0.003      $0.134      $0.176      $0.141     $0.009       $0.463
                                               ----------------------------------------------------------------------
     Direct Cash Operating Costs                 ($1.810)   ($13.566)   ($13.734)    ($8.744)   ($1.651)    ($39.505)

   OTHER OPERATING COSTS
     Net Proceeds Tax                                        ($0.088)    ($0.193)    ($0.223)   ($0.006)     ($0.511)
     Royalty                                     ($0.084)    ($0.394)    ($0.518)    ($0.416)   ($0.027)     ($1.439)
     Reclamation Bond                                        ($0.425)                            $1.325       $0.900
     Reclamation Earthworks                                                          ($1.300)   ($0.200)     ($1.500)
                                               ----------------------------------------------------------------------
     Other Operating Costs                       ($0.084)    ($0.907)    ($0.711)    ($1.939)    $1.092      ($2.550)
                                               ----------------------------------------------------------------------
                          OPERATING CASH FLOW     $2.831      $3.667      $6.869      $6.860     $0.529      $20.756
                                               ----------------------------------------------------------------------
   CHANGE IN PAYABLES
     Payroll                                      $0.075      $0.015                            ($0.115)     ($0.025)
     Vacation                                     $0.075      $0.015                            ($0.115)     ($0.025)
     A/P (Net of Receivables)                     $0.426      $0.189     ($0.020)    ($0.612)   ($0.193)     ($0.210)
     pre-A/P and Power                            $0.030                 ($0.010)               ($0.050)     ($0.030)
     Severance                                   ($0.032)    ($0.024)    ($0.025)               ($0.119)     ($0.200)
                                               ----------------------------------------------------------------------
     Change in Payables                           $0.574      $0.195     ($0.055)    ($0.612)   ($0.592)     ($0.490)

   CAPEX
     Mine                                        ($5.415)    ($0.257)                                        ($5.672)
     Processing                                  ($0.797)    ($0.850)                                        ($1.647)
     Well                                        ($0.066)    ($0.650)    ($0.050)                            ($0.766)
     Trailer Park/G&A                            ($0.155)                                                    ($0.155)
     Contingency                                                         ($0.040)                            ($0.040)
     Exploration                                 ($0.050)    ($0.100)                                        ($0.150)
                                               ----------------------------------------------------------------------
     Total Capex                                 ($5.483)    ($1.857)    ($0.090)                            ($8.430)

   VGH CONTRIBUTION                               $5.000                                                      $5.000

   ASSET SALES                                                                                   $4.000       $4.000
                                               ----------------------------------------------------------------------
              CASH AVAILABLE FOR DISTRIBUTION     $1.722      $2.205      $6.724      $6.248     $3.937      $20.836
                                               ----------------------------------------------------------------------
   Additional Term Loan Principal                ($0.242)    ($0.969)    ($0.404)                            ($1.615)
   Additional Term Loan Interest                 ($0.029)    ($0.070)    ($0.008)                            ($0.108)
   Vista Management Fee                                      ($0.400)    ($0.400)                            ($0.800)
                                               ----------------------------------------------------------------------
                             Distribute 70:30     $1.450      $0.765      $5.913      $6.248     $3.937      $18.313
                                               ----------------------------------------------------------------------

                                               ----------------------------------------------------------------------
   Distribution               $18.313  $0.500                 $1.715      $5.913      $5.720     $4.965      $18.313
                                               ----------------------------------------------------------------------
   (--------)
                                               ----------------------------------------------------------------------
                                NET CASH FLOW     $1.450     ($0.950)    ($0.000)    ($0.528)   ($1.028)
                                               ----------------------------------------------------------------------

   CASH BALANCE (EOP)                             $1.450      $0.500      $0.500      $1.028

                                     -1-


Distribution
  Principal                 $12.819     70.0%                 $1.201      $4.139      $4.004     $3.476      $12.819
  Interest
  Stub Payment                           8.0%
                            -------            ----------------------------------------------------------------------
  Total to Dresdner         $12.819                           $1.201      $4.139      $4.004     $3.476      $12.819
  Cumulative to Dresdner                                      $1.201      $5.340      $9.344    $12.819

  Priority Payment           $0.800                           $0.400      $0.400                              $0.800
  Dividend                   $5.494                           $0.515      $1.774      $1.716     $1.490       $5.494
                            -------            ----------------------------------------------------------------------
  Total to Vista             $6.294                           $0.915      $2.174      $1.716     $1.490       $6.294
  Cumulative to Vista                                         $2.080     $24.430     $50.197    $61.947     $137.754
  Percent to Vista                                               63%         82%         84%        83%

  Interest Rate                         7.50%
  Balance (SOP)                                  $13.000     $13.780     $13.641     $10.450     $7.088       $7.266
  Payments                                                   ($1.201)    ($4.139)    ($4.004)   ($3.476)    ($12.819)
Accrued Interest & Fees                           $0.780      $1.062      $0.948      $0.641     $0.522       $3.953
                                               ----------------------------------------------------------------------
  Balance (EOP)                       $13.000    $13.780     $13.641     $10.450      $7.068     $4.134
                                               ----------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------
(USD Millions)                                    Aug.       Sept.        Oct.        Nov.        Dec.
                                                  1988        1988        1988        1988        1988
----------------------------------------------------------------------------------------------------------
Cash Flow
   Gold Price (To be Updated)                                            $293.50     $293.50    $293.50
   Silver Price                                                            $5.00       $5.00      $5.00
   Gold Sales                                                                250         250        552

   REVENUE
     Gold Sales                                                           $0.073      $0.073     $0.162
     Interest Income                                                                  $0.009     $0.006
     Hedging Income                                                       $3.500                 $0.701
                                               -----------------------------------------------------------
                                TOTAL REVENUE                             $3.573      $0.063     $0.869
                                               -----------------------------------------------------------
   DIRECT CASH OPERATING COSTS
     Mining                                                                          ($0.459)   ($0.459)
     Processing                                                          ($0.041)    ($0.235)   ($0.344)
     Admin./Prop. Tax/Insur.                                             ($0.065)    ($0.105)   ($0.105)
     Silver Credits                                                       $0.001      $0.001     $0.001
                                               -----------------------------------------------------------
     Direct Cash Operating Costs                                         ($0.105)    ($0.798)   ($0.907)

   OTHER OPERATING COSTS
     Net Proceeds Tax
     Royalty                                                             ($0.020)    ($0.020)   ($0.044)
     Reclamation Bond
     Reclamation Earthworks
                                               -----------------------------------------------------------
     Other Operating Costs                                               ($0.020)    ($0.020)   ($0.044)
                                               -----------------------------------------------------------
                          OPERATING CASH FLOW                             $3.448     ($0.736)   ($0.082)
                                               -----------------------------------------------------------
   CHANGE IN PAYABLES
     Payroll                                                              $0.025      $0.025     $0.025
     Vacation                                                             $0.025      $0.025     $0.025
     A/P (Net of Receivables)                                                         $0.349     $0.076
     pre-A/P and Power                                                                $0.020     $0.010
     Severance                                                           ($0.016)    ($0.008)   ($0.008)
                                               -----------------------------------------------------------
     Change in Payables                                                   $0.034      $0.411     $0.128

   CAPEX
     Mine                                                                ($5.255)    ($0.160)
     Processing                                                          ($0.197)    ($0.300)   ($0.300)
     Well                                                                ($0.005)    ($0.031)   ($0.030)
     Trailer Park/G&A                                                    ($0.130)    ($0.025)
     Contingency
     Exploration                                                                     ($0.025)   ($0.025)
                                               -----------------------------------------------------------
     Total Capex                                                         ($5.587)    ($0.541)   ($0.355)

   VGH CONTRIBUTION                                                       $5,000

   ASSET SALES

                                               -----------------------------------------------------------
              CASH AVAILABLE FOR DISTRIBUTION                             $2.895      $0.865     $0.308
                                               -----------------------------------------------------------
   Additional Term Loan Principal                                        ($0.081)    ($0.081)   ($0.081)
   Additional Term Loan Interest                                         ($0.010)    ($0.010)   ($0.009)
   Vista Management Fee
                                               -----------------------------------------------------------
                             Distribute 70:30                             $2.804    ($0.956)    ($0.398)
                                               -----------------------------------------------------------

                                               -----------------------------------------------------------
   Distribution           $18.313  $0.500
                                               -----------------------------------------------------------
   (--------)
                                               -----------------------------------------------------------
                                NET CASH FLOW                             $2.804     ($0.956)   ($0.395)
                                               -----------------------------------------------------------

   CASH BALANCE (EOP)                                                     $2.804      $1.849     $1,450

                                     -3-

----------------------------------------------------------------------------------------------------------
(USD Millions)                                    Aug.       Sept.        Oct.        Nov.        Dec.
                                                  1988        1988        1988        1988        1988
----------------------------------------------------------------------------------------------------------

Distribution
  Principal                 $12.819     70.0%
  Interest
  Stub Payment                           8.0%
                            -------            -----------------------------------------------------------
  Total to Dresdner         $12,819
  Cumulative to Dresdner

  Priority Payment           $0.800
  Dividend                   $5.494
                            -------            -----------------------------------------------------------
  Total to Vista             $6.294
  Cumulative to Vista
  Percent to Vista

  Interest Rate                         7.50%      7.50%       7.50%       7.50%       7.50%      7.50%
  Balance (SOP)                                  $13.000     $13.000     $13.525     $13.610    $13.695
  Payments
Accrued Interest & Fees                                       $0.625      $0.065      $0.085     $0.056
Balance (EOP)                         $13.000    $13.000     $13.525     $13.610     $13.695    $13.780
----------------------------------------------------------------------------------------------------------



                   -----------------------------------------------------------------------------------------------------------
(USD Millions)       Jan.    Feb.     Mar.     Apr.      May      Jun.     Jul.     Aug.     Sep.     Oct.     Nov.     Dec.
                     1999    1999     1999     1999     1999      1999     1999     1999     1999     1999     1999     1999
                   -----------------------------------------------------------------------------------------------------------
CASH FLOW
Gold Price
  (To be Updated)  $293.50  $293.50  $293.50  $293.50  $293.50  $293.50  $293.50  $293.50  $293.50   $293.50  $293.50  $293.50
Silver Price         $5.00    $5.00    $5.00    $5.00    $5.00    $5.00    $5.00    $5.00    $5.00     $5.00    $5.00    $5.00
Gold Sales           1,460    2,279    3,506    4,617    5,067    4,966    5,073    5,433    5,507     5,323    5,215    5,092
REVENUE
  Gold Sales        $0.429   $0.669   $1.029   $1.355   $1.457   $1.458   $1.489   $1.595    $1.616   $1.562   $1.531   $1.495
  Interest Income   $0.005   $0.003   $0.003   $0.004   $0.003   $0.002   $0.003   $0.001    $0.002   $0.002   $0.002   $0.002
  Hedging Income             $0.469   $0.462                     $0.811                                                 $0.854
                   -----------------------------------------------------------------------------------------------------------
    TOTAL REVENUE   $0.433   $1.134   $1.500   $1.359   $1.490   $2.271   $1.492   $1.596    $1.618   $1.564   $1.532   $2.350
                   -----------------------------------------------------------------------------------------------------------

DIRECT CASH OPERATING COSTS
  Mining           ($0.459) ($0.459) ($0.497) ($0.497) ($0.497) ($0.525) ($0.510) ($0.510)  ($0.510) ($0.510) ($0.510) ($0.510)
  Processing       ($0.462) ($0.531) ($0.533) ($0.536) ($0.533) ($0.532) ($0.533) ($0.533)  ($0.533) ($0.533) ($0.533) ($0.533)
  Admin./Prop.
    Tax/Insur.     ($0.105) ($0.105) ($0.135) ($0.105) ($0.105) ($0.135) ($0.105) ($0.105)  ($0.135) ($0.105) ($0.105) ($0.135)
  Silver Credits    $0.004   $0.006   $0.009   $0.012   $0.013   $0.012   $0.013   $0.014    $0.014   $0.013   $0.013   $0.013
                   -----------------------------------------------------------------------------------------------------------
  Direct Cash
   Operating Costs ($1.023) ($1.089) ($1.157) ($1.126) ($1.122) ($1.180) ($1.135) ($1.135)  ($1.165) ($1.135) ($1.135) ($1.165)
                   -----------------------------------------------------------------------------------------------------------

OTHER OPERATING COSTS

  Net Proceeds Tax                            ($0.006) ($0.010) ($0.007) ($0.010) ($0.013)  ($0.012) ($0.012) ($0.011) ($0.009)
  Royalty          ($0.011) ($0.017) ($0.026) ($0.034) ($0.037) ($0.037) ($0.037) ($0.040)  ($0.040) ($0.039) ($0.038) ($0.037)
  Reclamation Bond                                              ($0.425)
                   -----------------------------------------------------------------------------------------------------------
  Other Operating
   Costs           ($0.011) ($0.017) ($0.026) ($0.040) ($0.047) ($0.469) ($0.047) ($0.053)  ($0.053) ($0.051) ($0.049) ($0.048)
                   -----------------------------------------------------------------------------------------------------------
  OPERATING CASH
   FLOW            ($0.600) ($0.028) ($0.318) ($0.193) ($0.321) ($0.622) ($0.310) ($0.409)  ($0.401) ($0.378) ($0.345) ($1.138)
                   -----------------------------------------------------------------------------------------------------------

CHANGE IN PAYABLES
  Payroll           $0.015
  Vacation          $0.015
  A/P (Net of
   Receivables)     $0.083   $0.048   $0.049  ($0.019) ($0.002) ($0.040) ($0.031)  $0.001    $0.021  ($0.021) ($0.000  $0.021
  pre-A/P and Power
  Severance        ($0.008) ($0.008) ($0.008)
                   -----------------------------------------------------------------------------------------------------------
  Change in
   Payables         $0.105   $0.040   $0.041  ($0.019) ($0.002) ($0.040) ($0.031)  $0.001    $0.021  ($0.021) ($0.000) $0.021

CAPEX
  Mine                                        ($0.075  ($0.082)                   ($0.100)
  Processing                                  ($0.300) ($0.300) (0.250)
  Well                                                                   ($0.650)

  Trailer Park/G&A
  Contingency
  Exploration                        ($0.025)                  ($0.025)  ($0.050)
                   -----------------------------------------------------------------------------------------------------------
  Total Capex                        ($0.025) ($0.375) ($0.382) ($0.275) ($0.700)  ($0.100)

VGH CONTRIBUTION

ASSET SALES
                   -----------------------------------------------------------------------------------------------------------
 CASH AVAILABLE    ($0.495)  $0.068   $0.334  ($0.202) ($0.064)  $0.388  ($0.421)  $0.309    $0.422   $0.357   $0.348  $1.160
  FOR DISTRIBUTION
                   -----------------------------------------------------------------------------------------------------------
Additional Term
  Loan             ($0.081) ($0.081) ($0.081) ($0.081) ($0.081) ($0.081) ($0.081) ($0.081)  ($0.081) ($0.081) ($0.081) ($0.081)
Additional Term
  Loan Interest    ($0.009) ($0.008) ($0.008) ($0.007) ($0.007) ($0.006) ($0.006) ($0.005)  ($0.005) ($0.004) ($0.004) ($0.003)
Vista Management
  Fee                                                                             ($0.100)  ($0.100) ($0.100) ($0.100)

 DISTRIBUTE 70:30  ($0.585) ($0.020)  $0.246  ($0.290) ($0.551)  $0.301  ($0.507)  $0.223    $0.236   $0.172   $0.164   $0.976

Distribution $18.313 $0.500                                                        $0.166    $0.230   $0.172   $0.164   $0.978
                   -----------------------------------------------------------------------------------------------------------
    NET CASH FLOW  ($0.585) ($0.020)  $0.246  ($0.290) ($0.151)  $0.301  ($0.507)  $0.057
                   -----------------------------------------------------------------------------------------------------------

CASH BALANCE
  (EOP)             $0.865   $0.845   $1.091   $0.801   $0.650   $0.951   $0.443   $0.500    $0.500   $0.500   $0.500   $0.500

DISTRIBUTION

Principal       $12.819 70.0%                                                      $0.117    $0.165   $0.121   $0.115   $0.683
Interest
Stub Payment            8.0%
                -------       ------------------------------------------------------------------------------------------------
Total to        $12.819                                                            $0.117    $0.165   $0.121   $0.115   $0.683
Dresdner
Cumulative to                                                                      $0.117    $0.282   $0.403   $0.517   $1.201
Dresdner
Priority        $0.800                                                                       $0.100   $0.100   $0.100   $0.100
Payment
Dividend        $5.494                                                             $0.050    $0.071   $0.052   $0.049   $0.293
                -------       ------------------------------------------------------------------------------------------------
Total to Vista  $6.294                                                             $0.050    $0.071   $0.152   $0.149   $0.393
Cumulative to                                                                      $0.050    $0.221   $0.373   $0.522   $0.915
Vista
Percent to                                                                            30%       44%      48%      50%      43%
Vista

Interest
  Rate      7.50%    7.50%    7.50%    7.50%    7.50%    7.50%    7.50%    7.50%    7.50%     7.50%    7.50%    7.50%    7.50%
Balance
  (SOP)            $13.780  $13.866  $13.953  $14.040  $14.128  $14.216  $14.305  $14.395   $14.308  $14.292  $14.261  $14.238
Payments                                                                          ($0.117)  ($0.165) ($0.121)($30.115) ($0.683)
Accrued             $0.086   $0.087   $0.087   $0.088   $0.088   $0.089   $0.089   $0.090    $0.090   $0.089   $0.089   $0.089
Interest &
Fees
Balance
  (EOP)   $13,000  $13.868  $13.953  $14.040  $14.128  $14.218  $14.305  $14.395  $14,368   $14.292  $14.261  $14.236  $13.641

                   ---------- -------- --------- -------- -------- --------- -------- --------- -------- -------- -------- --------
(USD Millions)       Jan.      Feb.      Mar.     Apr.      May      Jun.     Jul.      Aug.     Sep.     Oct.     Nov.     Dec   .
                     2000      2000      2000     2000     2000      2000     2000      2000     2000     2000     2000     2000
                   ---------- -------- --------- -------- -------- --------- -------- --------- -------- -------- -------- --------
CASH FLOW
Gold Price (To
  be Updated)      $293.50    $293.50  $293.50   $293.50  $293.50  $293.50   $293.50  $293.50   $293.50  $293.50  $293.50  $293.50
Silver Price       $5.00      $5.00    $5.00     $5.00    $5.00    $5.00     $5.00    $5.00     $5.00    $5.00    $5.00    $5.00
Gold Sales         4,825      4,757    4,916     6,535    6,523    7,154     7,050    6,290     5,092    5,807    5,803    6,037
Revenue
  Gold Sales       $1.445     $1.396   $1.443    $1.625   $1.915   $2.100    $2.069   $1.846    $1.671   $1.704   $1.531   $1.772
  Interest
    Income         $0.002     $0.002   $0.002    $0.002   $0.002   $0.002    $0.007   $0.002    $0.002   $0.002   $0.002   $0.002
  Hedging Income              $0.122                      $0.141                       $0.161                     $0.180
                   ---------- -------- --------- -------- -------- --------- -------- --------- -------- -------- -------- --------
    TOTAL REVENUE  $1.447     $1.398   $1.567    $1.526   $1.916   $2.243    $2.071   $1.848    $1.833   $1.706   $1.705   $1.954
                   ---------- -------- --------- -------- -------- --------- -------- --------- -------- -------- -------- --------

DIRECT CASH OPERATING COSTS

  Mining           ($0.510)   ($0.510) ($0.510)  ($0.510) ($0.510) ($0.510)  ($0.510) ($0.510)  ($0.510) ($0.510) ($0.510) ($0.510)
  Processing       ($0.532)   ($0.532) ($0.532)  ($0.533) ($0.537) ($0.537)  ($0.537) ($0.535)  ($0.534) ($0.534) ($0.534) ($0.534)
  Admin./Prop.
    Tax/Insur.     ($0.105)   ($0.135) ($0.105)  ($0.105) ($0.105) ($0.105)  ($0.105) ($0.135)  ($0.105) ($0.105) ($0.135) ($0.105)
  Silver Credits   $0.012     $0.012   $0.012    $0.014   $0.016   $0.018    $0.018   $0.016    $0.014   $0.015   $0.015   $0.015
                   ---------- -------- --------- -------- -------- --------- -------- --------- -------- -------- -------- --------
  Direct Cash
    Operating
    Costs          ($1.135)   ($1.165) ($1.135)  ($1.135) ($1.164) ($1.134)  ($1.134) ($1.164)  ($1.135) ($1.134) ($1.164) ($1.134)

OTHER OPERATING COSTS
  Net Proceeds
    Tax            ($0.008)   ($0.005) ($0.008)  ($0.013) ($0.021) ($0.027)  ($0.027) ($0.019)  ($0.015) ($0.016) ($0.015) ($0.018)
  Royalty          ($0.036)   ($0.035) ($0.036)  ($0.041) ($0.048) ($0.053)  ($0.052) ($0.046)  ($0.042) ($0.043) ($0.043) ($0.044)
  Reclamation
    Bond
  Reclamation
    Earthworks
                   ---------- -------- --------- -------- -------- --------- -------- --------- -------- -------- -------- --------
  Other Operating
    Costs          ($0.044)   ($0.041) ($0.044)  ($0.054) ($0.069) ($0.080)  ($0.078) ($0.065)  ($0.057) ($0.058) ($0.058) ($0.062)
                   ---------- -------- --------- -------- -------- --------- -------- --------- -------- -------- -------- --------
    OPERATING CASH
      FLOW         $0.268     $0.192   $0.388    $0.437   $0.683   $1.029    $0.859   $0.618    ($0.642) ($0.513) ($0.483) ($0.757)
                   ---------- -------- --------- -------- -------- --------- -------- --------- -------- -------- -------- --------

CHANGE IN PAYABLES

  Payroll
  Vacation

  A/P (Net of
    Receivables)   ($0.021)   ($0.021) ($0.021)  $0.001   $0.022   ($0.020)  ($0.000) $0.020    ($0.022) ($0.000) $0.021   ($0.021)
  pre-A/P and
    Power                                                                                                                  ($0.010)
  Severance                                                                                                                ($0.025)
                   ---------- -------- --------- -------- -------- --------- -------- --------- -------- -------- -------- --------
  Change in
    Payables       ($0.021)   ($0.021) ($0.021)  $0.001   $0.022   ($0.020)  ($0.000) $0.020    ($0.022) ($0.000) $0.021   ($0.056)

CAPEX
  Mine
  Processing                                                                                    ($0.050)
  Well
  Trailer Park/G&A
  Contingency                                             ($0.040)
  Exploration
                   ---------- -------- --------- -------- -------- --------- -------- --------- -------- -------- -------- --------
  Total Capex                                             ($0.040)                              ($0.050)

VGH CONTRIBUTION

ASSET SALES

                   ---------- -------- --------- -------- -------- --------- -------- --------- -------- -------- -------- --------
  CASH AVAILABLE
    FOR
    DISTRIBUTION   $0.247     $0.213   $0.367    $0.438   $0.645   $1.009    $0.858   $0.638    $0.570   $0.513   $0.504   $0.702
                   ---------- -------- --------- -------- -------- --------- -------- --------- -------- -------- -------- --------
Additional Term
  Loan             ($0.081)   ($0.081) ($0.081)  ($0.081) ($0.081)
Principal
Additional Term
  Loan             ($0.003)   ($0.002) ($0.002)  ($0.001) ($0.001)
Interest
Vista Management
  Fee              ($0.100)   ($0.100) ($0.100)  ($0.100)
                   ---------- -------- --------- -------- -------- --------- -------- --------- -------- -------- -------- --------
  DISTRIBUTE 70:30 $0.063     ($0.030) $0.184    $0.257   $0.584   $1.009    $0.858   $0.638    $0.570   $0.513   $0.504   $0.702
                   ---------- -------- --------- -------- -------- --------- -------- --------- -------- -------- -------- --------
                   ---------- -------- --------- -------- -------- --------- -------- --------- -------- -------- -------- --------
Distribution
  $18.313
  $0.500           $0.063     $0.030   $0.184    $0.257   $0.584   $1.009    $0.858   $0.638    $0.570   $0.513   $0.504   $0.702
                   ---------- -------- --------- -------- -------- --------- -------- --------- -------- -------- -------- --------
                   ---------- -------- --------- -------- -------- --------- -------- --------- -------- -------- -------- --------
    NET CASH FLOW             $0.000
                   ---------- -------- --------- -------- -------- --------- -------- --------- -------- -------- -------- --------

CASH BALANCE
  (EOP)            $0.500     $0.500   $0.500    $0.500   $0.500   $0.500    $0.500   $0.500    $0.500   $0.500   $0.500   $0.500

DISTRIBUTION

Principal       $12.819 70.0% $0.044 $0.021 $0.129  $0.180  $0.409  $0.706   $0.601   $0.447    $0.399   $0.359   $0.353   $0.491
Interest
Stub Payment             8.0%

                -------       -----------------------------------------------------------------------------------------------------
Total to        $12.819       $0.044 $0.021 $0.129  $0.180  $0.409  $0.706   $0.601   $0.447    $0.399   $0.359   $0.353   $0.491
Dresdner
Cumulative to                 $1.245 $1.266 $1.395  $1.575  $1.984  $2.690   $3.291   $3.738    $4.137   $4.498   $4.849   $5.340
Dresdner
Priority        $0.800        $0.100 $0.100  $0.100 $0.100
Payment
Dividend        $5.494        $0.019 $0.009  $0.055 $0.077  $0.175  $0.303   $0.258   $0.191    $0.171   $0.154   $0.151   $0.210
                --------      -----------------------------------------------------------------------------------------------------
Total to Vista  $6.294        $0.119 $0.109  $0.155 $0.177  $0.175  $0.303   $0.258   $0.191    $0.171   $0.154   $0.151   $0.210
Cumulative to                 $1.034 $1.143  $1.298 $1.475  $1.850  $1.953   $2.210   $2.402    $2.573   $2.727   $2.878   $1.088
Vista                         -----------------------------------------------------------------------------------------------------
Percent to                    45%    47%     48%    48%     45%     42%      40%      30%       38%      38%      37%      37%
Vista

Interest Rate  7.50%    7.50%    7.50%    7.50%    7.50%    7.50%    7.50%    7.50%    7.50%    7.50%    7.50%    7.50%    7.50%
Balance (SOP)           $13.641  $13.682  $13.746  $13.703  $13.609  $13.286  $12.662  $12.141  $11.770  $11.444  $11.156  $10.874
Payments                ($0.044) ($0.021) ($0.129) ($0.180) ($0.409) ($0.706) ($0.601) ($0.447) ($0.399) ($0.359) ($0.353) ($0.491)
Accrued                 $0.086   $0.086   $0.086   $0.086   $0.085   $0.079   $0.079   $0.076   $0.074   $0.072   $0.070   $0.068
Interest &
Fees

               --------------------------------------------------------------------------------
Balance (EOP)  $13,000  $13.682  $13.746 $13.703  $13.609  $13.286   $12.662  $12.141   $11.770  $11.444  $11.156  $10.874  $10.456

                   ---------- -------- --------- -------- -------- --------- -------- --------- -------- -------- -------- --------
(USD Millions)        Jan.      Feb.     Mar.      Apr.     May       Jun.     Jul.      Aug.     Sep.     Oct.     Nov.     Dec.
                      2001      2001     2001      2001     2001      2001     2001      2001     2001     2001     2001     2001
                   ---------- -------- --------- -------- -------- --------- -------- --------- -------- -------- -------- --------
CASH FLOW

Gold Price (To
  be Updated)      $293.50    $293.50   $293.50  $293.50  $293.50   $293.50  $293.50   $293.50  $293.50  $293.50  $293.50  $293.50
Silver Price         $5.00      $5.00     $5.00    $5.00    $5.00     $5.00    $5.00     $5.00    $5.00    $5.00    $5.00    $5.00

Gold Sales           6,204      5,884     5,951    6,109    5,742     5,347    5,167     4,554    3,939    3,558    2,728    1,408
Revenue

  Gold Sales        $1.821     $1.727    $1.747   $1.793   $1.685    $1.569   $1.517    $1.337   $1.156   $1.044   $0.801   $0.413
  Interest Income   $0.002     $0.002    $0.002   $0.002   $0.002    $0.002   $0.007    $0.002   $0.002   $0.002   $0.002   $0.002
  Hedging Income               $0.199                      $0.219                       $0.238                     $0.257
                   ---------- -------- --------- -------- -------- --------- -------- --------- -------- -------- -------- --------
    TOTAL REVENUE   $1.823     $1.729    $1.948   $1.795   $1.687    $1.790   $1.518    $1.338   $1.396   $1.046   $0.802   $0.673
                   ---------- -------- --------- -------- -------- --------- -------- --------- -------- -------- -------- --------

DIRECT CASH OPERATING COSTS

  Mining           ($0.510)   ($0.510) ($0.510)  ($0.388) ($0.335)
  Processing       ($0.532)   ($0.534) ($0.534)  ($0.535) ($0.534) ($0.533)  ($0.533) ($0.532)  ($0.524) ($0.175) ($0.173) ($0.171)
  Admin./Prop.
   Tax/Insur.      ($0.105)   ($0.105) ($0.135)  ($0.105) ($0.105) ($0.105)  ($0.105) ($0.105)  ($0.105) ($0.105) ($0.135) ($0.105)
  Silver Credits    $0.016     $0.015    $0.015   $0.015   $0.014   $0.013    $0.013   $0.011    $0.010   $0.009   $0.007   $0.004
                   ---------- -------- --------- -------- -------- --------- -------- --------- -------- -------- -------- --------
  Direct Cash
    Operating
     Costs         ($1.134)   ($1.134) ($1.164)  ($1.012) ($0.960) ($0.655)  ($0.625) ($0.625)  ($0.620) ($0.271) ($0.272) ($0.272)

OTHER OPERATING COSTS

  Net Proceeds Tax  ($0.019)  ($0.016) ($0.016)  ($0.022) ($0.021) ($0.026)  ($0.026) ($0.020)  ($0.015) ($0.022) ($0.015) ($0.004)
  Royalty           ($0.046)  ($0.043) ($0.044)  ($0.045) ($0.042) ($0.039)  ($0.038) ($0.033)  ($0.029) ($0.026) ($0.020) ($0.010)
  Reclamation Bond
  Reclamation
   Earthworks                                             ($0.200) ($0.200)  ($0.200) ($0.200)  ($0.200) ($0.100) ($0.100) ($0.100)
                    ---------- -------- --------- -------- -------- --------- -------- --------- -------- -------- -------- -------
  Other Operating
   Costs            ($0.065)  ($0.060) ($0.060)  ($0.067) ($0.263) ($0.266)  ($0.264) ($0.254)  ($0.244) ($0.149) ($0.135) ($0.114)
                    ---------- -------- --------- -------- -------- --------- -------- --------- -------- -------- -------- -------
OPERATING CASH FLOW  $0.523    $0.534   $0.723    $0.715   $0.465   $0.869    $0.630   $0.459    $0.532   $0.626   $0.395   $0.287
                    ---------- -------- --------- -------- -------- --------- -------- --------- -------- -------- -------- -------

CHANGE IN PAYABLES
  Payroll
  Vacation

  A/P (Net of
    Receivables)     $0.000   ($0.000)  $0.021   ($0.106) ($0.038) ($0.214)  ($0.021) ($0.001)  ($0.005) ($0.245) ($0.001) ($0.002)
  pre-A/P and
    Power

  Severance

                    ---------- -------- --------- -------- -------- --------- -------- --------- -------- -------- -------- --------
  Change in
    Payables         $0.000   ($0.000)  $0.021   ($0.106) ($0.038) ($0.214)  ($0.021) ($0.001)  ($0.005) ($0.245) ($0.001) ($0.002)

CAPEX

  Mine
  Processing
  Well

  Trailer Park/G&A
  Contingency
  Exploration

                    ---------- -------- --------- -------- -------- --------- -------- --------- -------- -------- -------- --------
  Total Capex

VGH CONTRIBUTION

ASSET SALES

                    ---------- -------- --------- -------- -------- --------- -------- --------- -------- -------- -------- --------
 CASH AVAILABLE FOR
       DISTRIBUTION $0.624     $0.534   $0.744    $0.609   $0.427   $0.655    $0.609   $0.458    $0.527   $0.382   $0.384   $0.285
                    ---------- -------- --------- -------- -------- --------- -------- --------- -------- -------- -------- --------
Additional Term
  Loan
Principal
Additional Term
  Loan
Interest
Vista Management
  Fee
                    ---------- -------- --------- -------- -------- --------- -------- --------- -------- -------- -------- --------
  DISTRIBUTE 70:30  $0.624     $0.534   $0.744    $0.609   $0.427   $0.655    $0.609   $0.458    $0.527   $0.382   $0.384   $0.285
                    ---------- -------- --------- -------- -------- --------- -------- --------- -------- -------- -------- --------
                    ---------- -------- --------- -------- -------- --------- -------- --------- -------- -------- -------- --------
Distribution
  $18.313
  $0.500            $0.624     $0.534   $0.744    $0.609   $0.427   $0.655    $0.609   $0.458    $0.527   $0.382   $0.151
                    ---------- -------- --------- -------- -------- --------- -------- --------- -------- -------- -------- --------
                    ---------- -------- --------- -------- -------- --------- -------- --------- -------- -------- -------- --------
     NET CASH FLOW                                                                                                 $0.244   $0.285
                    ---------- -------- --------- -------- -------- --------- -------- --------- -------- -------- -------- --------

CASH BALANCE (EOP)  $0.500     $0.500   $0.500    $0.500   $0.500   $0.500    $0.500   $0.500    $0.500   $0.500   $0.744   $1.028

DISTRIBUTION

Principal   $12.819    70.0%   $0.437   $0.374    $0.521   $0.426   $0.299    $0.459   $0.426    $0.321   $0.369   $0.267   $0.105
Interest
Stub
 Payment                8.0%
            ------             ----------------------------------------------------------------------------------------------------
Total to    $12.819            $0.437  $0.374   $0.521   $0.426   $0.299    $0.459   $0.426    $0.321   $0.369   $0.267   $0.105
Dresdner
Cumulative
 to                  $5.776    $6.150  $6.671   $7.098   $7.396   $7.855    $8.281   $8.602    $8.971   $9.238   $9.344   $9.344
Dresdner
Priority    $0.800
Payment

Dividend    $5.494        $0.187   $0.160   $0.223   $0.183   $0.128    $0.197   $0.183    $0.138   $0.158   $0.114   $0.045
            --------     -------- -------  -------- -------- -------- --------- -------- --------- -------- -------- -------- ------
Total to
  Vista     $6.294        $0.187   $0.160   $0.223   $0.183   $0.128    $0.197   $0.183    $0.138   $0.158   $0.114   $0.045
Cumulative
  to                      $3.276   $3.436   $3.669   $3.842   $3.970    $4.166   $4.349    $4.487   $4.645   $4.759   $4.804  $4.804
Vista
Percent to                   36%      36%      35%      35%      35%       35%      34%       34%      34%      34%      34%
Vista
  Interest Rate    7.50%   7.50%   7.50%    7.50%   $7.50%    7.50%     7.50%    7.50%     7.50%    7.50%    7.50%    7.50%    7.50%
Balance (SOP)            $10.450  $10.078  $9.768   $9.308   $8.940    $8.897   $8.293    $7.919   $7.647   $7.326   $7.105   $7.044
Payments                 ($0.437) ($0.374) ($0.521) ($0.426) ($0.299) ($0.459)  ($0.426) ($0.321)  ($0.369) ($0.267) ($0.105)
Accrued                   $0.065  $0.063   $0.061   $0.058   $0.066    $0.054   $0.052    $0.040   $0.048   $0.046   $0.044   $0.044
Interest &
Fees
                --------------------------------------------------------------------------------------------------------------------
Balance
  (EOP)         $13,000  $10.079  $9.768   $9.308   $8.840   $8.697    $8.293   $7.919    $7.647   $7.326   $7.105   $7.044   $7.088


                   ---------- -------- --------- -------- -------- --------- ------- --------- -------- -------- -------- --------
(USD Millions)       Jan.     Feb.      Mar.     Apr.      May      Jun.    Jul.      Aug.     Sep.     Oct.     Nov.     Dec.
                     2002     2002      2002     2002     2002      2002    2002      2002     2002     2002     2002     2002
                   ---------- -------- --------- -------- -------- --------- ------- --------- -------- -------- -------- --------
CASH FLOW
Gold Price
  (To be Updated)     $293.50  $293.50   $293.50  $293.50  $293.50   $293.50  $293.50  $293.50  $293.50  $293.50  $293.50  $293.50
Silver Price            $5.00    $5.00     $5.00    $5.00    $5.00     $5.00    $5.00    $5.00    $5.00    $5.00    $5.00    $5.00
Gold Sales              1,002      869       664      357      181       135      100      100      100      100      100
Revenue
  Gold Sales                    $0.294    $0.265   $0.185   $0.105    $0.053   $0.040   $0.029   $0.029   $0.029   $0.029   $0.029
  Interest Income
  Hedging Income
                   ---------- -------- --------- -------- -------- --------- ------- --------- -------- -------- -------- --------
    TOTAL REVENUE      $0.294   $0.265    $0.185   $0.105   $0.053    $0.040  $0.029    $0.029   $0.029   $0.029   $0.029
                   ---------- -------- --------- -------- -------- --------- ------- --------- -------- -------- -------- --------
DIRECT CASH
  OPERATING COSTS
  Mining
  Processing          ($0.156) ($0.156)  ($0.057) ($0.057) ($0.056)  ($0.056)($0.056)  ($0.056) ($0.056) ($0.056) ($0.056) ($0.112)
  Admin./Prop.
    Tax/Insur.        ($0.056) ($0.056)  ($0.056) ($0.056) ($0.056)  ($0.056)($0.050)  ($0.056) ($0.056) ($0.056) ($0.056) ($0.112)
  Silver Credits       $0.003   $0.002    $0.002   $0.001   $0.000    $0.000  $0.000    $0.000   $0.000   $0.000   $0.000
                   ---------- -------- --------- -------- -------- --------- ------- --------- -------- -------- -------- --------
  Direct Cash
    Operating
    Costs             ($0.209) ($0.210)  ($0.112) ($0.112) ($0.112)  ($0.112)($0.112)  ($0.112) ($0.112) ($0.112) ($0.112) ($0.225)
OTHER OPERATING COSTS
  Net Proceeds Tax    ($0.002) ($0.001)  ($0.002)
  Royalty             ($0.007) ($0.006)  ($0.005) ($0.003) ($0.001)  ($0.001)($0.001)  ($0.001) ($0.001) ($0.001) ($0.001)
  Reclamation Bond                                                                                                           $1.325
  Reclamation
    Earthworks        ($0.067) ($0.067)  ($0.067)
                   ---------- -------- --------- -------- -------- --------- ------- --------- -------- -------- -------- --------
  Other Operating
    Costs             ($0.076) ($0.074)  ($0.074) ($0.003) ($0.001)  ($0.001)($0.001)  ($0.001) ($0.001) ($0.001) ($0.001)  $1,325
                   ---------- -------- --------- -------- -------- --------- ------- --------- -------- -------- -------- --------
    OPERATING CASH
      FLOW             $0.008  ($0.029)   $0.009  ($0.010) ($0.060) ($0.073) ($0.083)  ($0.083) ($0.083) ($0.083) ($0.083)  $1.100
                   ---------- -------- --------- -------- -------- --------- ------- --------- -------- -------- -------- --------
CHANGE IN PAYABLES
  Payroll             ($0.015) ($0.020)  ($0.020) ($0.020) ($0.020)                                                        ($0.020)
  Vacation            ($0.015) ($0.020)  ($0.020) ($0.020) ($0.020)                                                        ($0.020)
  A/P (Net of
    Receivables)      ($0.045) ($0.000)  ($0.059) ($0.000) ($0.000) ($0.000) ($0.000)                                      ($0.079)
  pre-A/P and Power   ($0.010)                    ($0.010)                                      ($0.005)                   ($0.025)
  Severance                                       ($0.025)          ($0.025)                             ($0.019)          ($0.050)
                   ---------- -------- --------- -------- -------- --------- ------- --------- -------- -------- -------- --------
  Change in Payables  ($0.085) ($0.040)  ($0.109) ($0.075) ($0.040)  (0.025) ($0.000)           ($0.005) ($0.019)          ($0.194)
CAPEX
  Mine
  Processing
  Well
  Trailer Park/G&A
  Contingency
  Exploration
                   ---------- -------- --------- -------- -------- --------- ------- --------- -------- -------- -------- --------
  Total Capex
VGH CONTRIBUTION
ASSET SALES                                                                   $1.000                      $1.500            $1.500
                   ---------- -------- --------- -------- -------- --------- ------- --------- -------- -------- -------- --------
      CASH
        AVAILABLE
        FOR
        DISTRIBUTION  ($0.075) ($0.069)  ($0.100) ($0.085) ($0.100)  ($0.098) $0.917   ($0.038) ($0.088) $1.398   ($0.083)  $2.407
                   ---------- -------- --------- -------- -------- --------- ------- --------- -------- -------- -------- --------
Additional Term Loan
Principal
Additional Term Loan
Interest
Vista Management Fee
                   ---------- -------- --------- -------- -------- --------- ------- --------- -------- -------- -------- --------
        DISTRIBUTE
          70:30       ($0.076) ($0.069)  ($0.100) ($0.085) ($0.100)  ($0.098)$0.0917   ($0.083) ($0.088)  $1.398  ($0.083)  $2.407
                   ---------- -------- --------- -------- -------- --------- ------- --------- -------- -------- -------- --------
                   ---------- -------- --------- -------- -------- --------- ------- --------- -------- -------- -------- --------
Distribution $18.313
  $0.500                                                                     $0.744                       $1.314
                   ---------- -------- --------- -------- -------- --------- ------- --------- -------- -------- -------- --------
                   ---------- -------- --------- -------- -------- --------- ------- --------- -------- -------- -------- --------
        NET CASH
          FLOW        ($0.076) ($0.069)  ($0.100) ($0.085) ($0.100)  ($0.098) $0.172   ($0.083) ($0.088) ($0.083) ($0.083) ($0.500)
                   ---------- -------- --------- -------- -------- --------- ------- --------- -------- -------- -------- --------
CASH BALANCE (EOP)     $0.952   $0.883    $0.783   $0.698   $0.598    $0.499  $0.672    $0.588   $0.600   $0.583   $0.508
DISTRIBUTION
Principal $12.819 70.0%                                                       $0.521                      $0.920            $2.035
Interest
Stub
  Payment          8.0%
                   ---------- -------- --------- -------- -------- --------- ------- --------- -------- -------- -------- --------
Total to  $12.819                                                             $0.521                      $0.920            $2.035
Dresdner
Cumulative to          $9.344   $9.344    $9.344   $9.344   $9.344    $9.344  $9.868    $9.865   $9.865  $10.785  $10.785  $12.819
Dresdner
Priority   $0.800
Payment
Dividend   $5.494                                                             $0.223                      $0.394            $0.872
                   ---------- -------- --------- -------- -------- --------- ------- --------- -------- -------- -------- --------
Total to
  Vista    $6.294                                                             $0.223                      $0.394            $0.872
Cumulative To          $4.804   $4.804    $4.804   $4.804   $4,804    $4.804  $5.028    $5.028   $5.028   $5.422   $5.422   $6.294
Vista
Percent to                                                                       34%                         33%               33%
Vista
Interest Rate     7.50% 7.50%    7.50%     7.50%   $7.50%    7.50%     7.50%   7.50%     7.50%    7.50%    7.50%    7.50%    7.50%
Balance (SOP)          $7.088   $7.132    $7.176   $7.221   $7.266    $7.312  $7.358    $6.882   $6.925   $6.969   $6.092   $6.130
Payments                                                                     ($0.521)                    ($0.920)          ($2.035)
Accrued                 $0.44   $0.045    $0.045   $0.045   $0.045    $0.046  $0.040    $0.043   $0.043   $0.044   $0.036   $0.038
Interest &
Fees
                   ---------- -------- --------- -------- -------- --------- ------- --------- -------- -------- -------- --------
Balance (EOP)   $13.000$7.132   $7.176    $7.221   $7.266   $7.312    $7.358  $6.882    $6.925   $6.969   $6.092   $6.130   $4.134


                                                    SCHEDULE 8

                                                 PERMITTED LIENS


                                                   Type of
        Encumbering Party                    Obligation Secured                          Specifics of Encumbrance
                                             ------------------                          ------------------------
Dresdner Bank                        Mine Debt Financing Facility, Gold   Deed of Trust, (UCC) Financing Statements and
                                     Note, Dollar Note, Letter of         Supplemental Deed of Trust
                                     Credit, Hedging Agreement

                                                                          Collateral Assignment of Material Project Agreements

                                                                          Collateral Assignment of Accounts

                                                                          Pledge of Purchased Shares

D.H. Blattner & Sons, Inc.           Open Pit Mining Contract             Lien filed against title to the Mineral Ridge property
                                                                          in the amount of $1,466,746.90 in the Office of the
                                                                          County Recorder of Esmeralda County, Nevada. To be
                                                                          released on closing.

Roberts & Schaefer Company           Mineral Ridge Project                Lien filed against title to the Mineral Ridge property
                                     Construction Contract                in the amount of $637,054.25 in the Office of the
                                                                          County Recorder of Esmeralda County, Nevada. To be
                                                                          released on closing.

Mary Mining Company                  Royalty Agreement                    Deed of Trust with Power of Sale, Assignment of
                                                                          Production, Security Agreement, Financing Statement
                                                                          and Fixtures Filing. See also Schedule "G".  In
                                                                          addition, Mineral Ridge has failed to make payment in
                                                                          the amount of $60,000 due July 21, 1998 for advance
                                                                          royalty which amount will be paid on closing.

BenguetCoip. USA, Inc.               Royalty Agreement                    See the Dudley and Stewart claims in Schedule "G".

J.D. Welsh & Associates, Inc.        Litigation                           Lien filed against title to the Mineral Ridge
                                                                          property, recorded in the Office of the County
                                                                          Recorder of Esmeralda County, Nevada in respect of
                                                                          litigation in the Fifth Judicial District Court for
                                                                          the State of Nevada captioned J.D. WELSH &
                                                                          ASSOCIATES, INC. V. SUNSHINE PRECIOUS METALS, INC.,
                                                                          SUNSHINE MINING COMPANY AND HOMESTEAD MINERALS, INC.

                                                                          Hold periods and transfer restrictions applicable to
                                                                          the Purchased Shares under Canadian and U.S.
                                                                          securities legislation, the constating documents of
                                                                          Mineral Ridge and the various loan documents between
                                                                          Dresdner and CRL or CRI

                               SCHEDULE 9

             NEW EQUIPMENT CONTRIBUTED BY VISTA GOLD CORP.

All units have enclosed cabs, ROPS, A/C. Shovels, 992C loaders, haul trucks, drills have ANSUL fire suppression. Hyeroft purchased all shovels, loaders, haul trucks, drills and dozers new (except two DML drills acquired w/ 500 actual hrs and DZO1, purchased two years old in 1990).

EXCAVATORS

------------------------------------------------------------------------------------------------------------------------------------
UNIT            YEAR     MAKE         MODEL            SERIAL          SIZE       MACHINE       ENGINE       COMMENTS
NUMBER                                                 NUMBER                     HOURS         HOURS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
SH-11           1996     Hitachi      EX3500-3         185-0305        23-yd      10,797        600          Engines re-built in May
                                                                                                600
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
LD-05           1988     Cat          992CHL           49Z01329        ll-yd      37,000        2,100
------------------------------------------------------------------------------------------------------------------------------------
LD-08           1992     Cat          992CHL           49Z01994        ll-yd      25,160        2,824        Rebuilding Final Drives
                                                                                                             now
------------------------------------------------------------------------------------------------------------------------------------

HAUL TRUCKS

All trucks have payload monitoring and "Nevada style" steel lined rock box w/ sideboards and extended tail. Fleet spares include engine (1), transmission
(1), torque converter (1), spare bed (1), wheel group (1). All engine and transmission changes have been scheduled re-builds of non-failed cores. Hycroft purchased one new engine and one new transmission to avoid introducing exchanged cores into the fleet.

------------------------------------------------------------------------------------------------------------------------------------
UNIT            YEAR     MAKE       MODEL       SERIAL           SIZE         MACHINE         ENGINE        TRANS.      COMMENTS
NUMBER                                          NUMBER                        HOURS           HOURS         HOURS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TK-20           1994     Cat        785B        6HK00325         150-ton      18,700          2,000         2,000
------------------------------------------------------------------------------------------------------------------------------------
TK-21           1994     Cat        785B        6HK00326         150-ton      18,600          1,00          1,000
------------------------------------------------------------------------------------------------------------------------------------
TK-22           1994     Cat        785B        6HK00327         150-ton      19,600          2,800         2,800
------------------------------------------------------------------------------------------------------------------------------------
TK-23           1994     Cat        785B        6HK00328         150-ton      18,500          2,000         2,000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

DRILLS

Hycroft mines 30-foot benches and all of these drills are capable of hammer or rotary drilling and rack 5" or 7" steel.

------------------------------------------------------------------------------------------------------------------------------------
UNIT NO.     YEAR       MAKE          MODEL           SERIAL        MACHINE       ENGINE    COMPRESSOR             COMMENTS
                                                      NUMBER         HOURS        HOURS        HOURS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
DR-15        1995      Ingersoll      DML             4112          7,697         7,697        7,697        60,000 # Pulldown, 1250
                       -Rand                                                                                cfm/350psi I-R Comp.
                                                                                                            Drills to 33 ft.
------------------------------------------------------------------------------------------------------------------------------------
DR-14        1995      Ingersoll      DML             4113          8,795         8,795        8,795        60,000 # Pulldown, 1250
                       -Rand                                                                                cfm/350psi I-R Comp.
                                                                                                            Drills to 33 ft. ft.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

DOZERS

------------------------------------------------------------------------------------------------------------------------------------
UNIT            YEAR     MAKE      MODEL       SERIAL            MACH.        ENGINE        TRANS.      COMMENTS
NUMBER                                         NUMBER            HOURS        HOURS         HOURS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DZ-02           1987     Cat       D8N         9TC00814          37,098       695          3,971       U-Blade, 3-shank ripper
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DZ-10           1994     Cat       D10N        3SK00642          13,216       665          665         Semi-U blade, 3-shank ripper
                                                                                                       New Tracks (578 hrs)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DZ-09           1994     Cat       834B        92Z00575          17,516       2,457        0           Rubber Tired Dozer
------------------------------------------------------------------------------------------------------------------------------------

MAJOR SUPPORT EQUIPMENT

-------------------------------------------------------------------------------------------------------------------------
UNIT            YEAR     MAKE      MODEL       SERIAL            MACH.        ENGINE       COMMENTS
NUMBER                                         NUMBER            HOURS        HOURS
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
GR-53           1994     Cat       16G         93U03577          14,688       14,688       Ripper, ANSUL, ROPS, A/C
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
WT-03           1979     Cat       769C        1X00909           30,000+                   8,000 gallon tank
-------------------------------------------------------------------------------------------------------------------------
LD-58           1994     Volvo     L-120B      L120V61109        3,401
-------------------------------------------------------------------------------------------------------------------------

                                                        - 3 -